UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

FORWARD FUNDS

(Exact name of registrant as specified in charter)

101 California Street, 16th Floor

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

John A. Blaisdell, Principal Executive Officer

Forward Funds

101 California Street, 16th Floor

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. -	Reports to Stockholders.

The following are copies of the reports transmitted to shareholders of the Salient Adaptive Balanced Fund, Salient Adaptive Income Fund, Salient Adaptive US Equity Fund, Salient EM Corporate Debt Fund, Salient EM Dividend Signal Fund, Salient EM Infrastructure Fund, Salient High Yield Fund, Salient International Dividend Signal Fund, Salient International Real Estate Fund, Salient International Small Cap Fund, Salient Real Estate Fund, Salient Select Income Fund, Salient Select Opportunity Fund, Salient Tactical Growth Fund, Salient Tactical Muni & Credit Fund, Salient Tactical Real Estate Fund and Salient US Dividend Signal Fund (collectively, the “Funds”), each a series of the registrant, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Annual Report December 31, 2016
Salient International Real Estate Fund Salient Real Estate Fund Salient Select Income Fund Salient Select Opportunity Fund Salient Tactical Real Estate Fund

The series of funds under the Forward Funds Trust (“Salient Funds”) are distributed by:

Forward Securities, LLC

101 California Street, 16th Floor

San Francisco, California 94111

The report has been prepared for the general information of the Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Funds’ Prospectus, which contains more complete information about Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2016

Shareholder Update	December 31, 2016

A MESSAGE FROM:	Rusty Guinn Executive Vice President of Asset Management

Dear Shareholder:

As so many people have expressed across various fields of human endeavor, we look forward to 2017 with both eagerness and optimism. Yet we are perhaps unusual in also looking back fondly on a productive and successful 2016 for our organization and for our investors. We are proud of the results we produced and are committed to continuous improvement in 2017.

After all, it was not just a year of election surprises and deaths of beloved celebrities. It was an eventful year for financial markets as well. 2016 began as 2015 ended—in turmoil for commodity-sensitive markets and asset classes. Indeed, through February concerns about continued dollar strength and oil weakness pervaded nearly all markets. As defensive sectors and securities ruled the day, much of the industry commentary focused on the poor performance of active management. Volatility that came mid-year as a result of Brexit—the United Kingdom’s referendum vote in favor of leaving the European Union—gave way to narrow focus on a potential increase in interest rates for most of the second half. But—as Ben Hunt will share more with you in his letter—following the U.S. presidential election, the narrative has since shifted from monetary policy to fiscal policy. We are gratified that our investment platform and portfolio management teams navigated this rapidly changing environment well.

As an organization we entered our second year of our combination with Forward. At this point, we feel comfortable calling the integration complete. Our mission now is to empower each of our investment team leaders—true CIOs in their own rights—to focus on what matters for their asset classes, for their investment strategies and for their shareholders.

In the end, it is you, the shareholders, who entrust us with the responsibility to steward your capital. We take that responsibility very seriously and we seek to execute it with profound gratitude.

Sincerely,

Rusty Guinn

Executive Vice President of Asset Management

Salient

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

1	December 31, 2016

Shareholder Update	December 31, 2016

A MESSAGE FROM:	W. Ben Hunt, Ph.D. Chief Investment Strategist

Dear Shareholder:

Typically the end of a calendar year provides a convenient demarcation line for an annual investment report. We tend to look back and look forward at markets in 12-month chunks anyway, and wrapping everything up in a year-end bow is a Wall Street tradition.

In 2016, however, the demarcation line had nothing to do with year-end and everything to do with the November 8 election of Donald J. Trump to the White House and Republican majorities to both the Senate and the House of Representatives.

Before the election, global markets in general and the U.S. stock market in particular were in a two-year holding pattern, with the S&P 500 Index up a grand total of 4.82% from November 7, 2014, through November 7, 2016. The Russell 2000 Index, a broad index of smaller, domestically focused U.S. companies, was up 2.38% over the same two-year span. Before the election, the overwhelmingly dominant market concern was U.S. Federal Reserve (Fed) monetary policy, with media and investor narratives for the past five years overwhelmed by questions of will-they-or-won’t-they raise interest rates. For the most part, the answer was always “they won’t!”—with 10-year U.S. Treasury yields hitting a 50-year low of 1.36% on July 8, 2016.

In the two months since the election, the S&P 500 is up almost 7%. The Russell 2000 is up more than 15%. In two months. Since the Trump election, the 10-year U.S. Treasury yield has spiked from 1.88% to 2.60%. The U.S. dollar is up almost 5%. Consumer confidence is now at a 10+ year high.

In reality, of course, very little has changed in the world since November 8, and what has changed outside of the U.S. (Chinese currency flight resumed and the Italian government began collapsing … again) isn’t good news. But since when did reality matter? Global markets today are gripped not in fear but in hope, a new hope that the swamp will be drained, that regulations will be rolled back, that taxes will be reformed, that corporate cash will be repatriated back to the U.S. (and spent on new factories and new jobs), that infrastructure will be built and that the Fed will stand down, etc. It’s as if Donald Trump has worked a Jedi mind trick on markets, in which everything he whispers (or tweets) is treated as reality instead of an aspiration.

Are we still in a policy-driven market? Absolutely. But the market’s gaze has shifted from monetary policy and what the Fed does or doesn’t do to fiscal policy and what the Republican Congress plus Donald Trump will or won’t do. That’s an enormously important shift, with far-reaching consequences on the behavior of all market participants. Why? Because the correlations and trends are shifting. Because what’s important as a proxy for monetary policy intentions, like the U.S. dollar going up or down, isn’t very important as a proxy for fiscal policy intentions. If you’re a mega-sovereign wealth fund and your decision on buying risk assets like stocks or commodities depends on your assessment of the Fed, you care about the dollar. If your decision depends on your assessment of Donald Trump and the Republican Congress, you don’t care about the dollar. Right now the latter decision-making is ascendant, and you see that in a breakdown of the correlations that have dominated markets since the summer of 2014.

December 31, 2016	2

Here’s a chart that I’ve used a lot over the past year. It shows how oil prices (in gray, left-hand vertical axis with price inverted) and the dollar (in black, right-hand vertical axis) have moved in lockstep over the past two+ years, with a -96% correlation from June 2014 through September 2016. This is an insanely powerful correlation.

Sources: Salient and Bloomberg, as of 09/30/16

Past performance does not guarantee future results.

And here’s the same chart updated through December 2016, with a vertical line drawn at the U.S. election date. Crazy, right? The correlation has totally vanished. If anything, it’s reversed itself.

Sources: Salient and Bloomberg, as of 12/31/16

Past performance does not guarantee future results.

3	December 31, 2016

For a game theorist like me, someone who believes not only in playing the cards but also in playing the players, these are heady times, indeed. It’s a reminder that our job is to deal with the market as it is, not as it was, and right now this is a market that favors risk assets, which is usually the case with hope-based investor behaviors. In more colorful terms, a hope-based market is a 2x4 market. Meaning that this market, like a rented mule, will need to be hit between the eyes with a 2x4 before it goes down.

Here are four places I’m watching closely for the materialization of that 2x4:

1)	Dollar Strength and S&P Earnings: The knee-jerk behavioral correlation between dollar strength and risk asset weakness may have broken down as attention shifts from monetary policy to fiscal policy. But, there is still a distinct real-world consequence of dollar strength: S&P 500 earnings go down. Right now there is extreme optimism regarding 2017 corporate earnings growth—optimism that will be smashed by a strong dollar.

2)	Dollar Strength and Chinese Monetary Policy: The other real-world consequence of a stronger dollar is that China, whose currency is tied closely to the dollar, suffers. A stronger currency makes it harder for China to export its manufactured goods, and that’s bad news for China growth and China politics. There is a nontrivial chance that China rips off the currency exchange rate Band-Aid by floating its currency and sparking a dramatic devaluation. That’s a deflationary atom bomb for the rest of the world and horrible for risk assets.

3)	Eurozone Political Splintering and Bank Bail-Ins: We’re going to have national elections in the Netherlands, France, Germany and probably Italy in 2017, and in each country an anti-status-quo / anti-Europe party appears poised to make dramatic gains if not secure an outright victory. With Europe splintering, there’s no way that Germany or the European Central Bank ponies up hard cash to bail out critically undercapitalized European banks (most notably in Italy but also France, Spain and Germany), and that leaves existing investors on the hook for bail-ins. Ugly.

4)	Rising Rates: Okay, I’ll say it. I think the Yellen-led Fed would be perfectly happy to hang a big fat recession around Donald Trump’s neck. How do you do that? By raising rates three times in 2017, as the Fed’s December commentary suggested.

What’s the bull scenario? In my opinion, it’s very simple. If a Republican White House and Congress can push through a legislative trifecta of tax reform/repatriation, regulatory reform/rollback and infrastructure spending, then we’re off to the races. It will be a challenge, to say the least, to push this agenda through. But it’s conceivable. This may be a market built on hope, but it’s not a crazy hope.

Coming into 2017 we have a market that favors hope over experience. Maybe that hope will be borne out over the course of the year. Maybe it won’t. I really don’t know. But I think we’re looking at the right things and in the right places for adapting to whatever comes down the pike.

Sincerely,

W. Ben Hunt, Ph.D.

Chief Investment Strategist

Salient

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

10-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year but not more than 10 years.

Correlation is a statistical measure of how two securities move in relation to each other.

Devaluation is a monetary policy tool whereby a country reduces the value of its currency with respect to other foreign currencies.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

December 31, 2016	4

One cannot invest directly in an index.

Salient is the trade name for Salient Partners, L.P., which together with its subsidiaries provides asset management and advisory services. This information is being provided solely for educational purposes and is not an offer to sell or solicitation of an offer to buy an interest in any investment fund. Any such offer or solicitation may only be made by means of a confidential private offering memorandum or prospectus relating to a particular fund and only in a manner consistent with federal and applicable state securities laws.

The Salient Funds offered under the Forward Funds Trust are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

©2017 Salient. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

5	December 31, 2016

Fund Commentary and Performance (Unaudited)

Salient International Real Estate Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient International Real Estate Fund’s Class A shares (without sales load) returned 0.60%, underperforming its benchmark, the FTSE EPRA/NAREIT Developed ex-U.S. Index, which returned 1.97%.

International real estate investment trust (REIT) equities produced three distinct return opportunities in 2016. From December 31, 2015, through the market bottom on January 21, 2016, the broad international REIT equity index, FTSE EPRA/NAREIT Developed ex-U.S. Index, declined -10.61%, mainly due to expectations of a more aggressive interest rate posture by the U.S. Federal Reserve (Fed) following the federal funds rate hike on December 16, 2015 (the first rate increase since 2006). As these fears receded throughout the spring and summer and as real estate operating fundamentals continued to deliver solid performance, international REIT equities rebounded over the next eight months, registering a 26.55% return from January 21 to September 8, as measured by the FTSE EPRA/NAREIT Developed ex-U.S. Index. However, investor enthusiasm for international REITs waned during the final three and a half months of the year as concerns related to the Fed’s tightening of its accommodative monetary policy reemerged and uncertainty following the U.S. presidential election took hold of investors. The FTSE EPRA/NAREIT Developed ex-U.S. Index declined -9.86% in the final months of 2016, ending the year up only 1.97%. While international REIT equities generated a positive total return for the year, the path to that return was quite volatile.

At the operating level, international REIT fundamentals generally remained healthy throughout 2016 for most property types and across most geographic areas. Occupancy trends were robust, re-leasing spreads continued to be positive (albeit less positive than in previous years), and leverage levels and coverage ratios remained sound. Capital markets continued to be accommodative for equity, debt and preferred issuances. Transaction volumes for both property level and corporate mergers and acquisitions were healthy. As always, conditions on the ground varied from country to country.

Japanese REITs rallied during the first half of the year in response to the Bank of Japan’s exchange-traded fund (ETF) purchase program and negative interest rate policy. They retreated in the second half of the year, however, as the Bank of Japan moved to steepen the yield curve and investors became wary of valuations. Developers in particular were pummeled as concerns over worsening supply and demand dynamics and margin contraction from rising land costs took hold. The fund’s exposure to Japan is approximately equal to the benchmark and remains the largest single-country exposure in the portfolio. Exposure to Japanese REITs contributed approximately 155 basis points to overall performance in 2016.

The fund was underexposed to REITs compared to the benchmark in the rest of the Asia Pacific region due to concerns that prices did not reflect the governance risk associated with some capital markets still in their infancy and that the flight of foreign capital to safe-haven markets (particularly Australia) had pushed prices toward cyclical peaks. Underexposure to this region lowered the fund’s return relative to the benchmark.

U.K. REITs were up modestly for the first half of the year, but they sold off sharply in June following the surprise results of Brexit, the U.K.’s referendum vote in favor of leaving the European Union. The fund took advantage of the market’s attractive entry point and increased its exposure to the U.K. At year-end, the fund’s exposure to the region remained elevated compared to the benchmark and was the fund’s second largest single-country exposure. Exposure to the U.K. detracted 374 basis points from overall performance. While the fund did not reap big rewards from this move in 2016, the fund’s investment team believes the U.K. remains an attractive place for long-term investment.

As for the rest of Europe, the fund ended the year underweight compared to the benchmark due to concerns of near-term headwinds arising from the European Central Bank tapering its asset purchases, rising bond yields and political uncertainty surrounding several elections. Mere underexposure to the sector would have detracted from overall performance, but the fund’s individual security selection in the region contributed to outperformance in Western Europe compared to the benchmark.

The fund’s investment team kept busy throughout 2016, meeting with management teams and conducting property tours for companies of interest. The team aims to position the fund to deploy capital opportunistically in the event of temporary price dislocations.

December 31, 2016	6

Salient International Real Estate Fund

Weightings by Country as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

7	December 31, 2016

Salient International Real Estate Fund(d)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	0.74%	7.79%	N/A	2.19%	05/02/11
Institutional Class(e)	0.98%	8.15%	-0.42%	1.59%	04/28/06
Class A (with sales load)(b)	-5.19%	6.46%	-1.32%	0.71%	04/28/06
Class A (without sales load)(a)	0.60%	7.72%	-0.73%	1.27%	04/28/06
Class C (with CDSC)(f)	-0.97%	7.10%	-1.40%	0.60%	04/28/06
Class C (without CDSC)(g)	-0.02%	7.10%	-1.40%	0.60%	04/28/06
Advisor Class(h)	0.94%	8.12%	N/A	2.51%	05/02/11

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund. Prior to June 12, 2009, Forward International Real Estate Fund was known as Kensington International Real Estate Fund.

(e) Prior to June 13, 2009, Institutional Class was known as Class Y.

(f) Includes the 1.00% contingent deferred sales charge.

(g) Excludes the 1.00% contingent deferred sales charge.

(h) Prior to May 1, 2013, Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2016	8

Fund Commentary and Performance (Unaudited)

Salient Real Estate Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient Real Estate Fund’s Investor Class shares returned 12.03%, outperforming its primary benchmark, the FTSE NAREIT Equity REITs Index, which returned 8.52%. Its secondary benchmark, the S&P 500 Index, returned 11.96%.

Real estate investment trust (REIT) equities produced three distinct return opportunities in 2016. From January 1 through the market bottom on February 11, broad REIT equity indices witnessed double digit declines, mainly due to expectations of a more aggressive interest rate posture by the U.S. Federal Reserve (Fed) following the federal funds rate hike on December 16, 2015 (the first rate increase since 2006). As these fears receded throughout the spring and summer and as real estate operating fundamentals continued to deliver solid performance, REIT equities responded with an extraordinary rebound over the next six months, registering a 32.08% return from February 11 to August 1, as measured by the FTSE NAREIT Equity REITs Index. However, investor enthusiasm for REITs declined during the final five months of the year as concerns related to the Fed’s tightening of its accommodative monetary policy reemerged and uncertainty following the U.S. presidential election took hold of investors. REIT equities responded with a decline in the final months of the year. While REIT equities generated a relatively “normal” total return for the year, the path to that return was anything but normal.

At the operating level, domestic REIT fundamentals generally remained healthy throughout 2016 for most property types and across most geographic areas. Occupancy trends were robust, re-leasing spreads continued to be positive (albeit less positive than in previous years), and leverage levels and coverage ratios remained sound. Capital markets continued to be accommodative for equity, debt and preferred issuances. Transaction volumes for both property level and corporate mergers and acquisitions were healthy. As always, there were exceptions to this sanguine investing landscape. For example, Houston’s A-class office space, which represents the newest and highest quality office space, faced considerable headwinds in 2016 as the oil and gas sector continued to trim its corporate footprint. In the regional mall space, declining profit margins and solvency concerns at major anchor tenants such as JCPenney, Macy’s and Sears caused investor worries to spike. In addition, new building supply remained muted during the year. Yet investor interest in REITs generally stayed elevated in 2016 given their near-universal thirst for yield.

Investors favored small- and mid-cap REIT equities in 2016 and both categories had very strong performance results. For example, Bloomberg REIT Small Cap Index returned 29.37% and Bloomberg REIT Mid Cap Index returned 26.76% for the year. The fund’s high overall exposure to mid-cap REIT equities helped the fund outperform both of its benchmarks in 2016.

From a sector perspective, the fund held overweight exposure to hotel REITs, which contributed to the fund’s outperformance in 2016. Much of the strong performance by hotel REITs was generated in the final two months of the year, following Donald Trump’s win of the U.S. presidential election. Hotels have the shortest lease duration of any REIT asset class (generally one night) and as a result are very sensitive to changes in underlying economic conditions. They perform well when the economy is strengthening and perform poorly when the economy is slowing. Investor expectations related to gross domestic product growth shifted following the election, helping the hotel sector rally at the end of the year. Additionally, the selection of securities within the sector added to results above what broad allocation would have achieved.

The fund’s overweight exposure to the retail REIT sector compared to the primary benchmark also added to performance during the year. However, performance in the retail space was much more mixed. Regional malls generally underperformed as the effect of online shopping continued to put pressure on tenant sales and margins. Freestanding retail and strip centers performed better in 2016, as their tenant mix tends to be more service-oriented and more insulated to online shopping. More of the fund’s retail exposure was targeted toward these types of retail centers. Security selection in the sector also made a positive impact on performance for the year.

The fund was underweight compared to the primary benchmark’s exposure to industrial REITs, which outperformed all other sectors in 2016 on the back of unexpected demand growth from e-commerce retailers. The fund’s underweight exposure to this sector detracted from performance results during the year. Other detractors were the farmland and multifamily sectors. The fund’s performance suffered in farmland due to negative performance of Farmland Partners, a REIT that manages high-quality farmland. Poor performance in multifamily was driven by the fund’s underweight position and security selection with the space.

9	December 31, 2016

Salient Real Estate Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2016	10

Salient Real Estate Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	12.03%	12.02%	3.66%	9.13%	05/10/99
Institutional Class	12.44%	12.48%	N/A	5.57%	05/01/08
Class A (with sales load)(c)	5.55%	10.70%	N/A	15.38%	06/12/09
Class A (without sales load)(d)	12.00%	12.02%	N/A	16.30%	06/12/09
Class C (with CDSC)(e)	10.48%	11.36%	N/A	15.55%	06/12/09
Class C (without CDSC)(f)	11.34%	11.36%	N/A	15.55%	06/12/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2016, Salient Real Estate Fund was known as Forward Real Estate Fund. Prior to January 20, 2009, Forward Real Estate Fund was known as Forward Progressive Real Estate Fund. Prior to October 30, 2006, Forward Progressive Real Estate Fund was known as Forward Uniplan Real Estate Investment Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11	December 31, 2016

Fund Commentary and Performance (Unaudited)

Salient Select Income Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient Select Income Fund’s Class A shares (without sales load) returned 13.56%. Its benchmark, the BofA Merrill Lynch Preferred Index, returned 2.32%.

Real estate investment trust (REIT) equities produced three distinct return opportunities in 2016. From January 1 through the market bottom on February 11, broad REIT equity indices witnessed double digit declines, mainly due to expectations of a more aggressive interest rate posture by the U.S. Federal Reserve (Fed) following the federal funds rate hike on December 16, 2015 (the first rate increase since 2006). As these fears receded throughout the spring and summer and as real estate operating fundamentals continued to deliver solid performance, REIT equities responded with an extraordinary rebound over the next six months, registering a 32.08% return from February 11 to August 1, as measured by the FTSE NAREIT Equity REITs Index. However, investor enthusiasm for REITs declined during the final five months of the year as concerns related to the Fed’s tightening of its accommodative monetary policy reemerged and uncertainty following the U.S. presidential election took hold of investors. REIT equities responded with a decline in the final months of the year. While REIT equities generated a relatively “normal” total return for the year, the path to that return was anything but normal.

At the operating level, domestic REIT fundamentals generally remained healthy throughout 2016 for most property types and across most geographic areas. Occupancy trends were robust, re-leasing spreads continued to be positive (albeit less positive than in previous years), and leverage levels and coverage ratios remained sound. Capital markets continued to be accommodative for equity, debt and preferred issuances. Transaction volumes for both property level and corporate mergers and acquisitions were healthy. As always, there were exceptions to this sanguine investing landscape. For example, Houston’s A-class office space, which represents the newest and highest quality office space, faced considerable headwinds in 2016 as the oil and gas sector continued to trim its corporate footprint. In the regional mall space, declining profit margins and solvency concerns at major anchor tenants such as JCPenney, Macy’s and Sears caused investor worries to spike. In addition, new building supply remained muted during the year. Yet investor interest in REITs generally stayed elevated in 2016 given their near-universal thirst for yield.

While not as dramatic, the performance of REIT preferreds tended to mimic REIT equities, with the bulk of the period-to-period volatility attributed to the ever-changing consensus related to interest rate expectations. REIT preferreds finished the year up but well below the long-term average these securities have tended to generate.

In this investing landscape, the fund outperformed its benchmark, the BofA Merrill Lynch Preferred Index, by over 11% in 2016. It also outperformed other common measures of both equities and preferreds. Broad REIT equities, as measured by the FTSE NAREIT Equity REITs Index, returned 8.52% while REIT preferreds, as measured by the Wells Fargo Hybrid and Preferred Securities REIT Index, returned 3.65%. The fund’s higher overall exposure to REIT equities, especially small- and mid-cap REITs, provided a majority of the fund’s outperformance versus the benchmark.

From a sector perspective, the fund had overweight exposures to the industrial, office and single-family rental sectors in the REIT equity portion of the portfolio. Each of these segments contributed positively to the fund’s performance in 2016. The industrial sector received an unexpected boost from e-commerce demand in the latter half of the year, and the fund benefited from its exposure to Monmouth REIT, owners of high-quality net-leased industrial properties, and STAG Industrial, operators of single-tenant industrial properties throughout the United States. Significant returns from Franklin Street Properties and American Homes 4 Rent in the office and single-family rental spaces, respectively, added to the fund’s performance for the year.

In the REIT preferred portion of the portfolio, the fund’s investments in the net lease, hotel and mortgage sectors added to the fund’s positive results. The net lease portion of the fund’s preferred equity sleeve was boosted by its exposure to two EPR Properties series, both of which had very strong performance. In the hotel space, the Ashford Hospitality Prime series B delivered positive returns. Additionally, the fund’s performance in the mortgage REIT space was lifted by exposure to Colony Capital, Inc. and iStar Financial, Inc., both of which had strong returns in 2016.

In the REIT preferred market, the office, retail and data center sectors all performed poorly in 2016, largely as a result of fears over potential interest rate increases and a challenged retail landscape. Thus the fund’s exposure to these sectors detracted from overall fund performance.

The fund held a short position in the iShares U.S. Real Estate exchange-traded fund (ETF) throughout 2016 as a means of mitigating market downturns. While the short dampened overall volatility as expected, the ETF returned over 7% for the year and thus the short position detracted from fund performance.

December 31, 2016	12

Salient Select Income Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2016*

*Weightings by Sector reflect long positions and excludes securities sold short.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

13	December 31, 2016

Salient Select Income Fund(d)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	13.66%	10.30%	N/A	10.61%	10/26/11
Institutional Class	14.09%	10.70%	5.66%	6.43%	04/28/06
Class A (with sales load)(b)	7.01%	8.96%	4.67%	8.68%	03/30/01
Class A (without sales load)(a)	13.56%	10.25%	5.30%	9.09%	03/30/01
Class B (with CDSC)(e)(f)	7.99%	9.34%	4.58%	8.32%	03/30/01
Class B (without CDSC)(f)(g)	12.99%	9.62%	4.58%	8.32%	03/30/01
Class C (with CDSC)(f)(h)	11.96%	9.63%	4.59%	8.32%	03/30/01
Class C (without CDSC)(f)(i)	12.96%	9.63%	4.59%	8.32%	03/30/01
Advisor Class(j)	13.99%	10.65%	N/A	11.51%	02/01/10

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to May 1, 2016, Salient Select Income Fund was known as Forward Select Income Fund. Prior to June 12, 2009, Forward Select Income Fund was known as Kensington Select Income Fund.

(e) Includes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) While Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 13, 2001.

(g) Excludes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(h) Includes the 1.00% contingent deferred sales charge.

(i) Excludes the 1.00% contingent deferred sales charge.

(j) Prior to May 1, 2013, Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2016	14

Fund Commentary and Performance (Unaudited)

Salient Select Opportunity Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient Select Opportunity Fund’s Institutional Class shares returned 16.68%, outperforming its benchmarks, the BofA Merrill Lynch Preferred Index, which returned 2.32%, and the MSCI World Index, which returned 8.15%.

2016 was a relatively challenging year for the global economy. Global economic growth remained subdued, leading to mediocre stock market performance for much of the year. The MSCI World Index, which measures equity market performance in the global developed markets, finished the year up 8.15%, with almost all of the return accumulated in the second half of the year. The weakness among developed markets was largely concentrated in the core European countries, where political instability spread across the continent and unemployment levels remained elevated. Additionally, a substantial headwind to economic growth stemmed from weakness in the European financial sector. Banks and other financial institutions faced a variety of cyclical and structural challenges due to low interest rates and stagnant growth. Going forward, these institutions will need to find ways to adapt to the evolving market and regulatory environments.

Despite a challenging global economic environment, the fund registered positive results in 2016 and outperformed both of its benchmarks. For the equity portion of the portfolio, the fund’s investments in hotel and industrial real estate investment trusts (REITs) contributed heavily to the fund’s outperformance for the year. Industrial REITs received strong investor interest due to the long-term secular trend of online shopping, which requires more industrial storage space. Hotel REITs benefited in 2016 mainly to due strong U.S. economic performance and investor preference for shorter-duration assets. The fund’s preferred investments generally performed well across all industry groups after investors’ fears of substantial interest rates moves in Europe didn’t materialize.

The fund’s investments in the common equity of European banks were the single biggest detractor from the fund’s performance in 2016. As highlighted above, the macro-operating environment across Europe remained difficult throughout the year, with banks in particular struggling against low growth and low profitability. Despite Europe’s difficulties over the past several years, the fund continues to invest in European equities, as the investment team finds that valuations in European companies and banks offer some of the better risk/return profiles in the developed world.

During the year, the fund used the ProShares Ultrashort Euro exchange-traded fund (ETF) as a tool to hedge out a portion of the currency risk associated with its long, euro-denominated holdings. The ETF detracted slightly from the fund’s performance in 2016.

15	December 31, 2016

Salient Select Opportunity Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2016	16

Salient Select Opportunity Fund(b)

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	16.30%	-0.24%	06/02/14
Institutional Class	16.68%	4.79%	07/31/13
Class A (with sales load)(c)	9.43%	2.47%	07/31/13
Class A (without sales load)(d)	16.08%	4.26%	07/31/13
Class C (with CDSC)(e)	14.53%	1.44%	02/18/14
Class C (without CDSC)(f)	15.53%	1.44%	02/18/14

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2016, Salient Select Opportunity Fund was known as Forward Select Opportunity Fund. Prior to December 23, 2013, Forward Select Opportunity Fund was known as Forward Select Income Opportunity Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17	December 31, 2016

Fund Commentary and Performance (Unaudited)

Salient Tactical Real Estate Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient Tactical Real Estate Fund’s Class A shares (without sales load) returned 15.95%, outperforming its primary benchmark, the FTSE NAREIT Composite Index, which returned 9.38%. Its secondary benchmark, the FTSE NAREIT Equity REITs Index, returned 8.52%.

Real estate investment trust (REIT) equities produced three distinct return opportunities in 2016. From January 1 through the market bottom on February 11, broad REIT equity indices witnessed double digit declines, mainly due to expectations of a more aggressive interest rate posture by the U.S. Federal Reserve (Fed) following the federal funds rate hike on December 16, 2015 (the first rate increase since 2006). As these fears receded throughout the spring and summer and as real estate operating fundamentals continued to deliver solid performance, REIT equities responded with an extraordinary rebound over the next six months, registering a 32.08% return from February 11 to August 1, as measured by the FTSE NAREIT Equity REITs Index. However, investor enthusiasm for REITs declined during the final five months of the year as concerns related to the Fed’s tightening of its accommodative monetary policy reemerged and uncertainty following the U.S. presidential election took hold of investors. REIT equities responded with a decline in the final months of the year. While REIT equities generated a relatively “normal” total return for the year, the path to that return was anything but normal.

At the operating level, domestic REIT fundamentals generally remained healthy throughout 2016 for most property types and across most geographic areas. Occupancy trends were robust, re-leasing spreads continued to be positive (albeit less positive than in previous years), and leverage levels and coverage ratios remained sound. Capital markets continued to be accommodative for equity, debt and preferred issuances. Transaction volumes for both property level and corporate mergers and acquisitions were healthy. As always, there were exceptions to this sanguine investing landscape. For example, Houston’s A-class office space, which represents the newest and highest quality office space, faced considerable headwinds in 2016 as the oil and gas sector continued to trim its corporate footprint. In the regional mall space, declining profit margins and solvency concerns at major anchor tenants such as JCPenney, Macy’s and Sears caused investor worries to spike. In addition, new building supply remained muted during the year. Yet investor interest in REITs generally stayed elevated in 2016 given their near-universal thirst for yield.

Investors favored small- and mid-cap REIT equities in 2016 and both categories had very strong performance results. For example, Bloomberg REIT Small Cap Index returned 29.37% and Bloomberg REIT Mid Cap Index returned 26.76% for the year. The fund’s high overall exposure to mid-cap REIT equities helped the fund outperform both of its benchmarks by a significant margin in 2016.

From a sector perspective, the fund held overweight exposure to hotel REITs, which contributed to the fund’s outperformance in 2016. Much of the strong performance by hotel REITs was generated in the final two months of the year, following Donald Trump’s win of the U.S. presidential election. Hotels have the shortest lease duration of any REIT asset class (generally one night) and as a result are very sensitive to changes in underlying economic conditions. They perform well when the economy is strengthening and perform poorly when the economy is slowing. Investor expectations related to gross domestic product growth shifted following the election, helping the hotel sector rally at the end of the year. Additionally, the selection of securities within the sector added to results above what broad allocation would have achieved.

The fund’s overweight exposure to the retail REIT sector compared to the benchmarks also added to performance during the year. However, performance in the retail space was much more mixed. Regional malls generally underperformed as the effect of online shopping continued to put pressure on tenant sales and margins. Freestanding retail and strip centers performed better in 2016, as their tenant mix tends to be more service-oriented and more insulated to online shopping. More of the fund’s retail exposure was targeted toward these types of retail centers. Security selection in the sector also made a positive impact on performance for the year.

The fund also had a healthy exposure to the office sector, with most of the fund’s exposure coming from REITs that operate blue-chip properties primarily located in gateway cities such as San Francisco, New York City, Boston and Washington, D.C. The fund took advantage of attractive entry points throughout the year against a generally constructive leasing environment. The fund’s exposure to the sector added to performance results in 2016.

While the hotel, retail and office sectors contributed positively to performance, the fund’s exposure to the farmland and materials sectors detracted from fund performance. The fund’s performance suffered in the farmland sector due to negative performance of Farmland Partners, a REIT that manages high-quality farmland. For the past couple of years, the farming economy has been challenged as commodity prices remained at depressed levels, resulting in lower leasing rates and decreased land values. The fund’s exposure to timber REITs in the materials sector detracted from total return, due to slower global demand and

December 31, 2016	18

Fund Commentary and Performance (Unaudited)

Salient Tactical Real Estate Fund

As of December 31, 2016

increased worries related to potential trade barriers. However, the investment team remains committed to the sector and believes REIT timber companies offer long-term value and the potential to participate in a strengthening economy.

At times, Salient Tactical Real Estate Fund may engage in transactions designed to hedge against changes in the prices of securities. In 2016, the fund held short positions on the Vanguard REIT exchange-traded fund (ETF) and the iShares U.S. Real Estate ETF for the majority of the year as a means of mitigating market downturns. While these positions detracted from performance, they effectively lowered the fund’s volatility and contributed positively during the market sell-off in the second half of the year.

In addition to the ETFs, the fund wrote call options on securities held in the fund (covered calls). These call options provided income and contributed positively to fund performance in 2016.

19	December 31, 2016

Salient Tactical Real Estate Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2016*

*Weightings by Sector reflect long positions and excludes securities sold short.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2016	20

Salient Tactical Real Estate Fund(d)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	16.03%	12.23%	N/A	9.29%	05/02/11
Institutional Class	16.42%	12.64%	1.91%	3.55%	04/28/06
Class A (with sales load)(b)	9.28%	10.87%	0.73%	9.99%	09/15/99
Class A (without sales load)(a)	15.95%	12.19%	1.33%	10.37%	09/15/99
Class B (with CDSC)(e)	10.33%	11.30%	0.67%	9.61%	09/15/99
Class B (without CDSC)(f)	15.33%	11.56%	0.67%	9.61%	09/15/99
Class C (with CDSC)(g)	14.32%	11.55%	0.66%	9.60%	09/15/99
Class C (without CDSC)(h)	15.32%	11.55%	0.66%	9.60%	09/15/99
Advisor Class(i)	16.38%	12.61%	N/A	9.68%	05/02/11

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to May 1, 2016, Salient Tactical Real Estate Fund was known as Forward Real Estate Long/Short Fund. Prior to May 1, 2011 Forward Real Estate Long/Short Fund was known as Forward Strategic Realty Fund. Prior to June 12, 2009, Forward Strategic Realty Fund was known as Kensington Strategic Realty Fund.

(e) Includes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Excludes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(g) Includes the 1.00% contingent deferred sales charge.

(h) Excludes the 1.00% contingent deferred sales charge.

(i) Prior to May 1, 2013, Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

21	December 31, 2016

Investment Glossary

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Salient International Real Estate Fund, Salient Select Income Fund, Salient Select Opportunity Fund, Salient Tactical Real Estate Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Salient International Real Estate Fund, Salient Real Estate Fund, Salient Select Income Fund, Salient Tactical Real Estate Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Salient International Real Estate Fund, Salient Real Estate Fund, Salient Select Income Fund, Salient Select Opportunity Fund, Salient Tactical Real Estate Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Salient International Real Estate Fund, Salient Select Income Fund, Salient Select Opportunity Fund, Salient Tactical Real Estate Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Salient International Real Estate Fund, Salient Select Opportunity Fund, Salient Tactical Real Estate Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Salient Real Estate Fund, Salient Select Income Fund, Salient Select Opportunity Fund, Salient Tactical Real Estate Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Salient International Real Estate Fund, Salient Real Estate Fund, Salient Select Income Fund, Salient Select Opportunity Fund, Salient Tactical Real Estate Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Salient International Real Estate Fund, Salient Real Estate Fund, Salient Select Opportunity Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Salient International Real Estate Fund, Salient Real Estate Fund, Salient Select Income Fund, Salient Select Opportunity Fund, Salient Tactical Real Estate Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Salient Tactical Real Estate Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Salient Real Estate Fund, Salient Select Income Fund, Salient Select Opportunity Fund, Salient Tactical Real Estate Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds that focus on alternative strategies are not suitable for all investors. (Salient Tactical Real Estate Fund)

December 31, 2016	22

Investment Glossary

Fund Benchmark Definitions

BofA Merrill Lynch Preferred Index: BofA Merrill Lynch Preferred Index is a capitalization-weighted index of preferred stock issues that is generally representative of the market for preferred securities.

FTSE EPRA/NAREIT Developed ex-U.S. Index: FTSE EPRA/NAREIT Developed ex-U.S. Index is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies.

FTSE NAREIT Composite Index: FTSE NAREIT Composite Index is an unmanaged index consisting of approximately 200 real estate investment trust stocks.

FTSE NAREIT Equity REITs Index: FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market.

MSCI World Index: MSCI World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed markets.

S&P 500 Index: S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

One cannot invest directly in an index.

Definition of Terms

Basis point (bps) is a unit of measure that is equal to 1/100th of 1% and used to denote a change in the value or rate of a financial instrument.

Bloomberg REIT Mid Cap Index is a capitalization-weighted index of all property type infinite life real estate investment trusts having a market capitalization between $500 million and $1 billion.

Bloomberg REIT Small Cap Index is a capitalization-weighted index of all property type infinite life real estate investment trusts having a market capitalization of greater than $15 million but not exceeding $500 million.

Call option is an agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity or other instrument at a specified price within a specific time period.

Coverage ratio is a measure of a company’s ability to meet its financial obligations. Typically, the higher the coverage ratio, the better the ability of the enterprise to fulfill its obligations to its lenders.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates and is expressed as a number of years.

Federal funds rate is the interest rate at which a depository institution lends immediately available funds to another depository institution overnight.

Short is a borrowed security, commodity or currency that is sold on the open market with the expectation that the asset will fall in value.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Wells Fargo Hybrid and Preferred Securities REIT Index is a modified market capitalization-weighted index that tracks the performance of preferred securities issued in the U.S. market by real estate investment trusts.

Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

23	December 31, 2016

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2016

As a shareholder of the Salient Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Salient International Real Estate Fund	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/16-12/31/16
Investor Class
Actual	$1,000.00	$998.10	2.45%	$12.31

Hypothetical	$1,000.00	$1,012.82	2.45%	$12.40
Institutional Class
Actual	$1,000.00	$999.00	2.10%	$10.55

Hypothetical	$1,000.00	$1,014.58	2.10%	$10.63
Class A
Actual	$1,000.00	$998.00	2.50%	$12.56

Hypothetical	$1,000.00	$1,012.57	2.50%	$12.65
Class C
Actual	$1,000.00	$994.20	3.05%	$15.29

Hypothetical	$1,000.00	$1,009.80	3.05%	$15.41
Advisor Class
Actual	$1,000.00	$998.90	2.15%	$10.80

Hypothetical	$1,000.00	$1,014.33	2.15%	$10.89
Salient Real Estate Fund
Investor Class
Actual	$1,000.00	$1,032.00	1.92%	$9.81

Hypothetical	$1,000.00	$1,015.48	1.92%	$9.73

December 31, 2016	24

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2016

Salient Real Estate Fund (continued)	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/16-12/31/16
Institutional Class
Actual	$1,000.00	$1,033.90	1.57%	$8.03

Hypothetical	$1,000.00	$1,017.24	1.57%	$7.96
Class A
Actual	$1,000.00	$1,031.60	1.97%	$10.06

Hypothetical	$1,000.00	$1,015.23	1.97%	$9.98
Class C
Actual	$1,000.00	$1,029.20	2.52%	$12.85

Hypothetical	$1,000.00	$1,012.47	2.52%	$12.75
Salient Select Income Fund
Investor Class
Actual	$1,000.00	$1,043.80	2.26%	$11.61

Hypothetical	$1,000.00	$1,013.77	2.26%	$11.44
Institutional Class
Actual	$1,000.00	$1,045.50	1.91%	$9.82

Hypothetical	$1,000.00	$1,015.53	1.91%	$9.68
Class A
Actual	$1,000.00	$1,043.30	2.31%	$11.86

Hypothetical	$1,000.00	$1,013.52	2.31%	$11.69
Class B
Actual	$1,000.00	$1,040.40	2.85%	$14.62

Hypothetical	$1,000.00	$1,010.81	2.85%	$14.41
Class C
Actual	$1,000.00	$1,040.70	2.85%	$14.62

Hypothetical	$1,000.00	$1,010.81	2.85%	$14.41
Advisor Class
Actual	$1,000.00	$1,044.80	1.96%	$10.07

Hypothetical	$1,000.00	$1,015.28	1.96%	$9.93
Salient Select Opportunity Fund
Investor Class
Actual	$1,000.00	$1,190.80	1.81%	$9.97

Hypothetical	$1,000.00	$1,016.04	1.81%	$9.17
Institutional Class
Actual	$1,000.00	$1,192.80	1.47%	$8.10

Hypothetical	$1,000.00	$1,017.75	1.47%	$7.46

25	December 31, 2016

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2016

Salient Select Opportunity Fund (continued)	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/16-12/31/16
Class A
Actual	$1,000.00	$1,189.90	1.99%	$10.95

Hypothetical	$1,000.00	$1,015.13	1.99%	$10.08
Class C
Actual	$1,000.00	$1,186.70	2.43%	$13.36

Hypothetical	$1,000.00	$1,012.92	2.43%	$12.30
Salient Tactical Real Estate Fund
Investor Class
Actual	$1,000.00	$1,065.90	3.35%	$17.40

Hypothetical	$1,000.00	$1,008.30	3.35%	$16.91
Institutional Class
Actual	$1,000.00	$1,067.60	3.01%	$15.64

Hypothetical	$1,000.00	$1,010.00	3.01%	$15.21
Class A
Actual	$1,000.00	$1,065.20	3.41%	$17.70

Hypothetical	$1,000.00	$1,007.99	3.41%	$17.21
Class B
Actual	$1,000.00	$1,062.50	4.02%	$20.84

Hypothetical	$1,000.00	$1,004.93	4.02%	$20.26
Class C
Actual	$1,000.00	$1,062.30	3.96%	$20.53

Hypothetical	$1,000.00	$1,005.23	3.96%	$19.96
Advisor Class
Actual	$1,000.00	$1,067.40	3.06%	$15.90

Hypothetical	$1,000.00	$1,009.75	3.06%	$15.46

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 366.

December 31, 2016	26

Portfolio of Investments (Note 10)

Salient International Real Estate Fund

Shares		Value (Note 2)

Common Stocks: 96.16%
Australia: 3.53%

348,400	Garda Diversified Property Fund	$267,137

82,100	Investa Office Fund	279,648

141,500	Mirvac Group	217,502

		764,287

Austria: 2.64%

9,500	BUWOG AG	220,904

19,000	CA Immobilien Anlagen AG	349,306

		570,210

Canada: 5.60%

9,000	Boardwalk REIT	326,109

26,100	Dream Industrial REIT	165,816

24,900	Dream Office REIT	362,563

21,400	H&R REIT	356,547

		1,211,035

Finland: 0.35%

14,000	Orava Residential REIT Plc	74,570

France: 4.59%

4,300	Gecina SA	594,995

10,100	Klepierre	397,043

		992,038

Germany: 3.34%

20,000	alstria office REIT AG	250,741

67,000	Dream Global REIT	471,568

		722,309

Hong Kong: 14.87%

118,600	Henderson Land Development Co., Ltd.	630,892

82,500	Hongkong Land Holdings, Ltd.	522,225

79,500	Link REIT	516,706

369,000	Soundwill Holdings, Ltd.	671,904

316,600	Swire Properties, Ltd.	873,717

		3,215,444

Ireland: 3.72%

621,338	Hibernia REIT Plc	805,138

Italy: 1.74%

494,700	Immobiliare Grande Distribuzione SIIQ SpA	377,020

Shares		Value (Note 2)

Japan: 26.04%

84,000	Mitsubishi Estate Co., Ltd.	$1,672,813

46,000	Mitsui Fudosan Co., Ltd.	1,064,642

215	NIPPON REIT Investment Corp.	524,278

23,500	Nomura Real Estate Holdings, Inc.	399,726

55,400	NTT Urban Development Corp.	487,757

32,000	Sumitomo Realty & Development Co., Ltd.	850,413

47,300	Tokyo Tatemono Co., Ltd.	632,555

		5,632,184

Singapore: 3.45%

557,700	Keppel REIT	392,814

85,400	UOL Group, Ltd.	353,241

		746,055

Spain: 1.08%

31,700	Lar Espana Real Estate Socimi SA	234,584

Sweden: 3.08%

20,000	Fabege AB	326,872

21,500	Hufvudstaden AB, Class A	339,588

		666,460

United Kingdom: 22.13%

207,000	Capital & Counties Properties Plc	757,923

30,700	Derwent London Plc	1,048,778

94,300	Great Portland Estates Plc	776,900

50,900	Hammerson Plc	359,438

37,000	Land Securities Group Plc	486,083

86,400	Segro Plc	487,782

89,200	Workspace Group Plc	870,647

		4,787,551

	Total Common Stocks (Cost $20,697,900)	20,798,885

	Total Investments: 96.16% (Cost $20,697,900)	20,798,885

	Net Other Assets and Liabilities: 3.84%	831,088

	Net Assets: 100.00%	$21,629,973

Percentages are stated as a percent of net assets.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See Notes to Financial Statements	27	December 31, 2016

Portfolio of Investments (Note 10)

Salient Real Estate Fund

Shares		Value (Note 2)

Common Stocks: 82.71%
Healthcare Providers & Services: 1.21%

114,000	Genesis Healthcare, Inc.(a)	$484,500

Hotels, Restaurants & Leisure: 1.57%

46,900	Belmond, Ltd., Class A(a)	626,115

Real Estate Operating/Development: 1.30%

25,000	Forest City Enterprises, Inc., Class A	521,000

REITs-Apartments: 9.57%

5,000	American Campus Communities, Inc.	248,850

7,500	AvalonBay Communities, Inc.	1,328,625

16,900	Equity Residential	1,087,684

5,000	Essex Property Trust, Inc.	1,162,500

		3,827,659

REITs-Diversified: 9.50%

12,200	Alexander & Baldwin, Inc.	547,414

21,200	American Assets Trust, Inc.	913,296

29,500	Farmland Partners, Inc.	329,220

800	Resource Capital Corp.	6,664

32,100	Urstadt Biddle Properties, Inc., Class A	773,931

11,800	Vornado Realty Trust	1,231,566

		3,802,091

REITs-Healthcare: 4.68%

65,800	MedEquities Realty Trust, Inc.	730,380

34,500	Sabra Health Care REIT, Inc.	842,490

4,500	Welltower, Inc.	301,185

		1,874,055

REITs-Hotels: 6.54%

52,600	Ashford Hospitality Prime, Inc.	717,990

50,276	Chatham Lodging Trust	1,033,172

108,200	FelCor Lodging Trust, Inc.	866,682

		2,617,844

REITs-Mortgage: 4.91%

96,900	Colony Capital, Inc., Class A	1,962,225

REITs-Office Property: 14.44%

5,700	Alexandria Real Estate Equities, Inc.	633,441

9,100	Digital Realty Trust, Inc.	894,166

Shares		Value (Note 2)

51,600	Franklin Street Properties Corp.	$668,736

9,500	HCP, Inc.	282,340

9,000	Hudson Pacific Properties, Inc.	313,020

11,400	Liberty Property Trust	450,300

76,300	New York REIT, Inc.	772,156

53,000	Paramount Group, Inc.	847,470

8,500	SL Green Realty Corp.	914,175

		5,775,804

REITs-Regional Malls: 5.94%

25,100	General Growth Properties, Inc.	626,998

7,600	Macerich Co.	538,384

4,300	Seritage Growth Properties REIT, Class A	183,653

13,900	Taubman Centers, Inc.	1,027,627

		2,376,662

REITs-Residential: 3.69%

70,300	American Homes 4 Rent, Class A	1,474,894

REITs-Shopping Centers: 9.79%

23,200	Brixmor Property Group, Inc.	566,544

43,100	DDR Corp.	658,137

6,100	Federal Realty Investment Trust	866,871

15,100	Kimco Realty Corp.	379,916

23,786	Kite Realty Group Trust	558,495

33,400	Retail Opportunity Investments Corp.	705,742

106,000	Wheeler REIT, Inc.	180,200

		3,915,905

REITs-Specialized: 0.99%

5,000	CoreSite Realty Corp.	396,850

REITs-Storage: 3.89%

7,000	Extra Space Storage, Inc.	540,680

17,800	Jernigan Capital, Inc.	374,690

29,100	National Storage Affiliates Trust	642,237

		1,557,607

REITs-Timber: 2.46%

32,700	Weyerhaeuser Co.	983,943

December 31, 2016	28	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient Real Estate Fund

Shares		Value (Note 2)

REITs-Warehouse/Industrial: 2.23%

37,300	STAG Industrial, Inc.	$890,351

	Total Common Stocks (Cost $27,730,603)	33,087,505

	Total Investments: 82.71% (Cost $27,730,603)	33,087,505

	Net Other Assets and Liabilities: 17.29%	6,916,236

	Net Assets: 100.00%	$40,003,741

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See Notes to Financial Statements	29	December 31, 2016

Portfolio of Investments (Note 10)

Salient Select Income Fund

Shares		Value (Note 2)

Common Stocks: 31.34%
Hotels, Restaurants & Leisure: 0.59%

1,182,000	Peak Resorts, Inc.(a)(b)(c)	$6,560,100

REITs-Apartments: 0.36%

296,296	Clipper Realty, Inc.(c)(d)	4,074,070

REITs-Diversified: 0.40%

100,000	American Assets Trust, Inc.(a)	4,308,000

25,287	Resource Capital Corp.	210,641

		4,518,641

REITs-Healthcare: 4.23%

1,947,200	MedEquities Realty Trust, Inc.(a)(b)	21,613,920

1,052,325	Sabra Health Care REIT, Inc.(a)	25,697,776

		47,311,696

REITs-Hotels: 3.47%

1,889,017	Chatham Lodging Trust(a)	38,819,299

REITs-Mortgage: 2.84%

1,570,955	Colony Capital, Inc., Class A(a)	31,811,839

REITs-Office Property: 3.53%

1,749,900	Franklin Street Properties Corp.(a)	22,678,704

134,500	Hudson Pacific Properties, Inc.	4,677,910

1,200,000	New York REIT, Inc.(a)	12,144,000

		39,500,614

REITs-Regional Malls: 1.42%

214,800	Taubman Centers, Inc.(a)	15,880,164

REITs-Residential: 4.03%

2,075,134	American Homes 4 Rent, Class A(a)	43,536,311

109,000	Preferred Apartment Communities, Inc., Class A	1,625,190

		45,161,501

REITs-Shopping Centers: 3.05%

1,418,000	DDR Corp.(a)	21,652,860

427,293	Kite Realty Group Trust(a)	10,032,840

100,000	Urstadt Biddle Properties, Inc., Class A	2,411,000

		34,096,700

REITs-Specialized: 0.25%

250,000	Farmland Partners, Inc.(a)	2,790,000

REITs-Storage: 2.86%

472,200	Jernigan Capital, Inc.(b)	9,939,810

Shares		Value (Note 2)

1,002,300	National Storage Affiliates Trust(a)	$22,120,761

		32,060,571

REITs-Warehouse/Industrial: 4.31%

1,152,000	Monmouth Real Estate Investment Corp.(a)	17,556,480

1,283,718	STAG Industrial, Inc.(a)	30,642,349

		48,198,829

	Total Common Stocks (Cost $312,304,553)	350,784,024

Convertible Preferred Stocks: 16.59%
REITs-Diversified: 1.41%

316,455	Lexington Realty Trust Series C, 6.500%(a)	15,791,104

REITs-Hotels: 7.60%

102,798	Alexandria Real Estate Equities, Inc. Series D, 7.000%(a)	3,517,748

2,560,000	Ashford Hospitality Prime, Inc. Series B, 5.500%	56,051,200

1,025,000	FelCor Lodging Trust, Inc. Series A, 1.950%(a)	25,532,750

		85,101,698

REITs-Residential: 3.53%

204,044	American Homes 4 Rent Series A, 5.000%(a)	5,627,534

250,000	Series B, 5.000%(a)	6,845,000

841,000	Series C, 5.500%(a)	22,833,150

170,000	Series D, 6.500%	4,250,000

		39,555,684

REITs-Shopping Centers: 1.35%

245,700	Ramco-Gershenson Properties Trust Series D, 7.250%(a)	15,056,496

REITs-Specialized: 2.70%

248,700	EPR Properties Series C, 5.750%	7,087,950

644,101	Series E, 9.000%(a)	23,110,344

		30,198,294

	Total Convertible Preferred Stocks (Cost $158,876,155)	185,703,276

December 31, 2016	30	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient Select Income Fund

Shares		Value (Note 2)

Preferred Stocks: 38.88%
Oil, Gas & Consumable Fuels: 1.04%

225,446	NuStar Energy LP, Series A 8.500%(c)	$6,053,225

220,000	TravelCenters of America LLC 8.250%(a)	5,541,800

		11,595,025

REITs-Apartments: 2.08%

280,000	Sun Communities, Inc. Series A, 7.125%(a)	7,040,600

630,000	UMH Properties, Inc. Series A, 8.250%(a)	16,197,300

		23,237,900

REITs-Diversified: 1.69%

400,000	CorEnergy Infrastructure Trust, Inc. Series A, 7.375%(a)	9,844,000

262,000	Investors Real Estate Trust Series B, 7.950%(a)	6,649,560

100,000	Landmark Infrastructure Partners LP Series B, 7.900%	2,390,000

		18,883,560

REITs-Healthcare: 1.54%

676,943	Sabra Healthcare REIT, Inc. Series A, 7.125%(a)	17,268,816

REITs-Hotels: 2.31%

155,500	Chesapeake Lodging Trust Series A, 7.750%(a)	3,955,920

275,000	Hersha Hospitality Trust Series C, 6.875%(a)	6,679,750

200,000	Series E, 6.500%	4,502,000

120,000	LaSalle Hotel Properties Series H, 7.500%(a)	3,012,000

177,725	Pebblebrook Hotel Trust Series D, 6.375%	4,197,864

137,500	Summit Hotel Properties, Inc. Series C, 7.125%	3,464,313

		25,811,847

REITs-Industrial: 0.40%

200,000	Rexford Industrial Realty, Inc. Series A, 5.875%	4,508,000

Shares		Value (Note 2)

REITs-Manufactured Homes: 1.48%

657,290	Equity LifeStyle Properties, Inc. Series C, 6.750%(a)	$16,511,125

REITs-Mortgage: 11.91%

772,741	Colony Capital, Inc. Series A, 8.500%(a)	19,519,438

371,700	Series B, 7.500%(a)	9,277,632

400,000	Series C, 7.125%(a)	9,320,000

266,011	iStar Financial, Inc. Series D, 8.000%(a)	6,488,008

861,299	Series E, 7.875%(a)	20,886,501

567,811	Series F, 7.800%(a)	13,848,910

848,247	Series G, 7.650%(a)	20,357,928

425,000	Series I, 7.500%(a)	10,200,000

911,545	NorthStar Realty Finance Corp. Series E, 8.750%(a)	23,426,707

		133,325,124

REITs-Office Property: 2.91%

300,000	City Office REIT, Inc. Series A, 6.625%(c)	6,840,000

190,000	Corporate Office Properties Trust Series L, 7.375%(a)	4,788,000

436,989	Digital Realty Trust, Inc. Series F, 6.625%(a)	10,977,163

263,479	Gramercy Property Trust Series A, 7.125%(a)	6,929,498

2,624	Highwoods Properties, Inc. Series A, 8.625%(a)	3,087,136

		32,621,797

REITs-Regional Malls: 0.75%

340,669	Washington Prime Group, Inc. Series I, 6.875%(a)	8,448,591

REITs-Residential: 2.34%

275,000	Bluerock Residential Growth REIT, Inc. 7.125%	6,380,000

200,000	Series A, 8.250%	5,210,000

224,000	Series C, 7.625%	5,689,600

See Notes to Financial Statements	31	December 31, 2016

Portfolio of Investments (Note 10)

Salient Select Income Fund

Shares		Value (Note 2)

REITs-Residential (continued): 2.34%

329,000	UMH Properties, Inc. Series B, 8.000%	$8,858,325

		26,137,925

REITs-Shopping Centers: 6.87%

350,000	Cedar Realty Trust, Inc. Series B, 7.250%(a)	8,522,500

237,000	Retail Properties of America, Inc. Series A, 7.000%(a)	5,901,300
775,000	Saul Centers, Inc. Series C, 6.875%(a)	19,475,750

710,000	Urstadt Biddle Properties, Inc. Series F, 7.125%(a)	18,105,000

450,000	Series G, 6.750%	11,592,000

390,000	Wheeler Real Estate Investment Trust, Inc. Series B, 9.000%	8,632,650

200,000	Series D, 8.750%	4,698,000

		76,927,200

REITs-Specialized: 1.19%

400,000	CoreSite Realty Corp. Series A, 7.250%(a)	10,112,000

130,215	EPR Properties Series F, 6.625%(a)	3,249,515

		13,361,515

REITs-Warehouse/Industrial: 2.37%

473,028	Monmouth Real Estate Investment Corp. Series B, 7.875%(a)	12,123,235

400,000	Series C, 6.125%	9,436,000

200,000	STAG Industrial, Inc. Series B, 6.625%(a)	4,990,000

		26,549,235

	Total Preferred Stocks (Cost $371,837,230)	435,187,660

Principal Amount

Contingent Convertible Securities: 1.12%
Department Stores: 1.12%

$15,060,000	JC Penney Corp., Inc., Sr. Unsec. Notes 7.625%, 03/01/97	12,499,800

	Total Contingent Convertible Securities (Cost $11,019,449)	12,499,800

Principal Amount		Value (Note 2)

Corporate Bonds: 4.64%
Department Stores: 1.76%

$5,000,000	JC Penney Corp., Inc., Sr. Unsec. Notes 6.375%, 10/15/36(a)	$4,231,250

17,135,000	7.400%, 04/01/37	15,507,175

		19,738,425

REITS-Apartments: 0.12%

1,375,000	Camden Property Trust, Sr. Unsec. Notes 5.700%, 05/15/17	1,395,588

REITs-Regional Malls: 2.76%

30,718,000	Simon Property Group LP, Sr. Unsec. Notes 2.150%, 09/15/17	30,851,285

	Total Corporate Bonds (Cost $48,000,275)	51,985,298

Convertible Corporate Bonds: 3.72%
REITs-Diversified: 3.72%

20,250,000	Consolidated-Tomoka Land Co., Sr. Unsec. 4.500%, 03/15/20	20,212,031

19,000,000	CorEnergy Infrastructure Trust, Inc., Sr. Unsec. 7.000%, 06/15/20	21,398,750

		41,610,781

	Total Convertible Corporate Bonds (Cost $37,733,715)	41,610,781

	Total Investments: 96.29% (Cost $939,771,377)	1,077,770,839

	Net Other Assets and Liabilities: 3.71%	41,468,925

	Net Assets: 100.00%	$1,119,239,764

Shares

Schedule of Securities Sold Short
Exchange-Traded Funds

(1,000,000)	iShares® Dow Jones U.S. Real Estate ETF	$(76,940,000)

	Total Securities Sold Short (Proceeds $70,783,639)	$(76,940,000)

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for securities sold short or the line(s) of credit. At period end, the aggregate market value of those securities was $642,522,030, representing 57.41% of net assets.

December 31, 2016	32	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient Select Income Fund

(b) Affiliated company. See note 9 for more information.

(c) Non-income producing security.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $4,074,070, representing 0.36% of net assets.

Investment Abbreviations:

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

Sr. — Senior

Unsec. — Unsecured

See Notes to Financial Statements	33	December 31, 2016

Portfolio of Investments (Note 10)

Salient Select Opportunity Fund

Shares		Value (Note 2)

Common Stocks: 61.49%
Banks: 16.04%

60,000	Commerzbank AG	$457,650

47,980	Green Bancorp, Inc.(a)(b)	729,296

135,300	Unione di Banche Italiane SpA	372,011

		1,558,957

Capital Goods: 2.12%

11,500	Ferrovial SA	205,733

Capital Markets: 1.62%

12,084	FBR & Co.(a)	157,092

Healthcare Providers & Services: 7.76%

177,565	Genesis Healthcare, Inc.(a)(b)	754,651

Hotels & Motels: 5.49%

40,000	Belmond, Ltd., Class A(a)(b)	534,000

Hotels, Restaurants & Leisure: 6.37%

1,200	Chipotle Mexican Grill, Inc.(a)(b)	452,784

30,000	Peak Resorts, Inc.(a)(b)	166,500

		619,284

REITs-Hotels: 12.28%

87,400	Ashford Hospitality Prime, Inc.(a)	1,193,010

REITs-Mortgage: 5.81%

20,745	CIM Commercial Trust Corp.(a)	320,510

12,045	Colony Capital, Inc., Class A(a)	243,911

		564,421

REITs-Specialized: 0.03%

400	Resource Capital Corp.	3,332

REITs-Storage: 0.84%

3,900	Jernigan Capital, Inc.	82,095

REITs-Timber: 3.13%

10,100	Weyerhaeuser Co.(a)	303,909

	Total Common Stocks (Cost $6,977,199)	5,976,484

Exchange-Traded Funds: 5.29%

2,300	SPDR® S&P 500® ETF Trust	514,119

	Total Exchange-Traded Funds (Cost $503,152)	514,119

Shares		Value (Note 2)

Limited Partnerships: 1.78%
Capital Markets: 1.78%

6,400	Blackstone Group LP	$172,992

	Total Limited Partnerships (Cost $153,632)	172,992

Preferred Stocks: 7.50%
Marine: 3.31%

15,000	Star Bulk Carriers Corp. 8.000%(a)	321,525

REITs-Residential: 4.19%

15,000	American Homes 4 Rent Series C, 5.500%(a)	407,250

	Total Preferred Stocks (Cost $712,425)	728,775

Principal Amount

Contingent Convertible Securities: 10.42%
Banks: 10.42%

$500,000	Deutsche Bank AG, Jr. Sub. Notes 7.500%, Perpetual Maturity(a)(c)(d)	459,141

600,000	Unicredit Spa, Jr. Sub. Notes 8.000%, Perpetual Maturity(c)(d)	553,500

		1,012,641

	Total Contingent Convertible Securities (Cost $1,094,325)	1,012,641

Corporate Bonds: 4.35%
Department Stores: 4.35%

500,000	JC Penney Corp., Inc., Sr. Unsec. Notes 6.375%, 10/15/36	423,125

	Total Corporate Bonds (Cost $384,634)	423,125

Convertible Corporate Bonds: 5.14%
REITs-Diversified: 5.14%

500,000	Consolidated-Tomoka Land Co., Sr. Unsec. 4.500%, 03/15/20(a)	499,062

	Total Convertible Corporate Bonds (Cost $500,000)	499,062

	Total Investments: 95.97% (Cost $10,325,367)	9,327,198

	Net Other Assets and Liabilities: 4.03%	391,729

	Net Assets: 100.00%	$9,718,927

December 31, 2016	34	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient Select Opportunity Fund

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for line(s) of credit. At period end, the aggregate market value of those securities was $6,372,398, representing 65.57% of net assets.

(b) Non-income producing security.

(c) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2016.

(d) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Investment Abbreviations:

ETF — Exchange-Traded Fund

Jr. — Junior

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipt

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

See Notes to Financial Statements	35	December 31, 2016

Portfolio of Investments (Note 10)

Salient Tactical Real Estate Fund

Shares		Value (Note 2)

Common Stocks: 89.73%
Healthcare Providers & Services: 1.40%

243,000	Genesis Healthcare, Inc.(a)(b)	$1,032,750

Hotels, Restaurants & Leisure: 1.69%

93,500	Belmond, Ltd., Class A(a)(b)	1,248,225

1	ILG, Inc.	18

		1,248,243

Leisure Facilities: 0.30%

40,000	Peak Resorts, Inc.	222,000

Real Estate Operating/Development: 0.98%

75,000	Hysan Development Co., Ltd.	309,981

226,000	Soundwill Holdings, Ltd.	411,519

		721,500

REITs-Apartments: 9.16%

7,000	American Campus Communities, Inc.(a)	348,390

13,000	AvalonBay Communities, Inc.(a)	2,302,950

35,000	Equity Residential(a)	2,252,600

8,000	Essex Property Trust, Inc.(a)	1,860,000

		6,763,940

REITs-Diversified: 10.53%

27,000	Alexander & Baldwin, Inc.(a)	1,211,490

43,000	American Assets Trust, Inc.(a)	1,852,440

5,500	CoreSite Realty Corp.(a)	436,535

63,000	Farmland Partners, Inc.	703,080

2,800	Howard Hughes Corp.(a)(b)	319,480

3,300	Resource Capital Corp.	27,489

60,000	Urstadt Biddle Properties, Inc., Class A(a)	1,446,600

17,000	Vornado Realty Trust(a)	1,774,290

		7,771,404

REITs-Healthcare: 5.04%

96,000	MedEquities Realty Trust, Inc.(a)	1,065,600

3,000	Quality Care Properties, Inc.(a)(b)	46,500

70,000	Sabra Health Care REIT, Inc.(a)	1,709,400

13,500	Welltower, Inc.(a)	903,555

		3,725,055

Shares		Value (Note 2)

REITs-Hotels: 7.80%

144,000	Ashford Hospitality Prime, Inc.(a)	$1,965,600

101,445	Chatham Lodging Trust(a)	2,084,695

213,000	FelCor Lodging Trust, Inc.(a)	1,706,130

		5,756,425

REITs-Mortgage: 5.73%

185,000	Colony Capital, Inc., Class A(a)	3,746,250

39,000	iStar, Inc.(a)(b)	482,430

		4,228,680

REITs-Office Property: 15.20%

33,000	Corporate Office Properties Trust(a)	1,030,260

16,200	Digital Realty Trust, Inc.(a)	1,591,812

118,900	Franklin Street Properties Corp.(a)	1,540,944

15,000	HCP, Inc.(a)	445,800

14,500	Hudson Pacific Properties, Inc.	504,310

34,400	Liberty Property Trust(a)	1,358,800

151,000	New York REIT, Inc.(a)	1,528,120

107,400	Paramount Group, Inc.(a)	1,717,326

14,000	SL Green Realty Corp.(a)	1,505,700

		11,223,072

REITs-Regional Malls: 5.33%

28,700	General Growth Properties, Inc.(a)	716,926

14,400	Macerich Co.(a)	1,020,096

6,600	Seritage Growth Properties REIT, Class A(a)	281,886

25,950	Taubman Centers, Inc.(a)	1,918,484

		3,937,392

REITs-Residential: 4.00%

136,000	American Homes 4 Rent, Class A(a)	2,853,280

6,500	Preferred Apartment Communities, Inc., Class A	96,915

		2,950,195

REITs-Shopping Centers: 11.05%

47,000	Brixmor Property Group, Inc.(a)	1,147,740

86,000	DDR Corp.(a)	1,313,220

9,400	Federal Realty Investment Trust(a)	1,335,834

26,000	Kimco Realty Corp.(a)	654,160

63,869	Kite Realty Group Trust(a)	1,499,644

December 31, 2016	36	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient Tactical Real Estate Fund

Shares		Value (Note 2)

REITs-Shopping Centers (continued): 11.05%

68,400	Retail Opportunity Investments Corp.(a)	$1,445,292

448,000	Wheeler REIT, Inc.(a)	761,600

		8,157,490

REITs-Specialized: 0.87%

13,000	QTS Realty Trust, Inc., Class A(a)	645,450

REITs-Storage: 3.94%

10,000	Extra Space Storage, Inc.	772,400

31,100	Jernigan Capital, Inc.	654,655

67,000	National Storage Affiliates Trust(a)	1,478,690

		2,905,745

REITs-Timber: 2.73%

67,000	Weyerhaeuser Co.(a)	2,016,030

REITs-Warehouse/Industrial: 3.98%

66,200	Dream Industrial REIT	420,576

33,100	Dream Office REIT	481,961

85,288	STAG Industrial, Inc.(a)	2,035,824

		2,938,361

	Total Common Stocks (Cost $59,986,996)	66,243,732

Convertible Preferred Stocks: 1.19%
REITs-Hotels: 1.19%

40,000	Ashford Hospitality Prime, Inc. Series B, 5.500%	875,800

	Total Convertible Preferred Stocks (Cost $1,000,000)	875,800

	Total Investments: 90.92% (Cost $60,986,996)	67,119,532

	Net Other Assets and Liabilities: 9.08%	6,706,544

	Net Assets: 100.00%	$73,826,076

Shares

Schedule of Securities Sold Short
Common Stocks

(20,000)	Realty Income Corp.	$(1,149,600)

Exchange-Traded Funds

(120,000)	iShares® U.S. Real Estate ETF	(9,232,800)

(60,000)	Vanguard REIT ETF	(4,951,800)

	Total Securities Sold Short (Proceeds $15,038,558)	$(15,334,200)
Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for short sales or the line(s) of credit. At period end, the aggregate market value of those securities was $54,405,497, representing 73.69% of net assets.

(b) Non-income producing security.

Investment Abbreviations:

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

See Notes to Financial Statements	37	December 31, 2016

Statement of Assets and Liabilities

	Salient International Real Estate Fund	Salient Real Estate Fund	Salient Select Income Fund
Assets:
Investments in affiliates, at value	$—	$—	$38,113,830
Investments, at value	20,798,885	33,087,505	1,039,657,009
Cash	23,420	6,576,555	145,364,686
Foreign currency, at value (Cost $4,496, $— and $—, respectively)	4,496	—	—
Deposit with broker for securities sold short	—	—	85,991,949
Receivable for investments sold	910,253	125,183	9,141,461
Receivable for shares sold	3,296	226,712	5,092,766
Interest and dividends receivable	57,902	159,403	7,085,779
Other assets	11,966	13,893	73,337

Total Assets	21,810,218	40,189,251	1,330,520,817

Liabilities:
Securities sold short (Proceeds $—, $— and $70,783,639, respectively)	—	—	76,940,000
Payable on loan (Note 2)	—	—	124,721,404
Payable for interest and commitment fees due on loan (Note 2)	—	—	44,495
Payable for investments purchased	—	823	14,814
Payable for shares redeemed	113,171	107,732	7,921,296
Payable to advisor	18,804	26,502	936,653
Payable for distribution and service fees	9,740	12,528	383,018
Payable to trustees	36	69	1,813
Payable for compliance fees	402	756	19,998
Payable to ReFlow (Note 2)	160	1,185	—
Payable for legal and audit fees	21,734	21,097	60,582
Accrued expenses and other liabilities	16,198	14,818	236,980

Total Liabilities	180,245	185,510	211,281,053

Net Assets	$21,629,973	$40,003,741	$1,119,239,764

Net Assets Consist of:
Paid-in capital	$109,325,689	$34,139,983	$985,414,306
Accumulated net investment loss	(337,668)	—	—
Accumulated net realized gain/(loss)	(87,459,058)	506,856	1,982,357
Net unrealized appreciation	101,010	5,356,902	131,843,101

Total Net Assets	$21,629,973	$40,003,741	$1,119,239,764

Investments in Affiliates, At Cost	$—	$—	$47,384,768

Investments, At Cost	$20,697,900	$27,730,603	$892,386,609
Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$13.04	$12.28	$23.79
Net Assets	$606,647	$26,735,416	$82,205,846
Shares of beneficial interest outstanding	46,526	2,177,918	3,455,515
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.93	$9.84	$23.82
Net Assets	$4,480,682	$5,789,974	$358,058,764
Shares of beneficial interest outstanding	346,634	588,325	15,032,763

December 31, 2016	38	See Notes to Financial Statements

Statement of Assets and Liabilities

	Salient International Real Estate Fund (continued)	Salient Real Estate Fund (continued)	Salient Select Income Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	$12.99	$12.10	$23.87
Net Assets	$9,384,433	$4,859,381	$414,747,556
Shares of beneficial interest outstanding	722,492	401,517	17,378,342
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$13.78	$12.84	$25.33
Class B:
Net Asset Value, offering and redemption price per share	—	—	$23.56
Net Assets	—	—	$2,121,281
Shares of beneficial interest outstanding	—	—	90,033
Class C:
Net Asset Value, offering and redemption price per share	$13.00	$12.25	$23.25
Net Assets	$6,465,081	$2,618,970	$207,757,680
Shares of beneficial interest outstanding	497,421	213,722	8,935,863
Advisor Class:
Net Asset Value, offering and redemption price per share	$12.91	—	$23.81
Net Assets	$693,130	—	$54,348,637
Shares of beneficial interest outstanding	53,684	—	2,283,042

See Notes to Financial Statements	39	December 31, 2016

Statement of Assets and Liabilities

	Salient Select Opportunity Fund	Salient Tactical Real Estate Fund
Assets:
Investments, at value	$9,327,198	$67,119,532
Cash	1,842,330	17,611,122
Deposit with broker for securities sold short	—	17,115,990
Receivable for investments sold	—	293,759
Receivable for shares sold	—	46,735
Receivable due from advisor	4,593	—
Interest and dividends receivable	75,578	325,258
Other assets	13,161	24,537

Total Assets	11,262,860	102,536,933

Liabilities:
Securities sold short (Proceeds $— and $15,038,558, respectively)	—	15,334,200
Payable on loan (Note 2)	1,516,062	13,043,930
Payable for interest and commitment fees due on loan (Note 2)	166	3,838
Payable for dividend expense on short sales	—	4,050
Payable for investments purchased	—	1,646
Payable for shares redeemed	—	191,968
Payable to advisor	—	61,689
Payable for distribution and service fees	3,099	26,378
Payable to trustees	15	118
Payable for compliance fees	169	1,298
Payable for legal and audit fees	19,931	24,144
Accrued expenses and other liabilities	4,491	17,598

Total Liabilities	1,543,933	28,710,857

Net Assets	$9,718,927	$73,826,076

Net Assets Consist of:
Paid-in capital	$13,241,859	$176,325,462
Accumulated net investment loss	(24)	(5,488)
Accumulated net realized loss	(2,523,164)	(108,330,854)
Net unrealized appreciation/(depreciation)	(999,744)	5,836,956

Total Net Assets	$9,718,927	$73,826,076

Investments, At Cost	$10,325,367	$60,986,996

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$24.06	$36.96
Net Assets	$771,644	$1,645,245
Shares of beneficial interest outstanding	32,075	44,511
Institutional Class:
Net Asset Value, offering and redemption price per share	$24.04	$38.15
Net Assets	$3,992,758	$25,600,507
Shares of beneficial interest outstanding	166,099	671,112

December 31, 2016	40	See Notes to Financial Statements

Statement of Assets and Liabilities

	Salient Select Opportunity Fund (continued)	Salient Tactical Real Estate Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	$24.03	$37.02
Net Assets	$4,027,582	$28,859,330
Shares of beneficial interest outstanding	167,601	779,565
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$25.50	$39.28
Class B:
Net Asset Value, offering and redemption price per share	—	$36.85
Net Assets	—	$199,951
Shares of beneficial interest outstanding	—	5,427
Class C:
Net Asset Value, offering and redemption price per share	$24.01	$36.67
Net Assets	$926,943	$16,071,123
Shares of beneficial interest outstanding	38,599	438,300
Advisor Class:
Net Asset Value, offering and redemption price per share	—	$38.19
Net Assets	—	$1,449,920
Shares of beneficial interest outstanding	—	37,970

See Notes to Financial Statements	41	December 31, 2016

Statement of Operations

For the Year Ended December 31, 2016

	Salient International Real Estate Fund	Salient Real Estate Fund	Salient Select Income Fund
Investment Income:
Interest	$5,144	$8,804	$7,188,349
Dividends	939,139	721,316	41,846,582
Dividends from affiliated investments	—	—	1,267,470
Foreign taxes withheld	(105,306)	—	—

Total Investment Income	838,977	730,120	50,302,401

Expenses:
Dividend expense on short sales	—	—	3,674,209
Interest on short sales	—	—	508,348
Investment advisory fee	315,489	380,590	10,978,968
Administration fee	44,186	39,087	666,293
Custodian fee	13,376	3,035	24,726
Legal and audit fees	55,245	54,047	486,337
Transfer agent fee	41,845	53,187	1,073,536
Trustees’ fees and expenses	8,823	11,803	283,719
Registration/filing fees	70,695	59,334	157,200
Reports to shareholder and printing fees	15,854	23,551	295,701
Distribution and service fees
Investor Class	11,314	123,900	293,564
Institutional Class	3,809	2,649	170,713
Class A	49,564	24,952	1,903,818
Class B	—	—	32,095
Class C	76,554	29,569	2,124,723
Advisor Class	2,432	—	44,328
Compliance fees	6,155	8,869	215,998
ReFlow fees (Note 2)	5,635	12,612	—
Interest and commitment fees on loan	—	—	2,379,916
Other	9,922	12,923	92,107

Total Expenses	730,898	840,108	25,406,299

Net Investment Income:	108,079	(109,988)	24,896,102

Net realized gain on affiliated investments	—	—	14,085,856
Net realized gain/(loss) on investments	(1,783,790)	11,025,637	34,245,843
Net realized gain on securities sold short	—	—	1,211,979
Net realized loss on foreign currency	(97,272)	—	—
Net change in unrealized appreciation/depreciation on affiliated investments	—	—	(14,003,215)
Net change in unrealized appreciation/depreciation on investments	2,024,371	(5,870,442)	75,162,612
Net change in unrealized appreciation/depreciation on securities sold short	—	—	(1,843,938)
Net change in unrealized appreciation/depreciation on foreign currency transactions	7,345	—	—

Net Realized and Unrealized Gain on Investments, Securities Sold Short and Foreign Currency Translations	150,654	5,155,195	108,859,137

Net Increase in Net Assets Resulting From Operations	$258,733	$5,045,207	$133,755,239

December 31, 2016	42	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2016

	Salient Select Opportunity Fund	Salient Tactical Real Estate Fund
Investment Income:
Interest	$228,229	$81,941
Dividends	253,558	1,552,870
Foreign taxes withheld	(16,598)	(11,370)

Total Investment Income	465,189	1,623,441

Expenses:
Dividend expense on short sales	—	657,035
Interest on short sales	—	62,019
Investment advisory fee	115,194	693,982
Administration fee	17,210	58,883
Custodian fee	2,181	7,147
Legal and audit fees	44,602	67,384
Transfer agent fee	7,305	55,599
Trustees’ fees and expenses	3,165	17,905
Registration/filing fees	52,355	79,429
Reports to shareholder and printing fees	4,563	17,721
Distribution and service fees
Investor Class	2,705	4,391
Institutional Class	1,753	11,153
Class A	29,681	130,915
Class B	—	2,727
Class C	19,409	158,849
Advisor Class	—	744
Compliance fees	2,247	13,665
ReFlow fees (Note 2)	—	1,406
Interest and commitment fees on loan	19,982	160,725
Other	5,591	19,404

Total expenses before waivers	327,943	2,221,083
Less fees waived/reimbursed by investment advisor (Note 3)	(118,579)	—

Total Expenses	209,364	2,221,083

Net Investment Income:	255,825	(597,642)

Net realized gain/(loss) on investments	(1,776,712)	12,648,336
Net realized loss on securities sold short	—	(1,193,746)
Net realized gain on written option contracts	—	92,272
Net realized loss on foreign currency	(736)	(2,645)
Net change in unrealized appreciation/depreciation on investments	2,480,685	(1,862,096)
Net change in unrealized appreciation/depreciation on securities sold short	—	1,208,363
Net change in unrealized appreciation/depreciation on written option contracts	—	30,275
Net change in unrealized appreciation/depreciation on foreign currency transactions	(759)	60

Net Realized and Unrealized Gain on Investments, Securities Sold Short, Written Option Contracts and Foreign Currency Translations	702,478	10,920,819

Net Increase in Net Assets Resulting From Operations	$958,303	$10,323,177

See Notes to Financial Statements	43	December 31, 2016

Statement of Changes in Net Assets

	Salient International Real Estate Fund
	Year Ended December 31, 2016 (a)	Year Ended December 31, 2015
Operations:
Net investment income	$108,079	$930,620
Net realized gain/(loss)(b)	(1,881,062)	213,587
Net change in unrealized appreciation/depreciation	2,031,716	(2,735,603)

Net increase/(decrease) in net assets resulting from operations	258,733	(1,591,396)

Distributions to Shareholders:
From net investment income
Investor Class	(61,072)	(508,810)
Institutional Class	(306,665)	(788,206)
Class A	(498,483)	(613,532)
Class C	(316,354)	(333,622)
Advisor Class	(72,606)	(203,320)

Total distributions	(1,255,180)	(2,447,490)

Share Transactions:
Investor Class
Proceeds from sale of shares	3,318,066	22,929,440
Issued to shareholders in reinvestment of distributions	59,841	286,827
Cost of shares redeemed	(11,274,977)	(29,164,729)

Net decrease from share transactions	(7,897,070)	(5,948,462)

Institutional Class
Proceeds from sale of shares	4,929,778	14,925,517
Issued to shareholders in reinvestment of distributions	159,212	246,356
Cost of shares redeemed	(14,126,668)	(25,070,666)

Net decrease from share transactions	(9,037,678)	(9,898,793)

Class A
Proceeds from sale of shares	657,315	3,290,594
Issued to shareholders in reinvestment of distributions	475,021	574,026
Cost of shares redeemed	(4,380,616)	(15,497,722)

Net decrease from share transactions	(3,248,280)	(11,633,102)

Class C
Proceeds from sale of shares	314,017	803,523
Issued to shareholders in reinvestment of distributions	297,086	308,589
Cost of shares redeemed	(2,610,212)	(3,501,656)

Net decrease from share transactions	(1,999,109)	(2,389,544)

Advisor Class
Proceeds from sale of shares	230,838	2,218,817
Issued to shareholders in reinvestment of distributions	58,548	178,423
Cost of shares redeemed	(4,177,542)	(1,461,536)

Net increase/(decrease) from share transactions	(3,888,156)	935,704

Net decrease in net assets	$(27,066,740)	$(32,973,083)

Net Assets:
Beginning of period	48,696,713	81,669,796

End of period (including accumulated net investment loss of $(337,668) and $(808,300), respectively)	$21,629,973	$48,696,713

December 31, 2016	44	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient International Real Estate Fund (continued)
	Year Ended December 31, 2016 (a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	265,065	1,553,292
Distributions reinvested	4,505	20,187
Redeemed	(846,475)	(1,993,768)

Net decrease in shares outstanding	(576,905)	(420,289)

Institutional Class
Sold	377,005	1,022,300
Distributions reinvested	12,303	17,075
Redeemed	(1,060,231)	(1,720,691)

Net decrease in shares outstanding	(670,923)	(681,316)

Class A
Sold	49,214	219,688
Distributions reinvested	36,572	39,715
Redeemed	(325,400)	(1,020,454)

Net decrease in shares outstanding	(239,614)	(761,051)

Class C
Sold	23,399	52,797
Distributions reinvested	22,868	21,375
Redeemed	(193,493)	(235,869)

Net decrease in shares outstanding	(147,226)	(161,697)

Advisor Class
Sold	17,760	148,030
Distributions reinvested	4,447	12,524
Redeemed	(311,040)	(100,466)

Net increase/(decrease) in shares outstanding	(288,833)	60,088

(a) Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund.

(b) At and prior to December 31, 2015, Salient International Real Estate Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient International Real Estate Fund’s change in net assets.

See Notes to Financial Statements	45	December 31, 2016

Statement of Changes in Net Assets

	Salient Real Estate Fund
	Year Ended December 31, 2016 (a)	Year Ended December 31, 2015
Operations:
Net investment income	$(109,988)	$521,791
Net realized gain(b)	11,025,637	10,811,617
Net change in unrealized appreciation/depreciation	(5,870,442)	(9,364,552)

Net increase in net assets resulting from operations	5,045,207	1,968,856

Distributions to Shareholders:
From net investment income
Investor Class	(30,023)	(379,787)
Institutional Class	(7,658)	(90,071)
Class A	(5,743)	(54,123)
Class C	—	(11,996)
From net realized gains on investments
Investor Class	(6,500,688)	(8,197,978)
Institutional Class	(1,619,171)	(1,420,451)
Class A	(1,202,621)	(1,096,157)
Class C	(625,661)	(547,874)

Total distributions	(9,991,565)	(11,798,437)

Share Transactions:
Investor Class
Proceeds from sale of shares	25,355,530	38,093,293
Issued to shareholders in reinvestment of distributions	6,473,803	8,454,764
Cost of shares redeemed	(40,589,839)	(74,290,827)

Net decrease from share transactions	(8,760,506)	(27,742,770)

Institutional Class
Proceeds from sale of shares	17,116,814	15,566,041
Issued to shareholders in reinvestment of distributions	825,718	1,196,663
Cost of shares redeemed	(17,994,657)	(17,597,598)

Net decrease from share transactions	(52,125)	(834,894)

Class A
Proceeds from sale of shares	336,975	241,995
Issued to shareholders in reinvestment of distributions	1,084,730	1,021,859
Cost of shares redeemed	(1,605,170)	(1,357,684)

Net decrease from share transactions	(183,465)	(93,830)

Class C
Proceeds from sale of shares	80,876	299,782
Issued to shareholders in reinvestment of distributions	600,067	536,788
Cost of shares redeemed	(897,388)	(787,934)

Net increase/(decrease) from share transactions	(216,445)	48,636

Net decrease in net assets	$(14,158,899)	$(38,452,439)

Net Assets:
Beginning of period	54,162,640	92,615,079

End of period (including accumulated net investment income of $0 and $43,423, respectively)	$40,003,741	$54,162,640

December 31, 2016	46	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient Real Estate Fund (continued)
	Year Ended December 31, 2016 (a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	1,819,666	2,228,348
Distributions reinvested	515,781	599,353
Redeemed	(2,858,855)	(4,313,797)

Net decrease in shares outstanding	(523,408)	(1,486,096)

Institutional Class
Sold	1,448,182	1,070,803
Distributions reinvested	81,424	99,824
Redeemed	(1,518,121)	(1,186,128)

Net increase/(decrease) in shares outstanding	11,485	(15,501)

Class A
Sold	26,253	13,998
Distributions reinvested	87,630	73,157
Redeemed	(114,086)	(81,293)

Net increase/(decrease) in shares outstanding	(203)	5,862

Class C
Sold	5,448	19,433
Distributions reinvested	48,085	38,232
Redeemed	(60,449)	(45,947)

Net increase/(decrease) in shares outstanding	(6,916)	11,718

(a) Prior to May 1, 2016, Salient Real Estate Fund was known as Forward Real Estate Fund.

(b) At and prior to December 31, 2015, Salient Real Estate Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient Real Estate Fund’s change in net assets.

See Notes to Financial Statements	47	December 31, 2016

Statement of Changes in Net Assets

	Salient Select Income Fund
	Year Ended December 31, 2016 (a)	Year Ended December 31, 2015
Operations:
Net investment income	$24,896,102	$47,031,769
Net realized gain(b)	49,543,678	86,394,994
Net change in unrealized appreciation/depreciation	59,315,459	(148,680,743)

Net increase/(decrease) in net assets resulting from operations	133,755,239	(15,253,980)

Distributions to Shareholders:
From net investment income
Investor Class	(1,665,584)	(3,337,712)
Institutional Class	(8,134,848)	(16,630,415)
Class A	(9,470,107)	(17,173,487)
Class B	(57,288)	(149,060)
Class C	(4,445,627)	(8,099,889)
Advisor Class	(1,122,648)	(1,641,206)
From net realized gains on investments
Investor Class	(3,113,481)	(7,404,970)
Institutional Class	(15,206,500)	(36,895,855)
Class A	(17,702,503)	(38,100,701)
Class B	(107,089)	(330,700)
Class C	(8,310,226)	(17,970,228)
Advisor Class	(2,098,570)	(3,641,142)
From return of capital
Investor Class	—	(176,478)
Institutional Class	—	(879,313)
Class A	—	(908,028)
Class B	—	(7,881)
Class C	—	(428,272)
Advisor Class	—	(86,777)

Total distributions	(71,434,471)	(153,862,114)

December 31, 2016	48	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient Select Income Fund (continued)
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Share Transactions:
Investor Class
Proceeds from sale of shares	90,384,615	125,054,217
Issued to shareholders in reinvestment of distributions	4,751,234	9,370,562
Cost of shares redeemed	(92,659,270)	(160,939,954)

Net increase/(decrease) from share transactions	2,476,579	(26,515,175)

Institutional Class
Proceeds from sale of shares	200,689,427	258,612,786
Issued to shareholders in reinvestment of distributions	20,378,974	45,165,743
Cost of shares redeemed	(217,015,412)	(548,614,132)

Net increase/(decrease) from share transactions	4,052,989	(244,835,603)

Class A
Proceeds from sale of shares	84,013,702	155,136,647
Issued to shareholders in reinvestment of distributions	22,619,169	48,173,809
Cost of shares redeemed	(148,195,374)	(387,739,029)

Net decrease from share transactions	(41,562,503)	(184,428,573)

Class B
Proceeds from sale of shares	897	167,701
Issued to shareholders in reinvestment of distributions	104,519	383,521
Cost of shares redeemed	(2,318,968)	(3,155,605)

Net decrease from share transactions	(2,213,552)	(2,604,383)

Class C
Proceeds from sale of shares	13,855,203	18,065,557
Issued to shareholders in reinvestment of distributions	11,183,857	23,718,258
Cost of shares redeemed	(56,913,464)	(55,396,193)

Net decrease from share transactions	(31,874,404)	(13,612,378)

Advisor Class
Proceeds from sale of shares	27,876,107	39,912,821
Issued to shareholders in reinvestment of distributions	2,987,180	5,070,241
Cost of shares redeemed	(20,360,578)	(29,084,879)

Net increase from share transactions	10,502,709	15,898,183

Net increase/(decrease) in net assets	$3,702,586	$(625,214,023)

Net Assets:
Beginning of period	1,115,537,178	1,740,751,201

End of period (including accumulated net investment Income of $0 and $0, respectively)	$1,119,239,764	$1,115,537,178

See Notes to Financial Statements	49	December 31, 2016

Statement of Changes in Net Assets

	Salient Select Income Fund (continued)
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	3,865,706	4,934,064
Distributions reinvested	202,129	407,196
Redeemed	(4,024,098)	(6,460,364)

Net increase/(decrease) in shares outstanding	43,737	(1,119,104)

Institutional Class
Sold	8,615,671	10,216,050
Distributions reinvested	867,365	1,939,021
Redeemed	(9,418,036)	(22,259,493)

Net increase/(decrease) in shares outstanding	65,000	(10,104,422)

Class A
Sold	3,603,614	6,076,608
Distributions reinvested	960,846	2,072,646
Redeemed	(6,429,488)	(15,472,694)

Net decrease in shares outstanding	(1,865,028)	(7,323,440)

Class B
Sold	33	6,522
Distributions reinvested	4,546	16,798
Redeemed	(100,628)	(125,080)

Net decrease in shares outstanding	(96,049)	(101,760)

Class C
Sold	600,156	736,227
Distributions reinvested	487,409	1,052,855
Redeemed	(2,546,576)	(2,283,882)

Net decrease in shares outstanding	(1,459,011)	(494,800)

Advisor Class
Sold	1,176,224	1,561,660
Distributions reinvested	126,748	218,660
Redeemed	(900,377)	(1,176,508)

Net increase in shares outstanding	402,595	603,812

(a) Prior to May 1, 2016, Salient Select Income Fund was known as Forward Select Income Fund.

(b) At and prior to December 31, 2015, Salient Select Income Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient Select Income Fund’s change in net assets.

December 31, 2016	50	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient Select Opportunity Fund
	Year Ended December 31, 2016 (a)	Year Ended December 31, 2015
Operations:
Net investment income	$255,825	$523,761
Net realized loss(b)	(1,777,448)	(746,720)
Net change in unrealized appreciation/depreciation	2,479,926	(2,443,091)

Net increase/(decrease) in net assets resulting from operations	958,303	(2,666,050)

Distributions to Shareholders:
From net investment income
Investor Class	(15,387)	(23,679)
Institutional Class	(86,965)	(160,417)
Class A	(118,411)	(280,278)
Class C	(36,237)	(76,271)
From return of capital
Investor Class	(6,416)	(2,853)
Institutional Class	(36,262)	(19,331)
Class A	(49,373)	(33,774)
Class C	(15,110)	(9,191)

Total distributions	(364,161)	(605,794)

Share Transactions:
Investor Class
Proceeds from sale of shares	75,638	136,077
Issued to shareholders in reinvestment of distributions	21,803	23,952
Cost of shares redeemed	(166,497)	(274,248)

Net decrease from share transactions	(69,056)	(114,219)

Institutional Class
Proceeds from sale of shares	768,671	3,145,033
Issued to shareholders in reinvestment of distributions	59,168	54,605
Cost of shares redeemed	(2,944,533)	(2,561,672)

Net increase/(decrease) from share transactions	(2,116,694)	637,966

Class A
Proceeds from sale of shares	2,029,674	5,779,146
Issued to shareholders in reinvestment of distributions	149,770	294,125
Cost of shares redeemed	(5,278,453)	(11,212,720)

Net decrease from share transactions	(3,099,009)	(5,139,449)

Class C
Proceeds from sale of shares	35,965	4,600,092
Issued to shareholders in reinvestment of distributions	48,002	82,965
Cost of shares redeemed	(2,033,321)	(2,271,865)

Net increase/(decrease) from share transactions	(1,949,354)	2,411,192

Net decrease in net assets	$(6,639,971)	$(5,476,354)

Net Assets:
Beginning of period	16,358,898	21,835,252

End of period (including accumulated net investment loss of $(24) and $(4,495), respectively)	$9,718,927	$16,358,898

See Notes to Financial Statements	51	December 31, 2016

Statement of Changes in Net Assets

	Salient Select Opportunity Fund (continued)
	Year Ended December 31, 2016 (a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	3,548	5,438
Distributions reinvested	1,058	1,018
Redeemed	(8,527)	(11,256)

Net decrease in shares outstanding	(3,921)	(4,800)

Institutional Class
Sold	35,290	139,816
Distributions reinvested	2,868	2,326
Redeemed	(150,857)	(106,860)

Net increase/(decrease) in shares outstanding	(112,699)	35,282

Class A
Sold	100,205	231,784
Distributions reinvested	7,418	12,213
Redeemed	(259,131)	(469,049)

Net decrease in shares outstanding	(151,508)	(225,052)

Class C
Sold	1,635	178,819
Distributions reinvested	2,416	3,517
Redeemed	(96,851)	(101,988)

Net increase/(decrease) in shares outstanding	(92,800)	80,348

(a) Prior to May 1, 2016, Salient Select Opportunity Fund was known as Forward Select Opportunity Fund.

(b) At and prior to December 31, 2015, Salient Select Opportunity Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient Select Opportunity Fund’s change in net assets.

December 31, 2016	52	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient Tactical Real Estate Fund
	Year Ended December 31, 2016 (a)	Year Ended December 31, 2015
Operations:
Net investment income	$(597,642)	$881,452
Net realized gain(b)	11,544,217	11,270,223
Net change in unrealized appreciation/depreciation	(623,398)	(13,005,057)

Net increase/(decrease) in net assets resulting from operations	10,323,177	(853,382)

Distributions to Shareholders:
From net investment income
Investor Class	(23,085)	(15,705)
Institutional Class	(537,648)	(296,011)
Class A	(598,126)	(385,744)
Class B	(4,040)	(2,910)
Class C	(245,807)	(132,336)
Advisor Class	(16,758)	(14,478)

Total distributions	(1,425,464)	(847,184)

Share Transactions:
Investor Class
Proceeds from sale of shares	742,783	827,159
Issued to shareholders in reinvestment of distributions	23,026	15,705
Cost of shares redeemed	(398,586)	(1,810,538)

Net increase/(decrease) from share transactions	367,223	(967,674)

Institutional Class
Proceeds from sale of shares	4,415,204	15,482,782
Issued to shareholders in reinvestment of distributions	536,556	289,986
Cost of shares redeemed	(5,075,961)	(7,226,680)

Net increase/(decrease) from share transactions	(124,201)	8,546,088

Class A
Proceeds from sale of shares	1,178,111	3,943,425
Issued to shareholders in reinvestment of distributions	524,887	332,557
Cost of shares redeemed	(7,611,566)	(7,521,296)

Net decrease from share transactions	(5,908,568)	(3,245,314)

Class B
Issued to shareholders in reinvestment of distributions	3,807	2,806
Cost of shares redeemed	(230,544)	(647,492)

Net decrease from share transactions	(226,737)	(644,686)

Class C
Proceeds from sale of shares	831,994	1,507,658
Issued to shareholders in reinvestment of distributions	233,023	126,231
Cost of shares redeemed	(3,332,673)	(2,711,794)

Net decrease from share transactions	(2,267,656)	(1,077,905)

Advisor Class
Proceeds from sale of shares	957,997	1,482,475
Issued to shareholders in reinvestment of distributions	16,758	14,477
Cost of shares redeemed	(468,237)	(1,546,184)

Net increase/(decrease) from share transactions	506,518	(49,232)

Net increase in net assets	$1,244,292	$860,711

Net Assets:
Beginning of period	72,581,784	71,721,073

End of period (including accumulated net investment loss of $(5,488) and $(85,774), respectively)	$73,826,076	$72,581,784

See Notes to Financial Statements	53	December 31, 2016

Statement of Changes in Net Assets

	Salient Tactical Real Estate Fund (continued)
	Year Ended December 31, 2016 (a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	20,769	23,963
Distributions reinvested	671	484
Redeemed	(11,915)	(54,255)

Net increase/(decrease) in shares outstanding	9,525	(29,808)

Institutional Class
Sold	121,870	470,069
Distributions reinvested	15,180	8,686
Redeemed	(142,920)	(213,311)

Net increase/(decrease) in shares outstanding	(5,870)	265,444

Class A
Sold	33,747	116,641
Distributions reinvested	15,342	10,246
Redeemed	(226,305)	(224,287)

Net decrease in shares outstanding	(177,216)	(97,400)

Class B
Distributions reinvested	114	87
Redeemed	(6,824)	(19,058)

Net decrease in shares outstanding	(6,710)	(18,971)

Class C
Sold	23,618	44,530
Distributions reinvested	6,921	3,928
Redeemed	(97,330)	(81,642)

Net decrease in shares outstanding	(66,791)	(33,184)

Advisor Class
Sold	25,726	42,189
Distributions reinvested	471	431
Redeemed	(13,434)	(44,764)

Net increase/(decrease) in shares outstanding	12,763	(2,144)

(a) Prior to May 1, 2016, Salient Tactical Real Estate Fund was known as Forward Real Estate Long/Short Fund.

(b) At and prior to December 31, 2015, Salient Tactical Real Estate Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient Tactical Real Estate Fund’s change in net assets.

December 31, 2016	54	See Notes to Financial Statements

Statement of Cash Flows

For the Year Ended December 31, 2016

	Salient Select Income Fund	Salient Select Opportunity Fund	Salient Tactical Real Estate Fund
Cash Flow from Operating Activities:
Net increase in net assets resulting from operations	$133,755,239	$958,303	$10,323,177
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(538,528,046)	(3,613,945)	(58,662,569)
Proceeds from sale of investment securities	830,576,671	13,200,259	76,911,813
Net proceeds from short-term investment securities	73,787	—	—
Proceeds from securities sold short transactions	29,625,465	—	29,003,500
Purchases to cover securities sold short transactions	(28,427,300)	—	(28,012,418)
Premiums received from written options transactions	—	—	33,647
Amortization of premium and accretion of discount on investments	(331,217)	(4,181)	1,590
Net realized (gain)/loss on investments	(48,331,699)	1,776,712	(12,648,336)
Net realized (gain)/loss on securities sold short	(1,211,979)	—	1,193,746
Net realized gain on written options	—	—	(92,272)
Net change in unrealized appreciation/depreciation on investments, securities sold short and written options	(59,315,459)	(2,480,685)	623,459
Changes in assets and liabilities:
Increase in deposit with broker for securities sold short	(11,060,757)	—	(2,444,335)
Decrease in receivable due from advisor	—	25,007	—
Decrease in interest and dividends receivable	2,173,363	41,444	1,181
(Increase)/decrease in other assets	(41,265)	2,251	1,639
Decrease in payable for interest due on loan	(92,226)	(154)	(1,105)
Decrease in payable for dividend expense on short sales	—	—	(20,990)
Increase/(decrease) in payable to advisor	(92,359)	(6,811)	1,937
Decrease in payable for distribution and service fees	(34,379)	(4,942)	(1,173)
Increase in payable to trustees	1,315	15	22
Increase in payable for compliance fees	9,037	4	697
Increase in payable for legal and audit fees	12,028	3,023	5,603
Decrease in payable to Reflow	—	—	(641)
Decrease in accrued expenses and other liabilities	(53,472)	(1,553)	(4,619)

Net cash provided by operating activities	308,706,747	9,894,747	16,213,553

Cash Flows from Financing Activities:
Cash (repayment)/drawdown of loan	(79,842,852)	(2,016,444)	7,249,670
Proceeds from sale of shares	411,962,077	2,961,104	8,104,040
Cost of shares redeemed	(535,195,901)	(10,422,879)	(17,018,640)
Cash distributions paid	(9,409,538)	(85,418)	(87,407)

Net cash used in financing activities	(212,486,214)	(9,563,637)	(1,752,337)

Net Change in Cash for the Year	96,220,533	331,110	14,461,216

Cash Beginning of Period	49,144,153	1,511,220	3,149,906

Cash End of Period	$145,364,686	$1,842,330	$17,611,122

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$62,024,933	$278,743	$1,338,057
Cash paid for interest and commitment fees on loan during the year was:	$2,472,142	$20,136	$161,830

See Notes to Financial Statements	55	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient International Real Estate Fund(a)

	Investor Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$13.60	$14.74	$15.65		$17.26	$12.17
Income/(Loss) from Operations:
Net investment income(c)	0.02	0.21	0.18		0.38	0.46
Net realized and unrealized gain/(loss) on investments	0.07	(0.79)	0.02		(1.01)	6.03

Total from Investment Operations	0.09	(0.58)	0.20		(0.63)	6.49

Less Distributions:
From investment income	(0.65)	(0.56)	(1.11)		(0.98)	(1.40)

Total Distributions	(0.65)	(0.56)	(1.11)		(0.98)	(1.40)

Net Increase/(Decrease) in Net Asset Value	(0.56)	(1.14)	(0.91)		(1.61)	5.09

Net Asset Value, End of Period	$13.04	$13.60	$14.74		$15.65	$17.26

Total Return	0.74%	(4.08)%	1.33%		(3.51)%	54.05%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$607	$8,479	$15,385		$51,393	$12,027
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	0.17%	1.41%	1.17%		2.30%	2.76%
Operating expenses including reimbursement/waiver	n/a	n/a	1.79	%(d)	1.75%	1.80%
Operating expenses excluding reimbursement/waiver	2.12%	1.86%	1.79%		1.75%	1.84%
Portfolio Turnover Rate	80%	281%	242%		202%	209%

(a) Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective May 1, 2014, the expense limitation agreement expired.

December 31, 2016	56	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient International Real Estate Fund(a)

	Institutional Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$13.51	$14.65	$15.61		$17.24		$12.13
Income/(Loss) from Operations:
Net investment income(c)	0.10	0.25	0.38		0.43		0.47
Net realized and unrealized gain/(loss) on investments	0.04	(0.78)	(0.12)		(1.02)		6.07

Total from Investment Operations	0.14	(0.53)	0.26		(0.59)		6.54

Less Distributions:
From investment income	(0.72)	(0.61)	(1.22)		(1.04)		(1.43)

Total Distributions	(0.72)	(0.61)	(1.22)		(1.04)		(1.43)

Net Increase/(Decrease) in Net Asset Value	(0.58)	(1.14)	(0.96)		(1.63)		5.11

Net Asset Value, End of Period	$12.93	$13.51	$14.65		$15.61		$17.24

Total Return	0.98%	(3.76)%	1.75%		(3.31)%		54.75%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,481	$13,746	$24,886		$64,484		$62,978
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	0.74%	1.68%	2.47%		2.52%		2.81%
Operating expenses including reimbursement/waiver	n/a	n/a	1.45	%(d)	1.40	%(e)	1.40%
Operating expenses excluding reimbursement/waiver	1.90%	1.52%	1.47%		1.40%		1.43%
Portfolio Turnover Rate	80%	281%	242%		202%		209%

(a) Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective May 1, 2014, the expense limitation agreement expired.

(e) Effective May 1, 2013, the annual expense limitation rate changed from 1.40% to 1.45%.

See Notes to Financial Statements	57	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient International Real Estate Fund(a)

	Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$13.59	$14.72	$15.68		$17.28		$12.17
Income/(Loss) from Operations:
Net investment income(c)	0.04	0.19	0.35		0.31		0.41
Net realized and unrealized gain/(loss) on investments	0.03	(0.77)	(0.15)		(0.97)		6.09

Total from Investment Operations	0.07	(0.58)	0.20		(0.66)		6.50

Less Distributions:
From investment income	(0.67)	(0.55)	(1.16)		(0.94)		(1.39)

Total Distributions	(0.67)	(0.55)	(1.16)		(0.94)		(1.39)

Net Increase/(Decrease) in Net Asset Value	(0.60)	(1.13)	(0.96)		(1.60)		5.11

Net Asset Value, End of Period	$12.99	$13.59	$14.72		$15.68		$17.28

Total Return(d)	0.60%	(4.09)%	1.32%		(3.71)%		54.06%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,384	$13,070	$25,369		$33,913		$74,449
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	0.33%	1.27%	2.22%		1.80%		2.51%
Operating expenses including reimbursement/waiver	n/a	n/a	1.85	%(e)	1.80	%(f)	1.77	%(g)
Operating expenses excluding reimbursement/waiver	2.35%	1.91%	1.87%		1.80%		1.83%
Portfolio Turnover Rate	80%	281%	242%		202%		209%

(a) Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective May 1, 2014, the expense limitation agreement expired.

(f) Effective May 1, 2013, the annual expense limitation rate changed from 1.80% to 1.85%.

(g) Effective May 1, 2012, the annual expense limitation rate changed from 1.65% to 1.80%.

December 31, 2016	58	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient International Real Estate Fund(a)

	Class C
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$13.62		$14.75	$15.71		$17.33	$12.20
Income/(Loss) from Operations:
Net investment income/(loss)(c)	(0.03	)(d)	0.12	0.26		0.27	0.29
Net realized and unrealized gain/(loss) on investments	0.03		(0.78)	(0.15)		(1.02)	6.12

Total from Investment Operations	0.00		(0.66)	0.11		(0.75)	6.41

Less Distributions:
From investment income	(0.62)		(0.47)	(1.07)		(0.87)	(1.28)

Total Distributions	(0.62)		(0.47)	(1.07)		(0.87)	(1.28)

Net Increase/(Decrease) in Net Asset Value	(0.62)		(1.13)	(0.96)		(1.62)	5.13

Net Asset Value, End of Period	$13.00		$13.62	$14.75		$15.71	$17.33

Total Return(e)	(0.02)%		(4.62)%	0.75%		(4.23)%	53.13%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,465		$8,777	$11,896		$14,421	$12,780
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.22)%		0.79%	1.66%		1.60%	1.81%
Operating expenses including reimbursement/waiver	n/a		n/a	2.40	%(f)	2.39%	2.40%
Operating expenses excluding reimbursement/waiver	2.90%		2.47%	2.42%		2.39%	2.48%
Portfolio Turnover Rate	80%		281%	242%		202%	209%

(a) Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e) Total return does not reflect the effect of sales charges.

(f) Effective May 1, 2014, the expense limitation agreement expired.

See Notes to Financial Statements	59	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient International Real Estate Fund(a)

	Advisor Class(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015(c)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$13.50	$14.64	$15.60		$17.22		$12.12
Income/(Loss) from Operations:
Net investment income(d)	0.15	0.25	0.44		0.41		0.25
Net realized and unrealized gain/(loss) on investments	(0.03)	(0.78)	(0.18)		(1.00)		6.29

Total from Investment Operations	0.12	(0.53)	0.26		(0.59)		6.54

Less Distributions:
From investment income	(0.71)	(0.61)	(1.22)		(1.03)		(1.44)

Total Distributions	(0.71)	(0.61)	(1.22)		(1.03)		(1.44)

Net Increase/(Decrease) in Net Asset Value	(0.59)	(1.14)	(0.96)		(1.62)		5.10

Net Asset Value, End of Period	$12.91	$13.50	$14.64		$15.60		$17.22

Total Return	0.94%	(3.81)%	1.71%		(3.29)%		54.68%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$693	$4,625	$4,136		$3,256		$1,682
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.11%	1.73%	2.83%		2.42%		1.46%
Operating expenses including reimbursement/waiver	n/a	n/a	1.50	%(e)	1.41	%(f)	1.38%
Operating expenses excluding reimbursement/waiver	1.92%	1.57%	1.52%		1.41%		1.45%
Portfolio Turnover Rate	80%	281%	242%		202%		209%

(a) Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund.

(b) Prior to May 1, 2013, Advisor Class was known Class M.

(c) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(d) Per share amounts are based upon average shares outstanding.

(e) Effective May 1, 2014, the expense limitation agreement expired.

(f) Effective May 1, 2013, the annual expense limitation rate changed from 1.40% to 1.50%.

December 31, 2016	60	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Real Estate Fund(a)

	Investor Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$14.22	$17.45	$14.73	$14.97	$12.71
Income/(Loss) from Operations:
Net investment income(c)	(0.03)	0.16	0.18	0.15	0.11
Net realized and unrealized gain/(loss) on investments	1.74	(0.06)	3.96	0.22	2.26

Total from Investment Operations	1.71	0.10	4.14	0.37	2.37

Less Distributions:
From investment income	(0.01)	(0.15)	(0.18)	(0.11)	(0.11)
From capital gains	(3.64)	(3.18)	(1.24)	(0.50)	—

Total Distributions	(3.65)	(3.33)	(1.42)	(0.61)	(0.11)

Net Increase/(Decrease) in Net Asset Value	(1.94)	(3.23)	2.72	(0.24)	2.26

Net Asset Value, End of Period	$12.28	$14.22	$17.45	$14.73	$14.97

Total Return	12.03%	0.91%	28.30%	2.47%	18.69%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$26,735	$38,420	$73,060	$59,219	$25,602
Ratios to Average Net Assets:
Net investment income	(0.23)%	0.93%	1.10%	0.99%	0.78%
Operating expenses	1.87%	1.70%	1.58%	1.63%	1.67%
Portfolio Turnover Rate	81%	88%	85%	58%	33%

(a) Prior to May 1, 2016, Salient Real Estate Fund was known as Forward Real Estate Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	61	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Real Estate Fund(a)

	Institutional Class
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$12.06		$15.30	$13.06	$13.35	$11.34
Income/(Loss) from Operations:
Net investment income(c)	(0.00	)(d)	0.19	0.21	0.18	0.17
Net realized and unrealized gain/(loss) on investments	1.48		(0.04)	3.51	0.20	2.01

Total from Investment Operations	1.48		0.15	3.72	0.38	2.18

Less Distributions:
From investment income	(0.02)		(0.21)	(0.24)	(0.17)	(0.17)
From capital gains	(3.68)		(3.18)	(1.24)	(0.50)	—

Total Distributions	(3.70)		(3.39)	(1.48)	(0.67)	(0.17)

Net Increase/(Decrease) in Net Asset Value	(2.22)		(3.24)	2.24	(0.29)	2.01

Net Asset Value, End of Period	$9.84		$12.06	$15.30	$13.06	$13.35

Total Return	12.44%		1.39%	28.77%	2.81%	19.28%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,790		$6,954	$9,065	$9,625	$4,454
Ratios to Average Net Assets:
Net investment income	(0.03)%		1.27%	1.42%	1.30%	1.30%
Operating expenses	1.53%		1.35%	1.22%	1.28%	1.25%
Portfolio Turnover Rate	81%		88%	85%	58%	33%

(a) Prior to May 1, 2016, Salient Real Estate Fund was known as Forward Real Estate Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

December 31, 2016	62	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Real Estate Fund(a)

	Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$14.07	$17.29	$14.61	$14.85	$12.60
Income/(Loss) from Operations:
Net investment income(c)	(0.04)	0.14	0.17	0.11	0.12
Net realized and unrealized gain/(loss) on investments	1.71	(0.04)	3.92	0.26	2.25

Total from Investment Operations	1.67	0.10	4.09	0.37	2.37

Less Distributions:
From investment income	(0.01)	(0.14)	(0.17)	(0.11)	(0.12)
From capital gains	(3.63)	(3.18)	(1.24)	(0.50)	—

Total Distributions	(3.64)	(3.32)	(1.41)	(0.61)	(0.12)

Net Increase/(Decrease) in Net Asset Value	(1.97)	(3.22)	2.68	(0.24)	2.25

Net Asset Value, End of Period	$12.10	$14.07	$17.29	$14.61	$14.85

Total Return(d)	12.00%	0.87%	28.29%	2.44%	18.83%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,859	$5,653	$6,846	$6,351	$6,994
Ratios to Average Net Assets:
Net investment income	(0.25)%	0.82%	1.00%	0.69%	0.82%
Operating expenses	1.92%	1.76%	1.63%	1.66%	1.62%
Portfolio Turnover Rate	81%	88%	85%	58%	33%

(a) Prior to May 1, 2016, Salient Real Estate Fund was known as Forward Real Estate Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	63	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Real Estate Fund(a)

	Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$14.21	$17.44	$14.73	$14.99	$12.72
Income/(Loss) from Operations:
Net investment income(c)	(0.12)	0.05	0.12	0.02	0.02
Net realized and unrealized gain/(loss) on investments	1.72	(0.04)	3.92	0.25	2.27

Total from Investment Operations	1.60	0.01	4.04	0.27	2.29

Less Distributions:
From investment income	—	(0.06)	(0.09)	(0.03)	(0.02)
From capital gains	(3.56)	(3.18)	(1.24)	(0.50)	—

Total Distributions	(3.56)	(3.24)	(1.33)	(0.53)	(0.02)

Net Increase/(Decrease) in Net Asset Value	(1.96)	(3.23)	2.71	(0.26)	2.27

Net Asset Value, End of Period	$12.25	$14.21	$17.44	$14.73	$14.99

Total Return(d)	11.34%	0.36%	27.57%	1.79%	18.04%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,619	$3,135	$3,644	$2,117	$2,190
Ratios to Average Net Assets:
Net investment income	(0.81)%	0.27%	0.71%	0.13%	0.17%
Operating expenses	2.47%	2.31%	2.19%	2.23%	2.27%
Portfolio Turnover Rate	81%	88%	85%	58%	33%

(a) Prior to May 1, 2016, Salient Real Estate Fund was known as Forward Real Estate Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

December 31, 2016	64	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Income Fund(a)

	Investor Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$22.34	$25.40	$23.50	$24.38	$22.01
Income/(Loss) from Operations:
Net investment income(c)	0.52	0.72	0.75	1.01	1.18
Net realized and unrealized gain/(loss) on investments	2.47	(1.01)	3.12	0.05	2.95

Total from Investment Operations	2.99	(0.29)	3.87	1.06	4.13

Less Distributions:
From investment income	(0.53)	(0.75)	(0.75)	(1.11)	(1.59)
From capital gains	(1.01)	(1.98)	(1.22)	(0.83)	—
From return of capital	—	(0.04)	—	—	(0.17)

Total Distributions	(1.54)	(2.77)	(1.97)	(1.94)	(1.76)

Net Increase/(Decrease) in Net Asset Value	1.45	(3.06)	1.90	(0.88)	2.37

Net Asset Value, End of Period	$23.79	$22.34	$25.40	$23.50	$24.38

Total Return	13.66%	(1.09)%	16.75%	4.33%	19.23%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$82,206	$76,217	$115,091	$98,756	$41,499
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	2.84%	3.26%	3.21%	4.20%	5.16%
Operating expenses	1.70%	1.62%	1.61%	1.60%	1.59%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.24%	2.83%	2.99%	4.04%	4.92%
Operating expenses	2.30%	2.05%	1.83%	1.75%	1.83%
Portfolio Turnover Rate	46%	39%	32%	50%	53%

(a) Prior to May 1, 2016, Salient Select Income Fund was known as Forward Select Income Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	65	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Income Fund(a)

	Institutional Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$22.36	$25.43	$23.53	$24.40	$22.00
Income/(Loss) from Operations:
Net investment income(c)	0.62	0.81	0.85	1.01	1.04
Net realized and unrealized gain/(loss) on investments	2.46	(1.01)	3.11	0.14	3.18

Total from Investment Operations	3.08	(0.20)	3.96	1.15	4.22

Less Distributions:
From investment income	(0.59)	(0.82)	(0.84)	(1.17)	(1.65)
From capital gains	(1.03)	(2.01)	(1.22)	(0.85)	—
From return of capital	—	(0.04)	—	—	(0.17)

Total Distributions	(1.62)	(2.87)	(2.06)	(2.02)	(1.82)

Net Increase/(Decrease) in Net Asset Value	1.46	(3.07)	1.90	(0.87)	2.40

Net Asset Value, End of Period	$23.82	$22.36	$25.43	$23.53	$24.40

Total Return	14.09%	(0.75)%	17.16%	4.71%	19.66%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$358,059	$334,705	$637,666	$494,495	$654,961
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	3.24%	3.62%	3.59%	4.18%	4.59%
Operating expenses	1.35%	1.27%	1.26%	1.22%	1.18%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.64%	3.19%	3.37%	4.02%	4.35%
Operating expenses	1.95%	1.70%	1.48%	1.37%	1.42%
Portfolio Turnover Rate	46%	39%	32%	50%	53%

(a) Prior to May 1, 2016, Salient Select Income Fund was known as Forward Select Income Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

December 31, 2016	66	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Income Fund(a)

	Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$22.41	$25.47	$23.56	$24.43	$22.03
Income/(Loss) from Operations:
Net investment income(c)	0.52	0.73	0.75	0.92	0.94
Net realized and unrealized gain/(loss) on investments	2.47	(1.03)	3.12	0.12	3.19

Total from Investment Operations	2.99	(0.30)	3.87	1.04	4.13

Less Distributions:
From investment income	(0.52)	0.74	(0.74)	(1.08)	(1.57)
From capital gains	(1.01)	(1.98)	(1.22)	(0.83)	—
From return of capital	—	(0.04)	—	—	(0.16)

Total Distributions	(1.53)	(2.76)	(1.96)	(1.91)	(1.73)

Net Increase/(Decrease) in Net Asset Value	1.46	(3.06)	1.91	(0.87)	2.40

Net Asset Value, End of Period	$23.87	$22.41	$25.47	$23.56	$24.43

Total Return(d)	13.56%	(1.12)%	16.72%	4.26%	19.22%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$414,748	$431,167	$676,775	$540,264	$754,615
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	2.83%	3.31%	3.17%	3.79%	4.19%
Operating expenses	1.75%	1.68%	1.66%	1.62%	1.54%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.23%	2.88%	2.95%	3.63%	3.95%
Operating expenses	2.35%	2.11%	1.88%	1.77%	1.77%
Portfolio Turnover Rate	46%	39%	32%	50%	53%

(a) Prior to May 1, 2016, Salient Select Income Fund was known as Forward Select Income Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	67	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Income Fund(a)

	Class B
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$22.12	$25.19	$23.32	$24.19	$21.83
Income/(Loss) from Operations:
Net investment income(c)	0.38	0.58	0.59	0.78	0.75
Net realized and unrealized gain/(loss) on investments	2.44	(1.03)	3.10	0.12	3.18

Total from Investment Operations	2.82	(0.45)	3.69	0.90	3.93

Less Distributions:
From investment income	(0.41)	(0.64)	(0.60)	(0.97)	(1.42)
From capital gains	(0.97)	(1.95)	(1.22)	(0.80)	—
From return of capital	—	(0.03)	—	—	(0.15)

Total Distributions	(1.38)	(2.62)	(1.82)	(1.77)	(1.57)

Net Increase/(Decrease) in Net Asset Value	1.44	(3.07)	1.87	(0.87)	2.36

Net Asset Value, End of Period	$23.56	$22.12	$25.19	$23.32	$24.19

Total Return(d)	12.99%	(1.75)%	16.07%	3.72%	18.42%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,121	$4,117	$7,251	$8,688	$11,857
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	2.28%	2.75%	2.59%	3.28%	3.44%
Operating expenses	2.30%	2.22%	2.20%	2.19%	2.18%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	1.68%	2.32%	2.37%	3.12%	3.20%
Operating expenses	2.90%	2.65%	2.42%	2.34%	2.42%
Portfolio Turnover Rate	46%	39%	32%	50%	53%

(a) Prior to May 1, 2016, Salient Select Income Fund was known as Forward Select Income Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

December 31, 2016	68	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Income Fund(a)

	Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$21.87	$24.93	$23.10	$23.99	$21.66
Income/(Loss) from Operations:
Net investment income(c)	0.38	0.62	0.59	0.78	0.77
Net realized and unrealized gain/(loss) on investments	2.40	(1.05)	3.06	0.11	3.14

Total from Investment Operations	2.78	(0.43)	3.65	0.89	3.91

Less Distributions:
From investment income	(0.43)	(0.65)	(0.60)	(0.98)	(1.43)
From capital gains	(0.97)	(1.95)	(1.22)	(0.80)	—
From return of capital	—	(0.03)	—	—	(0.15)

Total Distributions	(1.40)	(2.63)	(1.82)	(1.78)	(1.58)

Net Increase/(Decrease) in Net Asset Value	1.38	(3.06)	1.83	(0.89)	2.33

Net Asset Value, End of Period	$23.25	$21.87	$24.93	$23.10	$23.99

Total Return(d)	12.96%	(1.67)%	16.07%	3.68%	18.47%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$207,758	$227,301	$271,510	$264,263	$308,131
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	2.28%	2.94%	2.61%	3.31%	3.53%
Operating expenses	2.30%	2.23%	2.20%	2.19%	2.18%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	1.68%	2.51%	2.39%	3.16%	3.29%
Operating expenses	2.90%	2.66%	2.42%	2.34%	2.42%
Portfolio Turnover Rate	46%	39%	32%	50%	53%

(a) Prior to May 1, 2016, Salient Select Income Fund was known as Forward Select Income Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	69	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Income Fund(a)

	Advisor Class(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015(c)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$22.35	$25.43	$23.52	$24.39	$22.00
Income/(Loss) from Operations:
Net investment income(d)	0.60	0.90	0.89	1.05	1.12
Net realized and unrealized gain/(loss) on investments	2.47	(1.13)	3.07	0.09	3.09

Total from Investment Operations	3.07	(0.23)	3.96	1.14	4.21

Less Distributions:
From investment income	(0.58)	(0.81)	(0.83)	(1.16)	(1.65)
From capital gains	(1.03)	(2.00)	(1.22)	(0.85)	—
From return of capital	—	(0.04)	—	—	(0.17)

Total Distributions	(1.61)	(2.85)	(2.05)	(2.01)	(1.82)

Net Increase/(Decrease) in Net Asset Value	1.46	(3.08)	1.91	(0.87)	2.39

Net Asset Value, End of Period	$23.81	$22.35	$25.43	$23.52	$24.39

Total Return	13.99%	(0.79)%	17.11%	4.68%	19.62%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$54,349	$42,031	$32,459	$15,501	$11,852
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	3.15%	4.00%	3.74%	4.36%	4.97%
Operating expenses	1.40%	1.34%	1.31%	1.26%	1.19%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.55%	3.57%	3.52%	4.21%	4.73%
Operating expenses	2.00%	1.77%	1.53%	1.41%	1.43%
Portfolio Turnover Rate	46%	39%	32%	50%	53%

(a) Prior to May 1, 2016, Salient Select Income Fund was known as Forward Select Income Fund.

(b) Prior to May 1, 2013, Advisor Class was known as Class M.

(c) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(d) Per share amounts are based upon average shares outstanding.

December 31, 2016	70	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Opportunity Fund(a)

	Investor Class(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015(c)	Period Ended December 31, 2014
Net Asset Value, Beginning of Period	$21.39	$24.84	$28.86
Income/(Loss) from Operations:
Net investment income(d)	0.46	0.58	0.46
Net realized and unrealized gain/(loss) on investments	2.90	(3.33)	(1.52	)(e)

Total from Investment Operations	3.36	(2.75)	(1.06)

Less Distributions:
From investment income	(0.49)	(0.62)	(0.54)
From capital gains	—	—	(2.42)
From return of capital	(0.20)	(0.08)	—

Total Distributions	(0.69)	(0.70)	(2.96)

Net Increase/(Decrease) in Net Asset Value	2.67	(3.45)	(4.02)

Net Asset Value, End of Period	$24.06	$21.39	$24.84

Total Return	16.30%	(11.30)%	(3.65	)%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$772	$770	$1,013
Ratios to Average Net Assets (excluding interest expense):
Net investment income	2.39%	2.49%	2.06	%(g)
Operating expenses including reimbursement/waiver	1.58%	1.58%	1.58	%(g)
Operating expenses excluding reimbursement/waiver	2.64%	2.06%	2.02	%(g)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	2.22%	2.36%	2.00	%(g)
Operating expenses including reimbursement/waiver	1.75%	1.71%	1.64	%(g)
Operating expenses excluding reimbursement/waiver	2.81%	2.19%	2.08	%(g)
Portfolio Turnover Rate	30%	104%	181	%(h)

(a) Prior to May 1, 2016, Salient Select Opportunity Fund was known as Forward Select Opportunity Fund.

(b) The Fund began offering Investor Class shares on June 2, 2014.

(c) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(d) Per share amounts are based upon average shares outstanding.

(e) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(f) Not Annualized.

(g) Annualized.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2014.

See Notes to Financial Statements	71	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Opportunity Fund(a)

	Institutional Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Period Ended December 31, 2013
Net Asset Value, Beginning of Period	$21.38	$24.83	$26.06	$25.00
Income/(Loss) from Operations:
Net investment income(c)	0.52	0.66	0.53	0.13
Net realized and unrealized gain/(loss) on investments	2.91	(3.33)	1.40	1.16

Total from Investment Operations	3.43	(2.67)	1.93	1.29

Less Distributions:
From investment income	(0.54)	(0.70)	(0.74)	(0.11)
From capital gains	—	—	(2.42)	(0.12)
From return of capital	(0.23)	(0.08)	—	—

Total Distributions	(0.77)	(0.78)	(3.16)	(0.23)

Net Increase/(Decrease) in Net Asset Value	2.66	(3.45)	(1.23)	1.06

Net Asset Value, End of Period	$24.04	$21.38	$24.83	$26.06

Total Return	16.68%	(11.01)%	7.43%	5.19	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,993	$5,960	$6,046	$9,749
Ratios to Average Net Assets (excluding interest expense):
Net investment income	2.69%	2.83%	1.96%	1.26	%(e)
Operating expenses including reimbursement/waiver	1.23%	1.23%	1.23%	1.23	%(e)
Operating expenses excluding reimbursement/waiver	2.28%	1.71%	1.59%	2.29	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	2.52%	2.70%	1.90%	n/a
Operating expenses including reimbursement/waiver	1.40%	1.36%	1.29%	n/a
Operating expenses excluding reimbursement/waiver	2.45%	1.84%	1.65%	n/a
Portfolio Turnover Rate	30%	104%	181%	46	%(d)

(a) Salient Select Opportunity Fund commenced operations on August 1, 2013. Prior to May 1, 2016, Salient Select Opportunity Fund was known as Forward Select Opportunity Fund. Prior to December 23, 2013, Forward Select Opportunity Fund was known as Forward Select Income Opportunity Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

December 31, 2016	72	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Opportunity Fund(a)

	Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Period Ended December 31, 2013
Net Asset Value, Beginning of Period	$21.38	$24.83	$26.05	$25.00
Income/(Loss) from Operations:
Net investment income(c)	0.46	0.53	0.41	0.13
Net realized and unrealized gain/(loss) on investments	2.86	(3.32)	1.38	1.11

Total from Investment Operations	3.32	(2.79)	1.79	1.24

Less Distributions:
From investment income	(0.47)	(0.59)	(0.59)	(0.08)
From capital gains	—	—	(2.42)	(0.11)
From return of capital	(0.20)	(0.07)	—	—

Total Distributions	(0.67)	(0.66)	(3.01)	(0.19)

Net Increase/(Decrease) in Net Asset Value	2.65	(3.45)	(1.22)	1.05

Net Asset Value, End of Period	$24.03	$21.38	$24.83	$26.05

Total Return(d)	16.08%	(11.45)%	6.89%	4.98	%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,028	$6,822	$13,510	$14,521
Ratios to Average Net Assets (excluding interest expense):
Net investment income	2.41%	2.26%	1.54%	1.22	%(f)
Operating expenses including reimbursement/waiver	1.73%	1.73%	1.73%	1.73	%(f)
Operating expenses excluding reimbursement/waiver	2.75%	2.19%	2.09%	2.59	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	2.24%	2.13%	1.48%	n/a
Operating expenses including reimbursement/waiver	1.90%	1.86%	1.79%	n/a
Operating expenses excluding reimbursement/waiver	2.92%	2.32%	2.15%	n/a
Portfolio Turnover Rate	30%	104%	181%	46	%(e)

(a) Salient Select Opportunity Fund commenced operations on August 1, 2013. Prior to May 1, 2016, Salient Select Opportunity Fund was known as Forward Select Opportunity Fund. Prior to December 23, 2013, Forward Select Opportunity Fund was known as Forward Select Income Opportunity Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

See Notes to Financial Statements	73	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Opportunity Fund(a)

	Class C(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015(c)	Period Ended December 31, 2014
Net Asset Value, Beginning of Period	$21.36	$24.80	$27.11
Income/(Loss) from Operations:
Net investment income(d)	0.34	0.47	0.32
Net realized and unrealized gain/(loss) on investments	2.87	(3.36)	0.30

Total from Investment Operations	3.21	(2.89)	0.62

Less Distributions:
From investment income	(0.39)	(0.49)	(0.51)
From capital gains	—	—	(2.42)
From return of capital	(0.17)	(0.06)	—

Total Distributions	(0.56)	(0.55)	(2.93)

Net Increase/(Decrease) in Net Asset Value	2.65	(3.44)	(2.31)

Net Asset Value, End of Period	$24.01	$21.36	$24.80

Total Return(e)	15.53%	(11.84)%	2.30	%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$927	$2,807	$1,266
Ratios to Average Net Assets (excluding interest expense):
Net investment income	1.82%	2.06%	1.28	%(g)
Operating expenses including reimbursement/waiver	2.18%	2.18%	2.18	%(g)
Operating expenses excluding reimbursement/waiver	3.19%	2.66%	2.57	%(g)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	1.65%	1.93%	1.22	%(g)
Operating expenses including reimbursement/waiver	2.35%	2.31%	2.24	%(g)
Operating expenses excluding reimbursement/waiver	3.36%	2.79%	2.63	%(g)
Portfolio Turnover Rate	30%	104%	181	%(h)

(a) Prior to May 1, 2016, Salient Select Opportunity Fund was known as Forward Select Opportunity Fund.

(b) The Fund began offering Class C shares on February 18, 2014.

(c) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(d) Per share amounts are based upon average shares outstanding.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2014.

December 31, 2016	74	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Real Estate Fund(a)

	Investor Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$32.55	$33.53	$27.29	$27.05	$22.48
Income/(Loss) from Operations:
Net investment income(c)	(0.30)	0.38	0.36	0.24	0.32
Net realized and unrealized gain/(loss) on investments	5.45	(0.97)	6.19	0.40	4.82

Total from Investment Operations	5.15	(0.59)	6.55	0.64	5.14

Less Distributions:
From investment income	(0.74)	(0.39)	(0.31)	(0.40)	(0.57)

Total Distributions	(0.74)	(0.39)	(0.31)	(0.40)	(0.57)

Net Increase/(Decrease) in Net Asset Value	4.41	(0.98)	6.24	0.24	4.57

Net Asset Value, End of Period	$36.96	$32.55	$33.53	$27.29	$27.05

Total Return	16.03%	(1.71)%	24.01%	2.37%	22.98%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,645	$1,139	$2,172	$736	$1,894
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	0.40%	1.66%	1.83%	1.47%	1.91%
Operating expenses	1.89%	1.80%	1.82%	1.79%	1.73%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	(0.87)%	1.14%	1.15%	0.83%	1.24%
Operating expenses	3.16%	2.32%	2.50%	2.44%	2.40%
Portfolio Turnover Rate	82%	77%	45%	63%	53%

(a) Prior to May 1, 2016, Salient Tactical Real Estate Fund was known as Forward Real Estate Long/Short Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	75	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Real Estate Fund(a)

	Institutional Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$33.56	$34.55	$28.12	$27.87	$23.10
Income/(Loss) from Operations:
Net investment income(c)	(0.17)	0.66	0.40	0.38	0.31
Net realized and unrealized gain/(loss) on investments	5.62	(1.15)	6.45	0.39	5.10

Total from Investment Operations	5.45	(0.49)	6.85	0.77	5.41

Less Distributions:
From investment income	(0.86)	(0.50)	(0.42)	(0.52)	(0.64)

Total Distributions	(0.86)	(0.50)	(0.42)	(0.52)	(0.64)

Net Increase/(Decrease) in Net Asset Value	4.59	(0.99)	6.43	0.25	4.77

Net Asset Value, End of Period	$38.15	$33.56	$34.55	$28.12	$27.87

Total Return	16.42%	(1.39)%	24.44%	2.73%	23.54%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$25,601	$22,717	$14,217	$14,926	$13,598
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	0.79%	2.44%	1.95%	1.93%	1.85%
Operating expenses	1.54%	1.45%	1.46%	1.42%	1.37%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	(0.48)%	1.92%	1.27%	1.29%	1.18%
Operating expenses	2.81%	1.97%	2.14%	2.07%	2.03%
Portfolio Turnover Rate	82%	77%	45%	63%	53%

(a) Prior to May 1, 2016, Salient Tactical Real Estate Fund was known as Forward Real Estate Long/Short Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

December 31, 2016	76	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Real Estate Fund(a)

	Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$32.59	$33.59	$27.35	$27.12	$22.50
Income/(Loss) from Operations:
Net investment income(c)	(0.29)	0.42	0.28	0.23	0.19
Net realized and unrealized gain/(loss) on investments	5.44	(1.02)	6.25	0.40	4.98

Total from Investment Operations	5.15	(0.60)	6.53	0.63	5.17

Less Distributions:
From investment income	(0.72)	(0.40)	(0.29)	(0.40)	(0.55)

Total Distributions	(0.72)	(0.40)	(0.29)	(0.40)	(0.55)

Net Increase/(Decrease) in Net Asset Value	4.43	(1.00)	6.24	0.23	4.62

Net Asset Value, End of Period	$37.02	$32.59	$33.59	$27.35	$27.12

Total Return(d)	15.95%	(1.78)%	23.94%	2.30%	23.07%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$28,859	$31,179	$35,410	$30,582	$35,831
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	0.41%	1.76%	1.58%	1.47%	1.40%
Operating expenses	1.94%	1.85%	1.87%	1.82%	1.72%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	(0.86)%	1.24%	0.90%	0.82%	0.74%
Operating expenses	3.21%	2.37%	2.55%	2.46%	2.39%
Portfolio Turnover Rate	82%	77%	45%	63%	53%

(a) Prior to May 1, 2016, Salient Tactical Real Estate Fund was known as Forward Real Estate Long/Short Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	77	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Real Estate Fund(a)

	Class B
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$32.42	$33.42	$27.20	$26.98	$22.37
Income/(Loss) from Operations:
Net investment income/(loss)(c)	(0.43)	0.13	0.08	0.06	(0.00	)(d)
Net realized and unrealized gain/(loss) on investments	5.36	(0.90)	6.24	0.41	4.98

Total from Investment Operations	4.93	(0.77)	6.32	0.47	4.98

Less Distributions:
From investment income	(0.50)	(0.23)	(0.10)	(0.25)	(0.37)

Total Distributions	(0.50)	(0.23)	(0.10)	(0.25)	(0.37)

Net Increase/(Decrease) in Net Asset Value	4.43	(1.00)	6.22	0.22	4.61

Net Asset Value, End of Period	$36.85	$32.42	$33.42	$27.20	$26.98

Total Return(e)	15.33%	(2.29)%	23.25%	1.71%	22.31%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$200	$393	$1,040	$1,643	$2,593
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	(0.02)%	0.91%	0.95%	0.85%	0.65%
Operating expenses	2.48%	2.40%	2.41%	2.38%	2.38%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income/(loss)	(1.29)%	0.39%	0.27%	0.20%	(0.02)%
Operating expenses	3.75%	2.92%	3.09%	3.03%	3.05%
Portfolio Turnover Rate	82%	77%	45%	63%	53%

(a) Prior to May 1, 2016, Salient Tactical Real Estate Fund was known as Forward Real Estate Long/Short Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

December 31, 2016	78	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Real Estate Fund(a)

	Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$32.28	$33.32	$27.14	$26.93	$22.34
Income/(Loss) from Operations:
Net investment income(c)	(0.48)	0.23	0.11	0.08	0.02
Net realized and unrealized gain/(loss) on investments	5.40	(1.01)	6.19	0.39	4.95

Total from Investment Operations	4.92	(0.78)	6.30	0.47	4.97

Less Distributions:
From investment income	(0.53)	(0.26)	(0.12)	(0.26)	(0.38)

Total Distributions	(0.53)	(0.26)	(0.12)	(0.26)	(0.38)

Net Increase/(Decrease) in Net Asset Value	4.39	(1.04)	6.18	0.21	4.59

Net Asset Value, End of Period	$36.67	$32.28	$33.32	$27.14	$26.93

Total Return(d)	15.32%	(2.31)%	23.22%	1.73%	22.30%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$16,071	$16,307	$17,936	$17,095	$19,171
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	(0.14)%	1.21%	1.03%	0.92%	0.74%
Operating expenses	2.49%	2.40%	2.42%	2.38%	2.38%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	(1.41)%	0.69%	0.35%	0.27%	0.07%
Operating expenses	3.76%	2.92%	3.10%	3.03%	3.04%
Portfolio Turnover Rate	82%	77%	45%	63%	53%

(a) Prior to May 1, 2016, Salient Tactical Real Estate Fund was known as Forward Real Estate Long/Short Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	79	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Real Estate Fund(a)

	Advisor Class(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015(c)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$33.59	$34.58	$28.14	$27.88	$23.10
Income/(Loss) from Operations:
Net investment income(d)	(0.22)	0.53	0.41	0.26	0.40
Net realized and unrealized gain/(loss) on investments	5.66	(1.03)	6.43	0.50	5.02

Total from Investment Operations	5.44	(0.50)	6.84	0.76	5.42

Less Distributions:
From investment income	(0.84)	(0.49)	(0.40)	(0.50)	(0.64)

Total Distributions	(0.84)	(0.49)	(0.40)	(0.50)	(0.64)

Net Increase/(Decrease) in Net Asset Value	4.60	(0.99)	6.44	0.26	4.78

Net Asset Value, End of Period	$38.19	$33.59	$34.58	$28.14	$27.88

Total Return	16.38%	(1.44)%	24.38%	2.71%	23.59%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,450	$847	$946	$942	$2,526
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	0.64%	2.06%	1.97%	1.53%	2.14%
Operating expenses	1.59%	1.50%	1.52%	1.42%	1.33%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	(0.63)%	1.54%	1.29%	0.89%	1.47%
Operating expenses	2.86%	2.02%	2.20%	2.07%	1.99%
Portfolio Turnover Rate	82%	77%	45%	63%	53%

(a) Prior to May 1, 2016, Salient Tactical Real Estate Fund was known as Forward Real Estate Long/Short Fund.

(b) Prior to May 1, 2013, Advisor Class was known as Class M.

(c) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(d) Per share amounts are based upon average shares outstanding.

December 31, 2016	80	See Notes to Financial Statements

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2016, the Trust has 17 registered funds. This annual report describes 5 series of the Trust (each a “Fund” and collectively, the “Funds”) under the brand name Salient. The accompanying financial statements and financial highlights relate to Salient International Real Estate Fund (“International Real Estate Fund”) (prior to May 1, 2016, known as Forward International Real Estate Fund), Salient Real Estate Fund (“Real Estate Fund”) (prior to May 1, 2016, known as Forward Real Estate Fund), Salient Select Income Fund (“Select Income Fund”) (prior to May 1, 2016, known as Forward Select Income Fund), Salient Select Opportunity Fund (“Select Opportunity Fund”) (prior to May 1, 2016, known as Forward Select Opportunity Fund), and Salient Tactical Real Estate Fund (“Tactical Real Estate Fund”) (prior to May 1, 2016, known as Forward Real Estate Long/Short Fund).

The Funds are distributed by Forward Securities, LLC. The Investment Advisor of the Funds is Forward Management, LLC d/b/a Salient, (the “Advisor” or “Salient Management”).

International Real Estate Fund seeks total return from both capital appreciation and current income through investing primarily in non-U.S. securities of real estate and real estate-related companies, including real estate investment trusts (“REITs”). Real Estate Fund seeks income with capital appreciation as a secondary goal through investing primarily in securities of real estate companies, including REITs. Select Income Fund seeks high current income and potential for modest long-term growth of capital through investing primarily in income-producing securities of companies in the real estate industry, such as REITs, master limited partnerships and other real estate firms. Select Opportunity Fund seeks total return through current income and long-term capital appreciation through investing in equity, fixed income and hybrid securities. Tactical Real Estate Fund seeks total return through a combination of high current income relative to equity investment alternatives plus long-term growth of capital through investing primarily in securities of issuers engaged primarily in the real estate industry, such as REITs, master limited partnerships and other real estate firms.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class B, Class C and Advisor Class shares offered by the Funds.

As of May 1, 2009, the Funds no longer offered for sale Class B shares of the Funds; and shareholders are no longer able to make new or additional investments in Class B shares. As of May 1, 2009, the holders of Class B shares of the Fund are permitted to: hold their Class B shares until they are converted to Class A shares; exchange their Class B shares for Class B shares of another fund of the Trust that offers Class B shares, if any; automatically reinvest dividends in Class B shares; and make additional investments in other share classes of the Funds, subject to pricing and eligibility requirements of those other share classes.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

International Real Estate Fund, Real Estate Fund, Select Income Fund, Select Opportunity Fund, and Tactical Real Estate Fund may invest a substantial portion of assets in the securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic and regulatory developments in this industry than would a fund not concentrating its investments in a particular sector or industry. International Real Estate Fund, Real Estate Fund and Select Opportunity Fund are each classified as a non-diversified fund under the 1940 Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires Salient Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Salient Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2016.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last sale price or a market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

81	December 31, 2016

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Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask prices. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask prices; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly and lower-rate bonds tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument on the day on which the instrument is being valued. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures, options on futures and swap contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the mean of the closing bid and ask prices of the securities or commodities exchange on which they are traded. If a mean price is not available, value shall be determined based on fair valuation methodologies. Certain investments including options may trade in the over-the-counter market and generally are valued based on the mean of the closing bid and ask prices obtained from an approved pricing service or Salient Management may determine value based on quotes from dealers that make markets in such securities.

Bank loans are primarily valued by using a composite loan price from an independent pricing vendor (approved by the Board of Trustees). The methodology used by the Funds’ independent pricing vendor for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, normally 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange forward rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

December 31, 2016	82

Notes to Financial Statements

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s net asset value, with the exception of exchange-traded products which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: For financial statement purposes, securities transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in a MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of units of a MLP may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in a MLP than investors in a corporation, and conflicts of interest may exist among unit holders and the general partner of a MLP. MLPs that concentrate in a particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unit holders who are required to report their allocable share of a MLP’s taxable income. A MLP’s distribution to unit holders may exceed the unit holder’s share of the MLP’s taxable income, and a portion of the distribution may represent a return of capital. If a Fund invests in a MLP that makes a return of capital, a portion of the Fund’s distribution to shareholders may also represent a return of capital.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchases and sales of investments in Note 7 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2016, Select Income Fund and Tactical Real Estate Fund held securities sold short with a value of $76,940,000 and $15,334,200, respectively. No other Funds held securities sold short as of December 31, 2016.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that

83	December 31, 2016

Notes to Financial Statements

reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2016:

Investments in Securities	Level 1	Level 2	Level 3	Total
International Real Estate Fund
Common Stocks(a)	$20,798,885	$—	$—	$20,798,885

Total	$20,798,885	$—	$—	$20,798,885

Real Estate Fund
Common Stocks(a)	$33,087,505	—	—	$33,087,505

Total	$33,087,505	—	—	$33,087,505

Select Income Fund
Common Stocks
REITs-Apartments	$—	$4,074,070	$—	$4,074,070
Other(a)	346,709,954	—	—	346,709,954
Convertible Preferred Stocks(a)	185,703,276	—	—	185,703,276
Preferred Stocks(a)	435,187,660	—	—	435,187,660
Contingent Convertible Securities(a)	—	12,499,800	—	12,499,800
Corporate Bonds(a)	—	51,985,298	—	51,985,298
Convertible Corporate Bonds(a)	—	41,610,781	—	41,610,781

Total	$967,600,890	$110,169,949	$—	$1,077,770,839

Select Opportunity Fund
Common Stocks(a)	$5,976,484	$—	$—	$5,976,484
Exchange-Traded Funds	514,119	—	—	514,119
Limited Partnerships(a)	172,992	—	—	172,992
Preferred Stocks(a)	728,775	—	—	728,775
Contingent Convertible Securities(a)	—	1,012,641	—	1,012,641
Corporate Bonds(a)	—	423,125	—	423,125
Convertible Corporate Bonds(a)	—	499,062	—	499,062

Total	$7,392,370	$1,934,828	$—	$9,327,198

Tactical Real Estate Fund
Common Stocks(a)	$66,243,732	$—	$—	$66,243,732
Convertible Preferred Stocks(a)	875,800	—	—	875,800

Total	$67,119,532	$—	$—	$67,119,532

(a) For detailed descriptions of industry or country see the accompanying Portfolio of Investments.

December 31, 2016	84

Notes to Financial Statements

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Select Income Fund
Liabilities
Securities Sold Short
Exchange-Traded Funds	$(76,940,000)	$—	$—	$(76,940,000)

Total	$(76,940,000)	$—	$—	$(76,940,000)

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Tactical Real Estate Fund
Liabilities
Securities Sold Short
Common Stocks	$(1,149,600)	$—	$—	$(1,149,600)
Exchange-Traded Funds	(14,184,600)	—	—	(14,184,600)

Total	$(15,334,200)	$—	$—	$(15,334,200)

(a) Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as short sales.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. As of December 31, 2016 there were no transfers between Level 1 and Level 2 securities.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Select Income Fund	Tactical Real Estate Fund
	Convertible Preferred Stocks	Convertible Preferred Stocks
Balance as of December 31, 2015	$54,502,400	$851,600
Realized Gain/(Loss)(a)	—	—
Change in Unrealized Appreciation/Depreciation(a)	—	—
Purchases	—	—
Sales Proceeds	—	—
Transfer into Level 3	—	—
Transfer out of Level 3(b)	(54,502,400)	(851,600)

Balance as of December 31, 2016	$—	$—

(a) Net realized gain/(loss) and net change in unrealized appreciation/depreciation are included in the related amounts on investments in the Statement of Operations, as applicable.

(b) The transfers out of Level 3 were due to an evaluated price becoming available after December 31, 2015.

As of December 31, 2016, no other Funds, except above, had transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward currency contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives

85	December 31, 2016

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more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all

December 31, 2016	86

Notes to Financial Statements

contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds held no futures contracts as of December 31, 2016.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust the risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. The Funds held no written options as of December 31, 2016.

Written option activity for the year ended December 31, 2016 was as follows:

	Written Call Options
	Number of Contracts	Contract Premium
Tactical Real Estate Fund
Outstanding, at beginning of year December 31, 2015	(220)	$(58,625)

Options written	(700)	(109,870)
Options exercised and/or closed	620	135,152
Options expired	300	33,343

Outstanding, December 31, 2016	—	$—

The gains/(losses) in the following table are included in “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change In Unrealized Gain/(Loss) On Derivatives Recognized In Income
Tactical Real Estate Fund
Equity Contracts (Options Written)	Net realized gain on written option contracts/Net change in unrealized appreciation/depreciation on written option contracts	$92,272	$30,275

Total		$92,272	$30,275

The following is a summary of the average monthly notional value of written options by the Funds for the year ended December 31, 2016, as well as the notional amount of written options outstanding as of December 31, 2016:

	Average Monthly Notional Value	Notional Value Outstanding at December 31, 2016
Tactical Real Estate Fund
Written Options	$(578,543)	$—

87	December 31, 2016

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Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange that contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. There were no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2016.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of December 31, 2016, the Funds held no warrants.

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Leverage: Select Income Fund, Select Opportunity Fund and Tactical Real Estate Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Funds may borrow amounts up to one-third of the value of their assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

Select Income Fund, Select Opportunity Fund and Tactical Real Estate Fund maintain separate lines of credit with BNP Paribas (acting through its New York Branch). The Funds are charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) for borrowing under these agreements.

Select Income Fund and Tactical Real Estate Fund also maintain separate lines of credit with Société Générale. For borrowings under these agreements, the Funds are charged interest of 0.95% above the one-month LIBOR. Additionally, if the borrowed amount by a Fund is below 80% of the Fund’s facility limit, the Fund is charged a commitment fee of 0.35% per annum on the amount between the facility limit and borrowed amount.

Select Income Fund, Select Opportunity, and Tactical Real Estate Fund have each pledged a portion of their investment securities as the collateral for their lines of credit. As of December 31, 2016, the value of the investment securities pledged as collateral and the borrowed amounts on the lines of credit were as follows:

Fund	Collateral Pledged	Borrowed Amounts
Select Income Fund	$610,497,230	$124,721,404
Select Opportunity Fund	6,372,398	1,516,062
Tactical Real Estate Fund	29,163,201	13,043,930

December 31, 2016	88

Notes to Financial Statements

The average interest rate charged and the average outstanding loan payable for the year ended December 31, 2016 were as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable
Select Income Fund	1.703%	$115,045,106
Select Opportunity Fund	1.700%	1,151,207
Tactical Real Estate Fund	1.626%	7,923,324

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid quarterly for the Funds. For all Funds, net realized capital gains, if any, are normally distributed annually in December, and a spillover capital gain distribution, if any, is distributed in the year after which a Fund elects to treat the distribution as paid for Federal income tax purposes. There is no guarantee that the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain or from paid-in-capital depending upon the type of book/ tax differences that may exist.

Based on information provided by the REITs, the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITs held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes sub-

stantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non- U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

As of and during the year ended December 31, 2016, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Salient Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1 of the 1940 Act) and/or shareholder services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experi-

89	December 31, 2016

Notes to Financial Statements

encing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2016 are recorded in the Statement of Operations, if applicable.

3. Investment Management Services

The Trust has entered into an investment management agreement with Salient Management, pursuant to which Salient Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2016, based on each Fund’s average daily net assets:

Fund	Advisory Fee
International Real Estate Fund	1.00%

Real Estate Fund	0.85% up to and including $100 million 0.80% over $100 million up to and including $500 million 0.70% over $500 million

Select Income Fund	1.00%

Select Opportunity Fund	1.00%

Tactical Real Estate Fund	1.00%

Expense Limitations: Salient Management has entered into an Expense Limitation Agreement with Select Opportunity Fund, which limits the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) of certain classes of the Fund, through a specified date. In addition, Salient Management may voluntarily reimburse additional expenses of certain classes of the Fund. Following are the annual expense limitation rates and expiration dates for the Fund:

Fund	Investor Class	Institutional Class	Class A	Class C	End Date
Select Opportunity Fund	1.58%	1.23%	1.73%	2.18%	April 30, 2017

Pursuant to the Expense Limitation Agreement, the Fund will reimburse Salient Management for any fee waivers and expense reimbursements made by Salient Management, provided that any such reimbursements made by the Fund to Salient Management will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the year ended December 31, 2016, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed By Advisor	Recoupment of Past Waived Fees By Advisor	Total
Select Opportunity Fund
Investor Class	$7,180	—	$7,180
Institutional Class	36,733	—	36,733
Class A	55,083	—	55,083
Class C	19,583	—	19,583

December 31, 2016	90

Notes to Financial Statements

As of December 31, 2016, the balances of recoupable expenses for each Fund were waived in the following years:

Fund	2014	2015	2016	Total
International Real Estate Fund
Investor Class	$—	$—	$—	$—
Institutional Class	6,829	—	—	6,829
Class A	4,963	—	—	4,963
Class C	2,134	—	—	2,134
Advisor Class	653	—	—	653
Select Opportunity Fund
Investor Class	2,103	4,563	7,180	13,846
Institutional Class	42,546	26,280	36,733	105,559
Class A	46,586	60,893	55,083	162,562
Class C	3,700	17,798	19,583	41,081

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act that allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A		Class B	Class C
International Real Estate Fund	0.25%	0.35	%(a)	N/A	0.75%
Real Estate Fund	0.25%	0.35	%(a)	N/A	0.75%
Select Income Fund	0.25%	0.35	%(a)	0.75%	0.75%
Select Opportunity Fund	0.25%	0.35%		N/A	0.75%
Tactical Real Estate Fund	0.25%	0.35	%(a)	0.75%	0.75%

(a) The Fund is currently authorized by the Board of Trustees to pay 0.25% with respect to Class A shares.

The Funds have adopted a Shareholder Services Plan (the “Shareholder Services Plan”) with respect to certain Funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly and are not to exceed the following annual rates:

Fund	Investor Class	Institutional Class	Class A	Class B	Class C	Advisor Class
International Real Estate Fund	0.15%	0.05%	0.20%	N/A	0.25%	0.10%
Real Estate Fund	0.15%	0.05%	0.20%	N/A	0.25%	N/A
Select Income Fund	0.15%	0.05%	0.20%	0.25%	0.25%	0.10%
Select Opportunity Fund	0.15%	0.05%	0.20%	N/A	0.25%	N/A
Tactical Real Estate Fund	0.15%	0.05%	0.20%	0.25%	0.25%	0.10%

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

Administrator, Custodian, Distributor, Dividend Paying Agent & Transfer Agent

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent.

Citibank serves as the Funds’ custodian.

Forward Securities, LLC, a wholly owned subsidiary of Salient Management, (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Salient Management or its affiliates, except as noted below. As of December 31, 2016, there were eleven Trustees, nine of whom are not “interested persons” of the Trust

91	December 31, 2016

Notes to Financial Statements

within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees of the Trust may also serve as trustees of other registered investment companies managed by the Advisor and its affiliates, including Salient MF Trust (together with the Trust, the “Trusts”). Each Fund within the Trusts pays Independent Trustees an allocated portion of the retainer of $60,000 per year. Each Fund within the Trusts pays Independent Trustees an allocated portion of the amounts of: $6,250 for attendance in person at a regular meeting and $2,500 for attendance by telephone at a regular meeting; $3,750 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $1,500 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee, the Chairman of the Nominating Committee and the Chairman of the Compliance Committee receive a special retainer fee in the amount of $25,000, $12,500, $7,500 and $7,500, respectively per year. In addition, each member of the Audit Committee, Nominating Committee and Compliance Committee receive $1,000, respectively per year. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. The interested Trustees receive no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee, including for the transportation and other expenses that they incur in attending meetings.

The Funds’ Chief Compliance Officer (“CCO”) is employed by Salient Management and is CCO for the Trusts. The Funds have agreed to pay the Advisor approximately $499,000 per year as (i) an allocated portion of the compensation of an officer or employee of the Advisor to serve as CCO for the Funds (plus the cost of reasonable expenses related to the performance of the CCO’s duties, including travel expenses), and (ii) an allocation of the expenses of other officers or employees of the Advisor who serve in other compliance capacities for the Funds. The Board approves annually an allocation of such costs among such personnel, and each Fund bears its pro rata share of such expense. Other affiliated funds and registered investment companies managed by the Advisor pay additional compensation for the same purposes.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2016, excluding U.S. Government Obligations, short-term investments and short sales, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
International Real Estate Fund	$24,565,537	$51,561,223
Real Estate Fund	34,738,376	58,978,584
Select Income Fund	538,542,860	794,150,561
Select Opportunity Fund	3,613,945	13,092,034
Tactical Real Estate Fund	58,664,215	75,247,983

December 31, 2016	92

Notes to Financial Statements

8. Tax Basis Information

Reclassifications: At December 31, 2016, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, treatment of net operating losses, distribution differences, expiration of capital loss carryforwards, treatment of passive foreign investment companies and differences in the book to tax treatment of certain investments. These reclassifications were as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
International Real Estate Fund	$(67,712,152)	$1,617,733	$66,094,419
Real Estate Fund	—	109,988	(109,988)
Select Income Fund	1	—	(1)
Select Opportunity Fund	(10,583)	5,646	4,937
Tactical Real Estate Fund	(35,105,080)	2,103,392	33,001,688

Included in the amounts reclassified were net operating losses offset to Paid-in-Capital.

Fund	Amount
Tactical Real Estate Fund	$407,662

Tax Basis of Investments: Differences in book and tax accounting for cost basis of investments are primarily attributable to realization of unrealized gain/(losses) for tax purposes, treatment of passive foreign investment companies and the deferral of losses on wash sales. As of December 31, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
International Real Estate Fund	$21,730,833	$288,773	$(1,220,721)	$(931,948)
Real Estate Fund	28,106,637	5,485,375	(504,507)	4,980,868
Select Income Fund	944,111,222	161,045,785	(27,386,168)	133,659,617
Select Opportunity Fund	10,325,367	317,004	(1,315,173)	(998,169)
Tactical Real Estate Fund	62,135,221	7,594,889	(2,610,578)	4,984,311

Capital Losses: Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. As of December 31, 2016, the following Funds had available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains as follows:

Fund	Expiring in 2017(a)	Expiring in 2018(a)	Short-Term(b)	Long-Term(b)
International Real Estate Fund	$60,639,639	$3,986,802	$13,379,401	$8,916,236
Select Opportunity Fund	—	—	510,015	1,915,278
Tactical Real Estate Fund	107,182,629	—	—	—

(a) Capital losses incurred prior to December 31, 2010 under pre-enactment law.

(b) Capital losses incurred after December 31, 2010 under the Act and not subject to expiration.

93	December 31, 2016

Notes to Financial Statements

Capital loss carryovers used during the year ended December 31, 2016 were:

Fund	Amount
Real Estate Fund	$(561,668)
Select Opportunity Fund	(8,153)
Tactical Real Estate Fund	(9,858,452)

The Funds elect to defer to the period ending December 31, 2017 capital losses and late-year ordinary losses recognized during the period November 1, 2016 to December 31, 2016 in the amount of:

Fund	Capital Losses Total	Ordinary Losses Total
International Real Estate Fund	$159,321	$—
Select Opportunity Fund	97,871	24
Tactical Real Estate Fund	—	5,488

Tax Basis of Distributable Earnings: At December 31, 2016 the following components of accumulated earnings on a tax basis were as follows:

	International Real Estate Fund	Real Estate Fund	Select Income Fund
Post-October losses	$(159,321)	$—	$—
Accumulated capital loss carryforwards	(86,922,078)	—	—
Undistributed ordinary income	320,241	153,495	3,480,758
Undistributed capital gains	—	729,395	2,841,444
Net unrealized appreciation/(depreciation) on foreign currency and securities sold short	25	—	(6,156,361)
Net unrealized appreciation/(depreciation) on investments	(931,948)	4,980,868	133,659,617
Other cumulative effect of timing differences	(2,635)	—	—

Total distributable earnings	$(87,695,716)	$5,863,758	$133,825,458

	Select Opportunity Fund	Tactical Real Estate Fund
Post-October losses	$(97,871)	$—
Late year ordinary losses	(24)	(5,488)
Accumulated capital loss carryforwards	(2,425,293)	(107,182,629)
Net unrealized appreciation/(depreciation) on foreign currency, securities sold short and written option contracts	(1,575)	(295,580)
Net unrealized appreciation/(depreciation) on investments	(998,169)	4,984,311

Total distributable earnings	$(3,522,932)	$(102,499,386)

Tax Character of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

December 31, 2016	94

Notes to Financial Statements

The tax character of distributions paid for the year ended December 31, 2016 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total	Return of Capital Total
International Real Estate Fund	$1,255,180	$—	$—
Real Estate Fund	638,862	9,352,703	—
Select Income Fund	37,555,681	33,878,790	—
Select Opportunity Fund	257,000	—	107,161
Tactical Real Estate Fund	1,425,464	—	—

The tax character of distributions paid for the year ended December 31, 2015 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total	Return of Capital Total
International Real Estate Fund	$2,447,490	$—	$—
Real Estate Fund	3,835,650	7,962,787	—
Select Income Fund	48,948,138	102,427,227	2,486,749
Select Opportunity Fund	540,645	—	65,149
Tactical Real Estate Fund	847,184	—	—

The Funds may own shares in certain foreign investment entities referred to under U.S. tax law, as “passive foreign investment companies” (PFICs). The Funds may elect to mark-to-market annually the shares of each PFIC and may be required to include in distributable income to shareholders any such mark-to market gains.

9. Affiliated Companies

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control.

During the year ended December 31, 2016, Select Income Fund owned 5% or more of the outstanding voting securities of the securities identified in the table below. The purchases, sales, dividend income, realized capital gains, shares and value of investment of Select Income Fund in affiliated companies for the year ended December 31, 2016 were as follows:

Security Name	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/16	Dividend Income	Realized Gain/(Loss)
Common Stocks
Jernigan Capital, Inc.	—	472,200	—	472,200	$9,939,810	$—	$—
MedEquities Realty Trust	1,575,000	372,200	—	1,947,200	21,613,920	992,250	—
National Storage Affiliates Trust(a)	1,970,000	1,350,800	(2,318,500)	1,002,300	22,120,761	275,220	14,088,429
Peak Resorts, Inc.	1,182,571	—	(571)	1,182,000	6,560,100	—	(2,573)

Total					$60,234,591	$1,267,470	$14,085,856

(a) This security no longer met the definition of an affiliated company as of December 31, 2016.

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

11. SEC Regulations

On October 13, 2016, the SEC amended Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

95	December 31, 2016

Notes to Financial Statements

12. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2016. However, the following are details relating to the subsequent events through the date the financial statements were issued.

The following information applies to International Real Estate Fund, Select Income Fund and Tactical Real Estate Fund only:

At a meeting of the Board of Trustees of the Trust held on January 17, 2017, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act), determined that the Funds will cease offering Advisor class shares effective on March 29, 2017 (the “Closure Date”). Effective on or after the Closure Date, outstanding Advisor Class shares of a Fund will be exchanged at relative asset value for Institutional Class shares of the same Fund having the same value.

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2016. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2016 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the SEC’s website at www.sec.gov.

December 31, 2016	96

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Forward Funds:

We have audited the accompanying statements of assets and liabilities of Salient International Real Estate Fund (formerly, Forward International Real Estate Fund), Salient Real Estate Fund (formerly, Forward Real Estate Fund), Salient Select Income Fund (formerly, Forward Select Income Fund), Salient Select Opportunity Fund (formerly, Forward Select Opportunity Fund), and Salient Tactical Real Estate Fund (formerly, Forward Real Estate Long/Short Fund) (collectively, the “Funds”), including the portfolios of investments, as of December 31, 2016 and the related statements of operations and cash flows (for the Salient Select Income Fund, Salient Select Opportunity Fund, and Salient Tactical Real Estate Fund) for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the periods ended December 31, 2014 and prior were audited by other auditors whose report thereon dated February 24, 2015, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2016, the results of their operations and their cash flows (for the Salient Select Income Fund, Salient Select Opportunity Fund, and Salient Tactical Real Estate Fund) for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

97	December 31, 2016

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Real Estate Fund	$9,352,703
Select Income Fund	33,878,790

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2016 and December 31, 2016, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

International Real Estate Fund	10.35%
Real Estate Fund	10.52%
Select Income Fund	8.60%
Select Opportunity Fund	13.51%
Tactical Real Estate Fund	10.24%

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2016 and December 31, 2016, as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

Real Estate Fund	4.07%
Select Income Fund	3.06%
Select Opportunity Fund	1.26%
Tactical Real Estate Fund	2.30%

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designate the amounts listed below as foreign taxes paid and foreign source income earned between January 1, 2016 and December 31, 2016, respectively.

	Foreign Taxes Paid	Foreign Source Income
International Real Estate Fund	$102,376	$1,097,855

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for Federal income tax purposes.

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Real Estate Fund
Institutional Class	$0.241688	$3.457040	—	$3.698728	6.53%	93.47%	—	100.00%
Investor Class	$0.203833	$3.440530	—	$3.644363	5.59%	94.41%	—	100.00%
Class A	$0.199517	$3.441050	—	$3.640567	5.48%	94.52%	—	100.00%
Class C	$0.140251	$3.419090	—	$3.559341	3.94%	96.06%	—	100.00%

December 31, 2016	98

Tax Information (Unaudited)

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Select Income Fund
Institutional Class	$0.861155	$0.759550	—	$1.620705	53.13%	46.87%	—	100.00%
Investor Class	$0.799344	$0.739190	—	$1.538534	51.95%	48.05%	—	100.00%
Class A	$0.789695	$0.736190	—	$1.525885	51.75%	48.25%	—	100.00%
Class B	$0.678899	$0.700400	—	$1.379299	49.22%	50.78%	—	100.00%
Class C	$0.695835	$0.705450	—	$1.401285	49.66%	50.34%	—	100.00%
Advisor Class	$0.852552	$0.757070	—	$1.609622	52.97%	47.03%	—	100.00%

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Select Opportunity Fund
Institutional Class	$0.540666	—	$0.225441	$0.766107	70.57%	—	29.43%	100.00%
Investor Class	$0.486848	—	$0.203001	$0.689849	70.57%	—	29.43%	100.00%
Class A	$0.470627	—	$0.196238	$0.666865	70.57%	—	29.43%	100.00%
Class C	$0.396611	—	$0.165376	$0.561987	70.57%	—	29.43%	100.00%

99	December 31, 2016

Additional Company Information (Unaudited)

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

Each Fund’s operations are managed under the direction and oversight of the Board of Trustees (the “Board”). The Board appoints officers of the Trust (“Salient FF Trust”) who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

As of December 31, 2016, there were eleven Trustees, nine of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees and officers of the Trust also may be directors or officers of some or all of the other registered investment companies, including the Salient MF Trust (together, with the Salient FF Trust, the “Trusts”), managed by Salient and its affiliates (hereafter, Salient and Salient Management, both jointly and individually, are referred to as the “Advisor”). Each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. The table below shows, for each Trustee and executive officer, his/her full name, and year of birth, the position held with the Trusts, the length of time served in that position, his/her principal occupation during the last five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient MF Trust, 4265 San Felipe, Suite 800, Houston, Texas 77027 or c/o Forward Funds, 101 California Street, 16th Floor, San Francisco, California 94111. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available at www.salientpartners.com or upon request, without charge, by calling 800-999-6809.

Interested Trustees*

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
John A. Blaisdell* Year of Birth: 1960	Salient MF Trust Trustee, President and Principal Executive Officer (since 2012); Chairman of the Board (2012 to 2015) Salient FF Trust Trustee, President and Principal Executive Officer (since 2015)	Managing Director of Salient (since 2002).	22	The Endowment Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); The Salient Midstream & MLP Fund (investment company)(since 2012).

Jeremy L. Radcliffe* Year of Birth: 1974	Salient MF Trust Trustee, Secretary (since 2012) Salient FF Trust Trustee, Secretary (since 2015)	President, Forward Securities, LLC (since 2015); Managing Director of Salient (since 2002).	22	None.

(1)	The Fund Complex for the purposes of this table consists of all open-end funds in the Trusts (21) and all public closed-end funds advised by the Advisor or an affiliate of the Advisor (1).

*	This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.

December 31, 2016	100

Additional Company Information (Unaudited)

Independent Trustees***

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Julie Allecta Year of Birth: 1946	Salient MF Trust Trustee (since 2015); Audit Committee Chairperson (since 2016) Salient FF Trust Trustee (since 2012), Audit Committee Chairperson (since 2012)	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Member of Executing Committee and Governing Council, Independent Directors Council (since 2014); Director, WildCare Bay Area (since 2007); Director, Audubon Canyon Ranch, Inc. (2009 to 2012); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014 to 2015).	21	Trustee, Litman Gregory Funds Trust (since 2013).

Karin B. Bonding, CFA Year of Birth: 1939	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	Lecturer, University of Virginia (1996 to 2015); President of Capital Markets Institute, Inc. (retired)(fee-only financial planner and investment advisor) (1996 to 2016).	22	The Endowment Funds (investment companies) (four funds) (since 2010); The Salient Midstream and MLP Fund (investment company)(since 2012); Brandes Investment Trust (investment companies) (four funds) (2006 to 2012); Credit Suisse Alternative Capital Funds (investment companies) (six funds) (2005 to 2010).

Jonathan P. Carroll Year of Birth: 1961	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	President, Lazarus Capital LLC (Investment company) (since 2006); President, Lazarus Energy Holdings, LLC (Investment holding company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988).	22	The Endowment Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); LRR Energy, L.P. (LRE) (energy company) (2014 to 2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); The Salient Midstream & MLP Fund (investment company)(since 2012).

101	December 31, 2016

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
A. John Gambs Year of Birth: 1945	Salient MF Trust Trustee (since 2015) Salient FF Trust Trustee (since 2012)	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (2011 to 2016); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (1997 to 2010).	21	None.

Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); President of The Space Agency (marketing) (since 1999); President of The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986 to 1996).	22	The Endowment Funds (investment companies) (four funds) (since 2009); Babson Funds (eleven funds) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative, and Space Agency (since 2008); Communities in Schools (since 2007); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (2004 to 2016); Houston Angel Network (since 2004); The Harris Foundation, Inc. (since 1998); The Salient Midstream & MLP Fund (investment company) (since 2012); American Telemedicine Association (2007 to 2014).

Cecilia H. Herbert Year of Birth: 1949	Salient MF Trust Trustee (since 2015), Nominating Committee Chairperson (since 2016) Salient FF Trust Trustee (since 2009), Nominating Committee Chairperson (since 2010)	Trustee, Stanford HealthCare (since 2016); Trustee, WNET, the public media company of New York (since 2011); Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Trustee, The Thacher School (2002 to 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991).	21	Director, iShares Inc. (since 2005 and Chair since 2016); Trustee, iShares Trust (since 2005 and Chair since 2016); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

December 31, 2016	102

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Richard C. Johnson Year of Birth: 1937	Salient MF Trust Trustee (since 2012) Compliance Committee Chairperson (since 2012) Salient FF Trust Trustee (since 2015); Compliance Committee Chairperson (since 2016)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts (1998 to 2002); practiced law at Baker Botts (1966 to 2002) (1972 to 2002 as a partner).	22	The Endowment Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); The Salient Midstream & MLP Fund (investment company)(since 2012).
Haig G. Mardikian Year of Birth: 1947	Salient MF Trust Trustee (since 2015), Chairman of the Board (since 2015) Salient FF Trust Trustee (since 1998), Chairman of the Board (since 2005)	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).	21	Chairman and Director of SIFE Trust Fund (1978 to 2001).
Scott E. Schwinger Year of Birth: 1965	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	President, The McNair Group (management) (since 2006); Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (since 1999).	22	The Endowment Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Houston Technology Center (since 2013); The Make-A-Wish Foundation (since 2008); The Salient Midstream & MLP Fund (investment company)(since 2012).

**	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

***	G. Edward Powell served as an Independent Trustee of both Salient FF Trust and Salient MF Trust during the fiscal year ended December 31, 2016. Mr. Powell served from September 22, 2015 through his resignation on December 31, 2016.

(1)	The Fund Complex consists of all open-end funds in the Trusts (21) and all public closed-end funds advised by the Advisors or an affiliate of the Advisors (1).

103	December 31, 2016

Additional Company Information (Unaudited)

Officers of the Funds Who Are Not Trustees

Name and Year of Birth***	Position(s) with the Trusts	Principal Occupation(s) During Past 5 Years
Paul A. Bachtold Year of Birth: 1973	Salient MF Trust Chief Compliance Officer (since 2012) Salient FF Trust Chief Compliance Officer (since 2016)	Chief Compliance Officer and Secretary, Forward Securities, LLC (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient (since 2010).

Christopher R. Arnold Year of Birth: 1977	Salient MF Trust Treasurer and Principal Financial Officer (since 2015) Salient FF Trust Deputy Treasurer (since 2016)	Director of Fund Accounting, Salient (since 2010); Audit Manager, PricewaterhouseCoopers, LLP (2002 to 2009).

Robert S. Naka Year of Birth: 1963	Salient MF Trust Vice President (since 2015) Salient FF Trust Vice President (since 2009)	Chief Operating Officer, Salient and Forward Management, LLC (since 2015); President, Forward Funds (2015); Secretary, Forward Funds (2012 to 2015); Chief Operating Officer, Forward Management, LLC (since 2009); Interim Chief Executive Officer, Forward Management, LLC (2015); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

Barbara H. Tolle Year of Birth: 1949	Salient FF Trust Treasurer and Principal Financial Officer (since 2006)	Vice President, Director of Fund Accounting and Operations, Forward Management, LLC (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Kathryn A. Burns Year of Birth: 1976	Salient FF Trust Assistant Treasurer (since 2014)	Vice President and Fund Controller, ALPS Fund Services, Inc. (since 2013); Vice President and Chief Compliance Officer, Old Mutual Capital (2010 to 2012); Vice President and Regulatory Reporting Manager, Old Mutual Capital (2006 to 2012); Manager, PricewaterhouseCoopers LLP (2004 to 2006).

***	Each officer shall hold office at the pleasure of the Board until the next annual meeting of the Trusts or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

December 31, 2016	104

Approval of the Investment Management Agreement (Unaudited)

At an in-person meeting of the Board held on October 18, 2016, the Board, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of the Investment Management Agreement between Forward Funds (the “Trust”), on behalf of its series Salient International Real Estate Fund, Salient Real Estate Fund, Salient Select Income Fund, Salient Select Opportunity Fund, and Salient Tactical Real Estate Fund (each a “Fund,” and together, the “Funds”), and Forward Management, LLC d/b/a Salient (“Salient Management” or the “Advisor”) (the “Advisory Agreement”).

In preparation for review of the Advisory Agreement, the Board requested the Advisor to provide detailed information which the Board determined to be reasonably necessary to evaluate the Advisory Agreement. The Independent Trustees met in-person in executive session prior to the meeting to review and discuss aspects of these materials. At the request of the Independent Trustees, the Advisor made a presentation and responded to questions from the Independent Trustees. The Board, including the Independent Trustees, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Trustees were assisted at all times by independent counsel.

The Independent Trustees reported that the Advisor’s presentation at the October 18, 2016 meeting and the extensive prior discussion among themselves and with counsel, based on their review of the materials, left them satisfied that the Advisor had provided responses to the requests for information adequate to allow for an informed decision regarding renewal of the Advisory Agreement. The Independent Trustees reported their conclusion that the continuation of the Advisory Agreement should enable the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted the approval of the Advisory Agreement. It also was noted that the Board’s decision to approve the continuation of the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services to be provided. With respect to the Advisory Agreement, the Board considered: the background and experience of key investment personnel and the Advisor’s ability to retain them; the Advisor’s focus on analysis of complex asset categories; the Advisor’s disciplined investment approach and commitment to investment principles; the Advisor’s investment in and commitment to personnel; the Advisor’s compliance efforts and risk and general oversight;

and the Advisor’s oversight of and interaction with service providers. The Board determined that the Advisor had, when necessary, taken steps to address any underperformance. The Board concluded that the nature, extent and quality of the management and advisory service to be provided are appropriate and thus support a decision to approve the Advisory Agreement.

The investment performance of the Funds. The Board evaluated the historical performance of the Funds, and comparative information provided regarding the Funds’ investment performance and information on the performance of other investment funds and various indices. The Board also considered the various performance reports received throughout the year, showing variability of returns over the course of the year. The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance. On the basis of the Board’s assessment, the Board concluded that the Advisor was capable of generating a level of long-term investment performance that is consistent with shareholder expectations in light of the various Funds’ investment objectives, policies and strategies. Specifically, the Board noted that:

•

the International Real Estate Fund underperformed its index as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016;

•

the Real Estate Fund underperformed its index as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016;

•

the Select Income Fund outperformed its index as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and outperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016 and outperformed the average performance of its peer group for the period since the Fund’s inception through June 30, 2016, but underperformed the median performance of its peer group for the period since the Fund’s inception through June 30, 2016;

105	December 31, 2016

Approval of the Investment Management Agreement (Unaudited)

•

the Select Opportunity Fund underperformed its index as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and

•

the Tactical Real Estate Fund underperformed its index as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and

The cost of advisory service to be provided and profits to be realized by the Advisor. In analyzing the cost of services and profitability of the Advisor, the Board considered the revenues and expenses of the Advisor and each Fund’s size. The Board took into account the significant investment by and cost to the Advisor regarding investment management infrastructure to support the Funds and other support for investors. In addition, the Board recognized the subjective nature of determining profitability. Further, the Independent Trustees recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. On the basis of the Board’s review of the fees charged by the Advisor for investment advisory and related services (including to its other clients if applicable), the specialized nature of the Funds’ investment programs, the Advisor’s financial information, and the costs associated with managing the Funds, the Board concluded that the level of investment management fees is appropriate in light of the services provided and the management fees and overall expense ratios of comparable funds and other clients of the Advisor.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale. While noting that the management fees will not decrease as the level of the Funds’ assets increase, the Board noted the Advisor’s expense limitation agreements in place and concluded that each Fund’s management fee, is reasonable under the current circumstances. The Board noted that it will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, as well as the appropriateness of management fees payable to the Advisor.

Benefits to the Advisor from its relationships with the Funds. The Board concluded that other benefits derived by the Advisor from its relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Funds and investors therein, and are consistent with industry practice and the best interests of the Funds and their shareholders. In this regard, the Board noted that it has received regular reports from Salient Management regarding its soft dollar policies and usage. The Board discussed the potential for other fall-out benefits to the Advisor, including reputational benefits and the potential for growth of the Advisor’s separate account business or other business lines through association with the Funds, and concluded that such benefits are reasonable and typical of those potentially enjoyed by managers of publicly offered mutual funds.

Other considerations. The Board determined that the Advisor has made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of service, as well as the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders, and noted the significant financial, reputational, enterprise and litigation and regulatory risk undertaken by the Advisor as a manager of publicly offered mutual funds.

December 31, 2016	106

Privacy Policy (Unaudited)

Salient Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

∎	Information we receive from you on applications or other forms; and

∎	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non- affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Salient Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third- party’s privacy policies will apply to you and ours will not.

107	December 31, 2016

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

K&L Gates LLP

Independent Registered Public Accounting Firm

KPMG LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Salient Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.salientpartners.com

Salient Adaptive Balanced Fund

Salient Adaptive Income Fund

Salient Adaptive US Equity Fund

Salient EM Corporate Debt Fund

Salient EM Dividend Signal Fund

Salient EM Infrastructure Fund

Salient High Yield Fund

Salient International Dividend Signal Fund

Salient International Real Estate Fund

Salient International Small Cap Fund

Salient Real Estate Fund

Salient Select Income Fund

Salient Select Opportunity Fund

Salient Tactical Growth Fund

Salient Tactical Muni & Credit Fund

Salient Tactical Real Estate Fund

Salient US Dividend Signal Fund

Printed on paper containing recycled content using soy-based inks.	FSD002417 031018

Annual Report December 31, 2016

Salient Adaptive Balanced Fund

Salient Adaptive Income Fund

Salient Adaptive US Equity Fund

Salient EM Corporate Debt Fund

Salient EM Dividend Signal Fund

Salient EM Infrastructure Fund

Salient High Yield Fund

Salient International Dividend Signal Fund

Salient International Small Cap Fund

Salient Tactical Growth Fund

Salient Tactical Muni & Credit Fund

Salient US Dividend Signal Fund

The series of funds under the Forward Funds Trust (“Salient Funds”) are distributed by:

Forward Securities, LLC

101 California Street, 16th Floor

San Francisco, California 94111

The report has been prepared for the general information of the Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Funds’ Prospectus, which contains more complete information about Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2016

Shareholder Update	December 31, 2016

A MESSAGE FROM:	Rusty Guinn Executive Vice President of Asset Management

Dear Shareholder:

As so many people have expressed across various fields of human endeavor, we look forward to 2017 with both eagerness and optimism. Yet we are perhaps unusual in also looking back fondly on a productive and successful 2016 for our organization and for our investors. We are proud of the results we produced and are committed to continuous improvement in 2017.

After all, it was not just a year of election surprises and deaths of beloved celebrities. It was an eventful year for financial markets as well. 2016 began as 2015 ended—in turmoil for commodity-sensitive markets and asset classes. Indeed, through February concerns about continued dollar strength and oil weakness pervaded nearly all markets. As defensive sectors and securities ruled the day, much of the industry commentary focused on the poor performance of active management. Volatility that came mid-year as a result of Brexit—the United Kingdom’s referendum vote in favor of leaving the European Union—gave way to narrow focus on a potential increase in interest rates for most of the second half. But—as Ben Hunt will share more with you in his letter—following the U.S. presidential election, the narrative has since shifted from monetary policy to fiscal policy. We are gratified that our investment platform and portfolio management teams navigated this rapidly changing environment well.

As an organization we entered our second year of our combination with Forward. At this point, we feel comfortable calling the integration complete. Our mission now is to empower each of our investment team leaders—true CIOs in their own rights—to focus on what matters for their asset classes, for their investment strategies and for their shareholders.

In the end, it is you, the shareholders, who entrust us with the responsibility to steward your capital. We take that responsibility very seriously and we seek to execute it with profound gratitude.

Sincerely,

Rusty Guinn

Executive Vice President of Asset Management

Salient

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

1	December 31, 2016

Shareholder Update	December 31, 2016

A MESSAGE FROM:	W. Ben Hunt, Ph.D. Chief Investment Strategist

Dear Shareholder:

Typically the end of a calendar year provides a convenient demarcation line for an annual investment report. We tend to look back and look forward at markets in 12-month chunks anyway, and wrapping everything up in a year-end bow is a Wall Street tradition.

In 2016, however, the demarcation line had nothing to do with year-end and everything to do with the November 8 election of Donald J. Trump to the White House and Republican majorities to both the Senate and the House of Representatives.

Before the election, global markets in general and the U.S. stock market in particular were in a two-year holding pattern, with the S&P 500 Index up a grand total of 4.82% from November 7, 2014, through November 7, 2016. The Russell 2000 Index, a broad index of smaller, domestically focused U.S. companies, was up 2.38% over the same two-year span. Before the election, the overwhelmingly dominant market concern was U.S. Federal Reserve (Fed) monetary policy, with media and investor narratives for the past five years overwhelmed by questions of will-they-or-won’t-they raise interest rates. For the most part, the answer was always “they won’t!”—with 10-year U.S. Treasury yields hitting a 50-year low of 1.36% on July 8, 2016.

In the two months since the election, the S&P 500 is up almost 7%. The Russell 2000 is up more than 15%. In two months. Since the Trump election, the 10-year U.S. Treasury yield has spiked from 1.88% to 2.60%. The U.S. dollar is up almost 5%. Consumer confidence is now at a 10+ year high.

In reality, of course, very little has changed in the world since November 8, and what has changed outside of the U.S. (Chinese currency flight resumed and the Italian government began collapsing … again) isn’t good news. But since when did reality matter? Global markets today are gripped not in fear but in hope, a new hope that the swamp will be drained, that regulations will be rolled back, that taxes will be reformed, that corporate cash will be repatriated back to the U.S. (and spent on new factories and new jobs), that infrastructure will be built and that the Fed will stand down, etc. It’s as if Donald Trump has worked a Jedi mind trick on markets, in which everything he whispers (or tweets) is treated as reality instead of an aspiration.

Are we still in a policy-driven market? Absolutely. But the market’s gaze has shifted from monetary policy and what the Fed does or doesn’t do to fiscal policy and what the Republican Congress plus Donald Trump will or won’t do. That’s an enormously important shift, with far-reaching consequences on the behavior of all market participants. Why? Because the correlations and trends are shifting. Because what’s important as a proxy for monetary policy intentions, like the U.S. dollar going up or down, isn’t very important as a proxy for fiscal policy intentions. If you’re a mega-sovereign wealth fund and your decision on buying risk assets like stocks or commodities depends on your assessment of the Fed, you care about the dollar. If your decision depends on your assessment of Donald Trump and the Republican Congress, you don’t care about the dollar. Right now the latter decision-making is ascendant, and you see that in a breakdown of the correlations that have dominated markets since the summer of 2014.

December 31, 2016	2

Here’s a chart that I’ve used a lot over the past year. It shows how oil prices (in gray, left-hand vertical axis with price inverted) and the dollar (in black, right-hand vertical axis) have moved in lockstep over the past two+ years, with a -96% correlation from June 2014 through September 2016. This is an insanely powerful correlation.

Sources: Salient and Bloomberg, as of 09/30/16

Past performance does not guarantee future results.

And here’s the same chart updated through December 2016, with a vertical line drawn at the U.S. election date. Crazy, right? The correlation has totally vanished. If anything, it’s reversed itself.

Sources: Salient and Bloomberg, as of 12/31/16

Past performance does not guarantee future results.

3	December 31, 2016

For a game theorist like me, someone who believes not only in playing the cards but also in playing the players, these are heady times, indeed. It’s a reminder that our job is to deal with the market as it is, not as it was, and right now this is a market that favors risk assets, which is usually the case with hope-based investor behaviors. In more colorful terms, a hope-based market is a 2x4 market. Meaning that this market, like a rented mule, will need to be hit between the eyes with a 2x4 before it goes down.

Here are four places I’m watching closely for the materialization of that 2x4:

1)	Dollar Strength and S&P Earnings: The knee-jerk behavioral correlation between dollar strength and risk asset weakness may have broken down as attention shifts from monetary policy to fiscal policy. But, there is still a distinct real-world consequence of dollar strength: S&P 500 earnings go down. Right now there is extreme optimism regarding 2017 corporate earnings growth—optimism that will be smashed by a strong dollar.

2)	Dollar Strength and Chinese Monetary Policy: The other real-world consequence of a stronger dollar is that China, whose currency is tied closely to the dollar, suffers. A stronger currency makes it harder for China to export its manufactured goods, and that’s bad news for China growth and China politics. There is a nontrivial chance that China rips off the currency exchange rate Band-Aid by floating its currency and sparking a dramatic devaluation. That’s a deflationary atom bomb for the rest of the world and horrible for risk assets.

3)	Eurozone Political Splintering and Bank Bail-Ins: We’re going to have national elections in the Netherlands, France, Germany and probably Italy in 2017, and in each country an anti-status-quo / anti-Europe party appears poised to make dramatic gains if not secure an outright victory. With Europe splintering, there’s no way that Germany or the European Central Bank ponies up hard cash to bail out critically undercapitalized European banks (most notably in Italy but also France, Spain and Germany), and that leaves existing investors on the hook for bail-ins. Ugly.

4)	Rising Rates: Okay, I’ll say it. I think the Yellen-led Fed would be perfectly happy to hang a big fat recession around Donald Trump’s neck. How do you do that? By raising rates three times in 2017, as the Fed’s December commentary suggested.

What’s the bull scenario? In my opinion, it’s very simple. If a Republican White House and Congress can push through a legislative trifecta of tax reform/repatriation, regulatory reform/rollback and infrastructure spending, then we’re off to the races. It will be a challenge, to say the least, to push this agenda through. But it’s conceivable. This may be a market built on hope, but it’s not a crazy hope.

Coming into 2017 we have a market that favors hope over experience. Maybe that hope will be borne out over the course of the year. Maybe it won’t. I really don’t know. But I think we’re looking at the right things and in the right places for adapting to whatever comes down the pike.

Sincerely,

W. Ben Hunt, Ph.D.

Chief Investment Strategist

Salient

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

10-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year but not more than 10 years.

Correlation is a statistical measure of how two securities move in relation to each other.

Devaluation is a monetary policy tool whereby a country reduces the value of its currency with respect to other foreign currencies.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

December 31, 2016	4

One cannot invest directly in an index.

Salient is the trade name for Salient Partners, L.P., which together with its subsidiaries provides asset management and advisory services. This information is being provided solely for educational purposes and is not an offer to sell or solicitation of an offer to buy an interest in any investment fund. Any such offer or solicitation may only be made by means of a confidential private offering memorandum or prospectus relating to a particular fund and only in a manner consistent with federal and applicable state securities laws.

The Salient Funds offered under the Forward Funds Trust are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

© 2017 Salient. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

5	December 31, 2016

Fund Commentary and Performance (Unaudited)

Salient Adaptive Balanced Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient Adaptive Balanced Fund’s Institutional Class shares returned -0.68%, underperforming its benchmark, a blend of 60% MSCI World Index and 40% Bloomberg Barclays Global Aggregate Index, which returned 5.87%.

Equities provided mixed returns in 2016. The S&P 500 Index saw domestic equities increase by 11.96%, while international developed equities, as represented by the MSCI EAFE Index, gained 1.00% over the year. Emerging markets have experienced a reversal of fortune, as evidenced by the MSCI Emerging Markets Index increasing by 11.60%. Performance among world fixed-income markets was mixed: Bloomberg Barclays US Aggregate Bond Index posted a gain of 2.65%, Bloomberg Barclays US Corporate High Yield Bond Index increased by 17.13% and Credit Suisse Emerging Market Corporate Bond Index finished the year 9.48% higher.

Following a sharp decline in oil prices in 2015, the outlook for U.S. high-yield corporate bonds and emerging market corporate bonds was quite bleak. The implied default rate for each asset class was close to levels that haven’t been reached since 2008 and 2009. However, this level of default required a widespread global recession that was beyond the scope of just the energy sector. At the time, most of the global central banks were quite accommodative, which placed the odds of a recession at a fairly low level. This disconnect between the bond market and the overall economy provided investors a unique opportunity in low-rated bonds. However, the bond market corrected itself fairly quickly, resulting in strong relative performance for U.S. high-yield corporate bonds and emerging market corporate bonds as they outperformed not just global bonds but global equities as well.

Following the U.S. presidential election in November, the market clearly shifted gears toward a future of rising interest rates and higher inflation by selling out of global treasuries in favor of more inflation-sensitive stocks in sectors such as materials and energy. Additionally, investors appeared to favor industries that may benefit from reduced regulation in the future, such as industrials, energy and financials. On a relative basis, this shift also benefited credit sectors, including U.S. high-yield corporate bonds, as the higher income helped cushion the bond’s price depreciation from rising rates.

Salient Adaptive Balanced Fund aims to provide access to a blend of traditional and nontraditional equity and bond strategies while maintaining the appropriate target level of risk. The strategy is a blend of 55% equity exposure (measured by the MSCI World Index), which is split between the Salient Adaptive Growth Fund and a capitalization-weighted mix of Salient Adaptive US Equity Fund and Salient International Dividend Signal Fund. Additionally, the strategy is a blend of 35% fixed income exposure (measured by the Bloomberg Barclays Global Aggregate Index), which is comprised of 10% cash and 25% of funds that mimic the exposure of Salient Adaptive Income Fund. Finally, the strategy includes a 10% exposure to Salient Trend Fund.

In 2016, the primary driver of underperformance was the fund’s exposure to Salient Trend Fund, which declined by -21.58% for the year. Some of this negative performance was mitigated by reducing exposure to the fund during the third quarter. Additionally, Salient International Dividend Signal Fund and Salient Adaptive US Equity Fund underperformed their respective benchmarks. However, this underperformance was offset somewhat by the strong performance of Salient Adaptive Growth Fund, which gained 14.29% for the year, outperforming the MSCI World Index by 6.14%. In addition, the exposures designed to mimic Salient Adaptive Income Fund outperformed the Bloomberg Barclays Global Aggregate Index by 4.83%.

December 31, 2016	6

Salient Adaptive Balanced Fund

UNDERLYING SALIENT FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Salient Adaptive Growth Fund—Salient Advisors, L.P.	67	24.00%	(a)
Salient Adaptive US Equity Fund—Forward Management, LLC	5	17.43%
Salient International Dividend Signal Fund—Forward Management, LLC	99	13.32%
Salient Trend Fund—Salient Advisors, L.P.	67	9.57%	(a)
Salient EM Corporate Debt Fund—Forward Management, LLC	29	5.86%
Salient High Yield Fund—Forward Management, LLC	17	5.83%
Salient Select Income Fund—Forward Management, LLC	90	5.58%	(a)
Salient Real Estate Fund—Forward Management, LLC	47	2.13%	(a)
Salient Tactical Muni & Credit Fund—Pacific Investment Management Co. LLC	62	1.26%
Salient EM Dividend Signal Fund—Forward Management, LLC	9	0.53%
Net Other Assets and Liabilities		14.49%
		100.00%

(a) Salient Adaptive Growth Fund, Salient Trend Fund, Salient Select Income Fund, and Salient Real Estate Fund’s December 31, 2016 Annual Report may be obtained at www.salientfunds.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

7	December 31, 2016

Salient Adaptive Balanced Fund(c)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	-1.23%	2.19%	-0.34%	1.39%	12/27/00
Institutional Class	-0.68%	2.73%	0.16%	1.89%	12/27/00
Class A (with sales load)(d)	-6.82%	1.14%	-0.77%	2.61%	09/29/03
Class A (without sales load)(e)	-1.10%	2.35%	-0.19%	3.07%	09/29/03
Class C (with CDSC)(f)	-2.67%	1.69%	-0.83%	3.31%	12/30/02
Class C (without CDSC)(g)	-1.73%	1.69%	-0.83%	3.31%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Effective January 22, 2016, the 60% MSCI World Index/40% Bloomberg Barclays Global Aggregate Index replaced the Growth Allocation Blended Index (20% Bloomberg Barclays Global Aggregate GDP Weighted Bond Index/80% MSCI ACWI GDP Weighted Index) as the Fund’s benchmark index. Salient Management made this recommendation to the Fund’s Board because the new index more closely aligns to the Fund’s investment strategies.

(c) Prior to May 1, 2016, Salient Adaptive Balanced Fund was known as Forward Growth Allocation Fund. Prior to May 1, 2010, Forward Growth Allocation Fund was known as Accessor Growth Allocation Fund.

(d) Includes the effect of the maximum 5.75% sales charge.

(e) Excludes sales charge.

(f) Includes the 1.00% contingent deferred sales charge.

(g) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2016	8

Fund Commentary and Performance (Unaudited)

Salient Adaptive Income Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient Adaptive Income Fund’s Institutional Class shares returned 6.92%, outperforming its benchmark, a blend of 85% Bloomberg Barclays Global Aggregate Index and 15% MSCI ACWI, which returned 3.11%.

Equities provided mixed returns in 2016. The S&P 500 Index saw domestic equities increase by 11.96%, while international developed equities, as represented by the MSCI EAFE Index, gained 1.00% over the year. Emerging markets have experienced a reversal of fortune, as evidenced by the MSCI Emerging Markets Index increasing by 11.60%. Performance among world fixed-income markets was mixed: Bloomberg Barclays US Aggregate Bond Index posted a gain of 2.65%, Bloomberg Barclays US Corporate High Yield Bond Index increased by 17.13% and Credit Suisse Emerging Market Corporate Bond Index finished the year 9.48% higher.

Following a sharp decline in oil prices in 2015, the outlook for U.S. high-yield corporate bonds and emerging market corporate bonds was quite bleak. The implied default rates for each asset class were close to levels that haven’t been reached since 2008 and 2009. However, this level of default required a widespread global recession that was beyond the scope of just the energy sector. At the time, most of the global central banks were quite accommodative, which placed the odds of a recession at a fairly low level. This disconnect between the bond market and the overall economy provided investors a unique opportunity in low-rated bonds. However, the bond market corrected itself fairly quickly, resulting in strong relative performance for U.S. high-yield corporate bonds and emerging market corporate bonds as they outperformed not just global bonds but global equities as well.

Following the U.S. presidential election in November, the market clearly shifted gears toward a future of rising interest rates and higher inflation by selling out of global treasuries in favor of more inflation-sensitive stocks in sectors such as materials and energy. Additionally, investors appeared to favor industries that may benefit from reduced regulation in the future, such as industrials, energy and financials. On a relative basis, this shift also benefited credit sectors, including U.S. high-yield corporate bonds, as the higher income helped cushion the bond’s price depreciation from rising rates.

Salient Adaptive Income Fund’s strategy aims to deliver the highest level of income while maintaining a 6.5% annualized standard deviation. Allocation decisions were the primary source of excess return, adding 3.79% to the strategy. This return came from overweight positions compared to the benchmark in U.S. high-yield corporate bonds, emerging market corporate bonds and emerging market stocks. Some allocation decisions detracted from overall performance, specifically exposure to municipal bonds and preferred stocks.

Manager performance contributed to performance and accounts for the remaining balance of excess return. Salient Select Income Fund and Salient Tactical Muni & Credit Fund were the primary contributors to manager performance while Salient International Dividend Signal Fund, Salient EM Corporate Debt Fund and Salient High Yield Fund were the primary detractors from manager performance for the year.

9	December 31, 2016

Salient Adaptive Income Fund

UNDERLYING SALIENT FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Salient Select Income Fund—Forward Management, LLC	90	24.48%	(a)
Salient High Yield Fund—Forward Management, LLC	17	24.38%
Salient EM Corporate Debt Fund—Forward Management, LLC	29	24.36%
Salient Real Estate Fund—Forward Management, LLC	47	8.83%	(a)
Salient International Dividend Signal Fund—Forward Management, LLC	99	8.04%
Salient Tactical Muni & Credit Fund—Pacific Investment Management Co. LLC	62	5.72%
Salient EM Dividend Signal Fund—Forward Management, LLC	9	2.00%
Net Other Assets and Liabilities		2.19%
		100.00%

(a) Salient Select Income Fund and Salient Real Estate Fund’s December 31, 2016 Annual Report may be obtained at www.salientfunds.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2016	10

Salient Adaptive Income Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	6.39%	3.57%	3.83%	3.82%	12/27/00
Institutional Class	6.92%	4.09%	4.35%	4.33%	12/27/00
Class A (with sales load)(c)	2.76%	3.04%	3.70%	3.52%	09/29/03
Class A (without sales load)(d)	6.73%	3.84%	4.10%	3.82%	09/29/03
Class C (with CDSC)(e)	4.88%	3.06%	3.32%	3.09%	12/30/02
Class C (without CDSC)(f)	5.88%	3.06%	3.32%	3.09%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2016, Salient Adaptive Income Fund was known as Forward Income Builder Fund. Prior to May 1, 2012, Forward Income Builder Fund was known as Forward Income Allocation Fund. Prior to May 1, 2010, Forward Income Allocation Fund was known as Accessor Income Allocation Fund.

(c) Includes the effect of the maximum 3.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11	December 31, 2016

Fund Commentary and Performance (Unaudited)

Salient Adaptive US Equity Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient Adaptive US Equity Fund’s Institutional Class shares returned 9.87%, underperforming its benchmark, the S&P 500 Index, which returned 11.96%.

U.S. equities experienced strong performance in 2016, especially when compared to stock markets of other developed countries. Much of the relative outperformance of U.S. equities can be attributed to gains in the U.S. dollar, which rose in value relative to other developed countries following the U.S. presidential election on the assumption that new fiscal policy would lead to higher interest rates and inflation. The potential impact to fiscal policy also pushed small capitalization stocks higher than large capitalization stocks.

Energy, financials and industrial equities were among the top-performing sectors in the fund’s benchmark, as investors appeared to embrace the idea that the new leadership in the White House would begin a period of deregulation that would most likely benefit companies in these sectors. Healthcare had been one of the worst-performing sectors in 2016 but began to rise as investors considered the benefits of a possible repeal of the Affordable Care Act.

Salient Adaptive US Equity Fund uses a strategy that allocates among sectors exhibiting strong price momentum and value. The strategy also maintains a constant risk target of 15%, as measured by annualized standard deviation, by increasing exposure to the S&P 500 using exchange-traded futures contracts.

The strategy began the year favoring healthcare, industrials, technology and telecom and maintained a small short exposure in the S&P 500. In the second quarter, the strategy shifted to consumer staples, real estate, telecom and utilities and gained an average 20.38% of additional exposure in the S&P 500. These four sectors comprised the bulk of the exposure until the fourth quarter, when the strategy began to shift into financials, industrials, telecom and utilities following the election. The fund maintained an average 29.84% of additional exposure to the S&P 500 during this period. Overall, exposure to S&P 500 futures contributed 2.97% to the total return of the strategy while the remaining 6.90% was attributed to the sector allocations. Additionally, the fund held total return swaps in 2016, but they were closed in early January after the fund underwent a strategy change. The total return swaps contributed negatively to the fund’s performance for the year.

December 31, 2016	12

Salient Adaptive US Equity Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

13	December 31, 2016

Salient Adaptive US Equity Fund(c)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	9.41%	12.71%	5.00%	5.55%	06/24/98
Institutional Class	9.87%	13.13%	5.43%	9.54%	08/24/92
Class Z	9.96%	13.26%	N/A	14.44%	05/05/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Effective January 4, 2016, the S&P 500 Index replaced the Russell 3000 Index as the Fund’s benchmark index. The Advisor made this recommendation to the Fund’s Board because the new index more closely aligns to the Fund’s investment strategies.

(c) Prior to May 1, 2016, Salient Adaptive US Equity Fund was known as Forward Total MarketPlus Fund. Prior to May 1, 2013, Forward Total MarketPlus Fund was known as Forward Extended MarketPlus Fund. Prior to May 1, 2011, Forward Extended MarketPlus Fund was known as Forward SMIDPlus Fund. Prior to September 20, 2010, Forward SMIDPlus Fund was known as Forward Small to Mid Cap Fund. Prior to May 1, 2010, Forward Small to Mid Cap Fund was known as Accessor Small to Mid Cap Fund.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2016	14

Fund Commentary and Performance (Unaudited)

Salient EM Corporate Debt Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient EM Corporate Debt Fund’s Institutional Class shares returned 5.31%, underperforming the fund’s benchmark, Credit Suisse Emerging Market Corporate Bond Index, which returned 9.48%.

Dollar-denominated emerging market corporate debt (EMCD) performed well in 2016. While the results of the U.S. presidential election in November prompted a year-end sell-off in emerging market assets, global political changes and election results proved supportive of bonds in most emerging countries. While the calming of Russian and Ukrainian tensions was notable in Europe, Brexit, the likely exit of the United Kingdom from the European Union, had little to no impact on corporate debt pricing in developing countries. A notable exception to an improving political backdrop was Turkey, as a failed coup d’état and persistent terrorist activity undermined confidence in an already fragile government. Political changes were most powerful in Latin America with the election of a pro-market president in Argentina and the impeachment of a deeply unpopular leader in Brazil. Most emerging currencies generally depreciated versus the U.S. dollar and underpinned strong exports in many countries given improved terms of trade. While many emerging countries such as China, India and Turkey are commodity importers, a sharp recovery in commodity prices proved beneficial overall for developing countries. The improved commodity backdrop helped Russia survive a deep recession and helped Venezuela source much needed hard-dollar currency.

The fund’s return lagged that of its benchmark in 2016. In aggregate, industry sector positioning and security selection detracted from relative performance, while quality and country positioning contributed to relative performance. The primary reason for underperformance was due to security selection in the energy sector.

In 2016, the basic materials and consumer cyclicals sectors were the largest positive contributors to fund performance, mainly due to very strong performance of certain bonds in each sector. First Quantum Minerals, a Canadian mining and metals company and GOL Airlines, a Brazilian-based airline, added significantly to their respective sector’s performance.

Lower-rated bonds in Standard & Poor’s BB-, B- and CCC-rated sectors contributed much better performance than more interest-rate sensitive higher-quality bonds. While the fund’s CCC holdings performed well, they lagged the nearly 40% CCC-rating bucket return of the benchmark.

Argentina, Brazil and China produced the best country returns. Argentina’s positive returns resulted from political change and a settlement with sovereign debt holdout bondholders. Brazil prospered from an expected economic recovery, a change in president and a comeback in commodities prices. China gained economic stability after a sharp sell-off earlier in the year.

While portfolio positioning in the energy sector was similar to that of the benchmark, adverse security selection hurt fund performance. Energy was the only sector with negative returns in 2016. Exposure to low-quality drilling bonds was the primary driver of underperformance. In addition, higher-rated, longer-duration bonds underperformed as Treasury rates rose sharply at the end of the year. Unrated bonds also produced negative performance during the year. Lastly, the fund’s single-asset energy holdings in Mexico and Venezuela both produced negative results in 2016.

The fund used FX forward contracts, credit default swaps and Brazilian interest rate swaps at selective points throughout the year. These derivatives did not have a meaningful impact on fund performance. Additionally, the fund owned warrants for Songa Offshore, an international midwater drilling contractor, in the third quarter. This position was the second-best performer for the quarter, adding 0.31% to performance results.

In October 2016, the Board of Trustees approved the liquidation of Salient EM Corporate Debt Fund in late February 2017. The fund will be closed to new investors as of February 10, 2017.

15	December 31, 2016

Salient EM Corporate Debt Fund

Weightings by Region as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2016	16

Salient EM Corporate Debt Fund(b)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	4.88%	2.28%	3.23%	10/05/07
Institutional Class	5.31%	2.65%	3.58%	10/05/07
Class C (with CDSC)(c)	3.26%	1.68%	2.71%	10/05/07
Class C (without CDSC)(d)	4.23%	1.68%	2.71%	10/05/07
Advisor Class	5.14%	N/A	-1.13%	05/01/14

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2016, Salient EM Corporate Debt Fund was known as Forward EM Corporate Debt Fund. Effective June 9, 2015, the Trust and the Advisor terminated their sub-advisory agreement with SW Asset Management, LLC (“SW”). The fund is now advised solely by Salient Management. As of February 14, 2011, Forward EM Corporate Debt Fund replaced the sub-advisor, Pictet Asset Management SA (“Pictet”), with SW. Performance figures shown for periods before June 9, 2015, represent performance of the fund while being sub-advised by Pictet or SW. Prior to May 1, 2011, Forward EM Corporate Debt Fund was known as Forward International Fixed-Income Fund.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17	December 31, 2016

Fund Commentary and Performance (Unaudited)

Salient EM Dividend Signal Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient EM Dividend Signal Fund’s Institutional Class shares returned 1.64%, underperforming its benchmark, the MSCI Emerging Markets Index, which returned 11.60%.

In 2016, emerging market equities posted their first positive annual return since 2012. Despite ending the year on a positive note, the asset class experienced high levels of volatility throughout the year. Emerging markets stumbled early in the year with heightened investor anxiety induced by earnings weakness, prospective U.S. Federal Reserve interest rate hikes and China’s devaluation of its currency for the second time in five months. However, international investors soon breathed a sigh of relief when the Federal Reserve decided not to raise rates in March and the European Central Bank delivered on its promise of further monetary easing. In the second quarter, foreign equities were down once again, with most of the decline a result of the risk-adverse environment created by Brexit—the United Kingdom’s referendum vote in favor of leaving the European Union. However, another late quarter rally erased most of the loss. The third quarter continued the momentum from the end of the second quarter, as improving business activity indicators lifted investor sentiment globally. The upswing was temporary, however, and emerging market equities experienced a large outflow of assets in the fourth quarter after the U.S. presidential election in November directed investors’ attention toward U.S. equities.

During 2016, the fund underperformed its benchmark. The fund’s strategy of focusing on higher quality (stronger balance sheets) and lower beta (historically lower price volatility) equities hurt the fund’s relative results in 2016. The MSCI Emerging Markets Quality Index, which aims to capture the performance of quality growth stocks by identifying stocks with high-quality scores based on high return on equity, stable year-over-year earnings growth and low financial leverage, dropped -7.82% in the final quarter. The MSCI Emerging Market Index’s lowest beta quartile fell -8.27% while the highest beta quartile returned 5.75%, resulting in a spread of over 1400 basis points. Normally, higher quality stocks with lower beta tend to defend performance better in a negative equity environment, but the U.S. election result boosted investor optimism toward the U.S. economy and more cyclically oriented companies across the globe.

From a sector perspective, healthcare, industrials and consumer staples contributed positively to fund performance in 2016. The fund’s healthcare holdings benefited most due to a strong rebound from Hypermarcas, a Brazilian specialty healthcare company. Industrials added positive performance due to individual stock picks in Thailand, Chile and China. Lastly, consumer staples made a positive relative contribution as a result of the fund’s underweight exposure to the sector.

The fund’s largest detractors to performance throughout the year came from the technology, telecom and energy sectors. Technology was the biggest detractor from performance due to the fund’s underweight position to the sector as well as poor performance from holdings in the Philippines, Malaysia and India. The fund’s exposure to the Philippines telecom sector also produced negative results. Additionally, an underweight position to energy detracted from fund performance during the year.

In order to reduce transaction costs, the fund used index futures. These instruments are used to manage cash holdings by gaining exposure to the types of securities and instruments in which the fund invests. During the year, the fund also owned a very small warrant from Jasmine International, which was granted to investors by the company during capital raising exercises. The fund’s limited use of derivatives had a slight negative impact on performance.

In October 2016, the Board of Trustees approved the liquidation of Salient EM Dividend Signal Fund in late February 2017. The fund will be closed to new investors as of February 10, 2017.

December 31, 2016	18

Salient EM Dividend Signal Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

19	December 31, 2016

Salient EM Dividend Signal Fund

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2016	20

Salient EM Dividend Signal Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	1.23%	-0.41%	-0.34%	9.62%	04/09/03
Institutional Class	1.64%	-0.05%	0.01%	4.79%	10/04/95
Advisor Class(c)	1.58%	-0.11%	N/A	-0.52%	02/01/10

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2016, Salient EM Dividend Signal Fund was known as Forward Emerging Markets Fund. Effective September 1, 2012, the Trust and the Advisor terminated their sub-advisory agreement with Pictet Asset Management Ltd, for investment sub-advisory services provided for Forward Emerging Markets Fund. The fund is now advised solely by Salient Management. Performance figures shown for periods before September 1, 2012, represent performance of Pictet Asset Management Ltd, under the previous investment strategy for the Fund. The Retail Class and Institutional Class of Pictet Global Emerging Markets Fund were reorganized into the Investor Class and Institutional Class, respectively, of Forward Global Emerging Markets Fund on September 16, 2004. Performance figures shown for periods prior to September 16, 2004, represent performance of the Retail Class and Institutional Class of Pictet Global Emerging Markets Fund. Prior to May 1, 2008, Forward Emerging Markets Fund was known as Forward Global Emerging Markets Fund.

(c) Prior to May 1, 2013, Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

21	December 31, 2016

Fund Commentary and Performance (Unaudited)

Salient EM Infrastructure Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient EM Infrastructure Fund’s Class A shares (without sales load) returned 1.11%, underperforming its benchmark, the MSCI Emerging Markets Index, which returned 11.60%.

Following one of the worst January performances in the stock market’s recent history, global equities began to recover in February. As commodity and oil prices stabilized, emerging market (EM) equities were initially among the strongest performers of 2016. However, the global market was caught off guard by Brexit—the United Kingdom’s referendum vote in favor of leaving the European Union—and paused momentarily before turning its attention to the U.S. presidential election. The election of Donald Trump in November resulted in a strong “Trump trade”—meaning investors tended to favor the U.S. dollar, U.S. equities and higher interest rates. Despite better global growth readings prior to the election, EM equities were among the most notable victims of the Trump trade. Over the course of the year, cyclical stocks began to outperform defensive stocks, which resulted in EM infrastructure underperforming the broader emerging markets.

For the full year, EM infrastructure, as measured by the S&P Emerging Markets Infrastructure Index, lagged the movement in broader EM equities, returning 3.81%. On May 1, 2016, the fund officially converted its investment mandate from global infrastructure to EM-focused infrastructure. From that time through year-end, the fund’s Institutional Class shares returned -4.24%, outperforming the S&P Emerging Markets Infrastructure Index, which returned -6.24%, and underperforming the benchmark, which returned 4.61% during the same period.

Holdings in Brazil and in the utilities and energy sectors contributed positively to fund performance throughout the year. A broad-based economic rally in Brazil in response to the anticipation and ultimate impeachment of President Dilma Rousseff drove currency and equity returns higher. However, Brazil’s economy may have reached an inflection point, which could lead to stronger growth prospects in the future. The fund’s utilities holdings also had strong performance in 2016 led by Brazil and Pakistan. These holdings offered very high yields with strong growth prospects. Lastly, the energy sector rallied as a result of the upswing in the price of crude oil throughout the year. While the fund’s energy holdings generally did well in an absolute sense, they tended to be lower beta in nature than the benchmark’s energy holdings, and higher beta stocks outperformed during the year.

From a country perspective, holdings in the Philippines, South Korea and Turkey all detracted from fund performance in 2016. Equity markets in the Philippines underperformed after President Rodrigo Duterte took office in June. Despite the lackluster equity market performance, the Philippines’ economy remains on solid footing and is a bright spot globally. A holding in South Korea’s largest utility provider, Korea Electric Power Corp., also detracted from performance. The company underperformed in the Asian equities category after being hit with rising fuel costs and potential regulatory issues. Lastly, Turkey’s currency declined significantly after the country experienced an attempted coup and multiple terrorist attacks over the course of the year.

The fund’s composition is vastly different relative to its benchmark in terms of geographic and industry exposure. This difference is due to the fund’s strict focus on infrastructure investments within EM. For example, the MSCI Emerging Markets Index’s largest exposures were to financials and information technology (together accounting for nearly 46% of total exposure) while the fund had less than 1% exposure to these sectors. As a result of these key differences, the fund benefited from positive stock selection relative to the benchmark index, but it was negatively impacted by allocation and currency decisions.

The fund’s limited use of derivatives had a modest contribution to fund performance over the course of the year. Most notably, the fund used P-notes for its holdings in Pakistan and India.

December 31, 2016	22

Salient EM Infrastructure Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

23	December 31, 2016

Salient EM Infrastructure Fund(e)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	1.20%	3.75%	0.23%	05/02/11
Institutional Class(f)	1.53%	4.14%	0.28%	06/29/07
Class A (with sales load)(b)	-4.69%	2.49%	-0.69%	06/29/07
Class A (without sales load)(a)	1.11%	3.71%	-0.07%	06/29/07
Class B (with CDSC)(g)	-4.35%	2.75%	-0.73%	06/29/07
Class B (without CDSC)(h)	0.58%	3.11%	-0.73%	06/29/07
Class C (with CDSC)(i)	-0.41%	3.11%	-0.73%	06/29/07
Class C (without CDSC)(j)	0.57%	3.11%	-0.73%	06/29/07
Advisor Class(k)	1.46%	4.06%	3.77%	02/01/10

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Effective May 1, 2016, the MSCI Emerging Markets Index replaced the S&P Global Infrastructure Index as the Fund’s benchmark index. Salient Management made this recommendation to the Fund’s Board because the new index more closely aligns to the Fund’s investment strategies.

(e) Prior to May 1, 2016, Salient EM Infrastructure Fund was known as Forward Global Infrastructure Fund. Prior to June 12, 2009, Forward Global Infrastructure Fund was known as Kensington Global Infrastructure Fund.

(f) Prior to June 13, 2009, Institutional Class was known as Class Y.

(g) Includes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(h) Excludes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(i) Includes the 1.00% contingent deferred sales charge.

(j) Excludes the 1.00% contingent deferred sales charge.

(k) Prior to May 1, 2013, Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2016	24

Fund Commentary and Performance (Unaudited)

Salient High Yield Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient High Yield Fund’s Institutional Class shares returned 13.01%. Its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Index, returned 17.49%.

The U.S. economy grew in 2016, and demand for goods and services was robust. After a slow start, most high-yield bond issuers continued to take advantage of the low-interest-rate environment and undertook new issues in the high-yield market. Proceeds from new issues were primarily used for refinancing activity, share repurchases and acquisitions.

The high-yield-bond market started with a notably weak tone in 2016, with the benchmark recording negative returns through mid-February. However, a rebound in commodity prices beginning in February drove positive performance in the high-yield market through the rest of the year. The market was led higher by lower-quality securities and by those issuers with direct exposure to oil and gas, coal and industrial metals.

The positive turn in the market was reinforced by the U.S. Federal Reserve’s dovishness in April and by a developing soft-landing scenario in China over the summer that replaced hard-landing concerns. Default activity was elevated in 2016, led once again by defaults in the energy and metals and mining sectors; these commodity sectors accounted for over two-thirds of the year’s total default volume.

At year-end, the fund’s return lagged that of the benchmark. The effects of cash and portfolio hedging were the primary drivers of fund underperformance relative to the benchmark.

From a portfolio positioning perspective, overweight allocations to the basic industry and energy sectors benefited performance relative the benchmark. However, a sector overweight to consumer goods and sector underweight to chemicals detracted from fund performance. Security selection in the energy, basic industry, and metal and mining sectors contributed positively to fund performance while security selection within the chemicals and transportation sectors hurt fund performance.

In October 2016, the Board of Trustees approved the liquidation of Salient High Yield Fund in late February 2017. The fund will be closed to new investors as of February 10, 2017.

For much of the year, the fund maintained a 15% index hedge via credit default swaps to reduce the risk of holding higher-beta securities. This hedging activity detracted from overall fund performance. After the fund was placed into liquidation at the end of October, derivatives were used to offset the effects of elevated cash levels by replicating high-yield index exposure. This hedging activity added to overall fund performance but only partially offset hedging losses from prior to October 31, 2016. Additionally, the fund received warrants during the year as a consideration for restructuring some bond holdings. These warrants were additive to fund performance.

25	December 31, 2016

Salient High Yield Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2016	26

Salient High Yield Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	12.51%	5.69%	5.53%	6.13%	05/01/00
Institutional Class	13.01%	6.15%	5.98%	6.55%	05/01/00
Class C (with CDSC)(c)	11.01%	5.18%	5.00%	6.49%	12/30/02
Class C (without CDSC)(d)	12.01%	5.18%	5.00%	6.49%	12/30/02
Class Z	13.16%	6.24%	N/A	9.18%	05/05/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2016, Salient High Yield Fund was known as Forward High Yield Bond Fund. Effective January 4, 2016, the Trust and the Advisor terminated the sub-advisory agreement with First Western Capital Management Company (“First Western”). The fund is now advised solely by Salient Management. Performance figures shown for periods before January 4, 2016, represent performance of the fund while being sub-advised by First Western. Prior to May 1, 2010, Forward High Yield Bond Fund was known as Accessor High Yield Bond Fund.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

27	December 31, 2016

Fund Commentary and Performance (Unaudited)

Salient International Dividend Signal Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient International Dividend Signal Fund’s Investor Class shares returned -0.79%, underperforming its benchmark, the MSCI ACWI ex-USA, which returned 5.01%.

International equities ended 2016 in positive territory after two consecutive years of negative performance. Positive performance can be attributed to strong returns in the third quarter, as the other three quarters produced negative results. International equities stumbled early in the year with heightened investor anxiety induced by earnings weakness, prospective U.S. Federal Reserve interest rate hikes and China’s devaluation of its currency for the second time in five months. The MSCI ACWI ex-USA, which tracks equity performance in the global developed and emerging markets, was down -11.94% through February 11. However, international investors soon breathed a sigh of relief when the Federal Reserve decided not to raise rates in March and the European Central Bank delivered on its promise of further monetary easing. International equities still finished the first quarter in negative territory (-0.26%), but the asset class made a significant comeback. In the second quarter, foreign equities were down once again, with the MSCI ACWI ex-USA returning -5.63% as of June 27. Most of the second quarter decline was due to the risk-adverse environment created by Brexit—the United Kingdom’s referendum vote in favor of leaving the European Union. However, another late quarter rally erased most of the loss, with the index finishing the quarter down just -0.40%. The third quarter continued the momentum from the end of the second quarter, with international equities posting a positive return of 7.00%, as improving business activity indicators lifted investor sentiment globally. The upswing was temporary, however, and most non-U.S. equities lost ground in the fourth quarter after the U.S. presidential election in November directed investors’ attention toward U.S. equities. The MSCI ACWI ex-USA fell -1.20% in the final quarter, moving the year-end result to 5.01%.

Despite the positive performance of international equities in 2016, the fund underperformed its benchmark for the year. A relatively higher emerging market weight versus the index (34% vs. 25%) caused a significant performance drag in the fund’s fourth quarter performance. In the last quarter, foreign developed market stocks generally outperformed emerging market stocks, contributing to the fund’s underperformance. However, the more significant factor affecting performance was the fund’s strategy of focusing on higher quality (stronger balance sheets) and lower beta (historically lower price volatility) equities. This focus hurt the fund’s relative results in the fourth quarter and year.

Historically, higher-quality stocks with lower beta tend to defend performance better in a negative equity environment, but the U.S. election result boosted investor optimism toward the U.S. economy and more cyclically oriented companies across the globe. As a result, pro-cyclical sectors rallied toward the end of the year. Energy, financials and materials produced positive returns for the fund in 2016. However, the fund’s more defensive sectors suffered, with consumer staples, healthcare and utilities all detracting from the fund’s performance for the year.

In order to reduce transaction costs, the fund used index futures. These instruments are used to manage cash holdings by gaining exposure to the types of securities and instruments in which the fund invests. During the year, the fund also owned a very small warrant from Jasmine International, which was granted to investors by the company during capital raising exercises. The fund’s limited use of derivatives had minimal impact on fund performance.

Generally, 2016 showed that investors rewarded investment in companies with higher debt loads, higher tax rates and higher historical price volatility across the sector spectrum. The uptick in areas like metals and construction can almost be described as euphoric, but the investment team expects this growth to be short-lived. The world is awash in debt, with the nonfinancial debt total of $163 trillion more than two times global gross domestic product. Deleveraging will need to take place, which may help boost companies that have growth profiles less sensitive to the economic environment. The fund’s portfolio will continue to be structured with companies that experience less cyclical growth, generate propitious free cash flow and pay an attractive, growing dividend with reasonable valuation.

December 31, 2016	28

Salient International Dividend Signal Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

29	December 31, 2016

Salient International Dividend Signal Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2016	30

Salient International Dividend Signal Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	-0.79%	3.85%	-1.06%	3.41%	10/01/98
Institutional Class	-0.40%	4.22%	N/A	-1.74%	05/01/07
Class A (with sales load)(c)	-6.55%	N/A	N/A	-4.53%	05/01/13
Class A (without sales load)(d)	-0.90%	N/A	N/A	-2.97%	05/01/13
Class C (with CDSC)(e)	-2.34%	N/A	N/A	2.04%	07/31/12
Class C (without CDSC)(f)	-1.39%	N/A	N/A	2.04%	07/31/12
Advisor Class(g)	-0.47%	4.18%	N/A	0.39%	05/02/11

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2016, Salient International Dividend Signal Fund was known as Forward International Dividend Fund. Prior to May 1, 2010, Forward International Dividend Fund was known as Forward International Equity Fund. As of December 1, 2008, the Fund is directly managed by Salient Management, the advisor to the Salient Funds. Performance figures and other portfolio data shown for periods prior to December 1, 2008, do not reflect the Advisor’s performance or strategy. From September 1, 2005, through November 30, 2008, Pictet Asset Management Limited was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to September 1, 2005, Forward International Equity Fund was known as Forward Hansberger International Growth Fund. From March 6, 2000, through August 31, 2005, Hansberger Global Investors, Inc. was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to March 6, 2000, the Fund was managed by a different sub-advisor.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

(g) Prior to May 1, 2013, Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

31	December 31, 2016

Fund Commentary and Performance (Unaudited)

Salient International Small Cap Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient International Small Cap Fund’s Institutional Class shares returned -2.38%, underperforming its benchmark, the MSCI EAFE Small Cap Index, which returned 2.55%.

2016 will be remembered as a volatile year in which many market commentators and forecasters failed to predict the outcome of two key political events: the U.K.‘s referendum vote to leave the European Union (Brexit) and the election of Donald Trump as the next U.S. president. Both of these events had significant impacts on markets and currencies, with the sterling and the U.K. market hit hard in the immediate aftermath of the Brexit result. Although the U.K. market subsequently recovered and reached new highs, the sterling remains well below its pre-referendum levels. The U.S. election result also led to a strengthening of the U.S. dollar and significant sector rotation as the market focused on the potential beneficiaries of Trump policies, such as financials and cyclicals.

Within the year, there was significant volatility in the price of oil as well as base and precious metals, resulting in energy and materials ultimately being two of the best-performing sectors after a weak 2015. This volatility created a difficult backdrop with strong sector rotation leading to some of 2015’s strong performers flailing in 2016 while previous laggards bounced back. Australia was a notable underperformer against strong performance from resource sectors. The U.K. was also an underperforming market, first with a markdown of the sterling’s value but second as the market rotated heavily away from domestic companies and toward overseas earners.

The fund’s holdings in the industrials and energy sectors as well as its holdings in Switzerland contributed positively to fund performance in 2016. The industrials sector performed well during the year and the fund benefited from both an overweight position and positive stock selection. Several of the fund’s capital goods companies performed well, including Melrose Industries Plc, an industrial turnaround specialist, Valmet Oyj, an equipment supplier to the pulp and paper industry, and Porr AG, an Austrian construction company.

Energy proved to be a strong sector in 2016 as the price of oil rose. Although the fund was underweight energy, it benefited from a holding in the Norwegian company Aker BP ASA, which performed well. The company took part in a merger that created a stronger business and subsequently benefited from both the rising oil price and higher production levels as operations in new fields began.

Switzerland had a strong year of outperformance and the fund benefited from the takeover of Kuoni, a travel services business, and also from the strong performance of VAT Group AG, a manufacturer of vacuum valves.

Financials was an underperforming sector in 2016, and while the fund was underweight this sector compared to the benchmark, negative stock selection far outweighed the positive allocation benefit. The main detractors were OFX Group Ltd., an Australian-listed online international payment provider, and IG Group Holdings Plc, the U.K.’s largest spread betting provider. OFX had a tough year as costs increased while the company moved the business to a single brand. IG was impacted by the U.K. regulators’ proposal to introduce leverage limits for the end customers of IG products, which, if introduced as law, will reduce IG’s revenue in the future.

The healthcare sector modestly underperformed during the year. The fund was underweight the sector, but negative stock selection outweighed any allocation benefit. The key detractors were Estia Health Ltd., an Australian retirement home provider, and EMIS Group Plc, a U.K.-listed supplier of IT solutions to the U.K.’s National Health Service. Estia underperformed due to missing guidance and subsequent management change while EMIS fell as its organic growth rate reduced due to a slowdown in large contract awards.

Although materials was the best-performing sector in the benchmark, the fund suffered from both an underweight position and also from stock selection within the sector. Ibstock Plc, a brick manufacturer, Ence, a producer of eucalyptus pulp and renewable biomass energy, and Smurfit Kappa Group Plc, a corrugated packaging company, were poor performers while the fund was not exposed to some of the best-performing names in the sector, such as steel producers Outokumpu and BlueScope Steel.

December 31, 2016	32

Salient International Small Cap Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

33	December 31, 2016

Salient International Small Cap Fund

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2016	34

Salient International Small Cap Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	-2.74%	9.21%	0.76%	8.14%	03/05/02
Institutional Class	-2.38%	9.57%	1.11%	7.72%	02/07/96
Advisor Class(c)	-2.43%	9.55%	N/A	6.64%	02/01/10

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2016, Salient International Small Cap Fund was known as Forward International Small Companies Fund. The Retail Class and Institutional Class of Pictet International Small Companies Fund were reorganized into the Investor Class and Institutional Class, respectively, of Forward International Small Companies Fund on December 23, 2003. Performance figures for periods prior to December 23, 2003, represent performance of the respective class of shares of Pictet International Small Companies Fund.

(c) Prior to May 1, 2013, Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

35	December 31, 2016

Fund Commentary and Performance (Unaudited)

Salient Tactical Growth Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient Tactical Growth Fund’s Institutional Class shares returned 3.61%, underperforming its primary benchmark, the S&P 500 Index, which returned 11.96%.

2016 began with one of the worst January stock market declines in recent stock market history. In response, Salient Tactical Growth Fund reduced equity exposure and made selected short sales, resulting in the fund modestly outperforming the benchmark in January. The market decline came to an abrupt stop in February when the U.S. Federal Reserve made assurances there would be no imminent tightening of monetary policy. A powerful stock market advance followed the announcement, which detracted from the strategy’s performance versus the broader market in the first and second quarters. However, following the November 2016 U.S. presidential election and subsequent market advance, the fund was able to promptly identify small capitalization stocks as beneficiaries of new economic incentives. Positioning the portfolio into the small capitalization stocks sector contributed to the fund’s outperformance in late 2016. Therefore, the market environment at year-end was very favorable for the fund.

The fund used derivative instruments minimally during 2016. In February, the fund employed futures to help offset risk. The use of futures contributed positively to the fund’s return for the year.

2016 was a positive year for the general stock market. The fund participated in a portion of the rise, which is normal, but the fund’s strategy aims to make up lost ground during the bull phases by outperforming the market during intermediate-term corrections and larger stock market declines.

As the investment team looks ahead, it will be observing several market indicators to identify potential periods of market vulnerability. Among the major factors the investment team will be watching in the near term are the following:

Valuation—By any measure, current stock market valuations are historically high.

Monetary policy and credit spreads—Interest rates are gradually rising and the fund’s models that measure rate of change have turned negative. However, credit spreads have not yet widened and the yield curve is still steep, both of which are positive factors for the strategy. Together, these factors suggest a market correction may be on the horizon, but a more meaningful stock market decline is not likely at this point in time.

Investor sentiment—The post-election stock market advance had a meaningful impact on investor sentiment. Optimism levels rose following the election, which is negative from a contrary viewpoint. In addition, the team’s measures of corporate insider selling indicate the highest levels of insider liquidation in several years. The combination of the public’s optimism and insider selling also suggests a corrective phase may be looming for the general market.

Stock market breadth—During 2016, stock market breadth was generally positive. Toward the end of the year, however, the team noticed a divergence. On the most recent advance to new highs for the major stock market averages, the number of stocks moving above their 10- and 30-week moving averages did not reach their previous highs. This divergence suggests the market may take a more cautious posture in early 2017.

December 31, 2016	36

Salient Tactical Growth Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

37	December 31, 2016

Salient Tactical Growth Fund(b)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	3.21%	4.53%	3.00%	09/14/09
Institutional Class	3.61%	4.90%	3.36%	09/14/09
Class A (with sales load)(c)	-2.87%	3.15%	1.46%	03/12/10
Class A (without sales load)(d)	3.04%	4.38%	2.34%	03/12/10
Class C (with CDSC)(e)	1.55%	3.90%	2.38%	09/14/09
Class C (without CDSC)(f)	2.55%	3.90%	2.38%	09/14/09
Advisor Class(g)	3.49%	4.85%	3.18%	02/01/10

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2016, Salient Tactical Growth Fund was known as Forward Tactical Growth Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

(g) Prior to May 1, 2013, Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2016	38

Fund Commentary and Performance (Unaudited)

Salient Tactical Muni & Credit Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient Tactical Muni & Credit Fund’s Institutional Class shares returned 1.45%, outperforming its primary benchmark, the Bloomberg Barclays US Municipal Bond Index, and underperforming its secondary benchmark, the Bloomberg Barclays US Corporate High Yield Bond Index, which returned 0.25% and 17.13%, respectively.

Financial markets were volatile in 2016. While fears of a global recession gripped markets early in January, investor sentiment improved sharply after several central banks maintained an accommodative monetary policy and the price of oil began an upswing. A quicker-than-expected depreciation of the yuan at the start of the year reintroduced concerns over the trajectory of Chinese policy and global growth. Compounding the yuan scare, oil markets began 2016 by plunging to levels not seen since 2003, due in part to supply dynamics. Brent crude oil’s price trajectory over the first quarter was dramatic; it fell 20% through the first half but quickly recovered to end the quarter up 6%. The Bank of Japan’s surprise move into negative interest rates raised concerns over policy efficacy, contributing to market volatility. However, subsequent clarity from the People’s Bank of China about currency policy alongside dovish comments and actions from other central banks, including the U.S. Federal Reserve (Fed) and European Central Bank (ECB), helped stabilize markets. In the eurozone, anemic inflation and tighter global financial conditions spurred the ECB’s decision to provide additional easing measures, with a focus on expanding credit. Despite the elevated market volatility, U.S. economic data depicted a relatively resilient economy amidst continued signs of labor market strength and higher core inflation. However, tighter global financial conditions contributed to a more dovish Fed at the beginning of the year, which kept rates on hold and lowered interest rate hike expectations for 2016.

The unexpected outcome of Brexit—the United Kingdom’s referendum vote in favor of leaving the European Union—dominated headlines and market movements in June. Volatility rose in the month as sovereign yields rallied significantly and risk assets generally underperformed. The initial market reaction was largely “risk-off” as various assets were repriced, with U.S. Treasurys, the Japanese yen and gold making a safe-haven rally. However, most assets outside those linked to the U.K. did not experience outsized moves when compared to levels seen earlier in the year.

In November, Donald Trump took the world by surprise when he secured the U.S. presidency, defying polls, pundits and much of the political press. Almost equally surprising was the breaking of the political stalemate as Republicans kept control of both houses of Congress. Overnight, U.S. equity futures responded to the political bombshell with a sharp 5% drop. However, expectations for an expansionary fiscal shift toward pro-growth policies spurred a significant rebound in most risk assets the following day; developed market equities rallied, yields spiked, inflation expectations rose and the dollar strengthened.

In December, for just the second time in a decade, the Federal Reserve had enough faith in the U.S. economy to raise its benchmark rate by 25 basis points. The front end of the U.S. yield curve sold off on the news, especially as Fed officials also affirmed a tightening labor market and improving growth prospects. Indeed, recent signs of economic activity pointed toward an upbeat U.S. growth outlook. Third-quarter gross domestic product was revised up to 3.5%, the fastest quarter-over-quarter growth in two years. In addition, the unemployment rate fell to 4.7% and confidence indicators climbed for consumers and businesses alike. News was also generally positive in the eurozone, where unemployment dipped below 10% for the first time in seven years, and the ECB prepared to taper its bond purchase program. The central bank announced that it would extend quantitative easing until December 2017, but it would reduce its monthly purchases from €80 billion to €60 billion, causing Germany’s yield curve to steepen.

Salient Tactical Muni & Credit Fund outperformed its primary benchmark in 2016. The fund’s outperformance was largely driven by an overweight allocation to revenue-backed bonds as they outperformed the general municipal bond market. An underweight allocation to general obligation bonds added to performance as this sector underperformed the general municipal market. Among revenue-backed bonds, an overweight allocation to transportation and industrial revenue bonds were key drivers of positive performance. Additionally, exposure to the tobacco sector added to returns in 2016. However, an underweight allocation to hospital and housing bonds detracted from fund performance as these sectors outperformed the general municipal market.

During the year, government futures were used to tactically manage the fund’s duration positioning by shorting the longer end of U.S yield curves. The use of futures detracted from the fund’s performance for the year; however, as U.S. interest rates rose at the end of the year, government futures contributed approximately 15 basis points to performance. The fund also purchased a pay-fixed swap in September 2016. By owning this floating-rate risk, the fund gained approximately 15 basis points of performance.

39	December 31, 2016

Salient Tactical Muni & Credit Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2016	40

Salient Tactical Muni & Credit Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	1.08%	2.32%	N/A	4.88%	05/01/08
Institutional Class	1.45%	2.71%	N/A	5.27%	05/01/08
Class A (with sales load)(c)(d)	-4.79%	0.97%	1.07%	0.71%	12/29/06
Class A (without sales load)(d)(e)	0.98%	2.17%	1.67%	1.65%	12/29/06
Class C (with CDSC)(f)	-0.44%	1.73%	N/A	4.33%	06/03/09
Class C (without CDSC)(g)	0.55%	1.73%	N/A	4.33%	06/03/09
Advisor Class(h)	1.48%	2.67%	N/A	3.22%	02/01/10

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to June 1, 2016, Salient Tactical Muni & Credit Fund was known as Salient Tactical Muni Strategy Fund. Prior to May 1, 2016, Salient Tactical Muni Strategy Fund was known as Forward Credit Analysis Long/Short Fund. Effective November 1, 2013, Cedar Ridge Partners, LLC (“Cedar Ridge”) resigned as sub-advisor of Forward Credit Analysis Long/Short Fund and terminated its sub-advisory agreement with the Advisor. From November 1, 2013, to November 12, 2013, Forward Management, LLC was the sole advisor of the fund. Effective November 13, 2013, the fund is sub-advised solely by Pacific Investment Management Company LLC (“PIMCO”). Performance figures shown for periods before November 1, 2013, represent performance of Cedar Ridge under the previous investment strategy for the fund. Prior to May 1, 2011, Forward Credit Analysis Long/Short Fund was known as Forward Long/Short Credit Analysis Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Class A shares of the fund originally commenced operations on December 29, 2006, were liquidated on November 21, 2008, and were launched again on September 1, 2010. The performance shown for any period beginning on or after November 24, 2008, and lasting through August 31, 2010, is that of the fund’s Investor Class shares adjusted to reflect the specific operating expenses applicable to Class A shares. The performance shown for any period beginning on or after September 1, 2010, is that of the fund’s Class A shares.

(e) Excludes sales charge.

(f) Includes the 1.00% contingent deferred sales charge.

(g) Excludes the 1.00% contingent deferred sales charge.

(h) Prior to May 1, 2013, Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

41	December 31, 2016

Fund Commentary and Performance (Unaudited)

Salient US Dividend Signal Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient US Dividend Signal Fund’s Institutional Class shares returned 17.89%, outperforming its benchmark, the Russell 3000 Index, which returned 12.74%.

Globally, central banks continued to remain very accommodative throughout 2016. The U.S. Federal Reserve (Fed) led the accommodative stance by not raising interest rates until mid-December, 52 weeks after the Fed raised rates for the first time in December 2015. It was only the second rate increase since the 2008 financial crisis. In February 2016, Fed members signaled that they would likely not raise rates at their previously estimated four increases in 2016. This accommodative position allowed lower-quality companies with more leverage to enjoy a significant rally. For example, PowerShares S&P 500 High Beta ETF (SPHB), comprised of high beta S&P 500 Index stocks, had a total return of 26.12% for 2016 versus S&P 500 Index and Russell 3000 Index returns of 11.96% and 12.74%, respectively. In November, markets were significantly impacted by the U.S. presidential election on November 8 and an agreement at the end of the month from the Organization for the Petroleum Exporting Countries to cut oil production for six months. From the date of the election to year-end, the S&P 500 and the Russell 3000 rallied by 4.98% and 5.82%, respectively.

Salient US Dividend Signal Fund’s outperformance of its benchmark occurred despite the previously mentioned high-beta, low-quality equity rally that took place throughout 2016. At year-end, the fund had lower price-earnings and debt-to-EBITDA ratios than those of the benchmark. In addition, the fund’s free cash yield and return on equity exceeded those of the benchmark.

The industrials, information technology and healthcare sectors all contributed positively to fund performance throughout the year. The industrials sector rallied by 32% from its low in late January 2016, largely due to the Fed’s decision not to raise interest rates as previously forecast. The information technology sector rallied 31% from its low in early February. Again, the Fed’s accommodative policy contributed to the large increase. Although healthcare was the weakest sector for the benchmark in 2016 and the only sector to have a negative return (-0.55%), the fund’s healthcare holdings had a positive total return of 1.17%.

The fund’s investments in the energy and consumer staples sectors detracted from fund performance. Throughout the year, the fund had an average overweight allocation of 0.77% to energy. Phillips 66, the fund’s weakest-performing stock of the year, was responsible for most of the underperformance in the sector. Casey’s General Stores, Inc. was a weak performer in the consumer staples sector, largely due to its own prior success. The company’s same-store sales figures in 2016 were put up against its very strong numbers from 2015. Despite the underperformance, the outlook for the company remains positive.

At the end of 2016, the fund held no positions in the utilities sector, which had a small positive effect on fourth quarter returns but a slight negative impact on the fund’s performance for the year. The portfolio is typically well diversified across all sectors but utilities are heavily regulated and may not offer a true competitive advantage. In fact, the utilities sector was very expensive at year-end, with a price-earnings ratio of 18.2x versus the sector’s 10-year average of 15.3x.

December 31, 2016	42

Salient US Dividend Signal Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

43	December 31, 2016

Salient US Dividend Signal Fund(b)

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Investor Class	17.44%	5.73%	12/31/14
Institutional Class	17.89%	9.36%	07/31/13
Class A (with sales load)(c)	10.55%	6.96%	07/31/13
Class A (without sales load)(d)	17.31%	8.83%	07/31/13

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2016, Salient US Dividend Signal Fund was known as Forward Dynamic Income Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2016	44

Investment Glossary

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Salient Adaptive Balanced Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Salient Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds that focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying fund risk disclosures.

Salient Adaptive Income Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Salient Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

45	December 31, 2016

Investment Glossary

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds that focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying fund risk disclosures.

Salient Adaptive US Equity Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Salient EM Corporate Debt Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

December 31, 2016	46

Investment Glossary

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Salient EM Dividend Signal Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Salient EM Infrastructure Fund

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

47	December 31, 2016

Investment Glossary

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Salient High Yield Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Salient International Dividend Signal Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Salient International Small Cap Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including, exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

December 31, 2016	48

Investment Glossary

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Salient Tactical Growth Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds that focus on alternative strategies are not suitable for all investors.

Salient Tactical Muni & Credit Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds that focus on alternative strategies are not suitable for all investors.

49	December 31, 2016

Investment Glossary

Salient US Dividend Signal Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Fund Benchmark Definitions

Bloomberg Barclays Global Aggregate GDP Weighted Bond Index: Bloomberg Barclays Global Aggregate GDP Weighted Bond Index represents a gross domestic product weighted index of global government, government-related, corporate and securitized fixed-income investments.

Bloomberg Barclays Global Aggregate Index: Bloomberg Barclays Global Aggregate Index provides a broad-base measure of the global investment grade fixed-rate debt markets.

Bloomberg Barclays US Corporate High Yield Bond Index: Bloomberg Barclays US Corporate High Yield Bond Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Bloomberg Barclays US Municipal Bond Index: Bloomberg Barclays US Municipal Bond Index covers the USD-denominated, long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

BofA Merrill Lynch U.S. High Yield Master II Index: BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market.

Credit Suisse Emerging Market Corporate Bond Index: Credit Suisse Emerging Market Corporate Bond Index consists of U.S. dollar-denominated fixed-income issues from Latin America, Eastern Europe and Asia.

Growth Allocation Blended Index: Growth Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 60% MSCI World Index and 40% Bloomberg Barclays Global Aggregate Index.

MSCI ACWI (All Country World Index): MSCI ACWI is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI ACWI (All Country World Index) ex-USA: MSCI ACWI ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI ACWI GDP Weighted Index: MSCI ACWI GDP Weighted Index is a free float-adjusted market capitalization index that is designed to measure gross domestic product performance in global developed and emerging markets, including the United States.

MSCI EAFE Small Cap Index: MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets Index: MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

December 31, 2016	50

Investment Glossary

MSCI World Index: MSCI World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed markets.

Russell 3000 Index: Russell 3000 Index is a market capitalization-weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. The index is composed of the 3,000 largest U.S. companies and represents approximately 98% of the investable U.S. equity market.

S&P 500 Index: S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

S&P Global Infrastructure Index: S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy.

One cannot invest directly in an index.

Definition of Terms

Basis point (bps) is a unit of measure that is equal to 1/100th of 1% and used to denote a change in the value or rate of a financial instrument.

B is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. B ratings are more vulnerable to nonpayment than obligations rated BB.

BB is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. A BB rating is assigned to less creditworthy carriers and investors and policyholders of these bonds and securities face a higher risk of default.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Bloomberg Barclays US Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

CCC is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. CCC is given when an issuer is vulnerable to nonpayment and dependent upon favorable business conditions to meet its long-term debt obligation.

Credit default swap is a type of contract that offers a guarantee against the nonpayment of a loan by transferring the credit exposure of fixed-income products from the holder of the security to the seller of the swap.

Credit spread is the spread between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.

Debt-to-EBITDA ratio is a measure of a company’s ability to pay off its incurred debt.

Derivative is a security whose price is dependent upon or derived from one or more underlying assets.

ETF futures are contracts that represent an agreement to buy (or sell) underlying ETF shares at an agreed-upon price on or before a specified date in the future.

Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Free cash flow yield is an overall return evaluation ratio of a stock that measures the free cash flow per share a company is expected to earn against its market price per share.

51	December 31, 2016

Investment Glossary

Future is a financial contract that obligates the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or financial instrument, at a predetermined future date and price.

FX forward is a financial contract to purchase or sell a set amount of a foreign currency for a specified price at a predetermined time in the future.

Index future is a futures contract on a stock or financial index.

Interest rate swap is an agreement between two counterparties in which one stream of future interest payments is exchanged for another based on a specified principal amount.

Market breadth is a ratio that compares the total number of rising stocks to the total number of falling stocks.

Momentum is the rate of acceleration of a security’s price or volume.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada.

MSCI Emerging Markets Quality Index aims to capture the performance of quality growth stocks by identifying stocks with high quality scores based on three main fundamental variables: high return on equity (ROE), stable year-over-year earnings growth and low financial leverage.

P-note is a nonregistered financial instrument that foreign investors use to invest in the securities of certain countries.

Pay-fixed swap is an agreement between two counterparties in which multiple payments of a fixed rate are exchanged for multiple payments of a variable rate in the future.

Price-earnings (P/E) ratio is a measure of the price paid for a share of stock relative to the annual income or profit earned by the company per share. A higher P/E ratio means that investors are paying more for each unit of income.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Return on equity (ROE) is a measure of a corporation’s profitability that reveals how much profit a company generates with the money shareholders have invested.

Revenue-backed bonds are municipal bonds that finance income-producing projects and are secured by a specified revenue source.

S&P Emerging Markets Infrastructure Index tracks 30 of the largest publicly listed emerging market companies that are active in the infrastructure industry while maintaining liquidity and tradability. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy.

Shorts are borrowed securities, commodities or currencies that are sold on the open market with the expectation that the asset will fall in value.

Standard deviation measures the degree to which a fund’s return varies from its previous returns or from the average of all similar funds.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Warrant is a type of derivative that gives the holder the right to purchase securities (usually equity) from the issuer at a specific price within a certain time frame.

Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

December 31, 2016	52

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2016

As a shareholder of the Salient Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Salient Adaptive Balanced Fund	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/16-12/31/16
Investor Class
Actual	$1,000.00	$966.80	0.82%	$4.05

Hypothetical	$1,000.00	$1,021.01	0.82%	$4.17
Institutional Class
Actual	$1,000.00	$970.10	0.32%	$1.58

Hypothetical	$1,000.00	$1,023.53	0.32%	$1.63
Class A
Actual	$1,000.00	$967.50	0.67%	$3.31

Hypothetical	$1,000.00	$1,021.77	0.67%	$3.40
Class C
Actual	$1,000.00	$964.60	1.32%	$6.52

Hypothetical	$1,000.00	$1,018.50	1.32%	$6.70
Salient Adaptive Income Fund
Investor Class
Actual	$1,000.00	$1,026.40	0.83%	$4.23

Hypothetical	$1,000.00	$1,020.96	0.83%	$4.22
Institutional Class
Actual	$1,000.00	$1,029.10	0.33%	$1.68

Hypothetical	$1,000.00	$1,023.48	0.33%	$1.68

53	December 31, 2016

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2016

Salient Adaptive Income Fund (continued)	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/16-12/31/16
Class A
Actual	$1,000.00	$1,028.50	0.58%	$2.96

Hypothetical	$1,000.00	$1,022.22	0.58%	$2.95
Class C
Actual	$1,000.00	$1,024.40	1.33%	$6.77

Hypothetical	$1,000.00	$1,018.45	1.33%	$6.75
Salient Adaptive US Equity Fund
Investor Class
Actual	$1,000.00	$1,002.40	1.25%	$6.29

Hypothetical	$1,000.00	$1,018.85	1.25%	$6.34
Institutional Class
Actual	$1,000.00	$1,004.60	0.85%	$4.28

Hypothetical	$1,000.00	$1,020.86	0.85%	$4.32
Class Z
Actual	$1,000.00	$1,004.90	0.75%	$3.78

Hypothetical	$1,000.00	$1,021.37	0.75%	$3.81
Salient EM Corporate Debt Fund
Investor Class
Actual	$1,000.00	$1,013.50	2.00%	$10.12

Hypothetical	$1,000.00	$1,015.08	2.00%	$10.13
Institutional Class
Actual	$1,000.00	$1,014.60	1.64%	$8.30

Hypothetical	$1,000.00	$1,016.89	1.64%	$8.31
Class C
Actual	$1,000.00	$1,010.60	2.61%	$13.19

Hypothetical	$1,000.00	$1,012.02	2.61%	$13.20
Advisor Class
Actual	$1,000.00	$1,014.50	1.68%	$8.51

Hypothetical	$1,000.00	$1,016.69	1.68%	$8.52
Salient EM Dividend Signal Fund
Investor Class
Actual	$1,000.00	$991.00	1.74%	$8.71

Hypothetical	$1,000.00	$1,016.39	1.74%	$8.82
Institutional Class
Actual	$1,000.00	$992.90	1.39%	$6.96

Hypothetical	$1,000.00	$1,018.15	1.39%	$7.05

December 31, 2016	54

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2016

Salient EM Dividend Signal Fund (continued)	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/16-12/31/16
Advisor Class
Actual	$1,000.00	$991.60	1.44%	$7.21

Hypothetical	$1,000.00	$1,017.90	1.44%	$7.30
Salient EM Infrastructure Fund
Investor Class
Actual	$1,000.00	$960.10	2.21%	$10.89

Hypothetical	$1,000.00	$1,014.03	2.21%	$11.19
Institutional Class
Actual	$1,000.00	$961.40	1.89%	$9.32

Hypothetical	$1,000.00	$1,015.63	1.89%	$9.58
Class A
Actual	$1,000.00	$959.20	2.30%	$11.33

Hypothetical	$1,000.00	$1,013.57	2.30%	$11.64
Class B
Actual	$1,000.00	$956.60	2.86%	$14.07

Hypothetical	$1,000.00	$1,010.76	2.86%	$14.46
Class C
Actual	$1,000.00	$956.80	2.84%	$13.97

Hypothetical	$1,000.00	$1,010.86	2.84%	$14.36
Advisor Class
Actual	$1,000.00	$961.30	1.75%	$8.63

Hypothetical	$1,000.00	$1,016.34	1.75%	$8.87
Salient High Yield Fund
Investor Class
Actual	$1,000.00	$1,058.80	1.71%	$8.85

Hypothetical	$1,000.00	$1,016.54	1.71%	$8.67
Institutional Class
Actual	$1,000.00	$1,062.50	1.29%	$6.69

Hypothetical	$1,000.00	$1,018.65	1.29%	$6.55
Class C
Actual	$1,000.00	$1,057.60	2.20%	$11.38

Hypothetical	$1,000.00	$1,014.08	2.20%	$11.14
Class Z
Actual	$1,000.00	$1,063.20	1.20%	$6.22

Hypothetical	$1,000.00	$1,019.10	1.20%	$6.09

55	December 31, 2016

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2016

Salient International Dividend Signal Fund	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/16-12/31/16
Investor Class
Actual	$1,000.00	$1,012.10	1.49%	$7.54

Hypothetical	$1,000.00	$1,017.65	1.49%	$7.56
Institutional Class
Actual	$1,000.00	$1,015.50	1.14%	$5.78

Hypothetical	$1,000.00	$1,019.41	1.14%	$5.79
Class A
Actual	$1,000.00	$1,011.70	1.64%	$8.29

Hypothetical	$1,000.00	$1,016.89	1.64%	$8.31
Class C
Actual	$1,000.00	$1,010.20	2.09%	$10.56

Hypothetical	$1,000.00	$1,014.63	2.09%	$10.58
Advisor Class
Actual	$1,000.00	$1,015.10	1.19%	$6.03

Hypothetical	$1,000.00	$1,019.15	1.19%	$6.04
Salient International Small Cap Fund
Investor Class
Actual	$1,000.00	$1,020.00	1.64%	$8.33

Hypothetical	$1,000.00	$1,016.89	1.64%	$8.31
Institutional Class
Actual	$1,000.00	$1,022.00	1.29%	$6.56

Hypothetical	$1,000.00	$1,018.65	1.29%	$6.55
Advisor Class
Actual	$1,000.00	$1,022.00	1.34%	$6.81

Hypothetical	$1,000.00	$1,018.40	1.34%	$6.80
Salient Tactical Growth Fund
Investor Class
Actual	$1,000.00	$1,057.50	1.84%	$9.52

Hypothetical	$1,000.00	$1,015.89	1.84%	$9.32
Institutional Class
Actual	$1,000.00	$1,059.70	1.49%	$7.71

Hypothetical	$1,000.00	$1,017.65	1.49%	$7.56
Class A
Actual	$1,000.00	$1,056.50	1.99%	$10.29

Hypothetical	$1,000.00	$1,015.13	1.99%	$10.08

December 31, 2016	56

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2016

Salient Tactical Growth Fund (continued)	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/16-12/31/16
Class C
Actual	$1,000.00	$1,054.20	2.44%	$12.60

Hypothetical	$1,000.00	$1,012.87	2.44%	$12.35
Advisor Class
Actual	$1,000.00	$1,059.00	1.54%	$7.97

Hypothetical	$1,000.00	$1,017.39	1.54%	$7.81
Salient Tactical Muni & Credit Fund
Investor Class
Actual	$1,000.00	$958.80	1.82%	$8.96

Hypothetical	$1,000.00	$1,015.99	1.82%	$9.22
Institutional Class
Actual	$1,000.00	$961.40	1.49%	$7.35

Hypothetical	$1,000.00	$1,017.65	1.49%	$7.56
Class A
Actual	$1,000.00	$959.30	1.95%	$9.60

Hypothetical	$1,000.00	$1,015.33	1.95%	$9.88
Class C
Actual	$1,000.00	$957.10	2.41%	$11.86

Hypothetical	$1,000.00	$1,013.02	2.41%	$12.19
Advisor Class
Actual	$1,000.00	$961.50	1.50%	$7.40

Hypothetical	$1,000.00	$1,017.60	1.50%	$7.61
Salient US Dividend Signal Fund
Investor Class
Actual	$1,000.00	$1,103.40	1.34%	$7.08

Hypothetical	$1,000.00	$1,018.40	1.34%	$6.80
Institutional Class
Actual	$1,000.00	$1,105.40	0.99%	$5.24

Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03
Class A
Actual	$1,000.00	$1,102.50	1.49%	$7.87

Hypothetical	$1,000.00	$1,017.65	1.49%	$7.56

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 366.

57	December 31, 2016

Portfolio of Investments (Note 10)

Salient Adaptive Balanced Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 85.51%
1,263,423	Salient Adaptive Growth Fund — Class I(a)	24.00%	$8,742,884

178,842	Salient Adaptive US Equity Fund — Class Z	17.43%	6,347,109

289,379	Salient EM Corporate Debt Fund — Institutional Class	5.86%	2,135,619

22,713	Salient EM Dividend Signal Fund — Institutional Class	0.53%	192,154

228,458	Salient High Yield Fund — Class Z	5.83%	2,122,373

797,912	Salient International Dividend Signal Fund — Institutional Class	13.32%	4,851,304

78,765	Salient Real Estate Fund — Institutional Class(a)	2.13%	775,048

85,341	Salient Select Income Fund — Institutional Class(a)	5.58%	2,032,833

61,331	Salient Tactical Muni & Credit Fund — Institutional Class	1.26%	457,526

424,280	Salient Trend Fund — Class I(a)	9.57%	3,487,579

	Total Affiliated Investment Companies (Cost $32,517,364)		31,144,429

	Total Investments: 85.51% (Cost $32,517,364)		31,144,429

	Net Other Assets and Liabilities: 14.49%		5,278,680

	Net Assets: 100.00%		$36,423,109

Percentages are stated as a percent of net assets.

(a) Salient Adaptive Growth Fund, Salient Real Estate Fund, Salient Select Income Fund and Salient Trend Fund’s December 31, 2016 Annual Report may be obtained at www.salientpartners.com.

December 31, 2016	58	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient Adaptive Income Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 97.81%
433,871	Salient EM Corporate Debt Fund — Institutional Class	24.36%	$3,201,968

31,104	Salient EM Dividend Signal Fund — Institutional Class	2.00%	263,136

344,923	Salient High Yield Fund — Class Z	24.38%	3,204,337

173,719	Salient International Dividend Signal Fund — Institutional Class	8.04%	1,056,213

117,928	Salient Real Estate Fund — Institutional Class(a)	8.83%	1,160,408

135,100	Salient Select Income Fund — Institutional Class(a)	24.48%	3,218,078

100,833	Salient Tactical Muni & Credit Fund — Institutional Class	5.72%	752,212

	Total Affiliated Investment Companies (Cost $12,946,926)		12,856,352

	Total Investments: 97.81% (Cost $12,946,926)		12,856,352

	Net Other Assets and Liabilities: 2.19%		287,947

	Net Assets: 100.00%		$13,144,299

Percentages are stated as a percent of net assets.

(a) Salient Real Estate Fund and Salient Select Income Fund’s December 31, 2016 Annual Report may be obtained at www.salientpartners.com.

See Notes to Financial Statements	59	December 31, 2016

Portfolio of Investments (Note 10)

Salient Adaptive US Equity Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 95.39%
183,688	Financial Select Sector SPDR® Fund	$4,270,746

85,948	Utilities Select Sector SPDR® Fund	4,174,494

35,929	Vanguard Industrials ETF	4,284,893

42,756	Vanguard Telecommunication Services ETF	4,282,013

	Total Exchange-Traded Funds (Cost $16,344,428)	17,012,146

	Total Investments: 95.39% (Cost $16,344,428)	17,012,146

	Net Other Assets and Liabilities: 4.61%	822,802	(a)

	Net Assets: 100.00%	$17,834,948

Percentages are stated as a percent of net assets.

(a) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
E-Mini S&P 500® Futures	Long	47	03/17/17	$5,255,070	$64,413
Total Futures Contracts				$5,255,070	$64,413

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipt

December 31, 2016	60	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Foreign Government Obligations: 8.03%
Argentina: 5.42%

750,000	Province of Santa Fe, Sr. Unsec. Notes 6.900%, 11/01/27(a)	USD	$706,875

1,500,000	Provincia de Buenos Aires, Sr. Unsec. Notes 4.000%, 05/15/35(b)(c)	EUR	1,146,336

1,000,000	7.875%, 06/15/27(a)(b)	USD	988,700

1,000,000	Provincia de Mendoza, Sr. Unsec. Notes 8.375%, 05/19/24(a)	USD	1,032,500

			3,874,411

Brazil: 1.21%

3,000,000	Brazilian Government International Bond, Sr. Unsec. Notes 10.250%, 01/10/28	BRL	862,983

Indonesia: 1.40%

1,000,000	Pertamina Persero PT, Sr. Unsec. Notes 4.300%, 05/20/23(b)	USD	998,338

	Total Foreign Government Obligations (Cost $5,761,903)		5,735,732

Corporate Bonds: 39.81%
Argentina: 4.19%

750,000	Arcor SAIC, Sr. Unsec. Notes 6.000%, 07/06/23(a)	USD	783,750

600,000	Banco de Galicia y Buenos Aires SA, Sub. Notes 8.250%, 07/19/26(a)(d)	USD	628,500

1,500,000	Pan American Energy LLC, Sr. Unsec. Notes 7.875%, 05/07/21	USD	1,578,750

			2,991,000

Brazil: 10.90%

1,000,000	BRF SA, Sr. Unsec. Notes 4.750%, 05/22/24(a)(b)	USD	976,500

1,500,000	Embraer Netherlands Finance BV, Sr. Unsec. Notes 5.050%, 06/15/25(b)	USD	1,498,500

3,000,000	Gol LuxCo SA, Sr. Unsec. Notes 8.875%, 01/24/22	USD	2,055,000

Principal Amount		Currency	Value (Note 2)

1,000,000	Marfrig Holdings Europe BV, Sr. Unsec. Notes 6.875%, 06/24/19	USD	$1,027,500

3,000,000	Petrobras Global Finance BV, Sr. Unsec Notes 5.625%, 05/20/43(b)	USD	2,232,600

			7,790,100

Colombia: 0.74%

515,000	Avianca Holdings SA, Sr. Unsec. Notes 8.375%, 05/10/20	USD	525,300

Costa Rica: 2.12%

1,500,000	Banco Nacional de Costa Rica, Sr. Unsec. Notes 5.875%, 04/25/21(a)(b)(d)	USD	1,515,000

Hong Kong: 1.30%

1,000,000	CK Hutchison International 16, Ltd., Sr. Unsec. Notes 2.750%, 10/03/26	USD	929,266

Mexico: 9.24%

2,000,000	America Movil SAB de CV, Sr. Unsec. Notes 3.125%, 07/16/22	USD	1,972,250

2,000,000	Grupo Bimbo SAB de CV, Sr. Unsec. Notes 3.875%, 06/27/24(b)	USD	1,996,130

455,000	Grupo Posadas SAB de CV, Sr. Unsec. Notes 7.875%, 06/30/22(a)	USD	451,587

2,000,000	Petroleos Mexicanos, Sr. Unsec. Notes 5.625%, 01/23/46	USD	1,667,500

500,000	6.500%, 03/13/27(a)	USD	516,375

			6,603,842

Qatar: 0.47%

300,000	Ooredoo International Finance, Ltd., Sr. Unsec. Notes 7.875%, 06/10/19(b)	USD	338,234

Russia: 1.47%

1,000,000	GTH Finance BV, Sr. Unsec. Notes 6.250%, 04/26/20(b)	USD	1,050,918

See Notes to Financial Statements	61	December 31, 2016

Portfolio of Investments (Note 10)

Salient EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

South Korea: 2.80%

2,000,000	Kookmin Bank, Sr. Unsec. Notes 3.625%, 01/14/17	USD	$2,001,174

Suprainternational: 4.06%

2,000,000	Asian Development Bank, Sr. Unsec. Notes 2.000%, 04/24/26	USD	1,895,752

1,000,000	Corp. Andina de Fomento, Unsec. Notes 1.500%, 08/08/17	USD	1,000,990

			2,896,742

Venezuela: 2.52%

5,075,821	PSOS Finance, Ltd., Sr. Sec. Notes 11.750%, 04/23/18(e)(f)	USD	1,801,916

	Total Corporate Bonds (Cost $31,307,831)		28,443,492

Principal Amount		Currency	Value (Note 2)

U.S. Treasury Bonds & Notes: 6.78%
United States: 6.78%

5,000,000	U.S. Treasury Note 1.250%, 10/31/21	USD	$4,844,200

	Total U.S. Treasury Bonds & Notes (Cost $4,997,352)		4,844,200

	Total Investments: 54.62% (Cost $42,067,086)		39,023,424

	Net Other Assets and Liabilities: 45.38%		32,427,565	(g)

	Net Assets: 100.00%		$71,450,989

Percentages are stated as a percent of net assets.

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $9,401,703, representing 13.16% of net assets.

(b) Security, or portion of security, is being held as collateral for the line(s) of credit. At period end, the aggregate market value of those securities was $12,741,256, representing 17.83% of net assets.

(c) Represents a step-up bond. Rate disclosed is as of December 31, 2016.

(d) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2016.

(e) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(f) Security is undergoing restructuring and interest payments have been deferred.

(g) Includes cash which is being held as collateral for potential transactions in futures contracts and short sales.

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
08/19/14-11/24/15	PSOS Finance, Ltd., Sr. Sec. Notes 11.750%, 04/23/18(e)(f)	$4,492,102	$1,801,916	2.52%

December 31, 2016	62	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient EM Corporate Debt Fund

Investment Abbreviations:

Sec. — Secured

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

Currency Abbreviations:

BRL — Brazilian Real

EUR — Euro

USD — U.S. Dollar

See Notes to Financial Statements	63	December 31, 2016

Portfolio of Investments (Note 10)

Salient EM Dividend Signal Fund

Shares		Value (Note 2)

Common Stocks: 7.88%
Brazil: 1.49%

59,400	Ambev SA, ADR	$291,659

China: 0.02%

1,600	China Gas Holdings, Ltd.	2,170

200	Sinopharm Group Co., Ltd., Class H	824

		2,994

Georgia: 1.32%

7,030	BGEO Group Plc	258,527

India: 1.25%

16,470	Infosys Technologies, Ltd., Sponsored ADR	244,250

Mexico: 1.11%

2,870	Fomento Economico Mexicano SAB de CV, Sponsored ADR	218,723

Russia: 1.44%

5,040	Lukoil PJSC, Sponsored ADR	282,845

Taiwan: 1.25%

8,560	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	246,100

	Total Common Stocks (Cost $1,423,529)	1,545,098

Exchange-Traded Funds: 88.20%
United States: 88.20%

494,137	iShares® MSCI Emerging Markets ETF	17,299,737

	Total Exchange-Traded Funds (Cost $17,323,839)	17,299,737

	Total Investments: 96.08% (Cost $18,747,368)	18,844,835

	Net Other Assets and Liabilities: 3.92%	769,828

	Net Assets: 100.00%	$19,614,663

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

MSCI — Morgan Stanley Capital International

December 31, 2016	64	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient EM Infrastructure Fund

Shares		Value (Note 2)

Common Stocks: 88.60%
Brazil: 12.95%

121,585	Alupar Investimento SA	$638,800

209,200	CCR SA	1,025,850

46,800	Transmissora Alianca de Energia Electria SA	298,225

59,300	Ultrapar Participacoes SA, Sponsored ADR	1,229,882

		3,192,757

Chile: 5.34%

1,526,900	Aguas Andinas SA, Class A	794,983

3,212,600	Enel Americas SA	522,184

		1,317,167

China: 22.56%

859,500	China Communications Services Corp. Ltd., Class H	547,544

294,300	China Railway Construction Corp. Ltd., Class H	378,763

452,400	China Railway Group Ltd., Class H	372,211

104,000	ENN Energy Holdings, Ltd.	427,829

671,600	Jiangsu Expressway Co., Ltd., Class H	848,756

1,239,100	Qingdao Port International Co., Ltd., Class H	589,629

1,983,900	SITC International Holdings Co., Ltd.	1,207,558

1,395,200	Yuexiu Transport Infrastructure, Ltd.	874,418

332,000	Zhejiang Expressway Co., Ltd., Class H	316,822

		5,563,530

Czech Republic: 1.06%

15,600	CEZ AS	261,312

Hong Kong: 7.50%

626,600	COSCO SHIPPING Ports, Ltd.	629,468

324,000	Guangdong Investment, Ltd.	427,850

721,000	HKBN, Ltd.	791,245

		1,848,563

Indonesia: 3.18%

718,900	Jasa Marga Persero Tbk PT	230,517

2,760,000	Perusahaan Gas Negara Tbk PT	553,127

		783,644

Malaysia: 2.13%

548,900	Westports Holdings Bhd	526,141

Shares		Value (Note 2)

Mexico: 3.67%

86,200	Grupo Aeroportuario del Centro Norte SAB de CV	$371,045

2,900	Grupo Aeroportuario del Pacifico SAB de CV, Sponsored ADR	239,308

233,733	PLA Administradora Industrial S de RL de CV	294,285

		904,638

Netherlands: 2.16%

11,300	Koninklijke Vopak NV	533,786

Norway: 2.28%

50,200	Hoegh LNG Holdings, Ltd.	560,985

Philippines: 3.97%

1,463,700	CEMEX Holdings Philippines, Inc.(a)	326,821

4,900	Globe Telecom, Inc.	148,737

94,400	Manila Electric Co.	503,213

		978,771

Russia: 4.84%

5,400	Lukoil PJSC, Sponsored ADR	303,048

65,000	Mobile TeleSystems PJSC, Sponsored ADR	592,150

16,070	Novolipetsk Steel PJSC	298,902

		1,194,100

Singapore: 1.02%

577,900	Hutchison Port Holdings Trust	251,387

South Korea: 1.72%

22,900	Korea Electric Power Corp., Sponsored ADR	423,192

Thailand: 5.57%

132,700	Advanced Info Service Pcl	544,726

906,900	BTS Group Holdings Pcl	216,528

2,051,400	TTW Pcl	612,948

		1,374,202

Turkey: 4.48%

164,000	Aygaz AS	559,392

136,900	TAV Havalimanlari Holding AS	544,588

		1,103,980

See Notes to Financial Statements	65	December 31, 2016

Portfolio of Investments (Note 10)

Salient EM Infrastructure Fund

Shares		Value (Note 2)

Vietnam: 4.17%

323,600	Ho Chi Minh City Infrastructure Investment JSC	$400,041

84,800	PetroVietnam Gas JSC	225,677

335,310	PetroVietnam Nhon Trach 2 Power JSC	402,001

		1,027,719

	Total Common Stocks (Cost $22,371,045)	21,845,874

Limited Partnerships: 0.69%
Bermuda: 0.69%

8,900	Hoegh LNG Partners LP	169,100

	Total Limited Partnerships (Cost $151,998)	169,100

Participation Notes: 4.72%
India: 1.84%

103,000	Coal India, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 01/09/17	455,282

Pakistan: 2.88%

600,000	HUB Power Co., Ltd, Sponsored GDR (Participation Notes issued by Macquarie Bank, Ltd.), expiring 05/02/17	709,825

	Total Participation Notes (Cost $1,057,244)	1,165,107

	Total Investments: 94.01% (Cost $23,580,287)	23,180,081

	Net Other Assets and Liabilities: 5.99%	1,477,430

	Net Assets: 100.00%	$24,657,511

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

December 31, 2016	66	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient High Yield Fund

Shares		Value (Note 2)

Common Stocks: 6.68%
Energy: 6.68%

245,555	Halcon Resources Corp.(a)	$2,293,483

67,076	SandRidge Energy, Inc.(a)	1,579,640

	Total Common Stocks (Cost $3,387,664)	3,873,123

Warrants: 0.28%
Energy: 0.28%

66,704	Halcon Resources Corp., Strike Price 14.04 USD (expiring 09/09/2020)	160,090

	Total Warrants (Cost $0)	160,090

Principal Amount

Convertible Corporate Bonds: 3.41%
Energy: 3.41%

$1,581,325	SandRidge Energy, Inc., Sr. Subordinated Notes 0.000%, 10/04/20(b)	1,977,644

	Total Convertible Corporate Bonds (Cost $1,706,828)	1,977,644

Corporate Bonds: 24.07%
Communications: 2.69%

1,000,000	Anixter, Inc., Sr. Unsec. Notes 5.500%, 03/01/23(c)	1,041,250

500,000	CCO Holdings Llc, / CCO Holdings Capital Corp., Sr. Unsec. Notes 5.125%, 05/01/23(c)(d)	516,250

		1,557,500

Consumer Discretionary: 0.84%

500,000	Cablevision Systems Corp., Sr. Unsec. Notes 5.875%, 09/15/22(c)	488,750

Energy: 3.42%

2,524,180	PSOS Finance, Ltd., Sr. Sec. Notes 11.750%, 04/23/18(d)(e)(f)	896,084

1,324,000	Vanguard Natural Resources Llc / VNR Finance Corp., Second Lien Notes 7.000%, 02/15/23(d)	1,085,680

		1,981,764

Principal Amount		Value (Note 2)

Financials: 2.72%

$1,500,000	Equinix, Inc., Sr. Unsec. Notes 5.750%, 01/01/25(c)	$1,575,000

Materials: 11.06%

1,000,000	Blue Cube Spinco, Inc., Sr. Unsec. Notes 9.750%, 10/15/23(c)(d)	1,195,000

2,000,000	Owens — Brockway, Sr. Unsec. Notes 5.375%, 01/15/25(c)(d)	2,022,500

1,475,000	PolyOne Corp., Sr. Unsec. Notes 5.250%, 03/15/23(c)	1,504,500

1,750,000	Teck Resources, Ltd., Sr, Unsec. Notes 6.250%, 07/15/41	1,695,190

		6,417,190

Utilities: 3.34%

1,974,000	Calpine Corp., Sr. Unsec. Notes 5.375%, 01/15/23(c)	1,939,455

	Total Corporate Bonds (Cost $14,799,884)	13,959,659

U.S. Treasury Bonds: 10.98%

3,000,000	U.S. Treasury Bonds 2.250%, 08/15/46	2,516,133

4,000,000	2.875%, 11/15/46	3,853,080

	Total U.S. Treasury Bonds (Cost $6,504,140)	6,369,213

	Total Investments: 45.42% (Cost $26,398,516)	26,339,729

	Net Other Assets and Liabilities: 54.58%	31,652,395	(g)

	Net Assets: 100.00%	$57,992,124

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Represents a zero coupon bond.

(c) Security, or portion of security, is being held as collateral for credit default swap contracts or the line(s) of credit. At period end, the aggregate value of those securities was $10,282,705, representing 17.73% of net assets.

See Notes to Financial Statements	67	December 31, 2016

Portfolio of Investments (Note 10)

Salient High Yield Fund

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $5,715,514, representing 9.86% of net assets.

(e) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(f) Security is undergoing restructuring and interest payments have been deferred.

(g) Includes cash which is being held as collateral for credit default swap contracts.

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
01/15/16	PSOS Finance, Ltd., Sr. Sec. Notes 11.750%, 04/23/18(d)(e)(f)	$1,589,877	$896,084	1.55%

Investment Abbreviations:

Sec. — Secured

Sr. — Senior

Unsec. — Unsecured

Centrally Cleared Credit Default Swap Contracts - Sell  Protection(h)

Reference Obligation	Notional Amount(i)	Implied Credit Spread at December 31, 2016(j)	Rate Received by Fund	Termination Date	Unrealized Gain/(Loss)
CDX North American High Yield Index Series 27	$(30,000,000)	3.5424%	5.00%	12/20/21	$244,719
Total of Credit Default Swap Contracts					$244,719

(h) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(i) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular sway agreement.

(j) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury Obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other event occurring under the terms of the agreement.

December 31, 2016	68	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient International Dividend Signal Fund

Shares		Value (Note 2)

Common Stocks: 84.06%
Australia: 1.18%

108,456	Sonic Healthcare, Ltd.	$1,674,920

Brazil: 1.42%

216,845	Ambev SA, ADR	1,064,709

149,800	Transmissora Alianca de Energia Electria SA	954,574

		2,019,283

Canada: 1.29%

125,630	Dream Office REIT	1,829,268

China: 5.03%

1,232,000	China Gas Holdings, Ltd.	1,671,370

1,886,000	China Machinery Engineering Corp., Class H	1,196,611

113,281	China Yuchai International, Ltd.(a)	1,564,411

448,352	Sinopharm Group Co., Ltd., Class H	1,847,295

1,395,400	SITC International Holdings Co., Ltd.	849,350

		7,129,037

Denmark: 1.87%

1,660	A.P. Moller-Maersk AS, Class B	2,648,949

France: 10.17%

64,028	AXA SA(a)	1,616,567

41,830	Danone SA(a)	2,650,749

13,100	LVMH Moet Hennessy Louis Vuitton SE(a)	2,501,455

26,424	Orpea(a)	2,135,097

33,000	Schneider Electric SE(a)	2,296,494

7,731	Unibail-Rodamco SE	1,845,301

80,600	Veolia Environnement SA(a)	1,372,346

		14,418,009

Georgia: 0.98%

37,900	BGEO Group Plc	1,393,766

Germany: 1.27%

137,798	RIB Software AG(a)	1,806,637

Hong Kong: 1.36%

1,462,000	Guangdong Investment, Ltd.	1,930,605

India: 1.83%

175,000	Infosys, Ltd., Sponsored ADR	2,595,250

Shares		Value (Note 2)

Indonesia: 3.51%

6,306,507	Astra Graphia Tbk PT	$889,394

1,758,250	Bank Mandiri Persero Tbk PT	1,510,614

13,050,807	Kalbe Farma Tbk PT	1,467,580

5,525,000	Perusahaan Gas Negara Persero Tbk	1,107,256

		4,974,844

Japan: 8.97%

128,100	Astellas Pharma, Inc.(a)	1,779,425

200,000	Broadleaf Co., Ltd.	1,081,497

19,020	Disco Corp.	2,304,370

150,200	Kuraray Co., Ltd.(a)	2,256,695

140,900	Santen Pharmaceutical Co., Ltd.(a)	1,723,953

40,800	Tokio Marine Holdings, Inc.	1,674,240

59,300	Zenkoku Hosho Co., Ltd.(a)	1,905,211

		12,725,391

Malaysia: 1.30%

700,530	Globetronics Technology Bhd	543,434

1,350,000	Westports Holdings Bhd	1,294,026

		1,837,460

Netherlands: 4.09%

16,880	Beter Bed Holding NV	300,292

47,000	IMCD Group NV	2,003,225

74,102	Koninklijke Vopak NV	3,500,407

		5,803,924

Norway: 2.69%

211,320	Marine Harvest ASA(a)	3,810,213

Philippines: 2.40%

12,794,752	D&L Industries, Inc.(a)	2,934,075

2,966,400	Xurpas, Inc.	476,772

		3,410,847

Russia: 3.81%

56,265	LUKOIL PSJC, Sponsored ADR(a)	3,157,592

120,600	Novolipetsk Steel PJSC	2,243,160

		5,400,752

See Notes to Financial Statements	69	December 31, 2016

Portfolio of Investments (Note 10)

Salient International Dividend Signal Fund

Shares		Value (Note 2)

Sri Lanka: 2.14%

1,802,572	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	$1,383,817

801,235	Hatton National Bank Plc, Non-Voting Depository Receipt	1,016,252

17,918,874	Piramal Glass Ceylon Plc	633,979

		3,034,048

Sweden: 1.29%

48,836	Investor AB, Class B(a)	1,825,199

Switzerland: 5.94%

1,284	Givaudan SA	2,352,886

24,960	Novartis AG, Sponsored ADR(a)	1,818,087

4,575	Partners Group Holding AG	2,144,180

33,521	Roche Holdings AG, Sponsored ADR(a)	956,354

73,710	UBS Group AG	1,154,546

		8,426,053

Taiwan: 2.26%

71,130	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR(a)	2,044,987

812,500	Wah Lee Industrial Corp.	1,157,149

		3,202,136

Thailand: 1.17%

5,545,043	TTW Pcl	1,656,831

Turkey: 0.64%

230,000	TAV Havalimanlari Holding AS	914,940

United Kingdom: 11.40%

1,040,000	Booker Group Plc(a)	2,249,377

357,100	BT Group Plc(a)	1,614,691

54,889	Derwent London PLC	1,875,126

79,161	Dunelm Group Plc(a)	784,855

103,863	GlaxoSmithKline Plc	1,999,373

278,000	Inchcape Plc(a)	2,405,104

2,184,600	Lloyds Banking Group Plc(a)	1,682,958

85,989	Prudential Plc	1,724,709

16,617	WPP Plc, Sponsored ADR(a)	1,838,837

		16,175,030

Shares		Value (Note 2)

United States: 4.69%

42,550	Globe Telecom, Inc.	$1,291,586

691,600	Samsonite International SA	1,975,490

40,320	Schlumberger, Ltd.(a)	3,384,864

		6,651,940

Vietnam: 1.36%

1,013,710	PetroVietnam Nhon Trach 2 Power JSC	1,215,330

128,160	Vietnam Dairy Products JSC	706,903

		1,922,233

	Total Common Stocks (Cost $111,464,593)	119,217,565

Participation Notes: 4.19%
Bangladesh: 0.88%

346,800	Grameenphone, Ltd., (Participation Notes issued by Deutsche Bank AG, London), expiring 07/08/21(b)	1,253,510

India: 2.38%

50,000	Bajaj Auto, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 02/15/17	1,939,148

325,000	Coal India, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 01/09/17	1,436,570

		3,375,718

Pakistan: 0.93%

503,900	Habib Bank, Ltd. (Participation Notes issued by Macquarie Bank, Ltd.), expiring 07/20/17	1,319,192

	Total Participation Notes (Cost $5,871,994)	5,948,420

Preferred Stocks: 2.05%
Germany: 2.05%

70,814	Sixt SE(a)	2,910,880

	Total Preferred Stocks (Cost $1,971,129)	2,910,880

December 31, 2016	70	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient International Dividend Signal Fund

Principal Amount		Value (Note 2)

Collateralized Mortgage Obligations: 0.99%
United States: 0.99%

	FHLMC, REMICS

$5,389,128	2.500%, 04/15/28(c)	$412,732

1,539,426	3.000%, 06/15/26(c)	118,641

1,437,932	3.000%, 06/15/27(c)	130,019

1,044,276	3.000%, 09/15/31(c)	105,649

642,436	3.500%, 04/15/30(c)	39,190

320,601	4.000%, 12/15/23(c)	8,677

117,286	5.000%, 02/15/24(c)	5,553

309,091	6.496%, 09/15/26(c)(d)	41,932

	FNMA, REMICS

217,784	3.000%, 09/25/27(c)	20,850

150,433	4.500%, 12/25/20(c)	5,232

15,174	5.000%, 03/25/23(c)	415

13,330	5.000%, 03/25/24(c)	620

1,426,966	5.724%, 04/25/42(c)(d)	270,583

249,230	5.924%, 07/25/41(c)(d)	45,902

384,258	7.044%, 04/25/32(c)(d)	81,275

	GNMA, REMICS

637,103	5.893%, 09/16/33(c)(d)	112,200

		1,399,470

	Total Collateralized Mortgage Obligations (Cost $3,122,324)	1,399,470

Corporate Bonds: 3.22%
Canada: 0.51%

1,000,000	Royal Bank of Canada, Sr. Unsec. Medium-Term Notes 3.030%, 08/28/34(d)	730,000

United States: 2.71%

1,000,000	Citigroup, Inc., Sr. Unsec. Medium-Term Notes 3.780%, 09/29/34(d)	742,500

Principal Amount		Value (Note 2)

$ 750,000	Claire’s Stores, Inc., Secured Second Lien Notes 8.875%, 03/15/19	$127,500

1,000,000	JC Penney Corp., Inc., Sr. Unsec. Notes 7.400%, 04/01/37	905,000

978,000	JPMorgan Chase Bank NA, Sr. Unsec. Notes, Series CD 1.170%, 09/29/34(d)	694,380

984,000	Morgan Stanley, Sr. Unsec. Medium-Term Notes 5.545%, 08/29/34(d)	714,630

1,020,000	NRG REMA Llc, Series C, Sec. Notes 9.681%, 07/02/26	659,175

		3,843,185

	Total Corporate Bonds (Cost $6,232,632)	4,573,185

	Total Investments: 94.51% (Cost $128,662,672)	134,049,520

	Net Other Assets and Liabilities: 5.49%	7,784,617	(e)

	Net Assets: 100.00%	$141,834,137

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for futures contracts or the line(s) of credit. At period end, the aggregate value of those securities was $54,753,632, representing 38.61% of net assets.

(b) Non-income producing security.

(c) Interest only security.

(d) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2016.

(e) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
MSCI EAFE® Index Futures	Long	90	03/17/17	$7,540,200	$15,611
MSCI Emerging Markets E-Mini Futures	Long	45	03/17/17	1,932,525	26,415
Total Futures Contracts				$9,472,725	$42,026

See Notes to Financial Statements	71	December 31, 2016

Portfolio of Investments (Note 10)

Salient International Dividend Signal Fund

Investment Abbreviations:

ADR — American Depositary Receipt

EAFE — Europe, Australasia, Far East

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

REMICS — Real Estate Mortgage Investment Conduits

Sec. — Secured

Sr. — Senior

Unsec. — Unsecured

December 31, 2016	72	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient International Small Cap Fund

Shares		Value (Note 2)

Common Stocks: 97.16%
Africa: 0.57%

346,008	Africa Oil Corp.(a)	$689,692

Australia: 5.95%

149,846	carsales.com, Ltd.	1,227,348

183,436	Estia Health, Ltd.	344,179

366,896	Healthscope, Ltd.	606,325

332,607	Link Administration Holdings, Ltd.	1,816,996

449,708	OFX Group, Ltd.	545,214

187,493	Pact Group Holdings, Ltd.	913,304

31,835	REA Group Ltd.	1,268,839

106,349	Virtus Health, Ltd.	478,900

		7,201,105

Austria: 1.19%

35,113	Porr AG	1,438,550

Belgium: 2.40%

49,633	bpost SA	1,175,539

18,255	D’Ieteren SA NV	806,982

21,881	KBC Ancora(a)	916,139

		2,898,660

China: 0.71%

1,120,000	Best Pacific International Holdings Ltd., Class H	860,816

Denmark: 0.53%

13,224	SimCorp A/S	644,489

Faeroe Islands: 0.63%

19,052	Bakkafrost P/F	756,313

Finland: 1.76%

42,367	Cramo OYJ	1,060,978

72,658	Valmet Oyj	1,069,239

		2,130,217

France: 4.80%

89,246	Altran Technologies SA	1,303,954

6,189	BioMerieux SA	924,458

24,028	Cie Plastic Omnium SA	767,139

10,620	Groupe FNAC SA(a)	718,037

20,904	Teleperformance	2,097,039

		5,810,627

Shares		Value (Note 2)

Germany: 5.59%

25,711	Aareal Bank AG	$967,969

30,315	CANCOM SE	1,436,478

59,526	Jenoptik AG	1,029,192

15,711	LEG Immobilien AG	1,220,518

33,711	Scout24 AG(a)	1,200,311

20,617	Stroeer SE & Co. KGaA	905,102

		6,759,570

Hong Kong: 2.93%

788,000	HKBN, Ltd.	864,773

544,500	Samsonite International SA	1,555,313

315,500	Techtronic Industries Co., Ltd.	1,131,072

		3,551,158

India: 0.56%

62,936	Vedanta Resources PLC	682,161

Ireland: 1.69%

278,548	Dalata Hotel Group Plc(a)	1,288,674

32,803	Smurfit Kappa Group Plc	752,583

		2,041,257

Italy: 2.02%

22,050	Brembo SpA	1,334,629

44,197	Credito Emiliano SpA	265,652

42,839	Datalogic SpA	842,816

		2,443,097

Japan: 31.94%

373,000	77 Bank, Ltd.	1,799,974

60,300	Aeon Delight Co., Ltd.	1,684,530

61,600	Alps Electric Co., Ltd.	1,489,468

39,600	Anicom Holdings, Inc.	820,631

106,000	The Bank of Kyoto Ltd.	787,234

23,300	cocokara fine, Inc.	856,244

14,000	DeNa Co., Ltd.	305,934

23,300	Don Quijote Holdings Co., Ltd.	862,225

202,000	Dowa Holdings Co., Ltd.	1,545,138

56,500	Fuji Media Holdings, Inc.	790,879

See Notes to Financial Statements	73	December 31, 2016

Portfolio of Investments (Note 10)

Salient International Small Cap Fund

Shares		Value (Note 2)

Japan (continued): 31.94%

57,600	Glory, Ltd.	$1,818,558

36,900	Goldcrest Co., Ltd.	663,963

49,700	Hitachi Capital Corp.	1,223,417

12,307	Hoshizaki Corp.	974,030

1,312	Japan Hotel REIT Investment Corp.	882,338

41,288	JSR Corp.	651,070

100,000	JTEKT Corp.	1,600,000

47,400	Kanamoto Co., Ltd.	1,255,213

278	Kenedix Retail REIT Corp.	633,662

154,800	Kinden Corp.	1,931,109

669	LaSalle Logiport REIT	633,654

110,300	Minebea Co. Ltd.	1,034,343

16,500	Miraca Holdings, Inc.	741,176

17,700	Otsuka Corp.	826,883

13,300	Pola Orbis Holdings, Inc.	1,098,139

43,000	Ride On Express Co., Ltd.	318,982

77,600	Start Today Co., Ltd.	1,340,530

137,800	Sumco Corp.	1,780,347

21,200	Sundrug Co., Ltd.	1,467,448

75,000	Tadano Ltd.	944,599

135,100	Temp Holdings Co., Ltd.	2,095,712

144,100	Tokyo Steel Manufacturing Co., Ltd.	1,105,948

114,500	Tokyo Tatemono Co., Ltd.	1,531,238

88,600	Toshiba Plant Systems & Services Corp.	1,167,435

		38,662,051

Netherlands: 3.67%

45,390	BE Semiconductor Industries NV	1,511,753

77,476	Refresco Group NV	1,176,841

44,349	TKH Group NV	1,754,851

		4,443,445

New Zealand: 1.29%

247,198	Spark New Zealand, Ltd.	585,595

279,814	Trade Me Group, Ltd.	973,878

		1,559,473

Shares		Value (Note 2)

Norway: 1.03%

69,574	Aker BP ASA	$1,244,788

Portugal: 0.89%

180,725	NOS SGPS SA	1,072,575

Singapore: 1.49%

450,200	ComfortDelGro Corp., Ltd.	767,872

1,270,207	Keppel DC REIT	1,039,392

		1,807,264

Spain: 0.94%

56,162	Gamesa Corporacion Tecnologica SA	1,139,222

Sweden: 2.69%

165,778	Coor Service Management Holding AB	923,455

133,997	Hemfosa Fastigheter AB	1,250,164

139,655	Husqvarna AB, Class B	1,086,049

		3,259,668

Switzerland: 4.75%

15,421	BKW AG	745,836

456	Helvetia Holding AG	245,621

16,210	Implenia AG	1,197,881

4,066	Straumann Holding AG	1,587,190

13,362	Sunrise Communications Group AG	879,165

13,062	VAT Group AG(a)	1,088,393

		5,744,086

United Kingdom: 17.14%

296,793	Arrow Global Group Plc	1,089,988

493,512	BBA Aviation Plc	1,723,043

480,639	Card Factory Plc	1,498,620

110,157	Dairy Crest Group Plc	841,018

96,243	EMIS Group Plc	1,143,993

379,601	Ibstock Plc	871,550

130,262	IG Group Holdings Plc	793,203

234,183	Informa Plc	1,962,529

407,499	JD Sports Fashion Plc	1,596,500

725,316	Melrose Industries Plc	1,767,648

461,071	Moneysupermarket.com Group Plc	1,671,147

December 31, 2016	74	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient International Small Cap Fund

Shares		Value (Note 2)

United Kingdom (continued): 17.14%

570,995	Petra Diamonds, Ltd.(a)	$1,102,689

385,926	Polypipe Group Plc	1,540,518

96,532	RPC Group PLC	1,266,989

34,254	Secure Trust Bank PLC	908,037

18,792	Spirax-Sarco Engineering Plc	968,984

		20,746,456

	Total Common Stocks (Cost $98,126,771)	117,586,740

Preferred Stocks: 0.83%
Germany: 0.83%

35,037	Jungheinrich AG	1,005,396

	Total Preferred Stocks (Cost $903,928)	1,005,396

Rights: 0.25%
Australia: 0.25%

164,859	Estia Health, Ltd.(a)	309,323

	Total Rights (Cost $259,584)	309,323

	Total Investments: 98.24% (Cost $99,290,283)	118,901,459

	Net Other Assets and Liabilities: 1.76%	2,126,838

	Net Assets: 100.00%	$121,028,297

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See Notes to Financial Statements	75	December 31, 2016

Portfolio of Investments (Note 10)

Salient Tactical Growth Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 61.97%
1,095,674	iShares® MSCI Emerging Markets ETF	$38,359,547

728,188	iShares® Russell 2000® ETF	98,196,152

437,856	SPDR® S&P 500® ETF Trust	97,873,951

	Total Exchange-Traded Funds (Cost $227,241,651)	234,429,650

	Total Investments: 61.97% (Cost $227,241,651)	234,429,650

	Net Other Assets and Liabilities: 38.03%	143,882,322

	Net Assets: 100.00%	$378,311,972

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ETF — Exchange-Traded Fund

MSCI  – Morgan Stanley Capital International

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipt

December 31, 2016	76	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient Tactical Muni & Credit Fund

Principal Amount		Value (Note 2)

Corporate Bonds: 3.06%
Consumer Noncyclical: 0.99%

$1,000,000	Wesleyan University, Unsec. Notes 4.781%, 07/01/16	$949,158

Financial: 2.07%

2,000,000	IFP Funding II Llc, Sec. Notes 6.500%, 04/01/17(a)(b)(c)	1,985,274

	Total Corporate Bonds (Cost $3,107,350)	2,934,432

Municipal Bonds: 93.37%
Alabama: 2.32%

1,500,000	County of Jefferson, Alabama Sewer Convertible Revenue Warrants (Capital Appreciation), Sub-Lien, Series F 0.000%, 10/01/50(d)	1,112,205

1,000,000	The Lower Alabama Gas District Revenue Bonds, Series A 5.000%, 09/01/46	1,107,660

		2,219,865

Arizona: 0.86%

745,000	Salt Verde, Arizona, Financial Corp., Senior Gas Revenue Bonds 5.000%, 12/01/37	825,155

California: 9.06%

500,000	California State School Financing Authority Revenue Bonds (Launchpad Development Co.), Series A 5.000%, 06/01/46(b)	494,655

1,000,000	M-S-R Energy Authority Revenue Bonds, Series B 6.500%, 11/01/39	1,314,290

1,000,000	M-S-R Energy Authority Revenue Bonds, Series C 6.500%, 11/01/39	1,314,290

1,000,000	Orange County Community Facilities District Special Tax Bonds, Series A 5.000%, 08/15/41	1,055,400

1,000,000	Stockton Public Financing Authority Revenue Bonds (Delta Water Supply Project), Series A 6.125%, 10/01/35	1,196,750

2,750,000	6.250%, 10/01/40	3,302,640

		8,678,025

Principal Amount		Value (Note 2)

Colorado: 2.52%

$1,000,000	City & County of Denver Co. Airport System Revenue Bonds (Denver International Airport), Series B 1.310%, 11/15/31(e)	$1,000,800

1,080,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds 6.500%, 11/15/38	1,414,487

		2,415,287

Georgia: 4.60%

1,000,000	Fulton County Development Authority Revenue Bonds (Piedmont Healthcare), Series A 5.000%, 07/01/30	1,144,540

1,855,000	Municipal Electric Authority of Georgia Revenue Bonds (Project 1), Series A 5.000%, 01/01/28	2,186,229

1,000,000	Savannah College of Art & Design Projects Revenue Bonds (Private Colleges & Universities Authority) 5.000%, 04/01/33	1,077,480

		4,408,249

Hawaii: 1.36%

1,100,000	Honolulu City & County Board of Water Supply & Water Systems Revenue Bonds, Series A 5.000%, 07/01/27	1,300,761

Illinois: 10.07%

2,000,000	City of Chicago, Illinois General Obligation Bonds, Series 2002B 5.500%, 01/01/34	1,969,640

1,000,000	City of Chicago, Illinois General Obligation Bonds, Series 2005D 5.500%, 01/01/40	962,160

1,000,000	Illinois Finance Authority Revenue Bonds (Presence Health Network), Series C 4.000%, 02/15/36	874,430

1,500,000	5.000%, 02/15/29	1,590,360

250,000	Illinois Finance Authority Revenue Bonds (Swedish Covenant Hospital), Series A 5.000%, 08/15/33	263,445

500,000	State of Illinois, General Obligation Bonds 5.000%, 03/01/37	480,925

See Notes to Financial Statements	77	December 31, 2016

Portfolio of Investments (Note 10)

Salient Tactical Muni & Credit Fund

Principal Amount		Value (Note 2)

Illinois (continued): 10.07%

$1,500,000	State of Illinois, General Obligation Bonds (Build America Bonds) 6.630%, 02/01/35	$1,534,305

1,815,000	7.350%, 07/01/35	1,965,972

		9,641,237

Iowa: 4.41%

4,290,000	Iowa Tobacco Settlement Authority, Asset-Backed Revenue Bonds, Series A 6.500%, 06/01/23	4,221,532

Louisiana: 1.00%

1,000,000	Louisiana State Public Facilities Authority Revenue Bonds (Entergy Louisiana Llc), Series A 3.375%, 09/01/28	960,240

Maine: 1.16%

1,100,000	Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series A 5.000%, 07/01/46	1,109,174

Maryland: 0.49%

470,000	Maryland State Economic Development Corp. Revenue Bonds (CNX Marine Terminals, Inc.) 5.750%, 09/01/25	465,714

Massachusetts: 2.15%

1,000,000	Massachusetts Development Finance Agency Revenue Bonds (Emerson College), Series A 5.000%, 01/01/47	1,029,320

1,000,000	Massachusetts Development Finance Agency Revenue Bonds (UMASS Boston Student Housing Project) 5.000%, 10/01/48	1,032,630

		2,061,950

Michigan: 1.08%

1,000,000	Michigan State Finance Authority Revenue Bonds, Series F1 4.500%, 10/01/29	1,033,620

Nebraska: 1.13%

1,000,000	Nebraska Central Plains Energy Project, Gas Project Revenue Bonds (Project No. 3) 5.000%, 09/01/32	1,077,910

Principal Amount		Value (Note 2)

New Jersey: 7.96%

$1,500,000	New Jersey Economic Development Authority, Series AAA 5.000%, 06/15/22	$1,583,970

4,000,000	New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, Series 1A 4.625%, 06/01/26	3,980,240

1,750,000	5.000%, 06/01/41	1,527,137

500,000	New Jersey Transportation Trust Fund Authority Revenue Bonds, Transportation Program, Series AA 5.250%, 06/15/29	529,695

		7,621,042

New Mexico: 0.76%

600,000	Albuquerque Municipal School District No 12, General Obligation Bonds, Series 2017 5.000%, 08/01/27	723,390

New York: 10.46%

1,550,000	Brooklyn Arena NY Revenue Bonds (Barclays Center Project), Series A 5.000%, 07/15/42	1,658,469

1,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B-1 5.000%, 08/01/32	1,167,130

3,000,000	New York Liberty Development Corp., Refunding Revenue Bonds (World Trade Center Project), Class 1-3 5.000%, 11/15/44(b)	3,106,260

3,590,000	New York Metropolitan Transportation Authority Revenue Bonds, Series C-1 5.000%, 11/15/31	4,085,025

		10,016,884

Ohio: 9.37%

5,000,000	Buckeye, Ohio Tobacco Settlement Financing Authority Revenue Bonds (Asset-Backed Sr. Turbo), Series A-2 5.125%, 06/01/24	4,510,550

4,790,000	6.500%, 06/01/47	4,467,010

		8,977,560

December 31, 2016	78	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient Tactical Muni & Credit Fund

Principal Amount		Value (Note 2)

Oregon: 1.14%

$1,000,000	Oregon State Facilities Authority Revenue Bonds (Legacy Health Project), Series A 5.000%, 06/01/46	$1,090,820

Pennsylvania: 1.74%

1,500,000	Commonwealth of Pennsylvania, General Obligation Bonds, 2nd Series 5.000%, 01/15/21	1,668,990

Puerto Rico: 0.49%

625,000	Puerto Rico Electric Power Authority Revenue Refunding Bonds, Series UU 1.087%, 07/01/29(e)	471,875

South Dakota: 2.20%

1,000,000	South Dakota Educational Enhancement Funding Corp. Revenue Bonds (Educational Enhancement Fund), Series A 3.539%, 06/01/22	1,015,200

1,000,000	South Dakota Health & Educational Facilities Authority Revenue Bonds (Sanford Obligated Group) 5.000%, 11/01/35	1,089,180

		2,104,380

Texas: 13.94%

1,445,000	Dallas Love Field Revenue Bonds 5.000%, 11/01/28	1,652,849

1,000,000	New Hope Cultural Education Facilities Corp. Taxable Student Housing Revenue Bonds, Series B 5.000%, 07/01/46	1,044,550

1,000,000	North Texas Tollway Authority Revenue Bonds, Series B 5.000%, 01/01/40	1,099,110

1,000,000	5.000%, 01/01/45	1,105,220

3,000,000	Port Beaumont Navigation District Dock & Wharf Facilities Revenue Bonds (Jefferson Energy Co.), VRDN 7.250%, 02/01/36(b)(e)	3,090,120

2,000,000	State of Texas, General Obligation Bonds 5.500%, 08/01/30	2,413,300

Principal Amount		Value (Note 2)

$ 975,000	Texas State Public Finance Authority, Taxable Revenue Bonds (Texas Windstorm Insurance Association) 5.250%, 07/01/17	$975,897

1,875,000	8.250%, 07/01/24	1,973,418

		13,354,464

Washington: 1.17%

1,000,000	Port of Seattle, Washington Revenue Bonds, Series A 5.000%, 04/01/40	1,118,840

West Virginia: 0.93%

955,000	West Virginia Economic Development Authority Refunding Revenue Bonds (Morgantown Energy Assistance Project) 2.875%, 12/15/26	890,690

Wisconsin: 1.00%

1,000,000	Public Finance Authority Revenue Bonds (Waste Management Inc. Project), Series A-1 2.625%, 11/01/25	955,340

	Total Municipal Bonds (Cost $87,883,677)	89,412,994

Par Value

Short-Term Securities: 5.43%

$ 800,000	FHLB, Discount Notes 0.425%, due 02/03/17(f)	799,658

2,300,000	0.477%, due 02/14/17(f)	2,298,614

700,000	0.477%, due 02/09/17(f)	699,624

1,400,000	0.501%, due 02/13/17(f)	1,399,162

	Total Short-Term Securities (Cost $5,197,195)	5,197,058

	Total Investments: 101.86% (Cost $96,188,222)	97,544,484

	Net Other Assets and Liabilities: (1.86)%	(1,779,133	)(g)

	Net Assets: 100.00%	$95,765,351

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	79	December 31, 2016

Portfolio of Investments (Note 10)

Salient Tactical Muni & Credit Fund

(a) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $8,676,309, representing 9.06% of net assets.

(c) Fair valued security under the procedures approved by the Fund’s Board of Trustees.

(d) Represents a step-up bond. Rate disclosed is as of December 31, 2016.

(e) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2016.

(f) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(g) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
10-Year U.S. Treasury Notes Futures	Short	(112)	03/22/17	$(13,919,500)	$65,868
5-Year U.S. Treasury Notes Futures	Short	(32)	03/31/17	(3,765,250)	15,968
U.S. Treasury Long Bond Futures	Short	(3)	03/22/17	(451,969)	3,382
Total Futures Contracts				$(18,136,719)	$85,218

Interest Rate Swap Contracts

Counter Party	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity	Notional Amount	Unrealized Gain/(Loss)
Bank of America	Receive	SIFMA MUNI SWAP INDEX YIELD	1.128%	09/16/26	$1,900,000	$125,961
Total of Interest Rate Swap Contracts					$1,900,000	$125,961

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
02/11/16	IFP Funding II Llc, Sec. Notes 6.500%, 04/01/17(a)(b)(c)	$2,000,000	$1,985,274	2.07%

Investment Abbreviations:

FHLB — Federal Home Loan Bank

Sec. — Secured

Sr. — Senior

Unsec. — Unsecured

VRDN — Variable Rate Demand Notes

December 31, 2016	80	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Salient US Dividend Signal Fund

Shares		Value (Note 2)

Common Stocks: 95.95%
Consumer Discretionary: 12.29%

1,300	Comcast Corp., Class A	$89,765

700	Home Depot, Inc.	93,856

500	Omnicom Group, Inc.	42,555

1,200	Pool Corp.	125,208

750	Time Warner, Inc.	72,398

800	Williams-Sonoma, Inc.	38,712

		462,494

Consumer Staples: 8.52%

1,200	Casey’s General Stores, Inc.	142,656

1,700	PepsiCo, Inc.	177,871

		320,527

Energy: 8.34%

700	Core Laboratories NV	84,028

1,200	Phillips 66	103,692

1,500	Schlumberger, Ltd.	125,925

		313,645

Financials: 15.34%

100	BlackRock, Inc.	38,054

800	Evercore Partners, Inc., Class A	54,960

1,300	First American Financial Corp.	47,619

1,100	JPMorgan Chase & Co.	94,919

2,400	Stonegate Bank	100,152

3,300	U.S. Bancorp	169,521

4,500	Virtu Financial, Inc., Class A	71,775

		577,000

Healthcare: 13.39%

1,000	Amgen, Inc.	146,210

600	Cooper Companies, Inc.	104,958

1,600	Johnson & Johnson	184,336

2,400	Roche Holdings AG, Sponsored ADR	68,472

		503,976

Industrials: 13.28%

800	Eaton Corp. Plc	53,672

488	General Dynamics Corp.	84,258

Shares		Value (Note 2)

850	John Bean Technologies Corp.	$73,058

1,000	Norfolk Southern Corp.	108,070

1,800	Owens Corning	92,808

1,800	Robert Half International, Inc.	87,804

		499,670

Information Technology: 18.38%

1,533	Apple, Inc.	177,552

1,900	Broadridge Financial Solutions, Inc.	125,970

1,000	DST Systems, Inc.	107,150

1,000	KLA-Tencor Corp.	78,680

1,500	Microsoft Corp.	93,210

1,492	Texas Instruments, Inc.	108,871

		691,433

Materials: 4.00%

1,101	Eastman Chemical Co.	82,806

400	Monsanto Co.	42,084

300	Neenah Paper, Inc.	25,560

		150,450

Real Estate: 2.41%

3,000	HFF, Inc., Class A	90,750

	Total Common Stocks (Cost $3,320,643)	3,609,945

	Total Investments: 95.95% (Cost $3,320,643)	3,609,945

	Net Other Assets and Liabilities: 4.05%	152,286

	Net Assets: 100.00%	$3,762,231

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ADR — American Depositary Receipt

See Notes to Financial Statements	81	December 31, 2016

Statement of Assets and Liabilities

	Salient Adaptive Balanced Fund	Salient Adaptive Income Fund	Salient Adaptive US Equity Fund
Assets:
Investments in affiliates, at value	$31,144,429	$12,856,352	$—
Investments, at value	—	—	17,012,146
Cash	5,379,520	285,025	410,974
Deposit with broker for futures contracts	—	—	373,737
Receivable for investments sold	—	—	928,510
Receivable for shares sold	1,125	136	52,366
Receivable due from advisor	—	9,246	—
Other assets	20,989	21,464	8,024

Total Assets	36,546,063	13,172,223	18,785,757

Liabilities:
Variation margin payable for futures contracts	—	—	20,915
Payable for investments purchased	—	—	824,452
Payable for shares redeemed	91,798	10,441	68,531
Payable to advisor	947	—	9,925
Payable for distribution and service fees	16,472	6,242	988
Payable to trustees	—	—	30
Payable for compliance fees	672	236	334
Payable for legal and audit fees	5,972	7,165	19,487
Accrued expenses and other liabilities	7,093	3,840	6,147

Total Liabilities	122,954	27,924	950,809

Net Assets	$36,423,109	$13,144,299	$17,834,948

Net Assets Consist of:
Paid-in capital	$58,841,754	$17,985,388	$16,701,422
Accumulated net investment income	75,836	—	58,283
Accumulated net realized gain/(loss)	(21,121,546)	(4,750,515)	343,112
Net unrealized appreciation/(depreciation)	(1,372,935)	(90,574)	732,131

Total Net Assets	$36,423,109	$13,144,299	$17,834,948

Investments in Affiliates, At Cost	$32,517,364	$12,946,926	$—

Investments, At Cost	$—	$—	$16,344,428

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$12.11	$13.24	$32.07
Net Assets	$3,843,231	$1,651,859	$1,700,293
Shares of beneficial interest outstanding	317,292	124,760	53,010
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.11	$13.28	$35.26
Net Assets	$11,994,252	$3,533,808	$9,786,943
Shares of beneficial interest outstanding	990,528	266,126	277,573
Class A:
Net Asset Value, offering and redemption price per share	$12.10	$13.26	—
Net Assets	$11,122,806	$3,441,377	—
Shares of beneficial interest outstanding	918,932	259,479	—
Maximum offering price per share	$12.84 (a)	$13.78 (b)	—

December 31, 2016	82	See Notes to Financial Statements

Statement of Assets and Liabilities

	Salient Adaptive Balanced Fund (continued)	Salient Adaptive Income Fund (continued)	Salient Adaptive US Equity Fund (continued)
Class C:
Net Asset Value, offering and redemption price per share	$11.99	$13.16	—
Net Assets	$9,462,820	$4,517,255	—
Shares of beneficial interest outstanding	788,999	343,166	—
Class Z:
Net Asset Value, offering and redemption price per share	—	—	$35.49
Net Assets	—	—	$6,347,712
Shares of beneficial interest outstanding	—	—	178,842

(a) Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)

(b) Maximum offering price per share (NAV/0.9625, based on maximum sales charge of 3.75% of the offering price)

See Notes to Financial Statements	83	December 31, 2016

Statement of Assets and Liabilities

	Salient EM Corporate Debt Fund	Salient EM Dividend Signal Fund	Salient EM Infrastructure Fund
Assets:
Investments, at value	$39,023,424	$18,844,835	$23,180,081
Cash	31,949,377	2,485,331	1,205,655
Foreign currency, at value (Cost $—, $— and $58,708, respectively)	—	—	57,577
Deposit with broker for futures contracts	36,869	—	—
Deposit with broker	154,017	—	—
Receivable for investments sold	8	312,541	160,504
Receivable for shares sold	3,240	2,081	2,074
Receivable due from advisor	—	7,650	—
Interest and dividends receivable	591,159	9,798	116,887
Other assets	3,656	3,012	14,134

Total Assets	71,761,750	21,665,248	24,736,912

Liabilities:
Payable on loan (Note 2)	5,190	—	—
Payable for investments purchased	—	1,931,384	121
Payable for shares redeemed	187,477	79,224	27,774
Payable to advisor	45,620	—	39
Payable for distribution and service fees	19,773	4,478	8,404
Payable to trustees	130	34	41
Payable for compliance fees	1,431	335	454
Payable to ReFlow (Note 2)	—	1,088	—
Payable for legal and audit fees	23,980	20,529	21,865
Accrued expenses and other liabilities	27,160	13,513	20,703

Total Liabilities	310,761	2,050,585	79,401

Net Assets	$71,450,989	$19,614,663	$24,657,511

Net Assets Consist of:
Paid-in capital	$152,495,650	$25,166,481	$83,769,835
Accumulated net investment income/(loss)	(28,218)	(37,492)	28,910
Accumulated net realized loss	(77,972,764)	(5,611,214)	(58,739,061)
Net unrealized appreciation/(depreciation)	(3,043,679)	96,888	(402,173)

Total Net Assets	$71,450,989	$19,614,663	$24,657,511

Investments, At Cost	$42,067,086	$18,747,368	$23,580,287

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$7.45	$8.36	$20.90
Net Assets	$49,540,455	$13,655,382	$2,727,250
Shares of beneficial interest outstanding	6,647,775	1,634,178	130,506
Institutional Class:
Net Asset Value, offering and redemption price per share	$7.38	$8.46	$20.83
Net Assets	$20,065,485	$5,649,918	$7,135,903
Shares of beneficial interest outstanding	2,718,075	667,896	342,545
Class A:
Net Asset Value, offering and redemption price per share	—	—	$20.77
Net Assets	—	—	$8,411,182
Shares of beneficial interest outstanding	—	—	405,051
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	—	—	$22.03

December 31, 2016	84	See Notes to Financial Statements

Statement of Assets and Liabilities

	Salient EM Corporate Debt Fund (continued)	Salient EM Dividend Signal Fund (continued)	Salient EM Infrastructure Fund (continued)
Class B:
Net Asset Value, offering and redemption price per share	—	—	$20.65
Net Assets	—	—	$201,753
Shares of beneficial interest outstanding	—	—	9,769
Class C:
Net Asset Value, offering and redemption price per share	$7.47	—	$20.66
Net Assets	$481,596	—	$4,352,506
Shares of beneficial interest outstanding	64,468	—	210,646
Advisor Class:
Net Asset Value, offering and redemption price per share	$7.37	$8.58	$20.78
Net Assets	$1,363,453	$309,363	$1,828,917
Shares of beneficial interest outstanding	184,955	36,057	88,011

See Notes to Financial Statements	85	December 31, 2016

Statement of Assets and Liabilities

	Salient High Yield Fund	Salient International Dividend Signal Fund	Salient International Small Cap Fund
Assets:
Investments, at value	$26,339,729	$134,049,520	$118,901,459
Cash	29,161,465	10,352,606	1,722,858
Foreign currency, at value (Cost $—, $510,600 and $15,707, respectively)	—	502,294	15,707
Deposit with broker for swap contracts	1,414,315	—	—
Deposit with broker	567,585	—	—
Deposit with broker for futures contracts	—	848,395	—
Variation margin receivable for futures contracts	—	10,800	—
Variation margin receivable for swap contracts	25,647	—	—
Receivable for swap contract payments	50,000	—	—
Receivable for investments sold	—	2,596,816	503,230
Receivable for shares sold	304,831	261,326	192,502
Interest and dividends receivable	338,164	1,070,544	251,167
Other assets	8,057	23,288	17,585

Total Assets	58,209,793	149,715,589	121,604,508

Liabilities:
Payable on loan (Note 2)	7,267	7,322,062	—
Payable for interest and commitment fees due on loan (Note 2)	—	815	—
Payable for investments purchased	—	4,250	91,377
Payable for shares redeemed	141,993	378,607	302,307
Payable to advisor	8,724	66,776	88,902
Payable for distribution and service fees	19,499	30,437	12,783
Payable to trustees	95	289	203
Payable for compliance fees	1,042	2,979	2,235
Payable for legal and audit fees	20,113	26,561	27,253
Accrued expenses and other liabilities	18,936	48,676	51,151

Total Liabilities	217,669	7,881,452	576,211

Net Assets	$57,992,124	$141,834,137	$121,028,297

Net Assets Consist of:
Paid-in capital	$68,366,810	$208,577,082	$285,661,531
Accumulated net investment income/(loss)	(18,825)	(1,499,400)	(2,157,622)
Accumulated net realized loss	(10,541,793)	(70,656,416)	(182,078,201)
Net unrealized appreciation	185,932	5,412,871	19,602,589

Total Net Assets	$57,992,124	$141,834,137	$121,028,297

Investments, At Cost	$26,398,516	$128,662,672	$99,290,283

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$9.34	$7.49	$16.54
Net Assets	$40,183,824	$38,715,675	$24,191,000
Shares of beneficial interest outstanding	4,301,502	5,166,201	1,462,757
Institutional Class:
Net Asset Value, offering and redemption price per share	$9.32	$6.08	$16.50
Net Assets	$11,838,530	$67,055,588	$94,425,891
Shares of beneficial interest outstanding	1,270,855	11,034,250	5,723,399

December 31, 2016	86	See Notes to Financial Statements

Statement of Assets and Liabilities

	Salient High Yield Fund (continued)	Salient International Dividend Signal Fund (continued)	Salient International Small Cap Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	—	$7.49	—
Net Assets	—	$4,103,882	—
Shares of beneficial interest outstanding	—	547,686	—
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	—	$7.95	—
Class C:
Net Asset Value, offering and redemption price per share	$9.31	$7.48	—
Net Assets	$641,117	$9,051,120	—
Shares of beneficial interest outstanding	68,885	1,210,241	—
Advisor Class:
Net Asset Value, offering and redemption price per share	—	$6.08	$16.52
Net Assets	—	$22,907,872	$2,411,406
Shares of beneficial interest outstanding	—	3,769,577	145,993
Class Z:
Net Asset Value, offering and redemption price per share	$9.29	—	—
Net Assets	$5,328,653	—	—
Shares of beneficial interest outstanding	573,381	—	—

See Notes to Financial Statements	87	December 31, 2016

Statement of Assets and Liabilities

	Salient Tactical Growth Fund	Salient Tactical Muni & Credit Fund	Salient US Dividend Signal Fund
Assets:
Investments, at value	$234,429,650	$97,544,484	$3,609,945
Cash	144,342,873	934,846	136,544
Deposit with broker for futures contracts	—	305,019	—
Unrealized gain on swap contracts	—	125,961	—
Receivable for shares sold	831,853	80,675	30
Receivable due from advisor	—	—	18,979
Interest and dividends receivable	581,880	1,211,159	10,668
Other assets	36,488	17,144	10,519

Total Assets	380,222,744	100,219,288	3,786,685

Liabilities:
Variation margin payable for futures contracts	—	46,000	—
Payable for swap contract payments	—	366	—
Payable for investments purchased	—	2,383,775	—
Payable for shares redeemed	1,332,619	1,859,027	—
Payable to advisor	378,858	84,337	—
Payable for distribution and service fees	83,230	31,903	1,161
Payable to trustees	650	153	6
Payable for compliance fees	7,173	1,687	65
Payable for legal and audit fees	29,188	24,712	18,955
Accrued expenses and other liabilities	79,054	21,977	4,267

Total Liabilities	1,910,772	4,453,937	24,454

Net Assets	$378,311,972	$95,765,351	$3,762,231

Net Assets Consist of:
Paid-in capital	$360,635,368	$185,557,864	$6,412,367
Accumulated net investment income/(loss)	—	26,670	—
Accumulated net realized gain/(loss)	10,488,605	(91,386,624)	(2,938,878)
Net unrealized appreciation	7,187,999	1,567,441	288,742

Total Net Assets	$378,311,972	$95,765,351	$3,762,231

Investments, At Cost	$227,241,651	$96,188,222	$3,320,643

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$25.68	$7.52	$27.89
Net Assets	$12,916,962	$43,266,445	$1,220,028
Shares of beneficial interest outstanding	503,086	5,750,579	43,751
Institutional Class:
Net Asset Value, offering and redemption price per share	$26.36	$7.46	$27.92
Net Assets	$23,720,917	$6,913,234	$993,555
Shares of beneficial interest outstanding	899,965	927,001	35,589
Class A:
Net Asset Value, offering and redemption price per share	$25.34	$7.48	$27.82
Net Assets	$37,332,451	$4,506,410	$1,548,648
Shares of beneficial interest outstanding	1,473,012	602,118	55,669
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$26.89	$7.94	$29.52

December 31, 2016	88	See Notes to Financial Statements

Statement of Assets and Liabilities

	Salient Tactical Growth Fund (continued)	Salient Tactical Muni & Credit Fund (continued)	Salient US Dividend Signal Fund (continued)
Class C:
Net Asset Value, offering and redemption price per share	$24.45	$7.53	—
Net Assets	$41,943,028	$11,839,243	—
Shares of beneficial interest outstanding	1,715,698	1,572,474	—
Advisor Class:
Net Asset Value, offering and redemption price per share	$26.33	$7.46	—
Net Assets	$262,398,614	$29,240,019	—
Shares of beneficial interest outstanding	9,966,964	3,919,968	—

See Notes to Financial Statements	89	December 31, 2016

Statement of Operations

For the Year Ended December 31, 2016

	Salient Adaptive Balanced Fund	Salient Adaptive Income Fund	Salient Adaptive US Equity Fund
Investment Income:
Interest	$3,103	$1,239	$3,280
Dividends	—	—	433,520
Dividends from affiliated investments	1,238,222	653,329	11,464

Total Investment Income	1,241,325	654,568	448,264

Expenses:
Investment advisory fee	38,452	14,447	95,112
Administration fee	18,001	10,270	29,109
Custodian fee	738	911	3,314
Legal and audit fees	82,400	51,985	46,970
Transfer agent fee	35,668	15,728	12,867
Trustees’ fees and expenses	—	—	4,915
Registration/filing fees	86,556	71,001	29,656
Reports to shareholder and printing fees	24,272	11,647	13,813
Distribution and service fees
Investor Class	19,932	9,120	9,325
Class A	40,965	9,177	—
Class C	103,343	53,453	—
Compliance fees	7,861	2,931	3,751
Other	9,385	5,938	2,737

Total expenses before waivers	467,573	256,608	251,569
Less fees waived/reimbursed by investment advisor (Note 3)	(175,628)	(132,850)	(88,696)

Total Expenses	291,945	123,758	162,873

Net Investment Income:	949,380	530,810	285,391

Net realized gain/(loss) on affiliated investments	(1,792,382)	(876,072)	317,729
Net realized gain on investments	—	—	55,417
Net realized gain on futures contracts	—	—	558,093
Net realized gain on swap contracts	—	—	820,100
Capital gain distributions from affiliated investment companies	993,980	302,099	—
Net change in unrealized appreciation/depreciation on affiliated investments	754,974	1,137,825	—
Net change in unrealized appreciation/depreciation on investments	—	—	669,808
Net change in unrealized appreciation/depreciation on futures contracts	—	—	64,413
Net change in unrealized appreciation/depreciation on swap contracts	—	—	(1,115,924)

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts and Swap Contracts	(43,428)	563,852	1,369,636

Net Increase in Net Assets Resulting From Operations	$905,952	$1,094,662	$1,655,027

December 31, 2016	90	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2016

	Salient EM Corporate Debt Fund	Salient EM Dividend Signal Fund	Salient EM Infrastructure Fund
Investment Income:
Interest	$8,397,567	$259	$5,496
Dividends	—	591,003	1,604,134
Foreign taxes withheld	(22,981)	(50,010)	(113,168)

Total Investment Income	8,374,586	541,252	1,496,462

Expenses:
Dividend expense on short sales	10,376	—	—
Interest on short sales	62,298	—	—
Investment advisory fee	770,351	179,760	260,449
Administration fee	86,039	27,834	41,457
Custodian fee	22,128	25,030	21,268
Legal and audit fees	118,009	46,264	50,919
Transfer agent fee	350,373	11,553	39,229
Trustees’ fees and expenses	30,287	3,963	7,963
Registration/filing fees	63,534	49,283	82,018
Reports to shareholder and printing fees	22,423	10,236	14,507
Distribution and service fees
Investor Class	333,776	46,678	18,448
Institutional Class	12,092	2,541	3,967
Class A	—	—	49,509
Class B	—	—	3,317
Class C	10,742	—	45,514
Advisor Class	1,347	369	505
Compliance fees	21,530	3,379	5,698
ReFlow fees (Note 2)	—	4,462	6,729
Interest on loan	152,096	—	—
Other	10,897	7,688	12,158

Total expenses before waivers	2,078,298	419,040	663,655
Less fees waived/reimbursed by investment advisor (Note 3)	—	(139,965)	(18,556)

Total Expenses	2,078,298	279,075	645,099

Net Investment Income:	6,296,288	262,177	851,363

Net realized loss on investments	(26,828,360)	(2,800,217)	(2,479,273)
Net realized loss on securities sold short	(282,880)	—	—
Net realized loss on futures contracts	(44,554)	(111,988)	—
Net realized loss on swap contracts	(53,432)	—	—
Net realized loss on forward currency contracts and foreign currency	(569,741)	(36,730)	(78,609)
Net change in unrealized appreciation/depreciation on investments	27,100,214	1,375,995	1,304,537
Net change in unrealized appreciation/depreciation on securities sold short	18,883	—	—
Net change in unrealized appreciation/depreciation on futures contracts	—	27,081	—
Net change in unrealized appreciation/depreciation on forward currency contracts and foreign currency transactions	(292,661)	1,237	(5,044)

Net Realized and Unrealized Loss on Investments, Securities Sold Short, Futures Contracts, Swap Contracts, Forward Currency Contracts and Foreign Currency Translations	(952,531)	(1,544,622)	(1,258,389)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$5,343,757	$(1,282,445)	$(407,026)

See Notes to Financial Statements	91	December 31, 2016

Statement of Operations

For the Year Ended December 31, 2016

	Salient High Yield Fund	Salient International Dividend Signal Fund	Salient International Small Cap Fund
Investment Income:
Interest	$5,737,420	$817,401	$15,484
Dividends	—	12,409,267	5,434,520
Foreign taxes withheld	—	(973,203)	(344,193)

Total Investment Income	5,737,420	12,253,465	5,105,811

Expenses:
Interest on short sales	139,717	—	—
Investment advisory fee	419,216	1,538,099	1,544,435
Administration fee	88,146	146,232	144,122
Custodian fee	8,988	69,979	46,132
Legal and audit fees	109,968	101,903	100,075
Transfer agent fee	33,166	88,109	90,734
Trustees’ fees and expenses	23,154	48,127	41,380
Registration/filing fees	57,832	83,916	51,210
Reports to shareholder and printing fees	27,937	15,851	27,248
Distribution and service fees
Investor Class	294,354	203,369	125,117
Institutional Class	—	42,418	60,204
Class A	—	23,504	—
Class C	6,825	105,535	—
Advisor Class	—	30,442	2,749
Compliance fees	16,351	35,617	30,239
ReFlow fees (Note 2)	—	7,335	—
Interest and commitment fees on loan	30,328	256,736	—
Other	8,856	34,218	25,823

Total expenses before waivers	1,264,838	2,831,390	2,289,468
Less fees waived/reimbursed by investment advisor (Note 3)	(17,553)	(471,646)	(189,835)

Total Expenses	1,247,285	2,359,744	2,099,633

Net Investment Income:	4,490,135	9,893,721	3,006,178

Net realized gain/(loss) on investments	2,380,671	(18,983,024)	3,610,038
Net realized loss on securities sold short	(965,269)	—	—
Net realized gain on futures contracts	—	84,802	—
Net realized loss on swap contracts	(525,244)	—	—
Net realized gain/(loss) on foreign currency	(9,796)	(434,455)	9,949
Capital gain distributions from other investment companies	—	33,657	—
Net change in unrealized appreciation/depreciation on investments	4,988,592	3,844,495	(10,259,542)
Net change in unrealized appreciation/depreciation on futures contracts	—	114,190	—
Net change in unrealized appreciation/depreciation on swap contracts	244,719	—	—
Net change in unrealized appreciation/depreciation on foreign currency transactions	—	(8,316)	(346)

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Translations	6,113,673	(15,348,651)	(6,639,901)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$10,603,808	$(5,454,930)	$(3,633,723)

December 31, 2016	92	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2016

	Salient Tactical Growth Fund	Salient Tactical Muni & Credit Fund	Salient US Dividend Signal Fund
Investment Income:
Interest	$724,370	$5,039,783	$133
Dividends	5,063,048	—	88,518
Foreign taxes withheld	—	—	(4,346)

Total Investment Income	5,787,418	5,039,783	84,305

Expenses:
Dividend expense on short sales	10,868	—	—
Investment advisory fee	5,561,233	1,209,270	36,169
Administration fee	292,818	90,041	11,666
Custodian fee	7,752	4,268	995
Legal and audit fees	230,792	117,327	57,420
Transfer agent fee	402,123	64,961	12,913
Trustees’ fees and expenses	130,887	32,683	1,365
Registration/filing fees	87,019	83,860	42,909
Reports to shareholder and printing fees	63,690	22,657	5,960
Recoupment of past waived fees by advisor (Note 3)	—	36,780	—
Distribution and service fees
Investor Class	280,043	250,252	3,559
Institutional Class	13,385	9,139	720
Class A	227,800	22,516	12,057
Class C	497,610	130,177	—
Advisor Class	295,626	22,968	—
Compliance fees	94,944	23,628	880
Other	45,292	13,887	2,192

Total expenses before waivers	8,241,882	2,134,414	188,805
Less fees waived/reimbursed by investment advisor (Note 3)	—	(18,978)	(129,987)

Total Expenses	8,241,882	2,115,436	58,818

Net Investment Income/(Loss):	(2,454,464)	2,924,347	25,487

Net realized gain/(loss) on investments	16,832,323	1,946,062	(745,065)
Net realized loss on securities sold short	(962,358)	—	—
Net realized gain/(loss) on futures contracts	5,413,487	(161,562)	—
Net realized loss on swap contracts	—	(2,566)	—
Net realized loss on foreign currency	—	—	(153)
Net change in unrealized appreciation/depreciation on investments	(7,633,721)	(1,511,792)	937,882
Net change in unrealized appreciation/depreciation on futures contracts	—	61,513	—
Net change in unrealized appreciation/depreciation on swap contracts	—	125,961	—
Net change in unrealized appreciation/depreciation on foreign currency transactions	—	—	(317)

Net Realized and Unrealized Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Translations	13,649,731	457,616	192,347

Net Increase in Net Assets Resulting From Operations	$11,195,267	$3,381,963	$217,834

See Notes to Financial Statements	93	December 31, 2016

Statement of Changes in Net Assets

	Salient Adaptive Balanced Fund
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Operations:
Net investment income	$949,380	$596,414
Net realized loss(b)	(1,792,382)	(1,652,037)
Capital gain distributions from affiliated investment companies	993,980	676,850
Net change in unrealized appreciation/depreciation	754,974	(1,504,461)

Net increase/(decrease) in net assets resulting from operations	905,952	(1,883,234)

Distributions to Shareholders:
From net investment income
Investor Class	(192,079)	(57,340)
Institutional Class	(654,285)	(312,609)
Class A	(570,686)	(169,516)
Class C	(430,767)	(127,067)

Total distributions	(1,847,817)	(666,532)

Share Transactions:
Investor Class
Proceeds from sale of shares	250,568	474,891
Issued to shareholders in reinvestment of distributions	190,407	57,111
Cost of shares redeemed	(1,266,457)	(1,510,284)
Acquisition (Note 11)	3,110,479	—

Net increase/(decrease) from share transactions	2,284,997	(978,282)

Institutional Class
Proceeds from sale of shares	196,554	235,136
Issued to shareholders in reinvestment of distributions	639,068	306,273
Cost of shares redeemed	(1,376,478)	(1,079,824)
Acquisition (Note 11)	3,491,170	—

Net increase/(decrease) from share transactions	2,950,314	(538,415)

Class A
Proceeds from sale of shares	339,335	177,577
Issued to shareholders in reinvestment of distributions	568,063	168,958
Cost of shares redeemed	(2,812,806)	(2,304,644)
Acquisition (Note 11)	7,866,680	—

Net increase/(decrease) from share transactions	5,961,272	(1,958,109)

Class C
Proceeds from sale of shares	403,195	182,562
Issued to shareholders in reinvestment of distributions	424,296	125,598
Cost of shares redeemed	(2,957,536)	(2,039,803)
Acquisition (Note 11)	6,548,027	—

Net increase/(decrease) from share transactions	4,417,982	(1,731,643)

Net increase/(decrease) in net assets	$14,672,700	$(7,756,215)

Net Assets:
Beginning of period	21,750,409	29,506,624

End of period (including accumulated net investment income of $75,836 and $26,045, respectively)	$36,423,109	$21,750,409

December 31, 2016	94	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient Adaptive Balanced Fund (continued)
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	20,056	33,671
Distributions reinvested	15,586	4,114
Redeemed	(101,070)	(110,329)
Acquisition (Note 11)	257,936	—

Net increase/(decrease) in shares outstanding	192,508	(72,544)

Institutional Class
Sold	15,802	16,218
Distributions reinvested	52,181	22,214
Redeemed	(108,283)	(76,623)
Acquisition (Note 11)	289,546	—

Net increase/(decrease) in shares outstanding	249,246	(38,191)

Class A
Sold	26,845	12,537
Distributions reinvested	46,454	12,212
Redeemed	(224,071)	(161,681)
Acquisition (Note 11)	652,772	—

Net increase/(decrease) in shares outstanding	502,000	(136,932)

Class C
Sold	32,128	12,962
Distributions reinvested	35,171	9,100
Redeemed	(237,146)	(145,032)
Acquisition (Note 11)	548,282	—

Net increase/(decrease) in shares outstanding	378,435	(122,970)

(a) Prior to May 1, 2016, Salient Adaptive Balanced Fund was known as Forward Growth Allocation Fund.

(b) At and prior to December 31, 2015, Salient Adaptive Balanced Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient Adaptive Balanced Fund’s change in net assets.

See Notes to Financial Statements	95	December 31, 2016

Statement of Changes in Net Assets

	Salient Adaptive Income Fund
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Operations:
Net investment income	$530,810	$538,253
Net realized loss(b)	(876,072)	(1,128,808)
Capital gain distributions from affiliated investment companies	302,099	163,042
Net change in unrealized appreciation/depreciation	1,137,825	(581,252)

Net increase/(decrease) in net assets resulting from operations	1,094,662	(1,008,765)

Distributions to Shareholders:
From net investment income
Investor Class	(67,756)	(75,142)
Institutional Class	(144,704)	(167,069)
Class A	(146,350)	(74,744)
Class C	(184,962)	(216,282)
From return of capital
Investor Class	(5,961)	—
Institutional Class	(12,731)	—
Class A	(12,876)	—
Class C	(16,272)	—

Total distributions	(591,612)	(533,237)

Share Transactions:
Investor Class
Proceeds from sale of shares	112,481	428,793
Issued to shareholders in reinvestment of distributions	73,167	74,579
Cost of shares redeemed	(868,334)	(1,217,773)
Acquisition (Note 11)	856,783	—

Net increase/(decrease) from share transactions	174,097	(714,401)

Institutional Class
Proceeds from sale of shares	985,492	1,062,643
Issued to shareholders in reinvestment of distributions	147,405	166,998
Cost of shares redeemed	(1,496,865)	(2,286,129)
Acquisition (Note 11)	896,271	—

Net increase/(decrease) from share transactions	532,303	(1,056,488)

Class A
Proceeds from sale of shares	202,336	330,092
Issued to shareholders in reinvestment of distributions	134,280	56,028
Cost of shares redeemed	(1,303,180)	(533,567)
Acquisition (Note 11)	2,631,121	—

Net increase/(decrease) from share transactions	1,664,557	(147,447)

Class C
Proceeds from sale of shares	852,957	417,404
Issued to shareholders in reinvestment of distributions	178,352	180,273
Cost of shares redeemed	(3,166,439)	(3,606,089)
Acquisition (Note 11)	2,446,073	—

Net increase/(decrease) from share transactions	310,943	(3,008,412)

Net increase/(decrease) in net assets	$3,184,950	$(6,468,750)

Net Assets:
Beginning of period	9,959,349	16,428,099

End of period (including accumulated net investment income of $0 and $12,635, respectively)	$13,144,299	$9,959,349

December 31, 2016	96	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient Adaptive Income Fund (continued)
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	8,612	29,226
Distributions reinvested	5,655	5,308
Redeemed	(67,400)	(84,566)
Acquisition (Note 11)	68,592	—

Net increase/(decrease) in shares outstanding	15,459	(50,032)

Institutional Class
Sold	74,908	73,311
Distributions reinvested	11,370	11,915
Redeemed	(114,982)	(161,208)
Acquisition (Note 11)	71,612	—

Net increase/(decrease) in shares outstanding	42,908	(75,982)

Class A
Sold	15,226	23,241
Distributions reinvested	10,372	4,002
Redeemed	(100,214)	(37,549)
Acquisition (Note 11)	210,414	—

Net increase/(decrease) in shares outstanding	135,798	(10,306)

Class C
Sold	63,279	28,564
Distributions reinvested	13,851	12,888
Redeemed	(244,983)	(261,402)
Acquisition (Note 11)	196,718	—

Net increase/(decrease) in shares outstanding	28,865	(219,950)

(a) Prior to May 1, 2016, Salient Adaptive Income Fund was known as Forward Income Builder Fund.

(b) At and prior to December 31, 2015, Salient Adaptive Income Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient Adaptive Income Fund’s change in net assets.

See Notes to Financial Statements	97	December 31, 2016

Statement of Changes in Net Assets

	Salient Adaptive US Equity Fund
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Operations:
Net investment income	$285,391	$34,537
Net realized gain(b)	1,751,339	2,165,010
Capital gain distributions from affiliated investment companies	—	8,539
Net change in unrealized appreciation/depreciation	(381,703)	(2,223,920)

Net increase/(decrease) in net assets resulting from operations	1,655,027	(15,834)

Distributions to Shareholders:
From net investment income
Investor Class	(18,207)	—
Institutional Class	(136,960)	(13,558)
Class Z	(94,833)	(13,942)
From net realized gains on investments
Investor Class	(127,377)	(263,191)
Institutional Class	(684,938)	(1,344,163)
Class Z	(474,264)	(1,058,199)

Total distributions	(1,536,579)	(2,693,053)

Share Transactions:
Investor Class
Proceeds from sale of shares	765,852	717,903
Issued to shareholders in reinvestment of distributions	144,836	255,894
Cost of shares redeemed	(1,262,575)	(608,772)

Net increase/(decrease) from share transactions	(351,887)	365,025

Institutional Class
Proceeds from sale of shares	668,302	546,107
Issued to shareholders in reinvestment of distributions	765,856	1,129,312
Cost of shares redeemed	(2,623,125)	(4,506,416)

Net decrease from share transactions	(1,188,967)	(2,830,997)

Class Z
Proceeds from sale of shares	4,751,008	4,574,295
Issued to shareholders in reinvestment of distributions	569,097	1,072,141
Cost of shares redeemed	(7,759,131)	(7,621,713)

Net decrease from share transactions	(2,439,026)	(1,975,277)

Net decrease in net assets	$(3,861,432)	$(7,150,136)

Net Assets:
Beginning of period	21,696,380	28,846,516

End of period (including accumulated net investment income of $58,283 and $22,892, respectively)	$17,834,948	$21,696,380

December 31, 2016	98	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient Adaptive US Equity Fund (continued)
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	22,140	19,210
Distributions reinvested	4,491	7,862
Redeemed	(37,834)	(16,169)

Net increase/(decrease) in shares outstanding	(11,203)	10,903

Institutional Class
Sold	18,203	13,632
Distributions reinvested	21,549	31,789
Redeemed	(73,389)	(113,148)

Net decrease in shares outstanding	(33,637)	(67,727)

Class Z
Sold	134,740	115,365
Distributions reinvested	15,894	29,995
Redeemed	(221,502)	(188,803)

Net decrease in shares outstanding	(70,868)	(43,443)

(a) Prior to May 1, 2016, Salient Adaptive US Equity Fund was known as Forward Total MarketPlus Fund.

(b) At and prior to December 31, 2015, Salient Adaptive US Equity Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient Adaptive US Equity Fund’s change in net assets.

See Notes to Financial Statements	99	December 31, 2016

Statement of Changes in Net Assets

	Salient EM Corporate Debt Fund
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Operations:
Net investment income	$6,296,288	$21,792,765
Net realized loss(b)	(27,778,967)	(34,497,324)
Net change in unrealized appreciation/depreciation	26,826,436	(3,459,957)

Net increase/(decrease) in net assets resulting from operations	5,343,757	(16,164,516)

Distributions to Shareholders:
From net investment income
Investor Class	(3,967,861)	(16,699,514)
Institutional Class	(1,477,952)	(2,831,299)
Class C	(62,308)	(109,115)
Advisor Class	(80,335)	(153,818)
From return of capital
Investor Class	(872,127)	—
Institutional Class	(324,851)	—
Class C	(13,695)	—
Advisor Class	(17,657)	—

Total distributions	(6,816,786)	(19,793,746)

Share Transactions:
Investor Class
Proceeds from sale of shares	27,245,325	88,547,268
Issued to shareholders in reinvestment of distributions	4,771,882	14,297,041
Cost of shares redeemed	(140,201,993)	(260,730,340)

Net decrease from share transactions	(108,184,786)	(157,886,031)

Institutional Class
Proceeds from sale of shares	17,353,047	20,608,012
Issued to shareholders in reinvestment of distributions	1,342,782	2,083,291
Cost of shares redeemed	(26,110,907)	(31,020,180)

Net decrease from share transactions	(7,415,078)	(8,328,877)

Class C
Proceeds from sale of shares	96,711	467,931
Issued to shareholders in reinvestment of distributions	74,427	106,012
Cost of shares redeemed	(863,259)	(1,311,152)

Net decrease from share transactions	(692,121)	(737,209)

Advisor Class
Proceeds from sale of shares	18,233	68,473
Issued to shareholders in reinvestment of distributions	97,927	153,483
Cost of shares redeemed	(17,409)	(1,587,644)

Net increase/(decrease) from share transactions	98,751	(1,365,688)

Net decrease in net assets	$(117,666,263)	$(204,276,067)

Net Assets:
Beginning of period	189,117,252	393,393,319

End of period (including accumulated net investment income/(loss) of $(28,218) and $42,518, respectively)	$71,450,989	$189,117,252

December 31, 2016	100	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient EM Corporate Debt Fund (continued)
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	3,615,627	10,535,611
Distributions reinvested	638,505	1,749,285
Redeemed	(18,433,881)	(31,057,465)

Net decrease in shares outstanding	(14,179,749)	(18,772,569)

Institutional Class
Sold	2,305,737	2,455,160
Distributions reinvested	181,151	257,658
Redeemed	(3,478,664)	(3,782,261)

Net decrease in shares outstanding	(991,776)	(1,069,443)

Class C
Sold	12,522	54,443
Distributions reinvested	9,912	12,776
Redeemed	(113,576)	(157,637)

Net decrease in shares outstanding	(91,142)	(90,418)

Advisor Class
Sold	2,488	8,093
Distributions reinvested	13,223	18,669
Redeemed	(2,340)	(194,128)

Net increase/(decrease) in shares outstanding	13,371	(167,366)

(a) Prior to May 1, 2016, Salient EM Corporate Debt Fund was known as Forward EM Corporate Debt Fund.

(b) At and prior to December 31, 2015, Salient EM Corporate Debt Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient EM Corporate Debt Fund’s change in net assets.

See Notes to Financial Statements	101	December 31, 2016

Statement of Changes in Net Assets

	Salient EM Dividend Signal Fund
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Operations:
Net investment income	$262,177	$199,121
Net realized loss(b)	(2,948,935)	(1,463,056)
Net change in unrealized appreciation/depreciation	1,404,313	(1,434,179)

Net decrease in net assets resulting from operations	(1,282,445)	(2,698,114)

Distributions to Shareholders:
From net investment income
Investor Class	(209,935)	(26,818)
Institutional Class	(104,303)	(60,921)
Advisor Class	(6,478)	(7,261)

Total distributions	(320,716)	(95,000)

Share Transactions:
Investor Class
Proceeds from sale of shares	27,331,595	18,474,700
Issued to shareholders in reinvestment of distributions	209,516	26,753
Cost of shares redeemed	(27,098,800)	(6,725,067)

Net increase from share transactions	442,311	11,776,386

Institutional Class
Proceeds from sale of shares	12,822,605	12,933,978
Issued to shareholders in reinvestment of distributions	101,529	25,653
Cost of shares redeemed	(16,546,198)	(7,673,014)

Net increase/(decrease) from share transactions	(3,622,064)	5,286,617

Advisor Class
Proceeds from sale of shares	10,503	151,969
Issued to shareholders in reinvestment of distributions	5,253	6,050
Cost of shares redeemed	(124,799)	(1,154,182)

Net decrease from share transactions	(109,043)	(996,163)

Net increase/(decrease) in net assets	$(4,891,957)	$13,273,726

Net Assets:
Beginning of period	24,506,620	11,232,894

End of period (including accumulated net investment loss of $(37,492) and $(1,957), respectively)	$19,614,663	$24,506,620

December 31, 2016	102	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient EM Dividend Signal Fund (continued)
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	3,181,670	2,092,763
Distributions reinvested	23,610	3,189
Redeemed	(3,269,305)	(770,586)

Net increase/(decrease) in shares outstanding	(64,025)	1,325,366

Institutional Class
Sold	1,499,492	1,425,184
Distributions reinvested	11,310	3,021
Redeemed	(2,010,278)	(825,756)

Net increase/(decrease) in shares outstanding	(499,476)	602,449

Advisor Class
Sold	1,240	14,179
Distributions reinvested	576	701
Redeemed	(14,392)	(111,629)

Net decrease in shares outstanding	(12,576)	(96,749)

(a) Prior to May 1, 2016, Salient EM Dividend Signal Fund was known as Forward Emerging Markets Fund.

(b) At and prior to December 31, 2015, Salient EM Dividend Signal Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient EM Dividend Signal Fund’s change in net assets.

See Notes to Financial Statements	103	December 31, 2016

Statement of Changes in Net Assets

	Salient EM Infrastructure Fund
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Operations:
Net investment income	$851,363	$1,265,083
Net realized loss(b)	(2,557,882)	(1,457,846)
Net change in unrealized appreciation/depreciation	1,299,493	(4,469,919)

Net decrease in net assets resulting from operations	(407,026)	(4,662,682)

Distributions to Shareholders:
From net investment income
Investor Class	(23,179)	(341,827)
Institutional Class	(195,579)	(296,363)
Class A	(243,191)	(271,548)
Class B	(5,004)	(9,960)
Class C	(84,425)	(78,760)
Advisor Class	(17,565)	(7,253)

Total distributions	(568,943)	(1,005,711)

Share Transactions:
Investor Class
Proceeds from sale of shares	5,858,445	30,026,104
Issued to shareholders in reinvestment of distributions	23,159	216,700
Cost of shares redeemed	(21,009,035)	(40,493,482)

Net decrease from share transactions	(15,127,431)	(10,250,678)

Institutional Class
Proceeds from sale of shares	6,712,207	11,488,718
Issued to shareholders in reinvestment of distributions	167,502	228,049
Cost of shares redeemed	(11,277,897)	(39,031,399)

Net decrease from share transactions	(4,398,188)	(27,314,632)

Class A
Proceeds from sale of shares	1,188,968	1,309,130
Issued to shareholders in reinvestment of distributions	221,645	243,889
Cost of shares redeemed	(5,852,500)	(4,999,321)

Net decrease from share transactions	(4,441,887)	(3,446,302)

Class B
Issued to shareholders in reinvestment of distributions	4,793	9,559
Cost of shares redeemed	(332,297)	(333,962)

Net decrease from share transactions	(327,504)	(324,403)

Class C
Proceeds from sale of shares	446,461	409,076
Issued to shareholders in reinvestment of distributions	78,036	73,915
Cost of shares redeemed	(1,093,766)	(1,508,209)

Net decrease from share transactions	(569,269)	(1,025,218)

Advisor Class
Proceeds from sale of shares	1,793,706	189,369
Issued to shareholders in reinvestment of distributions	3,817	6,208
Cost of shares redeemed	(115,467)	(421,744)

Net increase/(decrease) from share transactions	1,682,056	(226,167)

Net decrease in net assets	$(24,158,192)	$(48,255,793)

Net Assets:
Beginning of period	48,815,703	97,071,496

End of period (including accumulated net investment income/(loss) of $28,910 and $(71,863), respectively)	$24,657,511	$48,815,703

December 31, 2016	104	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient EM Infrastructure Fund (continued)
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	272,510	1,351,124
Distributions reinvested	1,110	10,101
Redeemed	(1,031,261)	(1,832,344)

Net decrease in shares outstanding	(757,641)	(471,119)

Institutional Class
Sold	322,280	511,789
Distributions reinvested	7,986	10,253
Redeemed	(546,428)	(1,733,974)

Net decrease in shares outstanding	(216,162)	(1,211,932)

Class A
Sold	54,831	57,556
Distributions reinvested	10,620	11,020
Redeemed	(268,154)	(219,190)

Net decrease in shares outstanding	(202,703)	(150,614)

Class B
Distributions reinvested	231	435
Redeemed	(15,449)	(14,930)

Net decrease in shares outstanding	(15,218)	(14,495)

Class C
Sold	21,558	19,089
Distributions reinvested	3,763	3,376
Redeemed	(51,825)	(67,175)

Net decrease in shares outstanding	(26,504)	(44,710)

Advisor Class
Sold	83,783	7,997
Distributions reinvested	182	270
Redeemed	(5,320)	(18,618)

Net increase/(decrease) in shares outstanding	78,645	(10,351)

(a) Prior to May 1, 2016, Salient EM Infrastructure Fund was known as Forward Global Infrastructure Fund.

(b) At and prior to December 31, 2015, Salient EM Infrastructure Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient EM Infrastructure Fund’s change in net assets.

See Notes to Financial Statements	105	December 31, 2016

Statement of Changes in Net Assets

	Salient High Yield Fund
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Operations:
Net investment income	$4,490,135	$7,539,003
Net realized gain/(loss)(b)	880,362	(10,855,125)
Net change in unrealized appreciation/depreciation	5,233,311	(973,048)

Net increase/(decrease) in net assets resulting from operations	10,603,808	(4,289,170)

Distributions to Shareholders:
From net investment income
Investor Class	(2,926,126)	(3,584,561)
Institutional Class	(1,066,174)	(3,672,487)
Class C	(29,348)	(42,563)
Class Z	(233,135)	(224,760)
From net realized gains on investments
Investor Class	—	(232,835)
Institutional Class	—	(80,223)
Class C	—	(2,858)
Class Z	—	(12,056)

Total distributions	(4,254,783)	(7,852,343)

Share Transactions:
Investor Class
Proceeds from sale of shares	36,100,780	83,555,000
Issued to shareholders in reinvestment of distributions	2,919,567	2,480,865
Cost of shares redeemed	(69,150,347)	(69,581,751)

Net increase/(decrease) from share transactions	(30,130,000)	16,454,114

Institutional Class
Proceeds from sale of shares	37,824,102	69,931,491
Issued to shareholders in reinvestment of distributions	1,041,534	2,775,923
Cost of shares redeemed	(49,390,047)	(111,234,680)

Net decrease from share transactions	(10,524,411)	(38,527,266)

Class C
Proceeds from sale of shares	45,673	7,649
Issued to shareholders in reinvestment of distributions	28,419	43,774
Cost of shares redeemed	(236,002)	(100,583)

Net decrease from share transactions	(161,910)	(49,160)

Class Z
Proceeds from sale of shares	5,299,527	4,060,000
Cost of shares redeemed	(3,357,862)	(3,179,301)

Net increase from share transactions	1,941,665	880,699

Net decrease in net assets	$(32,525,631)	$(33,383,126)

Net Assets:
Beginning of period	90,517,755	123,900,881

End of period (including accumulated net investment income/(loss) of $(18,825) and $14,613, respectively)	$57,992,124	$90,517,755

December 31, 2016	106	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient High Yield Fund (continued)
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	4,063,268	8,790,811
Distributions reinvested	330,855	268,918
Redeemed	(7,655,775)	(7,299,305)

Net increase/(decrease) in shares outstanding	(3,261,652)	1,760,424

Institutional Class
Sold	4,213,155	7,303,951
Distributions reinvested	117,664	292,254
Redeemed	(5,456,459)	(11,832,642)

Net decrease in shares outstanding	(1,125,640)	(4,236,437)

Class C
Sold	5,055	783
Distributions reinvested	3,229	4,655
Redeemed	(26,769)	(10,447)

Net decrease in shares outstanding	(18,485)	(5,009)

Class Z
Sold	599,782	422,041
Redeemed	(377,343)	(331,348)

Net increase in shares outstanding	222,439	90,693

(a) Prior to May 1, 2016, Salient High Yield Fund was known as Forward High Yield Bond Fund.

(b) At and prior to December 31, 2015, Salient High Yield Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient High Yield Fund’s change in net assets.

See Notes to Financial Statements	107	December 31, 2016

Statement of Changes in Net Assets

	Salient International Dividend Signal Fund
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Operations:
Net investment income	$9,893,721	$14,171,518
Net realized loss(b)	(19,332,677)	(33,648,184)
Capital gain distributions from other investment companies	33,657	—
Net change in unrealized appreciation/depreciation	3,950,369	3,461,742

Net decrease in net assets resulting from operations	(5,454,930)	(16,014,924)

Distributions to Shareholders:
From net investment income
Investor Class	(2,300,123)	(3,858,279)
Institutional Class	(5,201,452)	(5,293,879)
Class A	(203,615)	(176,664)
Class C	(451,117)	(377,309)
Advisor Class	(1,953,332)	(2,944,662)

Total distributions	(10,109,639)	(12,650,793)

Share Transactions:
Investor Class
Proceeds from sale of shares	69,394,787	113,099,068
Issued to shareholders in reinvestment of distributions	2,289,905	2,212,120
Cost of shares redeemed	(89,929,964)	(183,345,561)

Net decrease from share transactions	(18,245,272)	(68,034,373)

Institutional Class
Proceeds from sale of shares	43,814,088	118,191,781
Issued to shareholders in reinvestment of distributions	4,262,793	2,588,075
Cost of shares redeemed	(82,047,337)	(84,057,620)

Net increase/(decrease) from share transactions	(33,970,456)	36,722,236

Class A
Proceeds from sale of shares	2,023,852	3,653,149
Issued to shareholders in reinvestment of distributions	200,725	174,732
Cost of shares redeemed	(2,095,463)	(3,192,920)

Net increase from share transactions	129,114	634,961

Class C
Proceeds from sale of shares	2,212,989	4,613,786
Issued to shareholders in reinvestment of distributions	413,945	341,763
Cost of shares redeemed	(4,179,955)	(2,866,859)

Net increase/(decrease) from share transactions	(1,553,021)	2,088,690

Advisor Class
Proceeds from sale of shares	9,945,287	20,109,045
Issued to shareholders in reinvestment of distributions	1,934,036	2,907,748
Cost of shares redeemed	(19,238,461)	(60,137,508)

Net decrease from share transactions	(7,359,138)	(37,120,715)

Net decrease in net assets	$(76,563,342)	$(94,374,918)

Net Assets:
Beginning of period	218,397,479	312,772,397

End of period (including accumulated net investment loss of $(1,499,400) and $(1,328,952), respectively)	$141,834,137	$218,397,479

December 31, 2016	108	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient International Dividend Signal Fund (continued)
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	9,141,859	12,737,251
Distributions reinvested	307,265	256,089
Redeemed	(11,983,420)	(21,326,167)

Net decrease in shares outstanding	(2,534,296)	(8,332,827)

Institutional Class
Sold	7,079,065	16,760,431
Distributions reinvested	701,280	361,925
Redeemed	(13,531,163)	(12,027,717)

Net increase/(decrease) in shares outstanding	(5,750,818)	5,094,639

Class A
Sold	266,549	422,430
Distributions reinvested	26,965	19,783
Redeemed	(275,087)	(373,719)

Net increase in shares outstanding	18,427	68,494

Class C
Sold	293,629	537,542
Distributions reinvested	55,777	38,891
Redeemed	(554,257)	(335,882)

Net increase/(decrease) in shares outstanding	(204,851)	240,551

Advisor Class
Sold	1,601,540	2,778,666
Distributions reinvested	318,504	396,144
Redeemed	(3,126,274)	(8,191,971)

Net decrease in shares outstanding	(1,206,230)	(5,017,161)

(a) Prior to May 1, 2016, Salient International Dividend Signal Fund was known as Forward International Dividend Fund.

(b) At and prior to December 31, 2015, Salient International Dividend Signal Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient International Dividend Signal Fund’s change in net assets.

See Notes to Financial Statements	109	December 31, 2016

Statement of Changes in Net Assets

	Salient International Small Cap Fund
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Operations:
Net investment income	$3,006,178	$1,469,121
Net realized gain(b)	3,619,987	11,519,514
Net change in unrealized appreciation/depreciation	(10,259,888)	7,168,871

Net increase/(decrease) in net assets resulting from operations	(3,633,723)	20,157,506

Distributions to Shareholders:
From net investment income
Investor Class	(918,569)	(251,281)
Institutional Class	(3,909,088)	(1,570,763)
Advisor Class	(97,323)	(27,959)

Total distributions	(4,924,980)	(1,850,003)

Share Transactions:
Investor Class
Proceeds from sale of shares	6,732,609	19,194,466
Issued to shareholders in reinvestment of distributions	914,028	250,230
Cost of shares redeemed	(17,348,202)	(13,754,007)

Net increase/(decrease) from share transactions	(9,701,565)	5,690,689

Institutional Class
Proceeds from sale of shares	29,585,853	42,439,246
Issued to shareholders in reinvestment of distributions	3,347,432	1,245,795
Cost of shares redeemed	(82,519,439)	(42,128,124)

Net increase/(decrease) from share transactions	(49,586,154)	1,556,917

Advisor Class
Proceeds from sale of shares	408,075	636,780
Issued to shareholders in reinvestment of distributions	94,778	27,959
Cost of shares redeemed	(723,508)	(697,164)

Net decrease from share transactions	(220,655)	(32,425)

Net increase/(decrease) in net assets	$(68,067,077)	$25,522,684

Net Assets:
Beginning of period	189,095,374	163,572,690

End of period (including accumulated net investment loss of $(2,157,622) and $(1,284,541), respectively)	$121,028,297	$189,095,374

December 31, 2016	110	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient International Small Cap Fund (continued)
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	399,413	1,109,403
Distributions reinvested	55,598	14,291
Redeemed	(1,010,334)	(792,671)

Net increase/(decrease) in shares outstanding	(555,323)	331,023

Institutional Class
Sold	1,741,855	2,436,633
Distributions reinvested	204,112	71,269
Redeemed	(4,773,076)	(2,437,999)

Net increase/(decrease) in shares outstanding	(2,827,109)	69,903

Advisor Class
Sold	23,961	36,899
Distributions reinvested	5,772	1,598
Redeemed	(41,837)	(39,536)

Net decrease in shares outstanding	(12,104)	(1,039)

(a) Prior to May 1, 2016, Salient International Small Cap Fund was known as Forward International Small Companies Fund.

(b) At and prior to December 31, 2015, Salient International Small Cap Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient International Small Cap Fund’s change in net assets.

See Notes to Financial Statements	111	December 31, 2016

Statement of Changes in Net Assets

	Salient Tactical Growth Fund
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Operations:
Net investment loss	$(2,454,464)	$(4,253,361)
Net realized gain/(loss)(b)	21,283,452	(4,271,927)
Net change in unrealized appreciation/depreciation	(7,633,721)	(5,790,348)

Net increase/(decrease) in net assets resulting from operations	11,195,267	(14,315,636)

Distributions to Shareholders:
From net investment income
Investor Class	—	(591,834)
Institutional Class	—	(167,047)
Class A	—	(218,319)
Class C	—	(310,306)
Advisor Class	—	(1,717,508)
From net realized gains on investments
Investor Class	(39,032)	—
Institutional Class	(72,094)	—
Class A	(112,081)	—
Class C	(124,669)	—
Advisor Class	(724,394)	—

Total distributions	(1,072,270)	(3,005,014)

Share Transactions:
Investor Class
Proceeds from sale of shares	4,309,971	14,993,028
Issued to shareholders in reinvestment of distributions	38,470	588,884
Cost of shares redeemed	(108,632,050)	(33,571,226)

Net decrease from share transactions	(104,283,609)	(17,989,314)

Institutional Class
Proceeds from sale of shares	3,997,814	3,785,846
Issued to shareholders in reinvestment of distributions	72,021	166,915
Cost of shares redeemed	(13,369,877)	(24,687,210)

Net decrease from share transactions	(9,300,042)	(20,734,449)

Class A
Proceeds from sale of shares	12,368,257	9,608,277
Issued to shareholders in reinvestment of distributions	109,981	213,950
Cost of shares redeemed	(15,313,911)	(29,189,009)

Net decrease from share transactions	(2,835,673)	(19,366,782)

Class C
Proceeds from sale of shares	5,331,399	2,897,292
Issued to shareholders in reinvestment of distributions	111,784	285,850
Cost of shares redeemed	(20,328,608)	(30,861,545)

Net decrease from share transactions	(14,885,425)	(27,678,403)

Advisor Class
Proceeds from sale of shares	61,334,138	41,812,107
Issued to shareholders in reinvestment of distributions	714,123	1,678,471
Cost of shares redeemed	(139,895,950)	(222,790,716)

Net decrease from share transactions	(77,847,689)	(179,300,138)

Net decrease in net assets	$(199,029,441)	$(282,389,736)

Net Assets:
Beginning of period	577,341,413	859,731,149

End of period (including accumulated net investment income of $0 and $0, respectively)	$378,311,972	$577,341,413

December 31, 2016	112	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient Tactical Growth Fund (continued)
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	175,788	595,917
Distributions reinvested	1,477	23,424
Redeemed	(4,397,010)	(1,334,789)

Net decrease in shares outstanding	(4,219,745)	(715,448)

Institutional Class
Sold	156,354	146,314
Distributions reinvested	2,693	6,490
Redeemed	(526,256)	(957,540)

Net decrease in shares outstanding	(367,209)	(804,736)

Class A
Sold	510,237	385,052
Distributions reinvested	4,276	8,606
Redeemed	(622,674)	(1,174,897)

Net decrease in shares outstanding	(108,161)	(781,239)

Class C
Sold	228,467	119,507
Distributions reinvested	4,506	11,861
Redeemed	(861,599)	(1,270,049)

Net decrease in shares outstanding	(628,626)	(1,138,681)

Advisor Class
Sold	2,439,761	1,622,918
Distributions reinvested	26,736	65,310
Redeemed	(5,529,252)	(8,678,203)

Net decrease in shares outstanding	(3,062,755)	(6,989,975)

(a) Prior to May 1, 2016, Salient Tactical Growth Fund was known as Forward Tactical Growth Fund.

(b) At and prior to December 31, 2015, Salient Tactical Growth Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient Tactical Growth Fund’s change in net assets.

See Notes to Financial Statements	113	December 31, 2016

Statement of Changes in Net Assets

	Salient Tactical Muni & Credit Fund
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Operations:
Net investment income	$2,924,347	$3,067,696
Net realized gain(b)	1,781,934	856,868
Net change in unrealized appreciation/depreciation	(1,324,318)	42,830

Net increase in net assets resulting from operations	3,381,963	3,967,394

Distributions to Shareholders:
From net investment income
Investor Class	(1,416,306)	(1,860,580)
Institutional Class	(469,466)	(759,154)
Class A	(91,730)	(116,871)
Class C	(252,251)	(131,373)
Advisor Class	(701,060)	(217,095)

Total distributions	(2,930,813)	(3,085,073)

Share Transactions:
Investor Class
Proceeds from sale of shares	87,028,917	100,784,880
Issued to shareholders in reinvestment of distributions	1,411,501	1,401,168
Cost of shares redeemed	(113,088,840)	(94,557,131)

Net increase/(decrease) from share transactions	(24,648,422)	7,628,917

Institutional Class
Proceeds from sale of shares	25,086,179	44,723,240
Issued to shareholders in reinvestment of distributions	323,342	518,013
Cost of shares redeemed	(42,769,550)	(41,063,240)

Net increase/(decrease) from share transactions	(17,360,029)	4,178,013

Class A
Proceeds from sale of shares	2,664,860	3,563,575
Issued to shareholders in reinvestment of distributions	79,986	98,924
Cost of shares redeemed	(4,089,519)	(1,969,122)

Net increase/(decrease) from share transactions	(1,344,673)	1,693,377

Class C
Proceeds from sale of shares	9,519,269	1,211,846
Issued to shareholders in reinvestment of distributions	218,729	84,910
Cost of shares redeemed	(3,572,007)	(4,988,122)

Net increase/(decrease) from share transactions	6,165,991	(3,691,366)

Advisor Class
Proceeds from sale of shares	31,101,455	5,759,423
Issued to shareholders in reinvestment of distributions	199,970	91,190
Cost of shares redeemed	(10,121,517)	(7,301,458)

Net increase/(decrease) from share transactions	21,179,908	(1,450,845)

Net increase/(decrease) in net assets	$(15,556,075)	$9,240,417

Net Assets:
Beginning of period	111,321,426	102,081,009

End of period (including accumulated net investment income of $26,670 and $35,702, respectively)	$95,765,351	$111,321,426

December 31, 2016	114	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient Tactical Muni & Credit Fund (continued)
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015
Changes in Shares Outstanding:
Investor Class
Sold	11,294,426	13,360,898
Distributions reinvested	180,838	186,656
Redeemed	(14,521,517)	(12,604,222)

Net increase/(decrease) in shares outstanding	(3,046,253)	943,332

Institutional Class
Sold	3,269,051	5,973,618
Distributions reinvested	41,794	69,536
Redeemed	(5,512,612)	(5,517,071)

Net increase/(decrease) in shares outstanding	(2,201,767)	526,083

Class A
Sold	339,476	470,600
Distributions reinvested	10,272	13,219
Redeemed	(534,483)	(262,947)

Net increase/(decrease) in shares outstanding	(184,735)	220,872

Class C
Sold	1,235,514	160,409
Distributions reinvested	27,900	11,312
Redeemed	(459,557)	(663,777)

Net increase/(decrease) in shares outstanding	803,857	(492,056)

Advisor Class
Sold	4,048,973	768,997
Distributions reinvested	25,788	12,234
Redeemed	(1,316,254)	(978,491)

Net increase/(decrease) in shares outstanding	2,758,507	(197,260)

(a) Prior to June 1, 2016, Salient Tactical Muni & Credit Fund was known as Salient Tactical Muni Strategy Fund. Prior to May 1, 2016, Salient Tactical Muni Strategy Fund was known as Forward Credit Analysis Long/Short Fund.

(b) At and prior to December 31, 2015, Salient Tactical Muni & Credit Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient Tactical Muni & Credit Fund’s change in net assets.

See Notes to Financial Statements	115	December 31, 2016

Statement of Changes in Net Assets

	Salient US Dividend Signal Fund
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015(b)
Operations:
Net investment income	$25,487	$2,289,459
Net realized loss(c)	(745,218)	(2,005,549)
Net change in unrealized appreciation/depreciation	937,565	(861,221)

Net increase/(decrease) in net assets resulting from operations	217,834	(577,311)

Distributions to Shareholders:
From net investment income
Investor Class	(6,019)	(54,429)
Institutional Class	(10,896)	(1,693,564)
Class A	(10,704)	(457,255)
From return of capital
Investor Class	—	(4,880)
Institutional Class	—	(151,856)
Class A	—	(41,000)

Total distributions	(27,619)	(2,402,984)

Share Transactions:
Investor Class
Proceeds from sale of shares	333,935	1,245,605
Issued to shareholders in reinvestment of distributions	6,019	16,015
Cost of shares redeemed	(26,695)	(392,136)

Net increase from share transactions	313,259	869,484

Institutional Class
Proceeds from sale of shares	472,697	13,898,091
Issued to shareholders in reinvestment of distributions	9,458	1,656,238
Cost of shares redeemed	(4,102,265)	(39,092,297)

Net decrease from share transactions	(3,620,110)	(23,537,968)

Class A
Proceeds from sale of shares	283,952	5,863,558
Issued to shareholders in reinvestment of distributions	8,113	344,867
Cost of shares redeemed	(3,562,797)	(9,059,747)

Net decrease from share transactions	(3,270,732)	(2,851,322)

Net decrease in net assets	$(6,387,368)	$(28,500,101)

Net Assets:
Beginning of period	10,149,599	38,649,700

End of period (including accumulated net investment income/(loss) of $0 and $(923))	$3,762,231	$10,149,599

December 31, 2016	116	See Notes to Financial Statements

Statement of Changes in Net Assets

	Salient US Dividend Signal Fund (continued)
	Year Ended December 31, 2016(a)	Year Ended December 31, 2015(b)
Changes in Shares Outstanding:
Investor Class
Sold	12,689	47,106
Distributions reinvested	224	636
Redeemed	(1,156)	(15,748)

Net increase in shares outstanding	11,757	31,994

Institutional Class
Sold	18,643	525,774
Distributions reinvested	358	64,124
Redeemed	(181,320)	(1,527,707)

Net decrease in shares outstanding	(162,319)	(937,809)

Class A
Sold	11,257	224,895
Distributions reinvested	307	13,393
Redeemed	(151,045)	(362,995)

Net increase/(decrease) in shares outstanding	(139,481)	124,707

(a) Prior to May 1, 2016, Salient US Dividend Signal Fund was known as Forward Dynamic Income Fund.

(b) Salient US Dividend Signal Fund began offering Investor Class shares on January 2, 2015.

(c) At and prior to December 31, 2015, Salient US Dividend Signal Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on Salient US Dividend Signal Fund’s change in net assets.

See Notes to Financial Statements	117	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Adaptive Balanced Fund(a)

	Investor Class
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$12.88		$14.33	$14.91	$14.09	$12.94
Income/(Loss) from Operations:
Net investment income(c)	0.32		0.29	0.63	0.42	0.33
Net realized and unrealized gain/(loss) on investments	(0.48)		(1.40)	(0.58)	0.83	1.22

Total from Investment Operations	(0.16)		(1.11)	0.05	1.25	1.55

Less Distributions:
From investment income	(0.61)		(0.34)	(0.63)	(0.43)	(0.40)

Total Distributions	(0.61)		(0.34)	(0.63)	(0.43)	(0.40)

Net Increase/(Decrease) in Net Asset Value	(0.77)		(1.45)	(0.58)	0.82	1.15

Net Asset Value, End of Period	$12.11		$12.88	$14.33	$14.91	$14.09

Total Return	(1.23)%		(7.90)%	0.29%	8.98%	12.09%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,843		$1,607	$2,827	$3,323	$4,408
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.54%		2.07%	4.18%	2.82%	2.37%
Operating expenses including expense paid directly by the advisor(d)	0.83	%(e)	1.01%	0.82%	0.79%	0.76%
Net investment income excluding expense paid directly by the advisor	2.09%		1.97%	4.08%	2.72%	2.26%
Operating expenses excluding expense paid directly by the advisor(d)	1.28%		1.11%	0.92%	0.89%	0.87%
Portfolio Turnover Rate	100%		52%	62%	83%	89%

(a) Prior to May 1, 2016, Salient Adaptive Balanced Fund was known as Forward Growth Allocation Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

(e) Effective January 22, 2016 the Advisor agreed to limit expenses to 0.82%.

December 31, 2016	118	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Adaptive Balanced Fund(a)

	Institutional Class
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$12.87		$14.33	$14.91	$14.09	$12.94
Income/(Loss) from Operations:
Net investment income(c)	0.38		0.40	0.64	0.56	0.39
Net realized and unrealized gain/(loss) on investments	(0.47)		(1.45)	(0.51)	0.77	1.24

Total from Investment Operations	(0.09)		(1.05)	0.13	1.33	1.63

Less Distributions:
From investment income	(0.67)		(0.41)	(0.71)	(0.51)	(0.48)

Total Distributions	(0.67)		(0.41)	(0.71)	(0.51)	(0.48)

Net Increase/(Decrease) in Net Asset Value	(0.76)		(1.46)	(0.58)	0.82	1.15

Net Asset Value, End of Period	$12.11		$12.87	$14.33	$14.91	$14.09

Total Return	(0.68)%		(7.45)%	0.80%	9.54%	12.73%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,994		$9,541	$11,170	$18,203	$13,631
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.98%		2.83%	4.21%	3.78%	2.85%
Operating expenses including expense paid directly by the advisor(d)	0.34	%(e)	0.53%	0.32%	0.28%	0.26%
Net investment income excluding expense paid directly by the advisor	2.53%		2.73%	4.11%	3.68%	2.73%
Operating expenses excluding expense paid directly by the advisor(d)	0.79%		0.63%	0.42%	0.38%	0.38%
Portfolio Turnover Rate	100%		52%	62%	83%	89%

(a) Prior to May 1, 2016, Salient Adaptive Balanced Fund was known as Forward Growth Allocation Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

(e) Effective January 22, 2016 the Advisor agreed to limit expenses to 0.32%.

See Notes to Financial Statements	119	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Adaptive Balanced Fund(a)

	Class A
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$12.87		$14.32	$14.90	$14.08	$12.94
Income/(Loss) from Operations:
Net investment income(c)	0.32		0.31	0.65	0.46	0.38
Net realized and unrealized gain/(loss) on investments	(0.46)		(1.40)	(0.57)	0.81	1.19

Total from Investment Operations	(0.14)		(1.09)	0.08	1.27	1.57

Less Distributions:
From investment income	(0.63)		(0.36)	(0.66)	(0.45)	(0.43)

Total Distributions	(0.63)		(0.36)	(0.66)	(0.45)	(0.43)

Net Increase/(Decrease) in Net Asset Value	(0.77)		(1.45)	(0.58)	0.82	1.14

Net Asset Value, End of Period	$12.10		$12.87	$14.32	$14.90	$14.08

Total Return(d)	(1.10)%		(7.73)%	0.44%	9.15%	12.25%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,123		$5,365	$7,933	$10,058	$10,553
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.56%		2.18%	4.28%	3.12%	2.78%
Operating expenses including expense paid directly by the advisor(e)	0.68	%(f)	0.86%	0.67%	0.64%	0.61%
Net investment income excluding expense paid directly by the advisor	2.10%		2.08%	4.18%	3.02%	2.67%
Operating expenses excluding expense paid directly by the advisor(e)	1.14%		0.96%	0.77%	0.74%	0.72%
Portfolio Turnover Rate	100%		52%	62%	83%	89%

(a) Prior to May 1, 2016, Salient Adaptive Balanced Fund was known as Forward Growth Allocation Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

(f) Effective January 22, 2016 the Advisor agreed to limit expenses to 0.67%.

December 31, 2016	120	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Adaptive Balanced Fund(a)

	Class C
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$12.76		$14.20	$14.78	$13.96	$12.83
Income/(Loss) from Operations:
Net investment income(c)	0.21		0.22	0.53	0.34	0.27
Net realized and unrealized gain/(loss) on investments	(0.43)		(1.39)	(0.56)	0.84	1.21

Total from Investment Operations	(0.22)		(1.17)	(0.03)	1.18	1.48

Less Distributions:
From investment income	(0.55)		(0.27)	(0.55)	(0.36)	(0.35)

Total Distributions	(0.55)		(0.27)	(0.55)	(0.36)	(0.35)

Net Increase/(Decrease) in Net Asset Value	(0.77)		(1.44)	(0.58)	0.82	1.13

Net Asset Value, End of Period	$11.99		$12.76	$14.20	$14.78	$13.96

Total Return(d)	(1.73)%		(8.36)%	(0.23)%	8.49%	11.57%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,463		$5,238	$7,576	$10,881	$14,018
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	1.71%		1.56%	3.53%	2.30%	2.00%
Operating expenses including expense paid directly by the advisor(e)	1.33	%(f)	1.51%	1.32%	1.29%	1.26%
Net investment income excluding expense paid directly by the advisor	1.25%		1.46%	3.43%	2.20%	1.89%
Operating expenses excluding expense paid directly by the advisor(e)	1.79%		1.61%	1.42%	1.39%	1.37%
Portfolio Turnover Rate	100%		52%	62%	83%	89%

(a) Prior to May 1, 2016, Salient Adaptive Balanced Fund was known as Forward Growth Allocation Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

(f) Effective January 22, 2016 the Advisor agreed to limit expenses to 1.32%.

See Notes to Financial Statements	121	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Adaptive Income Fund(a)

	Investor Class
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$12.94		$14.60	$15.34		$15.33		$14.50
Income/(Loss) from Operations:
Net investment income(c)	0.47		0.56	0.77		0.70		0.67
Net realized and unrealized gain/(loss) on investments	0.34		(1.66)	(0.10)		0.03		0.88

Total from Investment Operations	0.81		(1.10)	0.67		0.73		1.55

Less Distributions:
From investment income	(0.47)		(0.56)	(0.76)		(0.67)		(0.72)
From capital gains	—		—	(0.65)		(0.05)		—
From return of capital	(0.04)		—	—		—		—

Total Distributions	(0.51)		(0.56)	(1.41)		(0.72)		(0.72)

Net Increase/(Decrease) in Net Asset Value	0.30		(1.66)	(0.74)		0.01		0.83

Net Asset Value, End of Period	$13.24		$12.94	$14.60		$15.34		$15.33

Total Return	6.39%		(7.76)%	4.34%		4.80%		11.04%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,652		$1,414	$2,326		$1,867		$1,381
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.62%		3.94%	4.94%		4.50%		4.53%
Operating expenses including expense paid directly by the advisor(d)	0.86	%(e)	0.89%	0.96	%(f)	0.99	%(g)	1.07%
Net investment income excluding expense paid directly by the advisor	2.70%		3.44%	4.72%		4.43%		4.43%
Operating expenses excluding expense paid directly by the advisor(d)	1.78%		1.39%	1.18%		1.06%		1.17%
Portfolio Turnover Rate	127%		212%	191%		95%		135%

(a) Prior to May 1, 2016, Salient Adaptive Income Fund was known as Forward Income Builder Fund. Prior to May 1, 2012, Forward Income Builder Fund was known as Forward Income Allocation Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

(e) Effective December 1, 2016, the annual expense limitation rate changed from 0.89% to 0.51%.

(f) Effective October 1, 2014, the annual expense limitation rate changed from 0.99% to 0.89%.

(g) Effective May 1, 2013, the Advisor agreed to limit expenses at 0.99%.

December 31, 2016	122	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Adaptive Income Fund(a)

	Institutional Class
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$12.96		$14.62	$15.36		$15.35		$14.51
Income/(Loss) from Operations:
Net investment income(c)	0.55		0.64	0.73		0.72		0.75
Net realized and unrealized gain/(loss) on investments	0.32		(1.67)	0.01		0.08		0.89

Total from Investment Operations	0.87		(1.03)	0.74		0.80		1.64

Less Distributions:
From investment income	(0.51)		(0.63)	(0.83)		(0.74)		(0.80)
From capital gains	—		—	(0.65)		(0.05)		—
From return of capital	(0.04)		—	—		—		—

Total Distributions	(0.55)		(0.63)	(1.48)		(0.79)		(0.80)

Net Increase/(Decrease) in Net Asset Value	0.32		(1.66)	(0.74)		0.01		0.84

Net Asset Value, End of Period	$13.28		$12.96	$14.62		$15.36		$15.35

Total Return	6.92%		(7.27)%	4.83%		5.34%		11.59%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,534		$2,893	$4,376		$8,568		$9,497
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	4.23%		4.51%	4.63%		4.62%		5.06%
Operating expenses including expense paid directly by the advisor(d)	0.36	%(e)	0.39%	0.47	%(f)	0.49	%(g)	0.57%
Net investment income excluding expense paid directly by the advisor	3.31%		4.00%	4.44%		4.55%		4.96%
Operating expenses excluding expense paid directly by the advisor(d)	1.28%		0.90%	0.66%		0.56%		0.67%
Portfolio Turnover Rate	127%		212%	191%		95%		135%

(a) Prior to May 1, 2016, Salient Adaptive Income Fund was known as Forward Income Builder Fund. Prior to May 1, 2012, Forward Income Builder Fund was known as Forward Income Allocation Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

(e) Effective December 1, 2016, the annual expense limitation rate changed from 0.39% to 0.01%.

(f) Effective October 1, 2014, the annual expense limitation rate changed from 0.49% to 0.39%.

(g) Effective May 1, 2013, the Advisor agreed to limit expenses at 0.49%.

See Notes to Financial Statements	123	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Adaptive Income Fund(a)

	Class A
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$12.95		$14.61	$15.35		$15.34		$14.51
Income/(Loss) from Operations:
Net investment income(c)	0.53		0.63	0.82		0.84		0.85
Net realized and unrealized gain/(loss) on investments	0.31		(1.70)	(0.11)		(0.07)		0.74

Total from Investment Operations	0.84		(1.07)	0.71		0.77		1.59

Less Distributions:
From investment income	(0.49)		(0.59)	(0.80)		(0.71)		(0.76)
From capital gains	—		—	(0.65)		(0.05)		—
From return of capital	(0.04)		—	—		—		—

Total Distributions	(0.53)		(0.59)	(1.45)		(0.76)		(0.76)

Net Increase/(Decrease) in Net Asset Value	0.31		(1.66)	(0.74)		0.01		0.83

Net Asset Value, End of Period	$13.26		$12.95	$14.61		$15.35		$15.34

Total Return(d)	6.73%		(7.52)%	4.58%		5.10%		11.25%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,441		$1,602	$1,958		$2,817		$693
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	4.06%		4.44%	5.26%		5.42%		5.73%
Operating expenses including expense paid directly by the advisor(e)	0.61	%(f)	0.64%	0.71	%(g)	0.74	%(h)	0.77%
Net investment income excluding expense paid directly by the advisor	3.14%		3.91%	5.04%		5.35%		5.62%
Operating expenses excluding expense paid directly by the advisor(e)	1.53%		1.17%	0.93%		0.81%		0.88%
Portfolio Turnover Rate	127%		212%	191%		95%		135%

(a) Prior to May 1, 2016, Salient Adaptive Income Fund was known as Forward Income Builder Fund. Prior to May 1, 2012, Forward Income Builder Fund was known as Forward Income Allocation Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

(f) Effective December 1, 2016, the annual expense limitation rate changed from 0.64% to 0.26%.

(g) Effective October 1, 2014, the annual expense limitation rate changed from 0.74% to 0.64%.

(h) Effective May 1, 2013, the Advisor agreed to limit expenses at 0.74%.

December 31, 2016	124	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Adaptive Income Fund(a)

	Class C
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$12.89		$14.54	$15.29		$15.30		$14.47
Income/(Loss) from Operations:
Net investment income(c)	0.40		0.46	0.71		0.62		0.62
Net realized and unrealized gain/(loss) on investments	0.33		(1.62)	(0.11)		0.02		0.86

Total from Investment Operations	0.73		(1.16)	0.60		0.64		1.48

Less Distributions:
From investment income	(0.42)		(0.49)	(0.70)		(0.60)		(0.65)
From capital gains	—		—	(0.65)		(0.05)		—
From return of capital	(0.04)		—	—		—		—

Total Distributions	(0.46)		(0.49)	(1.35)		(0.65)		(0.65)

Net Increase/(Decrease) in Net Asset Value	0.27		(1.65)	(0.75)		(0.01)		0.83

Net Asset Value, End of Period	$13.16		$12.89	$14.54		$15.29		$15.30

Total Return(d)	5.88%		(8.18)%	3.86%		4.28%		10.45%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,517		$4,050	$7,768		$6,971		$5,775
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.06%		3.24%	4.54%		4.04%		4.22%
Operating expenses including expense paid directly by the advisor(e)	1.36	%(f)	1.39%	1.46	%(g)	1.48	%(h)	1.56%
Net investment income excluding expense paid directly by the advisor	2.14%		2.75%	4.32%		3.96%		4.12%
Operating expenses excluding expense paid directly by the advisor(e)	2.28%		1.88%	1.68%		1.56%		1.66%
Portfolio Turnover Rate	127%		212%	191%		95%		135%

(a) Prior to May 1, 2016, Salient Adaptive Income Fund was known as Forward Income Builder Fund. Prior to May 1, 2012, Forward Income Builder Fund was known as Forward Income Allocation Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

(f) Effective December 1, 2016, the annual expense limitation rate changed from 1.39% to 1.01%.

(g) Effective October 1, 2014, the annual expense limitation rate changed from 1.49% to 1.39%.

(h) Effective May 1, 2013, the Advisor agreed to limit expenses at 1.49%.

See Notes to Financial Statements	125	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Adaptive US Equity Fund(a)

	Investor Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$32.02	$37.07		$34.98	$26.74	$23.09
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.35	(0.08	)(d)	(0.16)	(0.13)	(0.14)
Net realized and unrealized gain/(loss) on investments	2.65	(0.30)		4.04	8.37	3.79

Total from Investment Operations	3.00	(0.38)		3.88	8.24	3.65

Less Distributions:
From investment income	(0.35)	—		—	—	—
From capital gains	(2.60)	(4.67)		(1.79)	—	—

Total Distributions	(2.95)	(4.67)		(1.79)	—	—

Net Increase/(Decrease) in Net Asset Value	0.05	(5.05)		2.09	8.24	3.65

Net Asset Value, End of Period	$32.07	$32.02		$37.07	$34.98	$26.74

Total Return	9.41%	(1.24)%		11.14%	30.88%	15.72%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,700	$2,056		$1,976	$1,828	$1,950
Ratios to Average Net Assets:
Net investment income/(loss)	1.07%	(0.22)%		(0.45)%	(0.43)%	(0.56)%
Operating expenses including reimbursement/waiver	1.25%	1.25%		1.25%	1.25%	1.38	%(e)(f)
Operating expenses excluding reimbursement/waiver	1.72%	1.60%		1.50%	1.42%	1.38%
Portfolio Turnover Rate	359%	42%		53%	218%	154%

(a) Prior to May 1, 2016, Salient Adaptive US Equity Fund was known as Forward Total MarketPlus Fund. Prior to May 1, 2013, Forward Total MarketPlus Fund was known as Forward Extended MarketPlus Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e) Affiliated management fee waiver represents less than 0.005%.

(f) Effective November 1, 2012, the Advisor agreed to limit expenses at 1.25%.

December 31, 2016	126	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Adaptive US Equity Fund(a)

	Institutional Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$34.92	$39.91	$37.39	$28.47	$24.51
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.57	0.05	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain/(loss) on investments	2.86	(0.33)	4.35	8.96	4.00

Total from Investment Operations	3.43	(0.28)	4.31	8.92	3.96

Less Distributions:
From investment income	(0.49)	(0.04)	—	—	—
From capital gains	(2.60)	(4.67)	(1.79)	—	—

Total Distributions	(3.09)	(4.71)	(1.79)	—	—

Net Increase/(Decrease) in Net Asset Value	0.34	(4.99)	2.52	8.92	3.96

Net Asset Value, End of Period	$35.26	$34.92	$39.91	$37.39	$28.47

Total Return	9.87%	(0.89)%	11.55%	31.33%	16.16%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,787	$10,868	$15,122	$21,636	$25,416
Ratios to Average Net Assets:
Net investment income/(loss)	1.57%	0.13%	(0.09)%	(0.11)%	(0.15)%
Operating expenses including reimbursement/waiver	0.85%	0.85%	0.85%	0.85%	0.99	%(d)(e)
Operating expenses excluding reimbursement/waiver	1.32%	1.19%	1.09%	1.02%	0.99%
Portfolio Turnover Rate	359%	42%	53%	218%	154%

(a) Prior to May 1, 2016, Salient Adaptive US Equity Fund was known as Forward Total MarketPlus Fund. Prior to May 1, 2013, Forward Total MarketPlus Fund was known as Forward Extended MarketPlus Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Affiliated management fee waiver represents less than 0.005%.

(e) Effective November 1, 2012, the Advisor agreed to limit expenses at 0.85%.

See Notes to Financial Statements	127	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Adaptive US Equity Fund(a)

	Class Z
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$35.13	$40.08	$37.50	$28.53	$24.52
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.54	0.11	0.01 (d)	(0.03)	(0.01)
Net realized and unrealized gain/(loss) on investments	2.94	(0.33)	4.36	9.00	4.02

Total from Investment Operations	3.48	(0.22)	4.37	8.97	4.01

Less Distributions:
From investment income	(0.52)	(0.06)	—	—	—
From capital gains	(2.60)	(4.67)	(1.79)	—	—

Total Distributions	(3.12)	(4.73)	(1.79)	—	—

Net Increase/(Decrease) in Net Asset Value	0.36	(4.95)	2.58	8.97	4.01

Net Asset Value, End of Period	$35.49	$35.13	$40.08	$37.50	$28.53

Total Return	9.96%	(0.76)%	11.67%	31.53%	16.27%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,348	$8,772	$11,749	$17,511	$2,068
Ratios to Average Net Assets:
Net investment income/(loss)	1.50%	0.26%	0.02%	(0.10)%	(0.03)%
Operating expenses including reimbursement/waiver	0.75%	0.75%	0.75%	0.75%	0.89	%(e)(f)
Operating expenses excluding reimbursement/waiver	1.20%	1.10%	0.98%	0.90%	0.90%
Portfolio Turnover Rate	359%	42%	53%	218%	154%

(a) Prior to May 1, 2016, Salient Adaptive US Equity Fund was known as Forward Total MarketPlus Fund. Prior to May 1, 2013, Forward Total MarketPlus Fund was known as Forward Extended MarketPlus Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e) Affiliated management fee waiver represents less than 0.005%.

(f) Effective November 1, 2012, the Advisor agreed to limit expenses at 0.75%.

December 31, 2016	128	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient EM Corporate Debt Fund(a)

	Investor Class
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$7.62		$8.76	$9.41		$9.98		$9.10
Income/(Loss) from Operations:
Net investment income(c)	0.44		0.59	0.70		0.65		0.62
Net realized and unrealized gain/(loss) on investments	(0.08)		(1.15)	(0.76)		(0.62)		0.70

Total from Investment Operations	0.36		(0.56)	(0.06)		0.03		1.32

Less Distributions:
From investment income	(0.43)		(0.58)	(0.59)		(0.60)		(0.44)
From return of capital	(0.10)		—	—		—		—

Total Distributions	(0.53)		(0.58)	(0.59)		(0.60)		(0.44)

Net Increase/(Decrease) in Net Asset Value	(0.17)		(1.14)	(0.65)		(0.57)		0.88

Net Asset Value, End of Period	$7.45		$7.62	$8.76		$9.41		$9.98

Total Return	4.88%		(6.63)%	(0.76)%		0.48%		14.63%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$49,540		$158,605	$346,733		$304,150		$168,003
Ratios to Average Net Assets (excluding interest and short sales expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	5.97%		7.05%	7.62%		6.78%		6.37%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.75	%(d)	1.43%	1.36	%(e)	1.34	%(f)	1.35%
Operating expenses excluding reimbursement/waiver	1.75%		n/a	1.36%		1.35%		1.36%
Ratios to Average Net Assets (including interest and short sales expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	5.77%		6.96%	7.46%		6.69%		n/a
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.95	%(d)	1.52%	1.52	%(e)	1.42	%(f)	n/a
Operating expenses excluding reimbursement/waiver	1.95%		n/a	1.52%		1.44%		n/a
Portfolio Turnover Rate	130%		42%	70%		85%		91%

(a) Prior to May 1, 2016, Salient EM Corporate Debt Fund was known as Forward EM Corporate Debt Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective December 1, 2016, the Advisor agreed to limit expenses to 1.85%.

(e) Effective May 1, 2014, the expense limitation agreement expired.

(f) Effective May 1, 2013, the annual expense limitation rate changed from 1.39% to 1.34%.

See Notes to Financial Statements	129	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient EM Corporate Debt Fund(a)

	Institutional Class
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$7.55		$8.69	$9.35		$9.91	$9.04
Income/(Loss) from Operations:
Net investment income(c)	0.42		0.62	0.72		0.67	0.65
Net realized and unrealized gain/(loss) on investments	(0.03)		(1.14)	(0.75)		(0.60)	0.70

Total from Investment Operations	0.39		(0.52)	(0.03)		0.07	1.35

Less Distributions:
From investment income	(0.46)		(0.62)	(0.63)		(0.63)	(0.48)
From return of capital	(0.10)		—	—		—	—

Total Distributions	(0.56)		(0.62)	(0.63)		(0.63)	(0.48)

Net Increase/(Decrease) in Net Asset Value	(0.17)		(1.14)	(0.66)		(0.56)	0.87

Net Asset Value, End of Period	$7.38		$7.55	$8.69		$9.35	$9.91

Total Return	5.31%		(6.43)%	(0.42)%		0.92%	15.06%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$20,065		$28,026	$41,555		$35,001	$33,773
Ratios to Average Net Assets (excluding interest and short sales expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	5.85%		7.44%	7.92%		6.99%	6.67%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.44	%(d)	1.09%	1.01	%(e)	0.98%	0.99%
Operating expenses excluding reimbursement/waiver	1.44%		n/a	1.01%		0.98%	1.01%
Ratios to Average Net Assets (including interest and short sales expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	5.65%		7.35%	7.76%		6.90%	n/a
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.64	%(d)	1.18%	1.17	%(e)	1.06%	n/a
Operating expenses excluding reimbursement/waiver	1.64%		n/a	1.17%		1.06%	n/a
Portfolio Turnover Rate	130%		42%	70%		85%	91%

(a) Prior to May 1, 2016, Salient EM Corporate Debt Fund was known as Forward EM Corporate Debt Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective December 1, 2016, the Advisor agreed to limit expenses to 1.50%.

(e) Effective May 1, 2014, the expense limitation agreement expired.

December 31, 2016	130	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient EM Corporate Debt Fund(a)

	Class C
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$7.66		$8.79	$9.45		$10.01	$9.13
Income/(Loss) from Operations:
Net investment income(c)	0.38		0.54	0.64		0.58	0.54
Net realized and unrealized gain/(loss) on investments	(0.06)		(1.15)	(0.76)		(0.60)	0.73

Total from Investment Operations	0.32		(0.61)	(0.12)		(0.02)	1.27

Less Distributions:
From investment income	(0.42)		(0.52)	(0.54)		(0.54)	(0.39)
From return of capital	(0.09)		—	—		—	—

Total Distributions	(0.51)		(0.52)	(0.54)		(0.54)	(0.39)

Net Increase/(Decrease) in Net Asset Value	(0.19)		(1.13)	(0.66)		(0.56)	0.88

Net Asset Value, End of Period	$7.47		$7.66	$8.79		$9.45	$10.01

Total Return(d)	4.23%		(7.15)%	(1.44)%		(0.03)%	13.99%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$482		$1,191	$2,162		$1,915	$1,695
Ratios to Average Net Assets (excluding interest and short sales expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	5.20%		6.43%	7.00%		6.04%	5.56%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.40	%(e)	2.03%	1.96	%(f)	1.93%	1.94%
Operating expenses excluding reimbursement/waiver	2.40%		n/a	1.96%		1.93%	2.03%
Ratios to Average Net Assets (including interest and short sales expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	5.00%		6.34%	6.84%		5.95%	n/a
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.60	%(e)	2.12%	2.12	%(f)	2.02%	n/a
Operating expenses excluding reimbursement/waiver	2.60%		n/a	2.12%		2.02%	n/a
Portfolio Turnover Rate	130%		42%	70%		85%	91%

(a) Prior to May 1, 2016, Salient EM Corporate Debt Fund was known as Forward EM Corporate Debt Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective December 1, 2016, the Advisor agreed to limit expenses to 2.45%.

(f) Effective May 1, 2014, the expense limitation agreement expired.

See Notes to Financial Statements	131	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient EM Corporate Debt Fund(a)

	Advisor Class(b)
	Year Ended December 31, 2016		Year Ended December 31, 2015(c)	Period Ended December 31, 2014
Net Asset Value, Beginning of Period	$7.55		$8.68	$9.28
Income/(Loss) from Operations:
Net investment income(d)	0.40		0.61	0.67
Net realized and unrealized loss on investments	(0.02)		(1.13)	(0.80)

Total from Investment Operations	0.38		(0.52)	(0.13)

Less Distributions:
From investment income	(0.46)		(0.61)	(0.47)
From return of capital	(0.10)		—	—

Total Distributions	(0.56)		(0.61)	(0.47)

Net Decrease in Net Asset Value	(0.18)		(1.13)	(0.60)

Net Asset Value, End of Period	$7.37		$7.55	$8.68

Total Return	5.14%		(6.38)%	(1.43	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,363		$1,295	$2,943
Ratios to Average Net Assets (excluding interest and short sales expense):
Net investment income including reimbursement/waiver	5.50%		7.32%	7.34	%(f)
Operating expenses including reimbursement/waiver	1.49	%(g)	1.13%	1.05	%(f)
Operating expenses excluding reimbursement/waiver	1.49%		n/a	n/a
Ratios to Average Net Assets (including interest and short sales expense):
Net investment income including reimbursement/waiver	5.30%		7.23%	7.18	%(f)
Operating expenses including reimbursement/waiver	1.69	%(g)	1.22%	1.21	%(f)
Operating expenses excluding reimbursement/waiver	1.69%		n/a	n/a
Portfolio Turnover Rate	130%		42%	70	%(e)(h)

(a) Prior to May 1, 2016, Salient EM Corporate Debt Fund was known as Forward EM Corporate Debt Fund.

(b) The Fund began offering Advisor class shares on May 1, 2014.

(c) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Effective December 1, 2016, the Advisor agreed to limit expenses to 1.55%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2014.

December 31, 2016	132	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient EM Dividend Signal Fund(a)

	Investor Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$8.37	$10.24	$10.59	$10.58		$9.55
Income/(Loss) from Operations:
Net investment income(c)	0.13	0.10	0.13	0.16		0.07
Net realized and unrealized gain/(loss) on investments	(0.02)	(1.95)	(0.29)	0.00	(d)	1.64

Total from Investment Operations	0.11	(1.85)	(0.16)	0.16		1.71

Less Distributions:
From investment income	(0.12)	(0.02)	(0.19)	(0.15)		(0.01)
From capital gains	—	—	—	—		(0.67)

Total Distributions	(0.12)	(0.02)	(0.19)	(0.15)		(0.68)

Net Increase/(Decrease) in Net Asset Value	(0.01)	(1.87)	(0.35)	0.01		1.03

Net Asset Value, End of Period	$8.36	$8.37	$10.24	$10.59		$10.58

Total Return	1.23%	(18.11)%	(1.52)%	1.54%		18.14%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$13,655	$14,208	$3,819	$4,898		$5,934
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.48%	1.07%	1.20%	1.45%		0.65%
Operating expenses including reimbursement/waiver	1.74%	1.74%	1.74%	1.76	%(d)	1.80	%(e)
Operating expenses excluding reimbursement/waiver	2.56%	2.56%	2.46%	2.55%		2.78%
Portfolio Turnover Rate	253%	85%	72%	88%		150%

(a) Prior to May 1, 2016, Salient EM Dividend Signal Fund was known as Forward Emerging Markets Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective May 1, 2013, the annual expense limitation rate changed from 1.79% to 1.74%.

(e) Effective May 1, 2012, the annual expense limitation rate changed from 1.79% to 1.89%. Effective September 1, 2012, the annual expense limitation rate changed from 1.89% to 1.79%.

See Notes to Financial Statements	133	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient EM Dividend Signal Fund(a)

	Institutional Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$8.46	$10.38	$10.72	$10.67	$9.76
Income/(Loss) from Operations:
Net investment income(c)	0.14	0.20	0.15	0.18	0.13
Net realized and unrealized gain/(loss) on investments	0.01 (d)	(2.07)	(0.27)	0.03	1.67

Total from Investment Operations	0.15	(1.87)	(0.12)	0.21	1.80

Less Distributions:
From investment income	(0.15)	(0.05)	(0.22)	(0.16)	(0.22)
From capital gains	—	—	—	—	(0.67)

Total Distributions	(0.15)	(0.05)	(0.22)	(0.16)	(0.89)

Net Increase/(Decrease) in Net Asset Value	—	(1.92)	(0.34)	0.05	0.91

Net Asset Value, End of Period	$8.46	$8.46	$10.38	$10.72	$10.67

Total Return	1.64%	(17.97)%	(1.12)%	1.97%	18.65%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,650	$9,881	$5,862	$7,033	$4,517
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.61%	1.99%	1.35%	1.64%	1.25%
Operating expenses including reimbursement/waiver	1.39%	1.39%	1.39%	1.39%	1.41	%(e)
Operating expenses excluding reimbursement/waiver	2.20%	2.29%	2.14%	2.04%	2.22%
Portfolio Turnover Rate	253%	85%	72%	88%	150%

(a) Prior to May 1, 2016, Salient EM Dividend Signal Fund was known as Forward Emerging Markets Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e) Effective May 1, 2012, the annual expense limitation rate changed from 1.39% to 1.49%. Effective September 1, 2012, the annual expense limitation rate changed from 1.49% to 1.39%.

December 31, 2016	134	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient EM Dividend Signal Fund(a)

	Advisor Class(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015(c)	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$8.60	$10.68	$11.03	$10.98		$9.86
Income/(Loss) from Operations:
Net investment income(d)	0.18	0.19	0.16	0.18		0.15
Net realized and unrealized gain/(loss) on investments	(0.03)	(2.12)	(0.30)	0.03		1.67

Total from Investment Operations	0.15	(1.93)	(0.14)	0.21		1.82

Less Distributions:
From investment income	(0.17)	(0.15)	(0.21)	(0.16)		(0.03)
From capital gains	—	—	—	—		(0.67)

Total Distributions	(0.17)	(0.15)	(0.21)	(0.16)		(0.70)

Net Increase/(Decrease) in Net Asset Value	(0.02)	(2.08)	(0.35)	0.05		1.12

Net Asset Value, End of Period	$8.58	$8.60	$10.68	$11.03		$10.98

Total Return	1.58%	(18.06)%	(1.22)%	1.90%		18.71%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$309	$418	$1,552	$1,253		$697
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	2.07%	1.79%	1.40%	1.60%		1.42%
Operating expenses including reimbursement/waiver	1.44%	1.44%	1.44%	1.43	%(e)	1.39	%(f)
Operating expenses excluding reimbursement/waiver	2.32%	2.35%	2.18%	2.08%		2.72%
Portfolio Turnover Rate	253%	85%	72%	88%		150%

(a) Prior to May 1, 2016, Salient EM Dividend Signal Fund was known as Forward Emerging Markets Fund.

(b) Prior to May 1, 2013, Advisor Class was known as Class M.

(c) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(d) Per share amounts are based upon average shares outstanding.

(e) Effective May 1, 2013, the annual expense limitation rate changed from 1.39% to 1.44%.

(f) Effective May 1, 2012, the annual expense limitation rate changed from 1.39% to 1.49%. Effective September 1, 2012, the annual expense limitation rate changed from 1.49% to 1.39%.

See Notes to Financial Statements	135	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient EM Infrastructure Fund(a)

	Investor Class
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$20.91		$22.85	$23.17	$21.02	$18.68
Income/(Loss) from Operations:
Net investment income(c)	0.53		0.55	0.24	0.35	0.04
Net realized and unrealized gain/(loss) on investments	(0.28)		(2.06)	(0.25)	2.00	2.62

Total from Investment Operations	0.25		(1.51)	(0.01)	2.35	2.66

Less Distributions:
From investment income	(0.26)		(0.43)	(0.31)	(0.20)	(0.32)

Total Distributions	(0.26)		(0.43)	(0.31)	(0.20)	(0.32)

Net Increase/(Decrease) in Net Asset Value	(0.01)		(1.94)	(0.32)	2.15	2.34

Net Asset Value, End of Period	$20.90		$20.91	$22.85	$23.17	$21.02

Total Return	1.20%		(6.60)%	(0.17)%	11.31%	14.48%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,727		$18,572	$31,054	$11,217	$27,193
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	2.53%		2.41%	1.01%	1.62%	0.18%
Operating expenses including reimbursement/waiver	2.14	%(d)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.18%		1.87%	1.70%	1.67%	1.66%
Portfolio Turnover Rate	105%		107%	135%	101%	74%

(a) Prior to May 1, 2016, Salient EM Infrastructure Fund was known as Forward Global Infrastructure Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective December 1, 2016, the Advisor agreed to limit expenses to 1.55%.

December 31, 2016	136	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient EM Infrastructure Fund(a)

	Institutional Class
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$21.09		$23.03	$23.32	$21.10	$18.72
Income/(Loss) from Operations:
Net investment income(c)	0.70		0.58	0.31	0.40	0.32
Net realized and unrealized gain/(loss) on investments	(0.38)		(2.01)	(0.24)	2.04	2.42

Total from Investment Operations	0.32		(1.43)	0.07	2.44	2.74

Less Distributions:
From investment income	(0.58)		(0.51)	(0.36)	(0.22)	(0.36)

Total Distributions	(0.58)		(0.51)	(0.36)	(0.22)	(0.36)

Net Increase/(Decrease) in Net Asset Value	(0.26)		(1.94)	(0.29)	2.22	2.38

Net Asset Value, End of Period	$20.83		$21.09	$23.03	$23.32	$21.10

Total Return	1.53%		(6.22)%	0.17%	11.69%	14.95%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,136		$11,783	$40,774	$39,347	$90,441
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	3.27%		2.52%	1.30%	1.86%	1.61%
Operating expenses including reimbursement/waiver	1.87	%(d)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.93%		1.52%	1.35%	1.30%	1.23%
Portfolio Turnover Rate	105%		107%	135%	101%	74%

(a) Prior to May 1, 2016, Salient EM Infrastructure Fund was known as Forward Global Infrastructure Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective December 1, 2016, the Advisor agreed to limit expenses to 1.20%.

See Notes to Financial Statements	137	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient EM Infrastructure Fund(a)

	Class A
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$21.02		$22.98	$23.29	$21.12	$18.72
Income/(Loss) from Operations:
Net investment income(c)	0.65		0.51	0.21	0.24	0.26
Net realized and unrealized gain/(loss) on investments	(0.41)		(2.05)	(0.24)	2.11	2.43

Total from Investment Operations	0.24		(1.54)	(0.03)	2.35	2.69

Less Distributions:
From investment income	(0.49)		(0.42)	(0.28)	(0.18)	(0.29)

Total Distributions	(0.49)		(0.42)	(0.28)	(0.18)	(0.29)

Net Increase/(Decrease) in Net Asset Value	(0.25)		(1.96)	(0.31)	2.17	2.40

Net Asset Value, End of Period	$20.77		$21.02	$22.98	$23.29	$21.12

Total Return(d)	1.11%		(6.75)%	(0.19)%	11.26%	14.57%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$8,411		$12,775	$17,427	$22,524	$23,848
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	3.06%		2.23%	0.89%	1.10%	1.31%
Operating expenses including reimbursement/waiver	2.28	%(e)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.34%		1.93%	1.75%	1.74%	1.58%
Portfolio Turnover Rate	105%		107%	135%	101%	74%

(a) Prior to May 1, 2016, Salient EM Infrastructure Fund was known as Forward Global Infrastructure Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective December 1, 2016, the Advisor agreed to limit expenses to 1.60%.

December 31, 2016	138	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient EM Infrastructure Fund(a)

	Class B
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$20.91		$22.88	$23.21	$21.10	$18.73
Income/(Loss) from Operations:
Net investment income(c)	0.53		0.40	0.08	0.11	0.13
Net realized and unrealized gain/(loss) on investments	(0.41)		(2.06)	(0.24)	2.11	2.42

Total from Investment Operations	0.12		(1.66)	(0.16)	2.22	2.55

Less Distributions:
From investment income	(0.38)		(0.31)	(0.17)	(0.11)	(0.18)

Total Distributions	(0.38)		(0.31)	(0.17)	(0.11)	(0.18)

Net Increase/(Decrease) in Net Asset Value	(0.26)		(1.97)	(0.33)	2.11	2.37

Net Asset Value, End of Period	$20.65		$20.91	$22.88	$23.21	$21.10

Total Return(d)	0.58%		(7.26)%	(0.73)%	10.61%	13.78%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$202		$523	$903	$1,288	$1,608
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.51%		1.74%	0.32%	0.50%	0.65%
Operating expenses including reimbursement/waiver	2.82	%(e)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.87%		2.48%	2.30%	2.32%	2.23%
Portfolio Turnover Rate	105%		107%	135%	101%	74%

(a) Prior to May 1, 2016, Salient EM Infrastructure Fund was known as Forward Global Infrastructure Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective December 1, 2016, the Advisor agreed to limit expenses to 2.15%.

See Notes to Financial Statements	139	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient EM Infrastructure Fund(a)

	Class C
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$20.94		$22.92	$23.25	$21.14	$18.77
Income/(Loss) from Operations:
Net investment income(c)	0.53		0.38	0.08	0.11	0.13
Net realized and unrealized gain/(loss) on investments	(0.41)		(2.05)	(0.23)	2.11	2.43

Total from Investment Operations	0.12		(1.67)	(0.15)	2.22	2.56

Less Distributions:
From investment income	(0.40)		(0.31)	(0.18)	(0.11)	(0.19)

Total Distributions	(0.40)		(0.31)	(0.18)	(0.11)	(0.19)

Net Increase/(Decrease) in Net Asset Value	(0.28)		(1.98)	(0.33)	2.11	2.37

Net Asset Value, End of Period	$20.66		$20.94	$22.92	$23.25	$21.14

Total Return(d)	0.57%		(7.24)%	(0.75)%	10.60%	13.78%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,353		$4,966	$6,459	$7,350	$8,223
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.48%		1.66%	0.35%	0.51%	0.63%
Operating expenses including reimbursement/waiver	2.83	%(e)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.90%		2.48%	2.30%	2.32%	2.23%
Portfolio Turnover Rate	105%		107%	135%	101%	74%

(a) Prior to May 1, 2016, Salient EM Infrastructure Fund was known as Forward Global Infrastructure Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective December 1, 2016, the Advisor agreed to limit expenses to 2.15%.

December 31, 2016	140	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient EM Infrastructure Fund(a)

	Advisor Class
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$21.05		$23.01	$23.30	$21.10	$18.72
Income/(Loss) from Operations:
Net investment income(c)	0.75		0.70	0.32	0.44	0.29
Net realized and unrealized gain/(loss) on investments	(0.44)		(2.16)	(0.26)	1.98	2.45

Total from Investment Operations	0.31		(1.46)	0.06	2.42	2.74

Less Distributions:
From investment income	(0.58)		(0.50)	(0.35)	(0.22)	(0.36)

Total Distributions	(0.58)		(0.50)	(0.35)	(0.22)	(0.36)

Net Increase/(Decrease) in Net Asset Value	(0.27)		(1.96)	(0.29)	2.20	2.38

Net Asset Value, End of Period	$20.78		$21.05	$23.01	$23.30	$21.10

Total Return	1.46%		(6.41)%	0.18%	11.63%	14.89%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,829		$197	$454	$432	$3,694
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	3.44%		3.00%	1.29%	2.00%	1.45%
Operating expenses including reimbursement/waiver	1.79	%(d)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.06%		1.57%	1.38%	1.29%	1.24%
Portfolio Turnover Rate	105%		107%	135%	101%	74%

(a) Prior to May 1, 2016, Salient EM Infrastructure Fund was known as Forward Global Infrastructure Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective December 1, 2016, the Advisor agreed to limit expenses to 1.25%.

See Notes to Financial Statements	141	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient High Yield Fund(a)

	Investor Class
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$8.71		$9.71	$10.35	$10.41	$9.73
Income/(Loss) from Operations:
Net investment income(c)	0.48		0.52	0.52	0.56	0.63
Net realized and unrealized gain/(loss) on investments	0.58		(0.96)	(0.35)	0.07	0.72

Total from Investment Operations	1.06		(0.44)	0.17	0.63	1.35

Less Distributions:
From investment income	(0.43)		(0.53)	(0.53)	(0.56)	(0.67)
From capital gains	—		(0.03)	(0.28)	(0.13)	—

Total Distributions	(0.43)		(0.56)	(0.81)	(0.69)	(0.67)

Net Increase/(Decrease) in Net Asset Value	0.63		(1.00)	(0.64)	(0.06)	0.68

Net Asset Value, End of Period	$9.34		$8.71	$9.71	$10.35	$10.41

Total Return	12.51%		(4.81)%	1.50%	6.19%	14.24%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$40,184		$65,898	$56,326	$61,903	$25,482
Ratios to Average Net Assets (excluding interest and short sales expense):
Net investment income including reimbursement/waiver	5.54%		5.44%	5.02%	5.35%	6.15%
Operating expenses including reimbursement/waiver	1.40	%(d)	1.28%	1.23%	1.21%	1.22%
Operating expenses excluding reimbursement/waiver	1.42%		n/a	n/a	n/a	n/a
Ratios to Average Net Assets (including interest and short sales expense):
Net investment income including reimbursement/waiver	5.34%		n/a	n/a	n/a	n/a
Operating expenses including reimbursement/waiver	1.60	%(d)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.62%		n/a	n/a	n/a	n/a
Portfolio Turnover Rate	91%		178%	206%	198%	210%

(a) Prior to May 1, 2016, Salient High Yield Fund was known as Forward High Yield Bond Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective December 1, 2016, the Advisor agreed to limit expenses to 1.40%.

December 31, 2016	142	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient High Yield Fund(a)

	Institutional Class
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$8.69		$9.67	$10.32	$10.38	$9.70
Income/(Loss) from Operations:
Net investment income(c)	0.49		0.57	0.56	0.60	0.70
Net realized and unrealized gain/(loss) on investments	0.60		(0.95)	(0.36)	0.07	0.68

Total from Investment Operations	1.09		(0.38)	0.20	0.67	1.38

Less Distributions:
From investment income	(0.46)		(0.57)	(0.57)	(0.60)	(0.70)
From capital gains	—		(0.03)	(0.28)	(0.13)	—

Total Distributions	(0.46)		(0.60)	(0.85)	(0.73)	(0.70)

Net Increase/(Decrease) in Net Asset Value	0.63		(0.98)	(0.65)	(0.06)	0.68

Net Asset Value, End of Period	$9.32		$8.69	$9.67	$10.32	$10.38

Total Return	13.01%		(4.24)%	1.81%	6.62%	14.71%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,839		$20,819	$64,168	$79,283	$95,212
Ratios to Average Net Assets (excluding interest and short sales expense):
Net investment income including reimbursement/waiver	5.73%		5.95%	5.41%	5.76%	6.88%
Operating expenses including reimbursement/waiver	1.01	%(d)	0.85%	0.83%	0.81%	0.83%
Operating expenses excluding reimbursement/waiver	1.03%		n/a	n/a	n/a	n/a
Ratios to Average Net Assets (including interest and short sales expense):
Net investment income including reimbursement/waiver	5.53%		n/a	n/a	n/a	n/a
Operating expenses including reimbursement/waiver	1.21	%(d)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.23%		n/a	n/a	n/a	n/a
Portfolio Turnover Rate	91%		178%	206%	198%	210%

(a) Prior to May 1, 2016, Salient High Yield Fund was known as Forward High Yield Bond Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective December 1, 2016, the Advisor agreed to limit expenses to 1.00%.

See Notes to Financial Statements	143	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient High Yield Fund(a)

	Class C
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$8.68		$9.67	$10.32	$10.38	$9.70
Income/(Loss) from Operations:
Net investment income(c)	0.40		0.47	0.47	0.51	0.60
Net realized and unrealized gain/(loss) on investments	0.61		(0.95)	(0.36)	0.06	0.69

Total from Investment Operations	1.01		(0.48)	0.11	0.57	1.29

Less Distributions:
From investment income	(0.38)		(0.48)	(0.48)	(0.50)	(0.61)
From capital gains	—		(0.03)	(0.28)	(0.13)	—

Total Distributions	(0.38)		(0.51)	(0.76)	(0.63)	(0.61)

Net Increase/(Decrease) in Net Asset Value	0.63		(0.99)	(0.65)	(0.06)	0.68

Net Asset Value, End of Period	$9.31		$8.68	$9.67	$10.32	$10.38

Total Return(d)	12.01%		(5.20)%	0.89%	5.67%	13.69%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$641		$759	$894	$1,258	$1,241
Ratios to Average Net Assets (excluding interest and short sales expense):
Net investment income including reimbursement/waiver	4.74%		4.95%	4.51%	4.85%	5.96%
Operating expenses including reimbursement/waiver	1.91	%(e)	1.78%	1.73%	1.71%	1.73%
Operating expenses excluding reimbursement/waiver	1.94%		n/a	n/a	n/a	n/a
Ratios to Average Net Assets (including interest and short sales expense):
Net investment income including reimbursement/waiver	4.54%		n/a	n/a	n/a	n/a
Operating expenses including reimbursement/waiver	2.11	%(e)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.14%		n/a	n/a	n/a	n/a
Portfolio Turnover Rate	91%		178%	206%	198%	210%

(a) Prior to May 1, 2016, Salient High Yield Fund was known as Forward High Yield Bond Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective December 1, 2016, the Advisor agreed to limit expenses to 1.90%.

December 31, 2016	144	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient High Yield Fund(a)

	Class Z
	Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$8.67		$9.66	$10.31	$10.37	$9.69
Income/(Loss) from Operations:
Net investment income(c)	0.47		0.56	0.58	0.62	0.71
Net realized and unrealized gain/(loss) on investments	0.62		(0.94)	(0.37)	0.06	0.69

Total from Investment Operations	1.09		(0.38)	0.21	0.68	1.40

Less Distributions:
From investment income	(0.47)		(0.58)	(0.58)	(0.61)	(0.72)
From capital gains	—		(0.03)	(0.28)	(0.13)	—

Total Distributions	(0.47)		(0.61)	(0.86)	(0.74)	(0.72)

Net Increase/(Decrease) in Net Asset Value	0.62		(0.99)	(0.65)	(0.06)	0.68

Net Asset Value, End of Period	$9.29		$8.67	$9.66	$10.31	$10.37

Total Return	13.16%		(4.24)%	1.92%	6.74%	14.84%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,329		$3,042	$2,513	$11,821	$15,184
Ratios to Average Net Assets (excluding interest and short sales expense):
Net investment income including reimbursement/waiver	5.51%		5.95%	5.53%	5.90%	7.07%
Operating expenses including reimbursement/waiver	0.92	%(d)	0.77%	0.73%	0.71%	0.73%
Operating expenses excluding reimbursement/waiver	0.96%		n/a	n/a	n/a	n/a
Ratios to Average Net Assets (including interest and short sales expense):
Net investment income including reimbursement/waiver	5.31%		n/a	n/a	n/a	n/a
Operating expenses including reimbursement/waiver	1.12	%(d)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.16%		n/a	n/a	n/a	n/a
Portfolio Turnover Rate	91%		178%	206%	198%	210%

(a) Prior to May 1, 2016, Salient High Yield Fund was known as Forward High Yield Bond Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective December 1, 2016, the Advisor agreed to limit expenses to 0.90%.

See Notes to Financial Statements	145	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient International Dividend Signal Fund(a)

	Investor Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$7.94	$8.78	$9.76	$9.12	$7.86
Income/(Loss) from Operations:
Net investment income(c)	0.39	0.43	0.50	0.49	0.60
Net realized and unrealized gain/(loss) on investments	(0.46)	(0.93)	(0.96)	0.59	1.07

Total from Investment Operations	(0.07)	(0.50)	(0.46)	1.08	1.67

Less Distributions:
From investment income	(0.38)	(0.34)	(0.52)	(0.44)	(0.41)

Total Distributions	(0.38)	(0.34)	(0.52)	(0.44)	(0.41)

Net Increase/(Decrease) in Net Asset Value	(0.45)	(0.84)	(0.98)	0.64	1.26

Net Asset Value, End of Period	$7.49	$7.94	$8.78	$9.76	$9.12

Total Return	(0.79)%	(6.03)%	(4.96)%	12.14%	21.54%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$38,716	$61,163	$140,810	$110,117	$48,875
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.29%	5.03%	5.35%	5.22%	7.01%
Operating expenses including reimbursement/waiver	1.34%	1.34%	1.34%	1.34%	1.36	%(d)
Operating expenses excluding reimbursement/waiver	1.60%	1.49%	1.45%	1.46%	1.69%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.15%	4.90%	5.26%	5.11%	n/a
Operating expenses including reimbursement/waiver	1.48%	1.47%	1.43%	1.45%	n/a
Operating expenses excluding reimbursement/waiver	1.74%	1.62%	1.54%	1.57%	n/a
Portfolio Turnover Rate	90%	134%	95%	115%	92%

(a) Prior to May 1, 2016, Salient International Dividend Signal Fund was known as Forward International Dividend Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective May 1, 2012, the annual expense limitation rate changed from 1.49% to 1.34%.

December 31, 2016	146	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient International Dividend Signal Fund(a)

	Institutional Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$6.52	$7.27	$8.17	$7.70	$6.70
Income/(Loss) from Operations:
Net investment income(c)	0.36	0.38	0.45	0.42	0.57
Net realized and unrealized gain/(loss) on investments	(0.40)	(0.76)	(0.80)	0.52	0.86

Total from Investment Operations	(0.04)	(0.38)	(0.35)	0.94	1.43

Less Distributions:
From investment income	(0.40)	(0.37)	(0.55)	(0.47)	(0.43)

Total Distributions	(0.40)	(0.37)	(0.55)	(0.47)	(0.43)

Net Increase/(Decrease) in Net Asset Value	(0.44)	(0.75)	(0.90)	0.47	1.00

Net Asset Value, End of Period	$6.08	$6.52	$7.27	$8.17	$7.70

Total Return	(0.40)%	(5.65)%	(4.56)%	12.46%	21.90%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$67,056	$109,390	$84,982	$92,617	$82,719
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.86%	5.41%	5.73%	5.41%	7.78%
Operating expenses including reimbursement/waiver	0.99%	0.99%	0.99%	0.99%	1.01	%(d)
Operating expenses excluding reimbursement/waiver	1.25%	1.14%	1.10%	1.11%	1.33%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.72%	5.28%	5.64%	5.30%	n/a
Operating expenses including reimbursement/waiver	1.13%	1.12%	1.08%	1.10%	n/a
Operating expenses excluding reimbursement/waiver	1.39%	1.27%	1.19%	1.22%	n/a
Portfolio Turnover Rate	90%	134%	95%	115%	92%

(a) Prior to May 1, 2016, Salient International Dividend Signal Fund was known as Forward International Dividend Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective May 1, 2012, the annual expense limitation rate changed from 1.14% to 0.99%.

See Notes to Financial Statements	147	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient International Dividend Signal Fund(a)

	Class A(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015(c)	Year Ended December 31, 2014	Period Ended December 31, 2013
Net Asset Value, Beginning of Period	$7.94	$8.78	$9.76	$9.95
Income/(Loss) from Operations:
Net investment income(d)	0.39	0.43	0.48	0.32
Net realized and unrealized loss on investments	(0.47)	(0.94)	(0.95)	(0.19)

Total from Investment Operations	(0.08)	(0.51)	(0.47)	0.13

Less Distributions:
From investment income	(0.37)	(0.33)	(0.51)	(0.32)

Total Distributions	(0.37)	(0.33)	(0.51)	(0.32)

Net Decrease in Net Asset Value	(0.45)	(0.84)	(0.98)	(0.19)

Net Asset Value, End of Period	$7.49	$7.94	$8.78	$9.76

Total Return(e)	(0.90)%	(6.16)%	(5.09)%	1.45	%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,104	$4,204	$4,046	$2,699
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.24%	5.08%	5.16%	5.16	%(g)
Operating expenses including reimbursement/waiver	1.49%	1.49%	1.49%	1.49	%(g)
Operating expenses excluding reimbursement/waiver	1.75%	1.64%	1.60%	1.61	%(g)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.10%	4.95%	5.07%	5.05	%(g)
Operating expenses including reimbursement/waiver	1.63%	1.62%	1.58%	1.60	%(g)
Operating expenses excluding reimbursement/waiver	1.89%	1.77%	1.69%	1.72	%(g)
Portfolio Turnover Rate	90%	134%	95%	115	%(h)

(a) Prior to May 1, 2016, Salient International Dividend Signal Fund was known as Forward International Dividend Fund.

(b) The Fund began offering Class A shares on May 1, 2013.

(c) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(d) Per share amounts are based upon average shares outstanding.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2013.

December 31, 2016	148	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient International Dividend Signal Fund(a)

	Class C(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015(c)	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012
Net Asset Value, Beginning of Period	$7.92	$8.76	$9.74	$9.11	$8.31
Income/(Loss) from Operations:
Net investment income(d)	0.25	0.38	0.44	0.45	0.21
Net realized and unrealized gain/(loss) on investments	(0.36)	(0.93)	(0.95)	0.57	0.83

Total from Investment Operations	(0.11)	(0.55)	(0.51)	1.02	1.04

Less Distributions:
From investment income	(0.33)	(0.29)	(0.47)	(0.39)	(0.24)

Total Distributions	(0.33)	(0.29)	(0.47)	(0.39)	(0.24)

Net Increase/(Decrease) in Net Asset Value	(0.44)	(0.84)	(0.98)	0.63	0.80

Net Asset Value, End of Period	$7.48	$7.92	$8.76	$9.74	$9.11

Total Return(e)	(1.39)%	(6.45)%	(5.52)%	11.45%	12.56	%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,051	$11,215	$10,293	$7,629	$879
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	3.42%	4.48%	4.74%	4.84%	5.90	%(g)
Operating expenses including reimbursement/waiver	1.94%	1.94%	1.94%	1.94%	1.94	%(g)
Operating expenses excluding reimbursement/waiver	2.21%	2.09%	2.05%	2.07%	2.30	%(g)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	3.28%	4.35%	4.65%	4.73%	n/a
Operating expenses including reimbursement/waiver	2.08%	2.07%	2.03%	2.05%	n/a
Operating expenses excluding reimbursement/waiver	2.35%	2.22%	2.14%	2.17%	n/a
Portfolio Turnover Rate	90%	134%	95%	115%	92	%(h)

(a) Prior to May 1, 2016, Salient International Dividend Signal Fund was known as Forward International Dividend Fund.

(b) The Fund began offering Class C shares on July 31, 2012.

(c) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(d) Per share amounts are based upon average shares outstanding.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2012.

See Notes to Financial Statements	149	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient International Dividend Signal Fund(a)

	Advisor Class(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015(c)	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$6.52	$7.27	$8.17	$7.70		$6.70
Income/(Loss) from Operations:
Net investment income(d)	0.38	0.41	0.42	0.44		0.61
Net realized and unrealized gain/(loss) on investments	(0.42)	(0.80)	(0.77)	0.50		0.82

Total from Investment Operations	(0.04)	(0.39)	(0.35)	0.94		1.43

Less Distributions:
From investment income	(0.40)	(0.36)	(0.55)	(0.47)		(0.43)

Total Distributions	(0.40)	(0.36)	(0.55)	(0.47)		(0.43)

Net Increase/(Decrease) in Net Asset Value	(0.44)	(0.75)	(0.90)	0.47		1.00

Net Asset Value, End of Period	$6.08	$6.52	$7.27	$8.17		$7.70

Total Return	(0.47)%	(5.70)%	(4.60)%	12.42%		21.90%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$22,908	$32,426	$72,641	$64,973		$19,269
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	6.31%	5.71%	5.38%	5.61%		8.25%
Operating expenses including reimbursement/waiver	1.04%	1.04%	1.04%	1.03	%(e)	0.99	%(f)
Operating expenses excluding reimbursement/waiver	1.30%	1.18%	1.15%	1.15%		1.32%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	6.17%	5.58%	5.29%	5.50%		n/a
Operating expenses including reimbursement/waiver	1.18%	1.17%	1.13%	1.14	%(e)	n/a
Operating expenses excluding reimbursement/waiver	1.44%	1.31%	1.24%	1.26%		n/a
Portfolio Turnover Rate	90%	134%	95%	115%		92%

(a) Prior to May 1, 2016, Salient International Dividend Signal Fund was known as Forward International Dividend Fund.

(b) Prior to May 1, 2013, Advisor Class was known as Class M.

(c) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(d) Per share amounts are based upon average shares outstanding.

(e) Effective May 1, 2013, the annual expense limitation rate changed from 0.99% to 1.04%.

(f) Effective May 1, 2012, the annual expense limitation rate changed from 1.14% to 0.99%.

December 31, 2016	150	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient International Small Cap Fund(a)

	Investor Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$17.65	$15.86	$17.39		$13.85	$11.57
Income/(Loss) from Operations:
Net investment income(c)	0.28	0.10	0.10		0.07	0.08
Net realized and unrealized gain/(loss) on investments	(0.77)	1.82	(1.58)		3.80	2.43

Total from Investment Operations	(0.49)	1.92	(1.48)		3.87	2.51

Less Distributions:
From investment income	(0.62)	(0.13)	(0.05)		(0.33)	(0.23)

Total Distributions	(0.62)	(0.13)	(0.05)		(0.33)	(0.23)

Net Increase/(Decrease) in Net Asset Value	(1.11)	1.79	(1.53)		3.54	2.28

Net Asset Value, End of Period	$16.54	$17.65	$15.86		$17.39	$13.85

Total Return	(2.74)%	12.10%	(8.51)%		27.95%	21.70%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$24,191	$35,617	$26,760		$38,523	$37,843
Ratios to Average Net Assets:
Net Investment income including reimbursement/waiver	1.64%	0.57%	0.57%		0.42%	0.66%
Operating expenses including reimbursement/waiver	1.64%	1.64%	1.65	%(d)	1.69%	1.70	%(e)
Operating expenses excluding reimbursement/waiver	1.77%	1.68%	1.67%		n/a	n/a
Portfolio Turnover Rate	63%	70%	65%		86%	109%

(a) Prior to May 1, 2016, Salient International Small Cap Fund was known as Forward International Small Companies Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.64%.

(e) Affiliated management fee waiver represents less than 0.005%.

See Notes to Financial Statements	151	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient International Small Cap Fund(a)

	Institutional Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$17.62	$15.83	$17.38		$13.84	$11.57
Income/(Loss) from Operations:
Net investment income(c)	0.35	0.15	0.15		0.12	0.15
Net realized and unrealized gain/(loss) on investments	(0.77)	1.82	(1.58)		3.81	2.40

Total from Investment Operations	(0.42)	1.97	(1.43)		3.93	2.55

Less Distributions:
From investment income	(0.70)	(0.18)	(0.12)		(0.39)	(0.28)

Total Distributions	(0.70)	(0.18)	(0.12)		(0.39)	(0.28)

Net Increase/(Decrease) in Net Asset Value	(1.12)	1.79	(1.55)		3.54	2.27

Net Asset Value, End of Period	$16.50	$17.62	$15.83		$17.38	$13.84

Total Return	(2.38)%	12.41%	(8.17)%		28.42%	22.03%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$94,426	$150,690	$134,290		$166,601	$107,578
Ratios to Average Net Assets:
Net Investment income including reimbursement/waiver	2.03%	0.87%	0.89%		0.78%	1.14%
Operating expenses including reimbursement/waiver	1.29%	1.29%	1.30	%(d)	1.34%	1.34	%(e)
Operating expenses excluding reimbursement/waiver	1.41%	1.33%	1.32%		n/a	n/a
Portfolio Turnover Rate	63%	70%	65%		86%	109%

(a) Prior to May 1, 2016, Salient International Small Cap Fund was known as Forward International Small Companies Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.29%.

(e) Affiliated management fee waiver represents less than 0.005%.

December 31, 2016	152	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient International Small Cap Fund(a)

	Advisor Class(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015(c)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$17.64	$15.85	$17.39		$13.84	$11.57
Income/(Loss) from Operations:
Net investment income(d)	0.31	0.15	0.11		0.15	0.17
Net realized and unrealized gain/(loss) on investments	(0.74)	1.82	(1.53)		3.77	2.38

Total from Investment Operations	(0.43)	1.97	(1.42)		3.92	2.55

Less Distributions:
From investment income	(0.69)	(0.18)	(0.12)		(0.37)	(0.28)

Total Distributions	(0.69)	(0.18)	(0.12)		(0.37)	(0.28)

Net Increase/(Decrease) in Net Asset Value	(1.12)	1.79	(1.54)		3.55	2.27

Net Asset Value, End of Period	$16.52	$17.64	$15.85		$17.39	$13.84

Total Return	(2.43)%	12.41%	(8.19)%		28.36%	22.08%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,411	$2,789	$2,522		$3,299	$9,698
Ratios to Average Net Assets:
Net Investment income including reimbursement/waiver	1.83%	0.86%	0.64%		0.97%	1.32%
Operating expenses including reimbursement/waiver	1.34%	1.34%	1.34	%(e)	1.37%	1.37	%(f)
Operating expenses excluding reimbursement/waiver	1.47%	1.38%	1.38%		n/a	n/a
Portfolio Turnover Rate	63%	70%	65%		86%	109%

(a) Prior to May 1, 2016, Salient International Small Cap Fund was known as Forward International Small Companies Fund.

(b) Prior to May 1, 2013, Advisor Class was known as Class M.

(c) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(d) Per share amounts are based upon average shares outstanding.

(e) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.34%.

(f) Affiliated management fee waiver represents less than 0.005%.

See Notes to Financial Statements	153	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Growth Fund(a)

	Investor Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$24.94	$25.55	$26.17	$25.06	$24.73
Income/(Loss) from Operations:
Net investment loss(c)	(0.20)	(0.18)	(0.30)	(0.40)	(0.39)
Net realized and unrealized gain/(loss) on investments	1.01	(0.30)	0.81	4.20	1.57

Total from Investment Operations	0.81	(0.48)	0.51	3.80	1.18

Less Distributions:
From capital gains	(0.07)	(0.13)	(1.13)	(2.69)	(0.85)

Total Distributions	(0.07)	(0.13)	(1.13)	(2.69)	(0.85)

Net Increase/(Decrease) in Net Asset Value	0.74	(0.61)	(0.62)	1.11	0.33

Net Asset Value, End of Period	$25.68	$24.94	$25.55	$26.17	$25.06

Total Return	3.21%	(1.89)%	1.98%	15.31%	4.81%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$12,917	$117,790	$138,946	$164,319	$187,066
Ratios to Average Net Assets (excluding short sales expense):
Net investment loss	(0.80)%	(0.72)%	(1.17)%	(1.48)%	(1.49)%
Operating expenses	1.83%	1.76%	1.74%	1.74%	1.72%
Ratios to Average Net Assets (including short sales expense):
Net investment loss	(0.81)%	n/a	n/a	n/a	n/a
Operating expenses	1.84%	n/a	n/a	n/a	n/a
Portfolio Turnover Rate	837%	349%	607%	1,797%	574%

(a) Prior to May 1, 2016, Salient Tactical Growth Fund was known as Forward Tactical Growth Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

December 31, 2016	154	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Growth Fund(a)

	Institutional Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$25.51	$26.04	$26.56	$25.34	$24.91
Income/(Loss) from Operations:
Net investment loss(c)	(0.07)	(0.10)	(0.22)	(0.31)	(0.30)
Net realized and unrealized gain/(loss) on investments	0.99	(0.30)	0.83	4.26	1.58

Total from Investment Operations	0.92	(0.40)	0.61	3.95	1.28

Less Distributions:
From capital gains	(0.07)	(0.13)	(1.13)	(2.73)	(0.85)

Total Distributions	(0.07)	(0.13)	(1.13)	(2.73)	(0.85)

Net Increase/(Decrease) in Net Asset Value	0.85	(0.53)	(0.52)	1.22	0.43

Net Asset Value, End of Period	$26.36	$25.51	$26.04	$26.56	$25.34

Total Return	3.61%	(1.54)%	2.33%	15.74%	5.14%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$23,721	$32,330	$53,957	$62,760	$61,602
Ratios to Average Net Assets (excluding short sales expense):
Net investment loss	(0.27)%	(0.40)%	(0.82)%	(1.13)%	(1.14)%
Operating expenses	1.48%	1.41%	1.39%	1.39%	1.38%
Ratios to Average Net Assets (including short sales expense):
Net investment loss	(0.28)%	n/a	n/a	n/a	n/a
Operating expenses	1.49%	n/a	n/a	n/a	n/a
Portfolio Turnover Rate	837%	349%	607%	1,797%	574%

(a) Prior to May 1, 2016, Salient Tactical Growth Fund was known as Forward Tactical Growth Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	155	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Growth Fund(a)

	Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$24.66	$25.30	$25.96	$24.92	$24.62
Income/(Loss) from Operations:
Net investment loss(c)	(0.18)	(0.22)	(0.35)	(0.43)	(0.43)
Net realized and unrealized gain/(loss) on investments	0.93	(0.29)	0.82	4.16	1.58

Total from Investment Operations	0.75	(0.51)	0.47	3.73	1.15

Less Distributions:
From capital gains	(0.07)	(0.13)	(1.13)	(2.69)	(0.85)

Total Distributions	(0.07)	(0.13)	(1.13)	(2.69)	(0.85)

Net Increase/(Decrease) in Net Asset Value	0.68	(0.64)	(0.66)	1.04	0.30

Net Asset Value, End of Period	$25.34	$24.66	$25.30	$25.96	$24.92

Total Return(d)	3.04%	(2.02)%	1.84%	15.11%	4.67%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$37,332	$38,989	$59,769	$109,402	$112,734
Ratios to Average Net Assets (excluding short sales expense):
Net investment loss	(0.72)%	(0.89)%	(1.38)%	(1.63)%	(1.65)%
Operating expenses	1.98%	1.91%	1.88%	1.89%	1.88%
Ratios to Average Net Assets (including short sales expense):
Net investment loss	(0.73)%	n/a	n/a	n/a	n/a
Operating expenses	1.99%	n/a	n/a	n/a	n/a
Portfolio Turnover Rate	837%	349%	607%	1,797%	574%

(a) Prior to May 1, 2016, Salient Tactical Growth Fund was known as Forward Tactical Growth Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

December 31, 2016	156	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Growth Fund(a)

	Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$23.90	$24.63	$25.42	$24.55	$24.39
Income/(Loss) from Operations:
Net investment loss(c)	(0.29)	(0.33)	(0.44)	(0.54)	(0.53)
Net realized and unrealized gain/(loss) on investments	0.91	(0.27)	0.78	4.10	1.54

Total from Investment Operations	0.62	(0.60)	0.34	3.56	1.01

Less Distributions:
From capital gains	(0.07)	(0.13)	(1.13)	(2.69)	(0.85)

Total Distributions	(0.07)	(0.13)	(1.13)	(2.69)	(0.85)

Net Increase/(Decrease) in Net Asset Value	0.55	(0.73)	(0.79)	0.87	0.16

Net Asset Value, End of Period	$24.45	$23.90	$24.63	$25.42	$24.55

Total Return(d)	2.55%	(2.44)%	1.36%	14.65%	4.14%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$41,943	$56,018	$85,792	$96,193	$115,442
Ratios to Average Net Assets (excluding short sales expense):
Net investment loss	(1.21)%	(1.34)%	(1.76)%	(2.09)%	(2.09)%
Operating expenses	2.43%	2.36%	2.34%	2.34%	2.32%
Ratios to Average Net Assets (including short sales expense):
Net investment loss	(1.22)%	n/a	n/a	n/a	n/a
Operating expenses	2.44%	n/a	n/a	n/a	n/a
Portfolio Turnover Rate	837%	349%	607%	1,797%	574%

(a) Prior to May 1, 2016, Salient Tactical Growth Fund was known as Forward Tactical Growth Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	157	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Growth Fund(a)

	Advisor Class(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015(c)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$25.50	$26.04	$26.57	$25.35	$24.92
Income/(Loss) from Operations:
Net investment loss(d)	(0.08)	(0.11)	(0.22)	(0.31)	(0.29)
Net realized and unrealized gain/(loss) on investments	0.98	(0.30)	0.82	4.25	1.57

Total from Investment Operations	0.90	(0.41)	0.60	3.94	1.28

Less Distributions:
From capital gains	(0.07)	(0.13)	(1.13)	(2.72)	(0.85)

Total Distributions	(0.07)	(0.13)	(1.13)	(2.72)	(0.85)

Net Increase/(Decrease) in Net Asset Value	0.83	(0.54)	(0.53)	1.22	0.43

Net Asset Value, End of Period	$26.33	$25.50	$26.04	$26.57	$25.35

Total Return	3.49%	(1.58)%	2.30%	15.70%	5.13%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$262,399	$332,214	$521,267	$509,404	$447,928
Ratios to Average Net Assets (excluding short sales expense):
Net investment loss	(0.30)%	(0.44)%	(0.85)%	(1.16)%	(1.11)%
Operating expenses	1.53%	1.46%	1.44%	1.43%	1.37%
Ratios to Average Net Assets (including short sales expense):
Net investment loss	(0.31)%	n/a	n/a	n/a	n/a
Operating expenses	1.54%	n/a	n/a	n/a	n/a
Portfolio Turnover Rate	837%	349%	607%	1,797%	574%

(a) Prior to May 1, 2016, Salient Tactical Growth Fund was known as Forward Tactical Growth Fund.

(b) Prior to May 1, 2013, Advisor Class was known as Class M.

(c) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(d) Per share amounts are based upon average shares outstanding.

December 31, 2016	158	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Muni & Credit Fund(a)

	Investor Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$7.62	$7.50	$7.07	$8.93		$8.09
Income/(Loss) from Operations:
Net investment income(c)	0.19	0.20	0.18	0.30		0.24
Net realized and unrealized gain/(loss) on investments	(0.10)	0.12	0.45	(1.56)		0.88

Total from Investment Operations	0.09	0.32	0.63	(1.26)		1.12

Less Distributions:
From investment income	(0.19)	(0.20)	(0.20)	(0.41)		(0.22)
From capital gains	—	—	—	(0.19)		(0.06)

Total Distributions	(0.19)	(0.20)	(0.20)	(0.60)		(0.28)

Net Increase/(Decrease) in Net Asset Value	(0.10)	0.12	0.43	(1.86)		0.84

Net Asset Value, End of Period	$7.52	$7.62	$7.50	$7.07		$8.93

Total Return	1.08%	4.39%	8.97%	(14.42)%		13.96%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$43,266	$67,046	$58,907	$55,719		$338,662
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.39%	2.63%	2.50%	4.05%		3.24%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.79%	1.76%	1.79%	1.97	%(d)	1.99%
Operating expenses excluding reimbursement/waiver	1.80%	1.76%	1.80%	2.08%		2.08%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.39%	2.63%	2.50%	3.45%		2.78%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.79%	1.76%	1.79%	2.57	%(d)	2.46%
Operating expenses excluding reimbursement/waiver	1.80%	1.76%	1.80%	2.68%		2.55%
Portfolio Turnover Rate	276%	160%	168%	125%		63%

(a) Prior to June 1, 2016, Salient Tactical Muni & Credit Fund was known as Salient Tactical Muni Strategy Fund. Prior to May 1, 2016, Salient Tactical Muni Strategy Fund was known as Forward Credit Analysis Long/Short Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective October 1, 2013, the annual expense limitation rate changed from 1.99% to 1.79%.

See Notes to Financial Statements	159	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Muni & Credit Fund(a)

	Institutional Class
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$7.56	$7.44	$7.01	$8.88		$8.04
Income/(Loss) from Operations:
Net investment income(c)	0.22	0.22	0.22	0.32		0.27
Net realized and unrealized gain/(loss) on investments	(0.10)	0.13	0.44	(1.56)		0.88

Total from Investment Operations	0.12	0.35	0.66	(1.24)		1.15

Less Distributions:
From investment income	(0.22)	(0.23)	(0.23)	(0.44)		(0.25)
From capital gains	—	—	—	(0.19)		(0.06)

Total Distributions	(0.22)	(0.23)	(0.23)	(0.63)		(0.31)

Net Increase/(Decrease) in Net Asset Value	(0.10)	0.12	0.43	(1.87)		0.84

Net Asset Value, End of Period	$7.46	$7.56	$7.44	$7.01		$8.88

Total Return	1.45%	4.80%	9.47%	(14.20)%		14.43%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,913	$23,653	$19,366	$43,298		$214,229
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.79%	2.97%	2.97%	4.41%		3.51%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.44%	1.41%	1.44%	1.61	%(d)	1.64%
Operating expenses excluding reimbursement/waiver	1.44%	1.41%	1.50%	1.74%		1.74%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.79%	2.97%	2.97%	3.81%		3.05%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.44%	1.41%	1.44%	2.21	%(d)	2.11%
Operating expenses excluding reimbursement/waiver	1.44%	1.41%	1.50%	2.34%		2.21%
Portfolio Turnover Rate	276%	160%	168%	125%		63%

(a) Prior to June 1, 2016, Salient Tactical Muni & Credit Fund was known as Salient Tactical Muni Strategy Fund. Prior to May 1, 2016, Salient Tactical Muni Strategy Fund was known as Forward Credit Analysis Long/Short Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective October 1, 2013, the annual expense limitation rate changed from 1.64% to 1.44%.

December 31, 2016	160	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Muni & Credit Fund(a)

	Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$7.59	$7.47	$7.04	$8.90		$8.08
Income/(Loss) from Operations:
Net investment income(c)	0.16	0.19	0.17	0.28		0.22
Net realized and unrealized gain/(loss) on investments	(0.09)	0.13	0.45	(1.56)		0.88

Total from Investment Operations	0.07	0.32	0.62	(1.28)		1.10

Less Distributions:
From investment income	(0.18)	(0.20)	(0.19)	(0.39)		(0.22)
From capital gains	—	—	—	(0.19)		(0.06)

Total Distributions	(0.18)	(0.20)	(0.19)	(0.58)		(0.28)

Net Increase/(Decrease) in Net Asset Value	(0.11)	0.12	0.43	(1.86)		0.82

Net Asset Value, End of Period	$7.48	$7.59	$7.47	$7.04		$8.90

Total Return(d)	0.98%	4.30%	8.85%	(14.60)%		13.69%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,506	$5,969	$4,228	$4,576		$18,480
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.12%	2.53%	2.35%	3.93%		2.96%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.94%	1.91%	1.94%	2.11	%(e)	2.14%
Operating expenses excluding reimbursement/waiver	1.97%	1.91%	1.96%	2.24%		2.24%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.12%	2.53%	2.35%	3.33%		2.49%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.94%	1.91%	1.94%	2.71	%(e)	2.61%
Operating expenses excluding reimbursement/waiver	1.97%	1.91%	1.96%	2.84%		2.71%
Portfolio Turnover Rate	276%	160%	168%	125%		63%

(a) Prior to June 1, 2016, Salient Tactical Muni & Credit Fund was known as Salient Tactical Muni Strategy Fund. Prior to May 1, 2016, Salient Tactical Muni Strategy Fund was known as Forward Credit Analysis Long/Short Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective October 1, 2013, the annual expense limitation rate changed from 2.14% to 1.94%.

See Notes to Financial Statements	161	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Muni & Credit Fund(a)

	Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$7.63	$7.51	$7.07	$8.93		$8.09
Income/(Loss) from Operations:
Net investment income(c)	0.14	0.15	0.14	0.24		0.19
Net realized and unrealized gain/(loss) on investments	(0.09)	0.12	0.45	(1.56)		0.88

Total from Investment Operations	0.05	0.27	0.59	(1.32)		1.07

Less Distributions:
From investment income	(0.15)	(0.15)	(0.15)	(0.35)		(0.17)
From capital gains	—	—	—	(0.19)		(0.06)

Total Distributions	(0.15)	(0.15)	(0.15)	(0.54)		(0.23)

Net Increase/(Decrease) in Net Asset Value	(0.10)	0.12	0.44	(1.86)		0.84

Net Asset Value, End of Period	$7.53	$7.63	$7.51	$7.07		$8.93

Total Return(d)	0.55%	3.68%	8.46%	(14.98)%		13.33%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,839	$5,868	$9,466	$10,744		$29,013
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.75%	2.03%	1.89%	3.48%		2.67%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.39%	2.36%	2.39%	2.56	%(e)	2.59%
Operating expenses excluding reimbursement/waiver	2.41%	2.36%	2.41%	2.69%		2.68%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.75%	2.03%	1.89%	2.88%		2.21%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.39%	2.36%	2.39%	3.16	%(e)	3.06%
Operating expenses excluding reimbursement/waiver	2.41%	2.36%	2.41%	3.29%		3.15%
Portfolio Turnover Rate	276%	160%	168%	125%		63%

(a) Prior to June 1, 2016, Salient Tactical Muni & Credit Fund was known as Salient Tactical Muni Strategy Fund. Prior to May 1, 2016, Salient Tactical Muni Strategy Fund was known as Forward Credit Analysis Long/Short Fund.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective October 1, 2013, the annual expense limitation rate changed from 2.59% to 2.39%.

December 31, 2016	162	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Muni & Credit Fund(a)

	Advisor Class(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015(c)	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$7.56	$7.44	$7.01	$8.88		$8.04
Income/(Loss) from Operations:
Net investment income(d)	0.20	0.22	0.21	0.32		0.26
Net realized and unrealized gain/(loss) on investments	(0.08)	0.12	0.44	(1.56)		0.89

Total from Investment Operations	0.12	0.34	0.65	(1.24)		1.15

Less Distributions:
From investment income	(0.22)	(0.22)	(0.22)	(0.44)		(0.25)
From capital gains	—	—	—	(0.19)		(0.06)

Total Distributions	(0.22)	(0.22)	(0.22)	(0.63)		(0.31)

Net Increase/(Decrease) in Net Asset Value	(0.10)	0.12	0.43	(1.87)		0.84

Net Asset Value, End of Period	$7.46	$7.56	$7.44	$7.01		$8.88

Total Return	1.48%	4.71%	9.41%	(14.24)%		14.43%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$29,240	$8,784	$10,114	$11,800		$101,263
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.64%	2.93%	2.81%	4.34%		3.44%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.49%	1.46%	1.49%	1.65	%(e)	1.64%
Operating expenses excluding reimbursement/waiver	1.52%	1.46%	1.51%	1.75%		1.74%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.64%	2.93%	2.81%	3.74%		2.97%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.49%	1.46%	1.49%	2.25	%(e)	2.11%
Operating expenses excluding reimbursement/waiver	1.52%	1.46%	1.51%	2.36%		2.20%
Portfolio Turnover Rate	276%	160%	168%	125%		63%

(a) Prior to June 1, 2016, Salient Tactical Muni & Credit Fund was known as Salient Tactical Muni Strategy Fund. Prior to May 1, 2016, Salient Tactical Muni Strategy Fund was known as Forward Credit Analysis Long/Short Fund.

(b) Prior to May 1, 2013, Advisor Class was known as Class M.

(c) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(d) Per share amounts are based upon average shares outstanding.

(e) Effective May 1, 2013, the annual expense limitation rate changed from 1.64% to 1.69%. Effective October 1, 2013, the annual expense limitation rate changed from 1.69% to 1.49%.

See Notes to Financial Statements	163	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient US Dividend Signal Fund(a)

	Investor Class(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Asset Value, Beginning of Period	$23.88	$26.56
Income/(Loss) from Operations:
Net investment income(c)	0.14	1.36
Net realized and unrealized gain/(loss) on investments	4.03	(2.57)

Total from Investment Operations	4.17	(1.21)

Less Distributions:
From investment income	(0.16)	(1.35)
From return of capital	—	(0.12)

Total Distributions	(0.16)	(1.47)

Net Increase/(Decrease) in Net Asset Value	4.01	(2.68)

Net Asset Value, End of Period	$27.89	$23.88

Total Return	17.44%	(4.82)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,220	$764
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	0.57%	5.30%
Operating expenses including reimbursement/waiver	1.34%	1.34%
Operating expenses excluding reimbursement/waiver	4.59%	2.28%
Portfolio Turnover Rate	30%	653%

(a) Prior to May 1, 2016, Salient US Dividend Signal Fund was known as Forward Dynamic Income Fund.

(b) The Fund began offering Investor Class shares on January 2, 2015.

(c) Per share amounts are based upon average shares outstanding.

December 31, 2016	164	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Salient US Dividend Signal Fund(a)

	Institutional Class(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015(c)	Year Ended December 31, 2014		Period Ended December 31, 2013
Net Asset Value, Beginning of Period	$23.90	$26.56	$24.93		$25.00
Income/(Loss) from Operations:
Net investment income(d)	0.21	1.63	2.45		0.77
Net realized and unrealized gain/(loss) on investments	4.05	(2.75)	1.57		0.03

Total from Investment Operations	4.26	(1.12)	4.02		0.80

Less Distributions:
From investment income	(0.24)	(1.41)	(2.15)		(0.82)
From capital gains	—	—	(0.24)		(0.01)
From return of capital	—	(0.13)	—		(0.04)

Total Distributions	(0.24)	(1.54)	(2.39)		(0.87)

Net Increase/(Decrease) in Net Asset Value	4.02	(2.66)	1.63		(0.07)

Net Asset Value, End of Period	$27.92	$23.90	$26.56		$24.93

Total Return	17.89%	(4.45)%	16.75%		3.25	%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$994	$4,730	$30,165		$2,987
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	0.83%	6.26%	9.40%		7.43	%(f)
Operating expenses including reimbursement/waiver	0.99%	0.99%	1.20	%(g)	1.29	%(f)
Operating expenses excluding reimbursement/waiver	3.74%	1.38%	1.96%		5.67	%(f)
Portfolio Turnover Rate	30%	653%	739%		755	%(e)

(a) Prior to May 1, 2016, Salient US Dividend Signal Fund was known as Forward Dynamic Income Fund.

(b) The Fund began offering Institutional Class shares on August 1, 2013.

(c) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Effective December 1, 2014, the annual expense limitation rate changed from 1.29% to 0.99%.

See Notes to Financial Statements	165	December 31, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Salient US Dividend Signal Fund(a)

	Class A(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015(c)	Year Ended December 31, 2014		Period Ended December 31, 2013
Net Asset Value, Beginning of Period	$23.85	$26.53	$24.91		$25.00
Income/(Loss) from Operations:
Net investment income(d)	0.10	1.38	2.92		0.68
Net realized and unrealized gain/(loss) on investments	4.03	(2.63)	0.97		0.07

Total from Investment Operations	4.13	(1.25)	3.89		0.75

Less Distributions:
From investment income	(0.16)	(1.31)	(2.03)		(0.79)
From capital gains	—	—	(0.24)		(0.01)
From return of capital	—	(0.12)	—		(0.04)

Total Distributions	(0.16)	(1.43)	(2.27)		(0.84)

Net Increase/(Decrease) in Net Asset Value	3.97	(2.68)	1.62		(0.09)

Net Asset Value, End of Period	$27.82	$23.85	$26.53		$24.91

Total Return(e)	17.31%	(4.92)%	16.19%		3.05	%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,549	$4,655	$8,485		$224
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	0.39%	5.34%	11.50%		6.58	%(g)
Operating expenses including reimbursement/waiver	1.49%	1.49%	1.67	%(h)	1.79	%(g)
Operating expenses excluding reimbursement/waiver	4.30%	2.15%	2.35%		6.10	%(g)
Portfolio Turnover Rate	30%	653%	739%		755	%(f)

(a) Prior to May 1, 2016, Salient US Dividend Signal Fund was known as Forward Dynamic Income Fund.

(b) The Fund began offering Class A shares on August 1, 2013.

(c) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(d) Per share amounts are based upon average shares outstanding.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

(h) Effective December 1, 2014, the annual expense limitation rate changed from 1.79% to 1.49%.

December 31, 2016	166	See Notes to Financial Statements

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2016, the Trust has 17 registered funds. This annual report describes 12 series of the Trust (each a “Fund” and collectively, the “Funds”) under the brand name Salient. The accompanying financial statements and financial highlights relate to Salient Adaptive Balanced Fund (“Adaptive Balanced Fund”) (prior to May 1, 2016, known as Forward Growth Allocation Fund), Salient Adaptive Income Fund (“Adaptive Income Fund” ) (prior to May 1, 2016, known as Forward Income Builder Fund), (Adaptive Balanced Fund and Adaptive Income Fund are collectively referred to herein as the “Allocation Funds”), Salient Adaptive US Equity Fund (“Adaptive US Equity Fund”) (prior to May 1, 2016, known as Forward Total MarketPlus Fund), Salient EM Corporate Debt Fund (“EM Corporate Debt Fund”) (prior to May 1, 2016, known as Forward EM Corporate Debt Fund), Salient EM Dividend Signal Fund (“EM Dividend Signal Fund”) (prior to May 1, 2016, known as Forward Emerging Markets Fund), Salient EM Infrastructure Fund (“EM Infrastructure Fund”) (prior to May 1, 2016, known as Forward Global Infrastructure Fund), Salient High Yield Fund (“High Yield Fund”) (prior to May 1, 2016, known as Forward High Yield Bond Fund), Salient International Dividend Signal Fund (“International Dividend Signal Fund”) (prior to May 1, 2016, known as Forward International Dividend Fund), Salient International Small Cap Fund (“International Small Cap Fund”) (prior to May 1, 2016, known as Forward International Small Companies Fund), Salient Tactical Growth Fund (“Tactical Growth Fund”) (prior to May 1, 2016, known as Forward Tactical Growth Fund), Salient Tactical Muni & Credit Fund (“Tactical Muni & Credit Fund’) (prior to June 1, 2016, known as Salient Tactical Muni Strategy Fund and prior to May 1, 2016, known as Forward Credit Analysis Long/Short Fund), and Salient US Dividend Signal Fund (“US Dividend Signal Fund”) (prior to May 1, 2016, known as Forward Dynamic Income Fund).

The Funds are distributed by Forward Securities, LLC. The Investment Advisor of the Funds is Forward Management, LLC d/b/a Salient, (the “Advisor” or “Salient Management”).

Adaptive Balanced Fund is a “fund of funds” that seeks high potential capital appreciation and is a risk-targeted portfolio that invests primarily in a combination of other Funds in the Trust and certain of the related investment companies managed by subsidiaries of Salient Partners, L.P. (together, the “Underlying Funds”) in order to gain exposure to global equity markets, global interest rate markets, global credit markets, and global commodity markets. Adaptive Income Fund is a “fund of funds” that seeks high current income and some stability of principal and is a risk-targeted portfolio that invests primarily in Underlying Funds in order to gain exposure to a range of income-producing global equity markets, global interest rate markets, and global credit markets. Adaptive US Equity Fund seeks capital growth and invests primarily in equity securities or exchange-traded funds (“ETFs”) traded principally on an exchange in the United States. EM Corporate Debt Fund seeks to achieve high total return (capital appreciation and income) by investing primarily in a diversified portfolio of fixed income securities of companies located in emerging market countries. EM Dividend Signal Fund seeks to achieve long-term growth of capital and invests primarily in the equity securities of dividend paying companies domiciled in emerging markets. EM Infrastructure Fund seeks total return through capital appreciation and current income through investing primarily in infrastructure-related securities issued by companies involved in the construction, development, financing or operation of infrastructure assets in emerging markets. High Yield Fund seeks high current income and invests primarily in lower-rated bonds (including bonds commonly referred to as “junk bonds”). International Dividend Signal Fund seeks to achieve high total return (capital appreciation and income) and invests primarily in the equity securities of dividend paying companies located outside of the United States. International Small Cap Fund seeks to achieve long-term growth of capital and invests primarily in equity securities of companies with small market capitalizations located outside the United States. Tactical Growth Fund seeks to produce above-average, risk adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index and invests primarily in a portfolio of ETFs and futures on securities indices providing exposure to securities market indices, industries or sectors within U.S. and overseas equity markets. Tactical Muni & Credit Fund seeks to maximize total return (capital appreciation and income) by investing primarily in tax-exempt municipal bonds, other types of tax-exempt or taxable fixed income securities, and derivatives that provide similar exposure. US Dividend Signal Fund seeks total return, with dividend and interest income being an important component of that return, while exhibiting less downside volatility than the Russell 3000 Index by investing primarily in the equity securities of dividend paying companies domiciled in the United States.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class B, Class C, Advisor Class and Class Z shares offered by the Funds.

As of May 1, 2009, EM Infrastructure Fund no longer offered for sale Class B shares of the Fund; and shareholders are no longer able to make new or additional investments in Class B shares. As of May 1, 2009, the holders of Class B shares of the Fund are permitted to: hold their Class B shares until they are converted to Class A shares; exchange their Class B shares for Class B

167	December 31, 2016

Notes to Financial Statements

shares of another fund of the Trust that offers Class B shares, if any; automatically reinvest dividends in Class B shares; and make additional investments in other share classes of the Funds, subject to pricing and eligibility requirements of those other share classes.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. The Allocation Funds are “funds of funds” that primarily invest in a combination of other Underlying Funds to gain exposure to a particular portion of the market rather than purchasing securities directly. Investments in the Underlying Funds expose the Allocation Funds to all of the risks of the Underlying Funds and, in general, indirectly subject the Allocation Funds to a pro rata portion of the Underlying Funds’ fees and expenses. Tactical Muni & Credit Fund is classified as a non-diversified fund under the 1940 Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires Salient Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Salient Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2016.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last sale price or a market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask prices. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask prices; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly and lower-rated bonds tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Salient Management, based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded

December 31, 2016	168

Notes to Financial Statements

or based upon the current settlement price for a like instrument on the day on which the instrument is being valued. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures, options on futures and swap contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the mean of the closing bid and ask prices of the securities or commodities exchange on which they are traded. If a mean price is not available, value shall be determined based on fair valuation methodologies. Certain investments including options may trade in the over-the-counter market and generally are valued based on the mean of the closing bid and ask prices obtained from an approved pricing service or Salient Management may determine value based on quotes from dealers that make markets in such securities.

Bank loans are primarily valued by using a composite loan price from an independent pricing vendor (approved by the Board of Trustees). The methodology used by the Funds’ independent pricing vendor for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last sale or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, normally 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies, including the Underlying Funds, are valued at the investment company’s applicable net asset value, with the exception of exchange-traded products which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: For financial statement purposes, securities transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

169	December 31, 2016

Notes to Financial Statements

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in a MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of units of a MLP may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in a MLP than investors in a corporation, and conflicts of interest may exist among unit holders and the general partner of a MLP. MLPs that concentrate in a particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unit holders who are required to report their allocable share of a MLP’s taxable income. A MLP’s distribution to unit holders may exceed the unit holder’s share of the MLP’s taxable income, and a portion of the distribution may represent a return of capital. If a Fund invests in a MLP that makes a return of capital, a portion of the Fund’s distribution to shareholders may also represent a return of capital.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchases and sales of investments in Note 7 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2016, the Funds held no securities sold short.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

December 31, 2016	170

Notes to Financial Statements

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2016:

Investments in Securities	Level 1	Level 2	Level 3	Total
Adaptive Balanced Fund
Affiliated Investment Companies	$31,144,429	—	—	$31,144,429

Total	$31,144,429	—	—	$31,144,429

Adaptive Income Fund
Affiliated Investment Companies	$12,856,352	—	—	$12,856,352

Total	$12,856,352	—	—	$12,856,352

Adaptive US Equity Fund
Exchange-Traded Funds	$17,012,146	—	—	$17,012,146

Total	$17,012,146	—	—	$17,012,146

EM Corporate Debt Fund
Foreign Government Obligations(a)	—	$5,735,732	—	$5,735,732
Corporate Bonds(a)	—	28,443,492	—	28,443,492
U.S. Treasury Bonds & Notes	—	4,844,200	—	4,844,200

Total	—	$39,023,424	—	$39,023,424

EM Dividend Signal Fund
Common Stocks(a)	$1,545,098	—	—	$1,545,098
Exchange-Traded Funds	17,299,737	—	—	17,299,737

Total	$18,844,835	—	—	$18,844,835

EM Infrastructure Fund
Common Stocks(a)	$21,845,874	—	—	$21,845,874
Limited Partnerships(a)	169,100	—	—	169,100
Participation Notes(a)	—	$1,165,107	—	1,165,107

Total	$22,014,974	$1,165,107	—	$23,180,081

High Yield Fund
Common Stocks(a)	$3,873,123	—	—	$3,873,123
Warrants(a)	160,090	—	—	160,090
Convertible Corporate Bonds(a)	—	$1,977,644	—	1,977,644
Corporate Bonds(a)	—	13,959,659	—	13,959,659
U.S. Treasury Bonds(a)	—	6,369,213	—	6,369,213

Total	$4,033,213	$22,306,516	—	$26,339,729

International Dividend Signal Fund
Common Stocks(a)	$119,217,565	—	—	$119,217,565
Participation Notes(a)	—	$5,948,420	—	5,948,420
Preferred Stocks(a)	2,910,880	—	—	2,910,880
Collateralized Mortgage Obligations(a)	—	1,399,470	—	1,399,470
Corporate Bonds(a)	—	4,573,185	—	4,573,185

Total	$122,128,445	$11,921,075	—	$134,049,520

171	December 31, 2016

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3		Total
International Small Cap Fund
Common Stocks(a)	$117,586,740	—	—		$117,586,740
Preferred Stocks(a)	1,005,396	—	—		1,005,396
Rights(a)	309,323	—	—		309,323

Total	$118,901,459	—	—		$118,901,459

Tactical Growth Fund
Exchange-Traded Funds	$234,429,650	—	—		$234,429,650

Total	$234,429,650	—	—		$234,429,650

Tactical Muni & Credit Fund
Corporate Bonds
Consumer Noncyclical	—	$949,158	—		$949,158
Financial	—	—	$1,985,274	(b)	1,985,274
Municipal Bonds(a)	—	89,412,994	—		89,412,994
Short-Term Securities	—	5,197,058	—		5,197,058

Total	—	$95,559,210	$1,985,274		$97,544,484

US Dividend Signal Fund
Common Stocks(a)	$3,609,945	—	—		$3,609,945

Total	$3,609,945	—	—		$3,609,945

(a) For detailed descriptions of sector, industry, country or state, see the accompanying Portfolio of Investments.

(b) Security is valued based on the original transaction price, adjusted daily based on a treasury bond issue of similar duration, selected to serve as a proxy for the price movement of the security.

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Adaptive US Equity Fund
Assets
Futures Contracts	$64,413	—	—	$64,413

Total	$64,413	—	—	$64,413

High Yield Fund
Assets
Credit Default Swap Contracts	—	$244,719	—	$244,719

Total	—	$244,719	—	$244,719

International Dividend Signal Fund
Assets
Futures Contracts	$42,026	—	—	$42,026

Total	$42,026	—	—	$42,026

Tactical Muni & Credit Fund
Assets
Futures Contracts	$85,218	—	—	$85,218
Interest Rate Swap Contracts	—	$125,961	—	125,961

Total	$85,218	$125,961	—	$211,179

(a) Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as futures contracts and swap contracts.

December 31, 2016	172

Notes to Financial Statements

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. As of December 31, 2016, there were no transfers between Level 1 and Level 2 securities.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Tactical Muni & Credit Fund	Corporate Bonds
Balance as of December 31, 2015	$—
Accrued discount/ premium	—
Realized Gain/(Loss)	—
Change in Unrealized Appreciation/Depreciation	(14,726)
Purchases	2,000,000
Sales Proceeds	—
Transfer into Level 3	—
Transfer out of Level 3	—

Balance as of December 31, 2016	$1,985,274

Net change in unrealized appreciation/depreciation included in the Statements of Operations attributable to Level 3 investments held at December 31, 2016	$(14,726)

As of December 31, 2016, no other Funds, except above, had transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap contracts, forward currency contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

173	December 31, 2016

Notes to Financial Statements

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Currency Contracts: Certain Funds invest in forward currency contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward currency contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency into which it will exchange. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The unrealized appreciation/(depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations within the change in unrealized appreciation/ (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/ (loss) in the Statement of Operations. As of December 31, 2016, the Funds held no forward currency contracts.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

December 31, 2016	174

Notes to Financial Statements

As of December 31, 2016, the Funds had outstanding unrealized gain/(loss) on futures contracts as follows:

Fund	Unrealized Gain/(Loss) on Futures Contracts at 12/31/16
Adaptive US Equity Fund	$64,413
International Dividend Signal Fund	42,026
Tactical Muni & Credit Fund	85,218

No other Funds held futures contracts as of December 31, 2016.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust the risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. The Funds held no purchased or written options during the year ended December 31, 2016.

Swaps: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness or that are centrally cleared.

175	December 31, 2016

Notes to Financial Statements

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund’s current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Salient Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986 (the “Code”) may limit a Fund’s ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern over-the-counter financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

During the year ended December 31, 2016, Adaptive US Equity Fund, EM Corporate Debt Fund, High Yield Fund, and Tactical Muni & Credit Fund invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices. As of December 31, 2016, High Yield Fund and Tactical Muni & Credit Fund held swap agreements and has disclosed the details in the Portfolio of Investments. No other Funds held swap agreements at December 31, 2016.

The values in the following tables exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

December 31, 2016	176

Notes to Financial Statements

Balance Sheet – Fair Value of Derivative Instruments as of December 31, 2016:

Derivatives not Accounted for as Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value		Liabilities Derivatives Balance Sheet Location	Fair Value
Adaptive US Equity Fund
Equity Contracts (Futures Contracts)	Variation margin payable for futures contracts	$64,413	(a)		$—

Total		$64,413			$—

High Yield Fund
Fixed Income Contracts (Warrants)	Investments, at value	$160,090			$—
Credit Contracts (Credit Default Swaps)	Variation margin receivable for swap contracts	244,719	(a)		—

Total		$404,809			$—

International Dividend Signal Fund
Equity Contracts (Futures Contracts)	Variation margin receivable for futures contracts	$42,026	(a)		$—

Total		$42,026			$—

Tactical Muni & Credit Fund
Equity Contracts (Futures Contracts)	Variation margin payable for futures contracts	$85,218	(a)		$—
Fixed Income Contracts (Interest Rate Swaps)	Unrealized gain on swap contracts	125,961	(a)		—

Total		$211,179			$—

(a) Includes the cumulative appreciation/depreciation of swap contracts and futures contracts as reported in the Portfolio of Investments. Only the current day’s net variation margin is reported within the Statement of Assets and Liabilities.

The gains/(losses) in the following table are included in “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Adaptive US Equity Fund
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation/depreciation on futures contracts	$558,093	$64,413
Equity Contracts (Total Return Swaps)	Net realized gain on swap contracts/ Net change in unrealized appreciation/depreciation on swap contracts	820,100	(1,115,924)

Total		$1,378,193	$(1,051,511)

EM Corporate Debt Fund
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts	$(44,554)	$—
Foreign Exchange Contracts (Forward Currency Contracts)	Net realized loss on forward currency contracts and foreign currency/ Net change in unrealized appreciation/depreciation on forward currency contracts and foreign currency transactions	853,478	(301,295)
Fixed Income Contracts (Interest Rate Swaps)	Net realized gain on swap contracts	260,722	—
Credit Contracts (Credit Default Swaps)	Net realized loss on swap contracts	(314,154)	—
Fixed Income Contracts (Warrants)	Net realized gain on investments	277,571	—

Total		$1,077,617	$(301,295)

177	December 31, 2016

Notes to Financial Statements

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
EM Dividend Signal Fund
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized appreciation/depreciation on futures contracts	$(111,988)	$27,081
Equity Contracts (Warrants)	Net realized gain on investments/Net change in unrealized appreciation/depreciation on investments	8,962	(3,307)

Total		$(103,026)	$23,774

High Yield Fund
Credit Contracts (Credit Default Swaps)	Net realized loss on swap contracts/ Net change in unrealized appreciation/depreciation on swap contracts	$(525,244)	$244,719
Equity Contracts (Warrants)	Net realized gain on investments/Net change in unrealized appreciation/depreciation on investments	462,619	160,090

Total		$(62,625)	$404,809

International Dividend Signal Fund
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation/depreciation on futures contracts	$84,802	$114,190
Equity Contracts (Warrants)	Net realized gain on investments/Net change in unrealized appreciation/depreciation on investments	501,176	(184,955)

Total		$585,978	$(70,765)

International Small Cap Fund
Equity Contracts (Rights)	Net change in unrealized appreciation/depreciation on investments	$—	$49,739

Total		$—	$49,739

Tactical Growth Fund
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts	$5,413,487	$—

Total		$5,413,487	$—

Tactical Muni & Credit Fund
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized appreciation/depreciation on futures contracts	$(161,562)	$61,513
Fixed Income Contracts (Interest Rate Swaps)	Net realized loss on swap contracts/Net change in unrealized appreciation/depreciation on swap contracts	(2,566)	125,961

Total		$(164,128)	$187,474

December 31, 2016	178

Notes to Financial Statements

The following is a summary of the average month-end notional value of futures contracts, swap agreements, warrants and forward currency contracts purchased and sold by the Funds for the year ended December 31, 2016, as well as the notional amount of futures contracts, swap agreements, warrants and forward currency contracts outstanding as of December 31, 2016. Average values reflected as zero indicate no month-end holdings in derivatives during the year:

	Average Month-End Notional Value	Notional Value Outstanding at December 31, 2016
Adaptive US Equity Fund
Futures contracts purchased	$4,198,783	$5,255,070
Futures contracts sold	144,758	—
Total return swap agreements	—	—
EM Corporate Debt Fund
Credit default swap agreements	$3,029,325	$—
Forward currency contracts purchased	867,865	—
Forward currency contracts sold	4,631,915	—
Futures contracts purchased	507,767	—
Interest rate swap agreements	3,126,174	—
Warrants	1,539	—
EM Dividend Signal Fund
Warrants	$2,064	$—
Futures contracts purchased	396,343	—
EM Infrastructure Fund
Rights	$1,019	$—

	Average Month-End Notional Value	Notional Value Outstanding at December 31, 2016
High Yield Fund
Credit default swap agreements	$11,101,597	$31,855,854
Warrants	56,540	160,090
International Dividend Signal Fund
Warrants	$115,449	$—
Futures contracts purchased	8,606,961	9,472,725
International Small Cap Fund
Rights	$35,872	$309,323
Tactical Growth Fund
Futures contracts purchased	$—	$—
Tactical Muni & Credit Fund
Futures contracts sold	$15,520,653	$18,136,719
Interest rate swap agreements	656,251	2,025,961

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange that contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of setoff that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2016:

Offsetting of Financial Assets and Derivative Assets(a)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Financial Position	Financial Instruments(b)	Cash Collateral Received(b)	Net Amount
Tactical Muni & Credit Fund
Interest Rate Swap Contracts	$125,961	$—	$125,961	$—	$—	$125,961

Total	$125,961	$—	$125,961	$—	$—	$125,961

(a) For additional information about enforceable netting arrangements or similar agreements and associated collateral, see disclosures presented in Note 2 of the Notes to the Financial Statements.

(b) These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged which is disclosed in the Portfolio of Investments for financial instruments and in the Statement of Assets and Liabilities for cash collateral.

179	December 31, 2016

Notes to Financial Statements

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.

The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of December 31, 2016, High Yield Fund held warrants with a market value of $160,090. No other Funds held warrants as of December 31, 2016.

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Commodity Futures Trading Commission Regulation: Adaptive Balanced Fund and Adaptive US Equity Fund are each subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to rules enacted by the Commodity Futures Trading Commission (the “CFTC”). The Advisor has registered with the CFTC as a Commodity Pool Operator and is a member of the National Futures Association. As a result, additional CFTC mandated disclosure, reporting and recordkeeping obligations are in effect with respect to this Fund. Compliance with the CFTC’s ongoing regulatory compliance requirements could increase each of these Fund’s expenses, adversely affecting its total return.

Leverage: EM Corporate Debt Fund, High Yield Fund, International Dividend Signal Fund, and US Dividend Signal Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Funds may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Funds’ portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

EM Corporate Debt Fund, High Yield Fund, International Dividend Signal Fund, and US Dividend Signal Fund maintain separate lines of credit with BNP Paribas (acting through its New York Branch). The Funds are charged interest of 1.20% above the one-month LIBOR for borrowing under these agreements.

International Dividend Signal Fund also maintains a separate line of credit with Société Générale. For borrowings under this agreement, the Fund is charged interest of 0.95% above the one-month LIBOR. Additionally, if the borrowed amount by a Fund is below 80% of the Fund’s facility limit, the Fund is charged a commitment fee of 0.35% per annum on the amount between the facility limit and borrowed amount.

US Dividend Signal Fund did not borrow under its line of credit agreement during the year ended December 31, 2016. EM Corporate Debt Fund, High Yield Fund and International Dividend Signal Fund have each pledged a portion of its investment securities as the collateral for their lines of credit. As of December 31, 2016, the value of the investment securities pledged as collateral and the borrowed amounts on the lines of credit were as follows:

Fund	Collateral Pledged	Borrowed Amounts
EM Corporate Debt Fund	$12,741,256	$5,190
High Yield Fund	8,571,455	7,267
International Dividend Signal Fund	54,753,632	7,322,062

December 31, 2016	180

Notes to Financial Statements

The average interest rate charged and the average outstanding loan payable for the year ended December 31, 2016 were as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable
EM Corporate Debt Fund	1.697%	$7,145,840
High Yield Fund	1.891%	1,624,592
International Dividend Signal Fund	1.454%	16,265,737

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for Adaptive US Equity Fund, International Small Cap Fund and Tactical Growth Fund; quarterly for Adaptive Balanced Fund, EM Corporate Debt Fund, EM Dividend Signal Fund, EM Infrastructure Fund, International Dividend Signal Fund, Tactical Muni & Credit Fund and US Dividend Signal Fund; and monthly for Adaptive Income Fund and High Yield Fund. For all Funds, net realized capital gains, if any, are normally distributed annually in December, and a spillover capital gain distribution, if any, is distributed in the year after which a Fund elects to treat the distribution as paid for Federal income tax purposes. There is no guarantee that the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain or from paid-in-capital depending upon the type of book/ tax differences that may exist.

Based on information provided by the Real Estate Investment Trusts (“REITs”), the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITs held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

As of and during the year ended December 31, 2016, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Salient Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to

181	December 31, 2016

Notes to Financial Statements

its average daily net assets. Fees provided under the distribution (Rule 12b-1 of the 1940 Act) and/or shareholder services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2016 are recorded in the Statement of Operations, if applicable.

3. Investment Management Services

The Trust has entered into an investment management agreement with Salient Management, pursuant to which Salient Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2016, based on each Fund’s average daily net assets:

Fund	Advisory Fee
Adaptive Balanced Fund	0.10%(a)

Adaptive Income Fund	0.10%

Adaptive US Equity Fund	0.50%

EM Corporate Debt Fund	0.70% up to and including $500 million
0.64% over $500 million up to and including $1 billion
0.58% over $1 billion up to and including $5 billion
0.52% over $5 billion

EM Dividend Signal Fund	1.05%

EM Infrastructure Fund	0.90%

High Yield Fund	0.50%

International Dividend Signal Fund	0.85% up to and including $250 million
0.75% over $250 million up to and including $1 billion
0.65% over $1 billion

International Small Cap Fund	1.00% up to and including $500 million
0.975% over $500 million up to and including $1 billion
0.95% over $1 billion

Tactical Growth Fund	1.15% up to and including $1 billion
1.05% over $1 billion

Tactical Muni & Credit Fund	1.00%

US Dividend Signal Fund	0.80%

(a) Salient Management has contractually agreed to waive its investment management fee until April 30, 2017. The waivers for the investment management fees totaled $38,452 and are reflected in the Statement of Operations.

December 31, 2016	182

Notes to Financial Statements

The Trust has obtained an exemptive order from the Securities and Exchange Commission (“SEC”) that allows the Allocation Funds to enter into a special servicing agreement with the Underlying Funds under which the Underlying Funds will pay the expenses of the Allocation Funds (other than the Allocation Funds’ direct management fees, distribution and service fees, and administrative services fees) to the extent that the Underlying Funds derive additional financial and other benefits as a result of investments from the Allocation Funds. None of the expenses incurred by the Allocation Funds for the year ended December 31, 2016 were paid by the Underlying Funds.

The Trust and Salient Management have entered into investment sub-advisory agreements with Pictet Asset Management Limited (“PAM Ltd”) for the International Small Cap Fund; Broadmark Asset Management, LLC for the Tactical Growth Fund and Pacific Investment Management Company LLC (“PIMCO”) for the Tactical Muni & Credit Fund (each a “Sub-Advisor” and collectively, the “Sub- Advisors”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Salient Management calculated daily and payable monthly at the following annual rates, as of December 31, 2016, based on each Fund’s average daily net assets:

Fund	Sub-Advisory Fee
International Small Cap Fund	0.60% up to and including $250 million
0.575% over $250 million up to and including $500 million
0.55% over $500 million up to and including $1 billion
0.525% over $1 billion

Tactical Growth Fund	0.60% up to and including $1 billion
0.55% over $1 billion

Tactical Muni & Credit Fund	0.50%

Expense Limitations: Salient Management has entered into Expense Limitation Agreements with certain Funds, which limit the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses and extraordinary expenses) of certain classes of certain Funds, through a specified date. In addition, Salient Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Following are the annual expense limitation rates and expiration dates for the Funds with an Expense Limitation Agreement:

Fund	Investor Class	Institutional Class	Class A	Class B	Class C	Advisor Class	Class Z	End Date
Adaptive Balanced Fund(a)	0.82%	0.32%	0.67%	N/A	1.32%	N/A	N/A	April 30, 2017
Adaptive Income Fund(b)	0.51%	0.01%	0.26%	N/A	1.01%	N/A	N/A	April 30, 2018
Adaptive US Equity Fund	1.25%	0.85%	N/A	N/A	N/A	N/A	0.75%	April 30, 2017
EM Corporate Debt Fund(c)	1.85%	1.50%	N/A	N/A	2.45%	1.55%	N/A	December 1, 2017
EM Dividend Signal Fund	1.74%	1.39%	N/A	N/A	N/A	1.44%	N/A	April 30, 2017
EM Infrastructure Fund(c)	1.55%	1.20%	1.60%	2.15%	2.15%	1.25%	N/A	April 30, 2018
High Yield Fund(c)	1.40%	1.00%	N/A	N/A	1.90%	N/A	0.90%	December 1, 2017
International Dividend Signal Fund	1.34%	0.99%	1.49%	N/A	1.94%	1.04%	N/A	April 30, 2017
International Small Cap Fund	1.64%	1.29%	N/A	N/A	N/A	1.34%	N/A	April 30, 2017
Tactical Muni & Credit Fund	1.79%	1.44%	1.94%	N/A	2.39%	1.49%	N/A	April 30, 2017
US Dividend Signal Fund	1.34%	0.99%	1.49%	N/A	N/A	N/A	N/A	April 30, 2017

(a) Prior to January 22, 2016, Adaptive Balanced Fund did not have an Expense Limitation Agreement with Salient Management.

(b) From January 1, 2016 to November 30, 2016, the annual expense limitation rates for Adaptive Income Fund’s Investor Class, Institutional Class, Class A and Class C shares were 0.89%, 0.39%, 0.64%, and 1.39%, respectively.

(c) Prior to December 1, 2016, EM Corporate Debt Fund, EM Infrastructure Fund and High Yield Fund did not have an Expense Limitation Agreement with Salient Management.

183	December 31, 2016

Notes to Financial Statements

Pursuant to the Expense Limitation Agreements, each Fund will reimburse Salient Management for any fee waivers and expense reimbursements made by Salient Management, provided that any such reimbursements made by a Fund to Salient Management will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the year ended December 31, 2016, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed by Advisor	Recoupment of Past Waived Fees by Advisor	Total
Adaptive Balanced Fund
Investor Class	$14,228	$—	$14,228
Institutional Class	43,982	—	43,982
Class A	41,997	—	41,997
Class C	36,969	—	36,969
Adaptive Income Fund
Investor Class	16,848	—	16,848
Institutional Class	33,379	—	33,379
Class A	33,825	—	33,825
Class C	48,798	—	48,798
Adaptive US Equity Fund
Investor Class	8,988	—	8,988
Institutional Class	48,815	—	48,815
Class Z	30,893	—	30,893
EM Dividend Signal Fund
Investor Class	95,364	—	95,364
Institutional Class	41,354	—	41,354
Advisor Class	3,247	—	3,247
EM Infrastructure Fund
Investor Class	1,908	—	1,908
Institutional Class	5,342	—	5,342
Class A	6,465	—	6,465
Class B	153		153
Class C	3,317	—	3,317
Advisor Class	1,371	—	1,371
High Yield Fund
Investor Class	12,316	—	12,316
Institutional Class	3,513	—	3,513
Class C	188	—	188
Class Z	1,536	—	1,536
International Dividend Signal Fund
Investor Class	130,344	—	130,344
Institutional Class	221,607	—	221,607
Class A	11,287	—	11,287
Class C	27,986	—	27,986
Advisor Class	80,422	—	80,422
International Small Cap Fund
Investor Class	39,195	—	39,195
Institutional Class	147,123	—	147,123
Advisor Class	3,517	—	3,517

December 31, 2016	184

Notes to Financial Statements

Fund	Fees Waived/ Reimbursed by Advisor	Recoupment of Past Waived Fees by Advisor	Total
Tactical Muni & Credit Fund
Investor Class	$6,514	$(21,713)	$(15,199)
Institutional Class	—	(7,705)	(7,705)
Class A	1,418	(1,053)	365
Class C	3,074	(3,166)	(92)
Advisor Class	7,972	(3,143)	4,829
US Dividend Signal Fund
Investor Class	29,002	—	29,002
Institutional Class	39,472	—	39,472
Class A	61,513	—	61,513

As of December 31, 2016, the balances of recoupable expenses for each Fund were waived in the following years:

Fund	2014	2015	2016	Total
Adaptive Balanced Fund
Investor Class	N/A	N/A	$14,228	$14,228
Institutional Class	N/A	N/A	43,982	43,982
Class A	N/A	N/A	41,997	41,997
Class C	N/A	N/A	36,969	36,969
Adaptive Income Fund
Investor Class	4,395	9,680	16,848	30,923
Institutional Class	12,375	19,736	33,379	65,490
Class A	4,243	9,463	33,825	47,531
Class C	16,175	31,813	48,798	96,786
Adaptive US Equity Fund
Investor Class	4,324	6,905	8,988	20,217
Institutional Class	42,192	45,647	48,815	136,654
Class Z	24,460	29,204	30,893	84,557
EM Corporate Debt Fund
Investor Class	23,536	N/A	—	23,536
Institutional Class	2,142	N/A	—	2,142
Class C	152	N/A	—	152
Advisor Class	—	N/A	—	—
EM Dividend Signal Fund
Investor Class	37,897	38,230	95,364	171,491
Institutional Class	52,485	60,201	41,354	154,040
Advisor Class	11,438	7,932	3,247	22,617
EM Infrastructure Fund
Investor Class	N/A	N/A	1,908	1,908
Institutional Class	N/A	N/A	5,342	5,342
Class A	N/A	N/A	6,465	6,465
Class B	N/A	N/A	153	153
Class C	N/A	N/A	3,317	3,317
Advisor Class	N/A	N/A	1,371	1,371
High Yield Fund
Investor Class	N/A	N/A	12,316	12,316
Institutional Class	N/A	N/A	3,513	3,513
Class C	N/A	N/A	188	188
Class Z	N/A	N/A	1,536	1,536

185	December 31, 2016

Notes to Financial Statements

Fund	2014	2015	2016	Total
International Dividend Signal Fund
Investor Class	$127,872	$147,383	$130,344	$405,599
Institutional Class	96,320	155,318	221,607	473,245
Class A	3,759	6,637	11,287	21,683
Class C	9,852	16,868	27,986	54,706
Advisor Class	88,453	75,388	80,422	244,263
International Small Cap Fund
Investor Class	6,763	14,293	39,195	60,251
Institutional Class	37,473	63,879	147,123	248,475
Advisor Class	2,065	1,265	3,517	6,847
Tactical Muni & Credit Fund
Investor Class	8,683	—	6,514	15,197
Institutional Class	14,437	—	—	14,437
Class A	933	—	1,418	2,351
Class C	2,245	—	3,074	5,319
Advisor Class	2,354	—	7,972	10,326
US Dividend Signal Fund
Investor Class	—	9,449	29,002	38,451
Institutional Class	56,508	109,425	39,472	205,405
Class A	4,657	58,731	61,513	124,901

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act that allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A		Class B	Class C
Adaptive Balanced Fund	0.25%	0.35%		N/A	0.75%
Adaptive Income Fund	0.25%	0.35	%(a)	N/A	0.75%
Adaptive US Equity Fund	0.25%	N/A		N/A	N/A
EM Corporate Debt Fund	0.25%	N/A		N/A	0.75%
EM Dividend Signal Fund	0.25%	N/A		N/A	N/A
EM Infrastructure Fund	0.25%	0.35	%(a)	0.75%	0.75%
High Yield Fund	0.25%	N/A		N/A	0.75%
International Dividend Signal Fund	0.25%	0.35%		N/A	0.75%
International Small Cap Fund	0.25%	N/A		N/A	N/A
Tactical Growth Fund	0.25%	0.35%		N/A	0.75%
Tactical Muni & Credit Fund	0.25%	0.35%		N/A	0.75%
US Dividend Signal Fund	0.25%	0.35%		N/A	N/A

(a) The Fund is currently authorized by the Board of Trustees to pay 0.25% with respect to Class A shares.

The Funds have adopted a Shareholder Services Plan (the “Shareholder Services Plan”) with respect to certain Funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly and are not to exceed the following annual rates:

Fund	Investor Class	Institutional Class	Class A	Class B	Class C	Advisor Class
Adaptive Balanced Fund	0.25%	None	N/A	N/A	0.25%	N/A
Adaptive Income Fund	0.25%	None	N/A	N/A	0.25%	N/A

December 31, 2016	186

Notes to Financial Statements

Fund	Investor Class	Institutional Class	Class A	Class B	Class C	Advisor Class
Adaptive US Equity Fund	0.25%	0.10%	N/A	N/A	N/A	N/A
EM Corporate Debt Fund	0.15%	0.05%	N/A	N/A	0.25%	0.10%
EM Dividend Signal Fund	0.15%	0.05%	N/A	N/A	N/A	0.10%
EM Infrastructure Fund	0.15%	0.05%	0.20%	0.25%	0.25%	0.10%
High Yield Fund	0.25%	0.10%	N/A	N/A	0.25%	N/A
International Dividend Signal Fund	0.15%	0.05%	0.20%	N/A	0.25%	0.10%
International Small Cap Fund	0.15%	0.05%	N/A	N/A	N/A	0.10%
Tactical Growth Fund	0.15%	0.05%	0.20%	N/A	0.25%	0.10%
Tactical Muni & Credit Fund	0.15%	0.05%	0.20%	N/A	0.25%	0.10%
US Dividend Signal Fund	0.15%	0.05%	0.20%	N/A	N/A	N/A

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

Administrator, Custodian, Distributor, Dividend Paying Agent & Transfer Agent

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent.

Citibank serves as the Funds’ custodian.

Forward Securities, LLC, a wholly owned subsidiary of Salient Management, (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Salient Management or its affiliates, except as noted below. As of December 31, 2016, there were eleven Trustees, nine of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees of the Trust may also serve as trustees of other registered investment companies managed by the Advisor and its affiliates, including Salient MF Trust (together with the Trust, the “Trusts”). Each Fund within the Trusts pays Independent Trustees an allocated portion of the retainer of $60,000 per year. Each Fund within the Trusts pays Independent Trustees an allocated portion of the amounts of: $6,250 for attendance in person at a regular meeting and $2,500 for attendance by telephone at a regular meeting; $3,750 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $1,500 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee, the Chairman of the Nominating Committee and the Chairman of the

Compliance Committee receive a special retainer fee in the amount of $25,000, $12,500, $7,500 and $7,500, respectively per year. In addition, each member of the Audit Committee, Nominating Committee and Compliance Committee receive $1,000, respectively per year. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. The interested Trustees receive no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee, including for the transportation and other expenses that they incur in attending meetings.

The Funds’ Chief Compliance Officer (“CCO”) is employed by Salient Management and is CCO for the Trusts. The Funds have agreed to pay the Advisor approximately $499,000 per year as (i) an allocated portion of the compensation of an officer or employee of the Advisor to serve as CCO for the Funds (plus the cost of reasonable expenses related to the performance of the CCO’s duties, including travel expenses), and (ii) an allocation of the expenses of other officers or employees of the Advisor who serve in other compliance capacities for the Funds. The Board approves annually an allocation of such costs among such personnel, and each Fund bears its pro rata share of such expense. Other affiliated funds and registered investment companies managed by the Advisor pay additional compensation for the same purposes.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

187	December 31, 2016

Notes to Financial Statements

7. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2016, excluding U.S. Government Obligations, short-term investments and short sales, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Adaptive Balanced Fund	$37,372,160	$46,821,597
Adaptive Income Fund	17,844,673	21,584,013
Adaptive US Equity Fund	65,125,583	63,919,664
EM Corporate Debt Fund	130,072,878	254,397,871
EM Dividend Signal Fund	41,647,051	43,018,923
EM Infrastructure Fund	28,960,975	48,871,687
High Yield Fund	64,967,548	123,335,959
International Dividend Signal Fund	164,058,613	240,320,339
International Small Cap Fund	94,703,884	153,527,304
Tactical Growth Fund	2,160,830,874	2,231,520,884
Tactical Muni & Credit Fund	286,135,529	278,404,249
US Dividend Signal Fund	1,384,623	7,807,914

Investment transactions in U.S. Government Obligations for the year ended December 31, 2016 were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Tactical Muni & Credit Fund	$12,599,387	$15,601,374

8. Tax Basis Information

Reclassifications: At December 31, 2016, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, treatment of capital losses due to mergers, expiration of capital loss carryforwards and differences in the book to tax treatment of certain investments. These reclassifications were as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Adaptive Balanced Fund	$11,682,116	$948,228	$(12,630,344)
Adaptive Income Fund	3,007,475	327	(3,007,802)
Adaptive US Equity Fund	—	(1)	1
EM Corporate Debt Fund	(1)	(778,568)	778,569
EM Dividend Signal Fund	(397)	23,004	(22,607)
EM Infrastructure Fund	(3,342,498)	(181,647)	3,524,145
High Yield Fund	—	(268,790)	268,790
International Dividend Signal Fund	(30)	45,470	(45,440)
International Small Cap Fund	(8,094,010)	1,045,721	7,048,289
Tactical Growth Fund	—	2,454,464	(2,454,464)
Tactical Muni & Credit Fund	—	(2,566)	2,566
US Dividend Signal Fund	74,909	3,055	(77,964)

December 31, 2016	188

Notes to Financial Statements

Tax Basis of Investments: Differences in book and tax accounting for cost basis of investments are primarily attributable to deferral of losses on wash sales and realization of unrealized gains/(losses) on investments in passive foreign investment companies for tax purposes. As of December 31, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Adaptive Balanced Fund	$33,056,344	$1,079,162	$(2,991,077)	$(1,911,915)
Adaptive Income Fund	13,666,627	229,143	(1,039,418)	(810,275)
Adaptive US Equity Fund	16,413,988	630,828	(32,670)	598,158
EM Corporate Debt Fund	42,385,547	503,478	(3,865,601)	(3,362,123)
EM Dividend Signal Fund	19,148,227	190,241	(493,633)	(303,392)
EM Infrastructure Fund	24,005,705	1,233,313	(2,058,937)	(825,624)
High Yield Fund	26,450,369	1,922,718	(2,033,358)	(110,640)
International Dividend Signal Fund	130,399,837	16,644,327	(12,994,644)	3,649,683
International Small Cap Fund	101,944,625	21,239,770	(4,282,936)	16,956,834
Tactical Growth Fund	228,546,895	8,988,851	(3,106,096)	5,882,755
Tactical Muni & Credit Fund	96,188,306	2,230,320	(874,142)	1,356,178
US Dividend Signal Fund	3,320,643	360,888	(71,586)	289,302

Capital Losses: Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. As of December 31, 2016, the following Funds had available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains as follows:

Fund	Expiring in 2017(a)	Expiring in 2018(a)	Expiring in 2019(a)	Short-Term(b)	Long-Term(b)
Adaptive Balanced Fund(c)	$—	$—	$—	$3,502,110	$17,051,296
Adaptive Income Fund(c)	—	—	—	1,774,801	2,241,904
EM Corporate Debt Fund	51,786	—	—	18,307,023	58,939,594
EM Dividend Signal Fund	—	—	—	3,420,246	1,627,501
EM Infrastructure Fund	30,182,432	24,061,967	—	1,461,603	2,359,375
High Yield Fund	—	—	—	2,827,684	7,614,982
International Dividend Signal Fund(c)	2,145,728	—	—	45,656,211	21,943,882
International Small Cap Fund	179,253,577	—	—	—	—
Tactical Muni & Credit Fund	—	—	—	64,017,158	27,019,629
US Dividend Signal Fund	—	—	—	2,227,511	709,937

(a) Capital losses incurred prior to December 31, 2010 under pre-enactment law.

(b) Capital losses incurred after December 31, 2010 under the Act and not subject to expiration.

(c) Subject to limitations under §382 of the Code.

Capital loss carryovers used during the year ended December 31, 2016 were:

Fund	Amount
High Yield Fund	$(201,881)
International Small Cap Fund	(3,386,093)
Tactical Growth Fund	(2,543,826)
Tactical Muni & Credit Fund	(2,556,597)
US Dividend Signal Fund	(55,384)

189	December 31, 2016

Notes to Financial Statements

The Funds elect to defer to the period ending December 31, 2017 capital losses and late year ordinary losses recognized during the period November 1, 2016 to December 31, 2016 in the amount of:

Fund	Capital Losses Total	Ordinary Losses Total
Adaptive Balanced Fund	$29,160	$–
Adaptive Income Fund	14,109	–
EM Corporate Debt Fund	355,900	28,218
EM Dividend Signal Fund	162,608	37,492
EM Infrastructure Fund	248,266	–
High Yield Fund	47,274	–
International Dividend Signal Fund	733,727	–
International Small Cap Fund	1,975,568	474,556
Tactical Muni & Credit Fund	264,535	–
US Dividend Signal Fund	1,430	–

Tax Basis of Distributable Earnings: At December 31, 2016 the following components of accumulated earnings on a tax basis were as follows:

	Adaptive Balanced Fund	Adaptive Income Fund	Adaptive US Equity Fund	EM Corporate Debt Fund
Post-October losses	$(29,160)	$(14,109)	$—	$(355,900)
Late year ordinary losses	—	—	—	(28,218)
Accumulated capital loss carryforwards	(20,553,406)	(4,016,705)	—	(77,298,403)
Undistributed ordinary income	75,836	—	343,937	—
Undistributed capital gains	—	—	191,430	—
Net unrealized appreciation/(depreciation) on foreign currency and futures contracts	—	—	64,413	(17)
Net unrealized appreciation on investments	(1,911,915)	(810,275)	598,158	(3,362,123)
Other cumulative effect of timing differences	—	—	(64,412)	—

Total distributable earnings	$(22,418,645)	$(4,841,089)	$1,133,526	$(81,044,661)

	EM Dividend Signal Fund	EM Infrastructure Fund	High Yield Fund	International Dividend Signal Fund
Post-October losses	$(162,608)	$(248,266)	$(47,274)	$(733,727)
Late year ordinary losses	(37,492)	—	—	—
Accumulated capital loss carryforwards	(5,047,747)	(58,065,377)	(10,442,666)	(69,745,821)
Undistributed ordinary income	—	29,008	225,894	103,583
Net unrealized appreciation/(depreciation) on foreign currency, swap contracts and futures contracts	(579)	(1,967)	244,719	26,023
Net unrealized appreciation on investments	(303,392)	(825,624)	(110,640)	3,649,683
Other cumulative effect of timing differences	—	(98)	(244,719)	(42,686)

Total distributable earnings	$(5,551,818)	$(59,112,324)	$(10,374,686)	$(66,742,945)

December 31, 2016	190

Notes to Financial Statements

	International Small Cap Fund	Tactical Growth Fund	Tactical Muni & Credit Fund	US Dividend Signal Fund
Post-October losses	$(1,975,568)	$—	$(264,535)	$(1,430)
Late year ordinary losses	(474,556)	—	—	—
Accumulated capital loss carryforwards	(179,253,577)	—	(91,036,787)	(2,937,448)
Undistributed ordinary income	121,673	9,772,721	26,670	—
Undistributed capital gains	—	2,021,128	—	—
Net unrealized appreciation/(depreciation) on foreign currency, swap contracts and futures contracts	(8,587)	—	211,179	(560)
Net unrealized appreciation on investments	16,956,834	5,882,755	1,356,178	289,302
Other cumulative effect of timing differences	547	—	(85,218)	—

Total distributable earnings	$(164,633,234)	$17,676,604	$(89,792,513)	$(2,650,136)

Tax Character of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. The amounts and characterizations of distributions and compositions of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, these tax adjusted amounts have not been determined as of December 31, 2016.

The tax character of distributions paid for the year ended December 31, 2016 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total	Return of Capital
Adaptive Balanced Fund	$1,847,817	$—	$—
Adaptive Income Fund	543,772	—	47,840
Adaptive US Equity Fund	1,487,924	48,655	—
EM Corporate Debt Fund	5,588,456	—	1,228,330
EM Dividend Signal Fund	320,716	—	—
EM Infrastructure Fund	568,943	—	—
High Yield Fund	4,254,783	—	—
International Dividend Signal Fund	10,109,639	—	—
International Small Cap Fund	4,924,980	—	—
Tactical Growth Fund	—	1,072,270	—
Tactical Muni & Credit Fund	2,930,813	—	—
US Dividend Signal Fund	27,619	—	—

The tax character of distributions paid for the year ended December 31, 2015 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Adaptive Balanced Fund	$666,532	—	—
Adaptive Income Fund	533,237	—	—
Adaptive US Equity Fund	27,502	$2,665,551	—
EM Corporate Debt Fund	19,793,746	—	—
EM Dividend Signal Fund	95,000	—	—
EM Infrastructure Fund	1,005,711	—	—
High Yield Fund	7,524,390	327,953	—
International Dividend Signal Fund	12,650,793	—	—

191	December 31, 2016

Notes to Financial Statements

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
International Small Cap Fund	$1,850,003	—	—
Tactical Growth Fund	—	$3,005,014	—
Tactical Muni & Credit Fund	3,085,073	—	—
US Dividend Signal Fund	2,205,248	—	$197,736

The Funds may own shares in certain foreign investment entities referred to under U.S. tax law, as “passive foreign investment companies” (PFICs). The Funds may elect to mark-to-market annually the shares of each PFIC and may be required to include in distributable income to shareholders any such mark-to-market gains.

9. Affiliated Companies

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control.

During the year ended December 31, 2016, Adaptive US Equity Fund owned 5% or more of the outstanding voting securities of the securities identified in the table below. The purchases, sales, dividend income, realized capital gains, shares and value of investment of Adaptive US Equity Fund in affiliated companies for the year ended December 31, 2016 were as follows:

Adaptive US Equity Fund
Security Name	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/16	Dividend Income	Realized Gain
Exchange-Traded Funds
SPDR® S&P Telecom ETF(a)	—	78,187	(78,187)	—	$—	$11,464	$317,729

Total					$—	$11,464	$317,729

(a) This security no longer met the definition of an affiliated company as of December 31, 2016.

Each Allocation Fund may invest in certain securities that are considered affiliated companies as they share the same Board of Trustees and/or are managed by subsidiaries of Salient Partners, L.P. and are “related companies” for purposes of applicable fund-of-fund rules. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investment of each Allocation Fund in affiliated companies for the year ended December 31, 2016 were as follows:

Adaptive Balanced Fund
	Beginning Shares	Transfer due to Reorganization(a)	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/16	Dividend Income	Realized Gain/(Loss)(b)
INVESTMENT COMPANIES
Salient Funds—Class Z shares
Salient Adaptive US Equity Fund	118,943	138,793	117,548	(196,441)	178,842	$6,347,109	$94,833	$171,681
Salient Commodity Long/Short Strategy Fund(c)	31,037	—	—	(31,037)	—	—	—	(43,550)
Salient Frontier Strategy Fund(c)	90,608	39,770	24,483	(154,861)	—	—	2,502	(278,723)
Salient High Yield Fund	21,724	—	344,452	(137,718)	228,458	2,122,373	37,679	17,265
Salient Investment Grade Fund(c)	200,910	192,693	2,817	(396,420)	—	—	47,052	178,091

December 31, 2016	192

Notes to Financial Statements

Adaptive Balanced Fund (continued)
	Beginning Shares	Transfer due to Reorganization(a)	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/16	Dividend Income	Realized Gain/(Loss)(b)
Salient Funds—Institutional Class shares
Salient EM Corporate Debt Fund	84,261	77,700	608,905	(481,487)	289,379	$2,135,619	$150,097	$(170,833)
Salient EM Dividend Signal Fund	276,970	—	27,414	(281,671)	22,713	192,154	1,005	(273,636)
Salient International Dividend Signal Fund	1,053,860	326,534	348,720	(931,202)	797,912	4,851,304	266,512	(1,284,509)
Salient International Real Estate Fund(d)	65,349	—	—	(65,349)	—	—	—	(258,341)
Salient International Small Cap Fund	—	120,206	116,759	(236,965)	—	—	—	254,786
Salient Real Estate Fund(d)	52,290	—	272,614	(246,138)	78,765	775,048	16,093	205,601
Salient Select Income Fund(d)	—	—	125,883	(40,542)	85,341	2,032,833	55,100	55,090
Salient Select Opportunity Fund(d)	47,739	—	—	(47,739)	—	—	—	(273,864)
Salient Tactical Muni & Credit Fund	45,392	254,933	268,676	(507,670)	61,331	457,526	70,182	131,906
Salient US Dividend Signal Fund	47,082	10,570	—	(57,652)	—	—	1,437	(207,980)
Salient Funds—Class I shares
Salient Adaptive Growth Fund(d)	—	611,213	1,066,363	(414,153)	1,263,423	8,742,884	244,969	1,386,751
Salient Trend Fund(d)	—	262,031	417,842	(255,593)	424,280	3,487,579	250,761	(408,137)

Total						$31,144,429	$1,238,222	$(798,402)

Adaptive Income Fund
	Beginning Shares	Transfer due to Reorganization(e)	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/16	Dividend Income	Realized Gain/(Loss)(b)
INVESTMENT COMPANIES
Salient Funds—Class Z shares
Salient High Yield Fund	284,479	200,932	73,673	(214,161)	344,923	$3,204,337	$195,455	$(153,682)
Salient Investment Grade Fund(c)	6,439	24,507	165,413	(196,359)	—	—	5,185	75,783
Salient Funds—Institutional Class shares
Salient EM Corporate Debt Fund	319,065	226,836	107,663	(219,693)	433,871	3,201,968	223,664	(437,444)
Salient EM Dividend Signal Fund	128,445	74,550	39,094	(210,986)	31,104	263,136	1,433	(73,079)
Salient EM Infrastructure Fund	—	—	8,901	(8,901)	—	—	2,116	5,227
Salient International Dividend Signal Fund	112,971	78,528	397,810	(415,590)	173,719	1,056,213	74,647	(236,816)
Salient International Real Estate Fund(d)	34,655	23,190	3,037	(60,882)	—	—	2,206	192,283
Salient Real Estate Fund(d)	4,848	1,199	224,094	(112,213)	117,928	1,160,408	15,041	(33,802)
Salient Select Income Fund(d)	59,695	35,261	205,466	(165,322)	135,100	3,218,078	93,470	10,547
Salient Tactical Muni & Credit Fund	139,716	125,357	525,553	(689,792)	100,833	752,212	40,112	77,010

Total						$12,856,352	$653,329	$(573,973)

(a) Shares acquired in conjunction with the reorganization of Forward Growth & Income Allocation Fund and Forward Multi-Strategy Fund into Salient Adaptive Balanced Fund on January 22, 2016, pursuant to an Agreement and Plan of Reorganization.

(b) Includes net realized gain/(loss) on affiliated investments and capital gain distributions received from the affiliated underlying funds.

(c) Effective close of business on December 12, 2016, Forward Commodity Long/Short Strategy Fund, Forward Frontier Strategy Fund and Forward Investment Grade Fixed-Income Funds were liquidated per the terms of the Board approved plan of liquidation.

193	December 31, 2016

Notes to Financial Statements

(d) Salient Adaptive Growth Fund, Salient International Real Estate Fund, Salient Real Estate Fund, Salient Select Income Fund, Salient Select Opportunity Fund, and Salient Trend Fund’s December 31, 2016 Annual Report may be obtained at www.salientpartners.com.

(e) Shares acquired in conjunction with the reorganization of Forward Balanced Allocation Fund into Salient Adaptive Income Fund on January 22, 2016, pursuant to an Agreement and Plan of Reorganization.

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

11. Fund Reorganizations

Adaptive Balanced Fund Acquisition of Forward Growth & Income Allocation Fund and Forward Multi-Strategy Fund: At the September 22 – 23, 2015 meeting of the Board of Trustees of the Trust, the Trustees, including all of the Independent Trustees, approved a form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of Forward Growth & Income Allocation Fund and Forward Multi-Strategy Fund (together, the “Acquired Funds”) into Adaptive Balanced Fund (the “Reorganization”). The Reorganization did not require shareholder approval and occurred as of the close of business on January 22, 2016 (the “Reorganization Date”). The purpose of the Reorganization was to combine three funds with similar investment objectives and strategies. On the Reorganization Date, the assets and liabilities of the Acquired Funds were transferred to Adaptive Balanced Fund in exchange for shares of Adaptive Balanced Fund. Pursuant to the Reorganization Agreement, each shareholder of Investor Class, Institutional Class, Class A and Class C shares of the Acquired Funds became the owner of the number of corresponding full and fractional shares of Adaptive Balanced Fund, having an equal aggregate net asset value. On the Reorganization date, Adaptive Balanced Fund and the Acquired Funds reported the following financial information:

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Adaptive Balanced Fund	1,689,628	$20,323,522	Forward Growth & Income Allocation Fund	1,234,716	$16,154,808
			Forward Multi-Strategy Fund	388,654	4,861,548

The investment portfolio value and unrealized appreciation/(depreciation) as of January 22, 2016 for each of the Acquired Funds were as follows:

Acquired Fund	Portfolio Value	Unrealized Appreciation/ (Depreciation) of Acquired Fund
Forward Growth & Income Allocation Fund	$16,048,459	$(191,693)
Forward Multi-Strategy Fund	4,857,514	(410,554)

Immediately following the Reorganization the net assets of the combined Adaptive Balanced Fund were $41,339,878.

The Reorganization qualified as a tax-free reorganization for federal income tax purposes. Adaptive Balanced Fund acquired the following unused capital loss carryforwards for potential utilization, subject to certain tax limitations:

Fund	Short-Term	Long-Term	Total
Forward Growth & Income Allocation Fund	$807,281	$4,898,141	$5,705,422
Forward Multi-Strategy Fund	997,742	3,194,752	4,192,494

December 31, 2016	194

Notes to Financial Statements

Assuming the Reorganization had been completed on January 1, 2016, the beginning of the annual reporting period for Adaptive Balanced Fund, Adaptive Balanced Fund’s pro forma results of operations for the year ended December 31, 2016 are as follows:

Net Investment Income	$2,916,661
Net Realized and Unrealized Loss on Investments	(2,974,568)

Net Decrease in Net Assets Resulting from Operations	$(57,907)

Because the combined investment portfolios have been managed as a single integrated portfolio since the closing of the Reorganization, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in Adaptive Balanced Fund’s Statement of Operations since January 22, 2016.

Adaptive Income Fund Acquisition of Forward Balanced Allocation Fund: At the September 22 – 23, 2015 meeting of the Board of Trustees of the Trust, the Trustees, including all of the Independent Trustees, approved a form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of Forward Balanced Allocation Fund (the “Acquired Fund”) into Adaptive Income Fund (the “Reorganization”). The Reorganization did not require shareholder approval and occurred as of the close of business on January 22, 2016 (the “Reorganization Date”). The purpose of the Reorganization was to combine two funds with similar investment objectives and strategies. On the Reorganization Date, the assets and liabilities of the Acquired Fund were transferred to Adaptive Income Fund in exchange for shares of Adaptive Income Fund. Pursuant to the Reorganization Agreement, each shareholders of Investor Class, Institutional Class, Class A and Class C shares of the Acquired Fund became the owner of the number of corresponding full and fractional shares of the Adaptive Income Fund, having an equal aggregate net asset value. On the Reorganization date, Adaptive Income Fund and the Acquired Fund reported the following financial information:

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Adaptive Income Fund	735,622	$9,178,646	Forward Balanced Allocation Fund	521,983	$6,830,248

The investment portfolio value and unrealized appreciation/(depreciation) as of January 22, 2016 for the Acquired Fund was as follows:

Acquired Fund	Portfolio Value	Unrealized Appreciation/ (Depreciation) of Acquired Fund
Forward Balanced Allocation Fund	$6,696,699	$(248,030)

Immediately following the Reorganization the net assets of the combined Adaptive Income Fund were $16,008,894.

The Reorganization qualified as a tax-free reorganization for federal income tax purposes. Adaptive Income Fund acquired the following unused capital loss carryforwards for potential utilization, subject to certain tax limitations:

Fund	Short-Term	Long-Term	Total
Forward Balanced Allocation Fund	$718,755	$1,965,410	$2,684,165

Assuming the Reorganization had been completed on January 1, 2016, the beginning of the annual reporting period for Adaptive Income Fund, Adaptive Income Fund’s pro forma results of operations for the year ended December 31, 2016 are as follows:

Net Investment Income	$873,874
Net Realized and Unrealized Loss on Investments	(99,186)

Net Decrease in Net Assets Resulting from Operations	$774,688

195	December 31, 2016

Because the combined investment portfolios have been managed as a single integrated portfolio since the closing of the Reorganization, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in Adaptive Income Fund’s Statement of Operations since January 22, 2016.

12. SEC Regulations

On October 13, 2016, the SEC amended Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

13. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2016. However, the following are details relating to the subsequent events through the date the financial statements were issued.

The following information applies to EM Corporate Debt Fund, EM Dividend Signal Fund and High Yield Fund only:

Liquidation of EM Corporate Debt Fund, EM Dividend Signal Fund and High Yield Fund: On October 18, 2016, the Board of Trustees of the Trust, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act), approved the liquidation of EM Corporate Debt Fund, EM Dividend Signal Fund and High Yield Fund. These Funds will be liquidated pursuant to a Board-approved Plan of Liquidation on or around February 28, 2017 (the “Liquidation Date”). On the Liquidation Date, each of these Funds will distribute pro rata to its respective shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate.

The following information applies to Adaptive Balanced Fund only:

Effective January 24, 2017, the principal investment strategy for the Adaptive Balanced Fund was changed to the following: Adaptive Balanced Fund is a risk-targeted portfolio that invests in Underlying Funds, exchange-traded funds, exchange-traded notes, futures and other derivatives in order to gain exposure to global equity markets, global interest rate markets, global credit markets, and global commodity markets.

The following information applies to Adaptive Income Fund only:

Effective January 24, 2017, the principal investment strategy for the Adaptive Income Fund was changed to the following: Adaptive Income Fund is a risk-targeted portfolio that invests in Underlying Funds, exchange-traded funds, exchange-traded notes, futures and other derivatives in order to gain exposure to a range of income-producing global equity markets, global interest rate markets and global credit markets.

The following information applies to EM Infrastructure Fund, International Dividend Signal Fund, International Small Cap Fund, Tactical Growth Fund and Tactical Muni & Credit Fund only:

At a meeting of the Board of Trustees of the Trust held on January 17, 2017, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act), determined that the Funds will cease offering Advisor class shares effective on March 29, 2017 (the “Closure Date”). Effective on or after the Closure Date, outstanding Advisor Class shares of a Fund will be exchanged at relative asset value for Institutional Class shares of the same Fund having the same value.

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2016. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12- month period ended June 30, 2016 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the SEC’s website at www.sec.gov.

December 31, 2016	196

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Forward Funds:

We have audited the accompanying statements of assets and liabilities of Salient Adaptive Balanced Fund (formerly, Forward Growth Allocation Fund), Salient Adaptive Income Fund (formerly, Forward Income Builder Fund), Salient Adaptive US Equity Fund (formerly, Forward Total MarketPlus Fund), Salient EM Corporate Debt Fund (formerly, Forward EM Corporate Debt Fund), Salient EM Dividend Signal Fund (formerly, Forward Emerging Markets Fund), Salient EM Infrastructure Fund (formerly, Forward Global Infrastructure Fund), Salient High Yield Fund (formerly, Forward High Yield Bond Fund), Salient International Dividend Signal Fund (formerly, Forward International Dividend Fund), Salient International Small Cap Fund (formerly, Forward International Small Companies Fund), Salient Tactical Growth Fund (formerly, Forward Tactical Growth Fund), Salient Tactical Muni & Credit Fund (formerly, Forward Credit Analysis Long/Short Fund), and Salient US Dividend Signal Fund (formerly, Forward Dynamic Income Fund) (collectively, the “Funds”), including the portfolios of investments, as of December 31, 2016 and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the periods ended December 31, 2014 and prior were audited by other auditors whose report thereon dated February 24, 2015, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2016, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 13 to the financial statements, the Funds’ Board of Trustees approved the liquidation and termination of the Salient EM Corporate Debt Fund, Salient EM Dividend Signal Fund, and Salient High Yield Fund. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

197	December 31, 2016

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Adaptive US Equity Fund	$48,655
Tactical Growth Fund	$1,072,270

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2016 and December 31, 2016, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

Adaptive Balanced Fund	13.08%
Adaptive Income Fund	8.48%
Adaptive US Equity Fund	22.38%
EM Dividend Signal Fund	100.00%
EM Infrastructure Fund	100.00%
International Dividend Signal Fund	42.98%
International Small Cap Fund	63.47%
US Dividend Signal Fund	100.00%

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2016 and December 31, 2016, as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

Adaptive Balanced Fund	4.84%
Adaptive Income Fund	0.62%
Adaptive US Equity Fund	15.70%
EM Infrastructure Fund	3.49%
International Dividend Signal Fund	0.13%
US Dividend Signal Fund	100.00%

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designate the amounts listed below as foreign taxes paid and foreign source income earned between January 1, 2016 and December 31, 2016, respectively.

	Foreign Taxes Paid	Foreign Source Income
EM Infrastructure Fund	$95,421	$1,258,026
International Dividend Signal Fund	$487,437	$7,057,582
International Small Cap Fund	$246,372	$5,141,583

During the year ended December 31, 2016, 75.55% of the dividend paid by the Tactical Muni & Credit Fund from net investment income should be treated as tax-exempt dividends.

Section 19 Notice

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for Federal income tax purposes.

December 31, 2016	198

Tax Information (Unaudited)

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
EM Corporate Debt Fund
Institutional Class	$0.458872	—	$0.100859	$0.559731	81.98%	—	18.02%	100.00%
Investor Class	$0.436444	—	$0.095929	$0.532373	81.98%	—	18.02%	100.00%
Class C	$0.415018	—	$0.091220	$0.506238	81.98%	—	18.02%	100.00%
Advisor Class	$0.456670	—	$0.100374	$0.557044	81.98%	—	18.02%	100.00%

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Adaptive Income Fund
Institutional Class	$0.509744	—	$0.044844	$0.554588	91.91%	—	8.09%	100.00%
Investor Class	$0.466922	—	$0.041081	$0.508003	91.91%	—	8.09%	100.00%
Class A	$0.487516	—	$0.042891	$0.530407	91.91%	—	8.09%	100.00%
Class C	$0.423471	—	$0.037256	$0.460727	91.91%	—	8.09%	100.00%

199	December 31, 2016

Additional Company Information (Unaudited)

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

Each Fund’s operations are managed under the direction and oversight of the Board of Trustees (the “Board”). The Board appoints officers of the Trust (“Salient FF Trust”) who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

As of December 31, 2016, there were eleven Trustees, nine of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees and officers of the Trust also may be directors or officers of some or all of the other registered investment companies, including the Salient MF Trust (together, with the Salient FF Trust, the “Trusts”), managed by Salient and its affiliates (hereafter, Salient and Forward Management, both jointly and individually, are referred to as the “Advisor”). Each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. The table below shows, for each Trustee and executive officer, his/her full name, and year of birth, the position held with the Trusts, the length of time served in that position, his/her principal occupation during the last five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient MF Trust, 4265 San Felipe, Suite 800, Houston, Texas 77027 or c/o Forward Funds, 101 California Street, 16th Floor, San Francisco, California 94111. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available at www.salientpartners.com or upon request, without charge, by calling 800-999-6809.

Interested Trustees*

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
John A. Blaisdell* Year of Birth: 1960	Salient MF Trust Trustee, President and Principal Executive Officer (since 2012); Chairman of the Board (2012 to 2015) Salient FF Trust Trustee, President and Principal Executive Officer (since 2015)	Managing Director of Salient (since 2002).	22	The Endowment Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); The Salient Midstream & MLP Fund (investment company) (since 2012).

Jeremy L. Radcliffe* Year of Birth: 1974	Salient MF Trust Trustee, Secretary (since 2012) Salient FF Trust Trustee, Secretary (since 2015)	President, Forward Securities (since 2015); Managing Director of Salient (since 2002).	22	None.

(1)	The Fund Complex for the purposes of this table consists of all open-end funds in the Trusts (21) and all public closed-end funds advised by the Advisor or an affiliate of the Advisor (1).

*	This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.

December 31, 2016	200

Additional Company Information (Unaudited)

Independent Trustees***

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Julie Allecta Year of Birth: 1946	Salient MF Trust Trustee (since 2015); Audit Committee Chairperson (since 2016) Salient FF Trust Trustee (since 2012), Audit Committee Chairperson (since 2012)	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Member of Executing Committee and Governing Council, Independent Directors Council (since 2014); Director, WildCare Bay Area (since 2007); Director, Audubon Canyon Ranch, Inc. (2009 to 2012); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014 to 2015).	21	Trustee, Litman Gregory Funds Trust (since 2013).

Karin B. Bonding, CFA Year of Birth: 1939	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	Lecturer, University of Virginia (1996 to 2015); President of Capital Markets Institute, Inc. (retired)(fee-only financial planner and investment advisor) (1996 to 2016).	22	The Endowment Funds (investment companies) (four funds) (since 2010); The Salient Midstream and MLP Fund (investment company)(since 2012); Brandes Investment Trust (investment companies) (four funds) (2006 to 2012); Credit Suisse Alternative Capital Funds (investment companies) (six funds) (2005 to 2010).

Jonathan P. Carroll Year of Birth: 1961	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	President, Lazarus Capital LLC (Investment company) (since 2006); President, Lazarus Energy Holdings, LLC (Investment holding company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988).	22	The Endowment Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); LRR Energy, L.P. (LRE) (energy company) (2014 to 2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); The Salient Midstream & MLP Fund (investment company) (since 2012).

A. John Gambs Year of Birth: 1945	Salient MF Trust Trustee (since 2015) Salient FF Trust Trustee (since 2012)	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (2011 to 2016); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (1997 to 2010).	21	None.

201	December 31, 2016

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); President of The Space Agency (marketing) (since 1999); President of The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986 to 1996).	22	The Endowment Funds (investment companies) (four funds) (since 2009); Babson Funds (eleven funds) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative, and Space Agency (since 2008); Communities in Schools (since 2007); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (2004 to 2016); Houston Angel Network (since 2004); The Harris Foundation, Inc. (since 1998); The Salient Midstream & MLP Fund (investment company) (since 2012); American Telemedicine Association (2007 to 2014).

Cecilia H. Herbert Year of Birth: 1949	Salient MF Trust Trustee (since 2015), Nominating Committee Chairperson (since 2016) Salient FF Trust Trustee (since 2009), Nominating Committee Chairperson (since 2010)	Trustee, Stanford HealthCare (since 2016); Trustee, WNET, the public media company of New York (since 2011); Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Trustee, The Thacher School (2002 to 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991).	21	Director, iShares Inc. (since 2005 and Chair since 2016); Trustee, iShares Trust (since 2005 and Chair since 2016); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

Richard C. Johnson Year of Birth: 1937	Salient MF Trust Trustee (since 2012) Compliance Committee Chairperson (since 2012) Salient FF Trust Trustee (since 2015); Compliance Committee Chairperson (since 2016)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts (1998 to 2002); practiced law at Baker Botts (1966 to 2002) (1972 to 2002 as a partner).	22	The Endowment Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); The Salient Midstream & MLP Fund (investment company) (since 2012).

December 31, 2016	202

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Haig G. Mardikian Year of Birth: 1947	Salient MF Trust Trustee (since 2015), Chairman of the Board (since 2015) Salient FF Trust Trustee (since 1998), Chairman of the Board (since 2005)	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).	21	Chairman and Director of SIFE Trust Fund (1978 to 2001).

Scott E. Schwinger Year of Birth: 1965	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	President, The McNair Group (management) (since 2006); Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (since 1999).	22	The Endowment Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Houston Technology Center (since 2013); The Make-A-Wish Foundation (since 2008); The Salient Midstream & MLP Fund (investment company) (since 2012).

**	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

***	G. Edward Powell served as an Independent Trustee of both Salient FF Trust and Salient MF Trust during the fiscal year ended December 31, 2016. Mr. Powell served from September 22, 2015 through his resignation on December 31, 2016.

(1)	The Fund Complex consists of all open-end funds in the Trusts (21) and all public closed-end funds advised by the Advisors or an affiliate of the Advisors (1).

203	December 31, 2016

Additional Company Information (Unaudited)

Officers of the Funds Who Are Not Trustees

Name and Year of Birth***	Position(s) with the Trusts	Principal Occupation(s) During Past 5 Years
Paul A. Bachtold Year of Birth: 1973	Salient MF Trust Chief Compliance Officer (since 2012) Salient FF Trust Chief Compliance Officer (since 2016)	Chief Compliance Officer and Secretary, Forward Securities, LLC (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient (since 2010).

Christopher R. Arnold Year of Birth: 1977	Salient MF Trust Treasurer and Principal Financial Officer (since 2015) Salient FF Trust Deputy Treasurer (since 2016)	Director of Fund Accounting, Salient (since 2010); Audit Manager, PricewaterhouseCoopers, LLP (2002 to 2009).

Robert S. Naka Year of Birth: 1963	Salient MF Trust Vice President (since 2015) Salient FF Trust Vice President (since 2009)	Chief Operating Officer, Salient and Forward Management, LLC (since 2015); President, Forward Funds (2015); Secretary, Forward Funds (2012 to 2015); Chief Operating Officer, Forward Management, LLC (since 2009); Interim Chief Executive Officer, Forward Management, LLC (2015); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

Barbara H. Tolle Year of Birth: 1949	Salient FF Trust Treasurer and Principal Financial Officer (since 2006)	Vice President, Director of Fund Accounting and Operations, Forward Management, LLC (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Kathryn A. Burns Year of Birth: 1976	Salient FF Trust Assistant Treasurer (since 2014)	Vice President and Fund Controller, ALPS Fund Services, Inc. (since 2013); Vice President and Chief Compliance Officer, Old Mutual Capital (2010 to 2012); Vice President and Regulatory Reporting Manager, Old Mutual Capital (2006 to 2012); Manager, PricewaterhouseCoopers LLP (2004 to 2006).

***	Each officer shall hold office at the pleasure of the Board until the next annual meeting of the Trusts or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

December 31, 2016	204

Board Consideration of the Investment Management Agreement and Sub-Advisory Agreements (Unaudited)

At an in-person meeting of the Board held on October 18, 2016, the Board, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of the Investment Management Agreement between Forward Funds (the “Trust”), on behalf of its series Salient Adaptive Balanced Fund, Salient Adaptive Income Fund, Salient Adaptive US Equity Fund, Salient EM Corporate Debt Fund, Salient EM Dividend Signal Fund, Salient EM Infrastructure Fund, Salient High Yield Fund, Salient International Dividend Signal, Salient International Small Cap Fund, Salient Tactical Growth Fund, Salient Tactical Muni & Credit Fund, and Salient US Dividend Signal Fund (each a “Fund,” and together, the “Funds”), and Forward Management, LLC d/b/a Salient (“Salient Management” or the “Advisor”) (the “Advisory Agreement”); the investment sub-advisory agreement among the Trust, Forward Management and Broadmark Asset Management, LLC (“Broadmark ” or a “Sub-Advisor”); the investment sub-advisory agreement among the Trust, Forward Management and Pictet Asset Management Limited (“Pictet” or a “Sub-Advisor”); and the investment sub-advisory agreement among Forward Funds, Forward Management and Pacific Investment Management Company LLC (“PIMCO” or a “Sub-Advisor”, together with Broadmark and Pictet, the “Sub-Advisors”) (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”).

In preparation for review of the Advisory Agreement and Sub-Advisory Agreements, the Board requested each of the Advisor and Sub-Advisors to provide detailed information which the Board determined to be reasonably necessary to evaluate the Advisory Agreement and Sub-Advisory Agreements. The Independent Trustees met in-person in executive session prior to the meeting to review and discuss aspects of these materials. At the request of the Independent Trustees, the Advisor made a presentation and responded to questions from the Independent Trustees. The Board, including the Independent Trustees, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Trustees were assisted at all times by independent counsel.

The Independent Trustees reported that the Advisor’s presentation at the October 18, 2016 meeting and the extensive prior discussion among themselves and with counsel, based on their review of the materials, left them satisfied that the Advisor and Sub-Advisors had provided responses to the requests for information adequate to allow for an informed decision regarding renewal of the Advisory Agreement and Sub-Advisory Agreements. The Independent Trustees reported their conclusion that the continuation of the Advisory Agreement and Sub-Advisory Agreements should enable the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted the approval of the Advisory Agreement and Sub-Advisory Agreements. It also was noted that the Board’s decision to approve the continuation of the Advisory Agreement and Sub-Advisory Agreements was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services to be provided. With respect to the Advisory Agreement and Sub-Advisory Agreements, as applicable, the Board considered: the background and experience of key investment personnel and the Advisor’s and Sub-Advisors’ ability to retain them; the Advisor’s and Sub-Advisors’ focus on analysis of complex asset categories; the Advisor’s and Sub-Advisors’ disciplined investment approach and commitment to investment principles; the Advisor’s and Sub-Advisors’ investment in and commitment to personnel; the Advisor’s and Sub-Advisors’ compliance efforts and risk and general oversight; and the Advisor’s oversight of and interaction with service providers, including the Sub-Advisors. The Board determined that the Advisor and Sub-Advisors had, when necessary, taken steps to address any underperformance. The Board concluded that the nature, extent and quality of the management and advisory service to be provided are appropriate and thus support a decision to approve the Advisory Agreement and Sub-Advisory Agreements.

The investment performance of the Funds. The Board evaluated the historical performance of the Funds, and comparative information provided regarding the Funds’ investment performance and information on the performance of other investment funds and various indices. The Board also considered the various performance reports received throughout the year, showing variability of returns over the course of the year. The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance. On the basis of the Board’s assessment, the Board concluded that the Advisor and Sub-Advisors were capable of generating a level of long-term investment performance that is consistent with shareholder expectations in light of the various Funds’ investment objectives, policies and strategies. Specifically, the Board noted that:

•

the Adaptive Balanced Fund underperformed its index as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016;

205	December 31, 2016

Board Consideration of the Investment Management Agreement and Sub-Advisory Agreements (Unaudited)

•

the Adaptive Income Fund underperformed its index as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and outperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016 and outperformed the average performance of its peer group for the period since the Fund’s inception through June 30, 2016, but underperformed the median performance of its peer group for the period since the Fund’s inception through June 30, 2016;

•

the Adaptive US Equity Fund outperformed its index as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and outperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016;

•

the EM Corporate Debt Fund underperformed its index as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; underperformed the average and median performance of its peer group as of the calendar year-to-date through June 30, 2016 and the average performance of its peer group for the period since the Fund’s inception through June 30, 2016, but outperformed the median performance of its peer group for the period since the Fund’s inception through June 30, 2016. The Board noted that this Fund has been approved for liquidation and will discontinue investment operations in accordance with the relevant Plan of Liquidation;

•

the EM Dividend Signal Fund underperformed its index as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016, but outperformed the median and average performance of its peer group for the period since the Fund’s inception through June 30, 2016. The Board noted that this Fund has been approved for liquidation and will discontinue investment operations in accordance with the relevant Plan of Liquidation;

•

the EM Infrastructure Fund underperformed its index as of the calendar year-to-date through June 30, 2016, but outperformed its index for the period since the Fund’s inception through June 30, 2016; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016;

•

the High Yield Fund underperformed its index as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016, but outperformed the median and average performance of its peer group for the period since the Fund’s inception through June 30, 2016. The Board noted that this Fund has been approved for liquidation and will discontinue investment operations in accordance with the relevant Plan of Liquidation;

•

the International Dividend Signal Fund underperformed its index as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and underperformed the median performance of its peer group as of the calendar year-to-date through June 30, 2016 and the average and median performance of its peer group for the period since the Fund’s inception through June 30, 2016, but outperformed the average performance of its peer group as of the calendar year-to-date through June 30, 2016;

•

the International Small Cap Fund underperformed its index as of the calendar year-to-date through June 30, 2016, but outperformed its index for the period since the Fund’s inception through June 30, 2016; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016, but outperformed the median and average performance of its peer group for the period since the Fund’s inception through June 30, 2016;

•

the Tactical Growth Fund underperformed its index as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016 and underperformed the average performance of its peer group for the period since the Fund’s inception through June 30, 2016, but outperformed the median performance of its peer group for the period since the Fund’s inception through June 30, 2016;

•	the Tactical Muni & Credit Fund outperformed its index as of the calendar year-to-date through June 30, 2016 and for the period

December 31, 2016	206

Board Consideration of the Investment Management Agreement and Sub-Advisory Agreements (Unaudited)

since the Fund’s inception through June 30, 2016; and outperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and

•

the US Dividend Signal Fund outperformed its index as of the calendar year-to-date through June 30, 2016, but underperformed its index for the period since the Fund’s inception through June 30, 2016; and outperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016;

The cost of advisory service to be provided and profits to be realized by the Advisor and Sub-Advisors. In analyzing the cost of services and profitability of the Advisor, the Board considered the revenues and expenses of the Advisor and each Fund’s size. The Board took into account the significant investment by and cost to the Advisor regarding investment management infrastructure to support the Funds and other support for investors. In addition, the Board recognized the subjective nature of determining profitability. Further, the Independent Trustees recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. On the basis of the Board’s review of the fees charged by the Advisor for investment advisory and related services (including to its other clients if applicable), the specialized nature of the Funds’ investment programs, the Advisor’s financial information, and the costs associated with managing the Funds, the Board concluded that the level of investment management fees is appropriate in light of the services provided and the management fees and overall expense ratios of comparable funds and other clients of the Advisor.

With respect to the fees paid to the Sub-Advisors, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisors to their other clients (if applicable). The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed assets other than the Funds or has multiple business lines and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix, and other factors. Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability with respect to the relevant Funds was not excessive and that the sub-advisory fees received by each Sub-Advisor out of the management fee for each Fund were reasonable in light of the services provided to each Fund.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale. While noting that the management fees will not decrease as the level of the Funds’ assets increase, the Board noted the Advisor’s expense limitation agreements in place, that the Advisor and not the Funds pay the sub-advisory fees, and concluded that each Fund’s management fee and sub-advisory fee (as applicable), is reasonable under the current circumstances. The Board noted that it will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, as well as the appropriateness of management fees and sub-advisory fees payable to the Advisor and Sub-Advisors, respectively.

Benefits to the Advisor and Sub-Advisors from their relationships with the Funds. The Board concluded that other benefits derived by the Advisor and Sub-Advisors from their relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Funds and investors therein, and are consistent with industry practice and the best interests of the Funds and their shareholders. In this regard, the Board noted that it has received regular reports from Salient Management and the Sub-Advisors regarding their soft dollar policies and usage. The Board discussed the potential for other fall-out benefits to the Advisor and Sub-Advisors, including reputational benefits and the potential for growth of the Advisor’s and Sub-Advisors’ separate account business or other business lines through association with the Funds, and concluded that such benefits are reasonable and typical of those potentially enjoyed by managers of publicly offered mutual funds.

Other considerations. The Board determined that the Advisor and Sub-Advisors have made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of service, as well as the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders, and noted the significant financial, reputational, enterprise and litigation and regulatory risk undertaken by the Advisor and Sub-Advisors as managers of publicly offered mutual funds.

207	December 31, 2016

Privacy Policy (Unaudited)

Salient Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non- affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Salient Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third- party’s privacy policies will apply to you and ours will not.

December 31, 2016	208

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

K&L Gates LLP

Independent Registered Public Accounting Firm

KPMG LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Salient Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.salientpartners.com

Salient Adaptive Balanced Fund

Salient Adaptive Income Fund

Salient Adaptive US Equity Fund

Salient EM Corporate Debt Fund

Salient EM Dividend Signal Fund

Salient EM Infrastructure Fund

Salient High Yield Fund

Salient International Dividend Signal Fund

Salient International Real Estate Fund

Salient International Small Cap Fund

Salient Real Estate Fund

Salient Select Income Fund

Salient Select Opportunity Fund

Salient Tactical Growth Fund

Salient Tactical Muni & Credit Fund

Salient Tactical Real Estate Fund

Salient US Dividend Signal Fund

FSD002416 031018

Item 2.	Code of Ethics.

(a)    The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. The registrant’s Code of Ethics for principal executive and principal financial officers is filed hereto under Item 12(a)(1) on this Form N-CSR.

(b)    During the period covered by this report, no implicit or explicit waivers to the provisions of the registrant’s Code of Ethics for principal executive or principal financial officers, as referenced above, were granted.

A copy of the registrant’s Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The registrant’s audit committee financial expert is A. John Gambs. Mr. Gambs is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $517,500 for the fiscal year ended December 31, 2016 and $585,500 for the fiscal year ended December 31, 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $20,000 for the fiscal year ended December 31, 2016 and $34,450 for the fiscal year ended December 31, 2015. These services consisted of annual independent pricing fees.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $149,850 for the fiscal year ended December 31, 2016 and $265,197 for the fiscal year ended December 31, 2015. These services consisted of professional services related to tax compliance and tax planning, including review of federal and state income tax returns, reviews of excise tax distribution requirements and review of excise tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant on behalf of the Funds, other than the services reported in paragraphs (a) through (c) of this Item, were NONE for the fiscal year ended December 31, 2016 and NONE for the fiscal year ended December 31, 2015.

(e)(1)	The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant’s Audit Committee has established policies and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the registrant’s Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2016 and NONE for the fiscal year ended December 31, 2015.

(h)	The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The registrant’s Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit-99.(A)(1).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORWARD FUNDS

By:	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	March 8, 2017

By:	/s/ Barbara H. Tolle
Barbara H. Tolle
Principal Financial Officer

Date:	March 8, 2017